UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016*

*	Effective April 29, 2016, MFS Money Market Portfolio, a series of the Registrant, was redesignated as MFS U.S. Government Money Market Portfolio.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2016

MFS® BLENDED RESEARCH®

CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	2.9%
Bank of America Corp.	2.6%
Verizon Communications, Inc.	2.3%
Apple, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Merck & Co., Inc.	2.1%
Procter & Gamble Co.	2.1%
Citigroup, Inc.	2.0%
Celgene Corp.	1.8%
Facebook, Inc., “A”	1.8%

Equity sectors
Financial Services	16.9%
Technology	15.4%
Health Care	13.0%
Retailing	9.3%
Consumer Staples	8.9%
Leisure	7.1%
Energy	6.8%
Utilities & Communications	6.3%
Industrial Goods & Services	5.3%
Special Products & Services	4.1%
Autos & Housing	2.4%
Transportation	2.1%
Basic Materials	1.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

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MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of 8.45%, while Service Class shares of the fund provided a total return of 8.17%. These compare with a return of 11.96% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection within the retailing, energy and health care sectors was a primary factor that detracted from performance relative to the S&P 500 Index. Within the retailing sector, the fund’s overweight holdings of drugstore CVS Health Corp, branded clothing designer and manufacturer PVH and accessories footwear and apparel manufacturer Michael Kors (h) weighed on relative performance. Shares of CVS traded down after the company lowered full year 2016 and 2017 estimates. CVS indicated that the retail portion of its business faced more significant headwinds than expected from network losses heading into 2017. Within the energy sector, the fund’s overweight holdings of independent petroleum products company Marathon Petroleum (h), and holdings of natural gas exploration and development company Rice Energy (b), hurt relative results. Stocks that held back relative performance within the health care sector included overweight holdings of biotech firm Gilead Sciences and pharmaceutical and medical products maker Abbott Laboratories. The fund’s holdings of non-urban hospital operator Community Health Systems (b)(h) further weighed on relative results.

Elsewhere, the fund’s overweight holdings of cruise line operator Royal Caribbean Cruises (h), and the timing of the fund’s ownership in shares of financial services firm Goldman Sachs (h), dampened relative returns. Shares of Goldman Sachs appreciated after reporting better-than-expected results as its Fixed Income, Currency and Commodities, and Investing and Lending segments posted strong results. In addition, shares of many US banks significantly outperformed the market following the US presidential election as investors appeared to have anticipated a more favorable environment with reduced regulation and higher interest rates going forward.

Contributors to Performance

Stock selection in both the consumer staples and financial services sectors contributed to relative performance. Within the consumer staples sector, the fund’s overweight position in oilseeds, corn, and wheat processor Archer-Daniels-Midland benefited relative results. Stocks that aided relative results in the financial services sector included overweight holdings of financial services firm Bank of America, credit card company Discover Financial Services, financial services provider Charles Schwab (h) and insurance company Prudential Financial. Bank of America posted strong results driven by higher-than-expected fee income, a lower-than-anticipated loan loss provision and solid expense management.

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MFS Blended Research Core Equity Portfolio

Management Review – continued

Elsewhere, not holding shares of specialty pharmaceutical company Allergan helped boost relative results. Shares of Allergan fell after Pfizer terminated the proposed combination with Allergan following Treasury Department changes to inversion rules. The fund’s overweight positions in energy exploration and production company EOG Resources, utility services provider Exelon and global security company Northrop Grumman further strengthened performance relative to the benchmark. The fund’s holdings of strong-performing cable services provider Charter Communications, which was not a constituent of the S&P 500 Index until late in the reporting period also helped relative returns.

Respectfully,

Jim Fallon	Matt Krummell	Jonathan Sage	Jed Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	8.45%	14.20%	7.13%
Service Class	8/24/01	8.17%	13.92%	6.87%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.43%	$1,000.00	$1,068.61	$2.24
	Hypothetical (h)	0.43%	$1,000.00	$1,022.97	$2.19
Service Class	Actual	0.68%	$1,000.00	$1,067.16	$3.53
	Hypothetical (h)	0.68%	$1,000.00	$1,021.72	$3.46

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements).

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MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 3.3%
Northrop Grumman Corp.	30,096	$6,999,728
Textron, Inc.	47,728	2,317,672
United Technologies Corp.	59,236	6,493,450

		$15,810,850

Airlines – 1.2%
Delta Air Lines, Inc.	50,248	$2,471,699
United Continental Holdings, Inc. (a)	46,649	3,399,779

		$5,871,478

Apparel Manufacturers – 1.1%
PVH Corp.	55,603	$5,017,615

Automotive – 0.6%
General Motors Co.	79,530	$2,770,825

Biotechnology – 3.0%
Celgene Corp. (a)	74,606	$8,635,645
Gilead Sciences, Inc.	79,768	5,712,186

		$14,347,831

Business Services – 3.9%
Accenture PLC, “A”	22,705	$2,659,437
Cognizant Technology Solutions Corp., “A” (a)	77,989	4,369,724
FleetCor Technologies, Inc. (a)	37,545	5,313,368
Global Payments, Inc.	88,155	6,118,839

		$18,461,368

Cable TV – 2.8%
Charter Communications, Inc., “A” (a)	23,712	$6,827,159
Comcast Corp., “A”	93,768	6,474,680

		$13,301,839

Chemicals – 0.8%
Monsanto Co.	34,378	$3,616,909

Computer Software – 2.9%
Intuit, Inc.	58,704	$6,728,065
Microsoft Corp.	117,317	7,290,078

		$14,018,143

Computer Software – Systems – 4.1%
Apple, Inc.	96,244	$11,146,980
Hewlett Packard Enterprise	290,255	6,716,501
NCR Corp. (a)	41,840	1,697,030

		$19,560,511

Construction – 1.8%
Owens Corning	96,231	$4,961,670
Sherwin-Williams Co.	13,285	3,570,211

		$8,531,881

Consumer Products – 2.5%
Estee Lauder Cos., Inc., “A”	29,205	$2,233,890

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Procter & Gamble Co.	117,164	$9,851,149

		$12,085,039

Consumer Services – 0.3%
Priceline Group, Inc. (a)	814	$1,193,373

Electrical Equipment – 0.5%
General Electric Co.	81,774	$2,584,058

Electronics – 2.3%
Broadcom Corp.	29,302	$5,179,715
Intel Corp.	160,434	5,818,941

		$10,998,656

Energy – Independent – 4.5%
Anadarko Petroleum Corp.	14,385	$1,003,066
EOG Resources, Inc.	74,358	7,517,594
Noble Energy, Inc.	28,299	1,077,060
Occidental Petroleum Corp.	24,992	1,780,180
Rice Energy, Inc. (a)	206,084	4,399,893
Valero Energy Corp.	80,251	5,482,748

		$21,260,541

Energy – Integrated – 1.0%
Chevron Corp.	4,268	$502,344
Exxon Mobil Corp.	48,221	4,352,427

		$4,854,771

Food & Beverages – 4.2%
Archer Daniels Midland Co.	145,148	$6,626,006
J.M. Smucker Co.	14,729	1,886,196
Mondelez International, Inc.	167,329	7,417,695
Tyson Foods, Inc., “A”	67,920	4,189,306

		$20,119,203

Food & Drug Stores – 1.4%
CVS Health Corp.	82,753	$6,530,039

Gaming & Lodging – 0.5%
Carnival Corp.	45,719	$2,380,131

General Merchandise – 0.6%
Wal-Mart Stores, Inc.	39,628	$2,739,087

Health Maintenance Organizations – 0.2%
UnitedHealth Group, Inc.	7,051	$1,128,442

Insurance – 5.9%
Allstate Corp.	27,021	$2,002,797
Berkshire Hathaway, Inc., “B” (a)	15,027	2,449,100
Chubb Ltd.	12,888	1,702,763
MetLife, Inc.	135,561	7,305,382
Prudential Financial, Inc.	71,526	7,442,996
Travelers Cos., Inc.	8,117	993,683
Validus Holdings Ltd.	62,273	3,425,638
XL Group Ltd.	68,577	2,555,179

		$27,877,538

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MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 3.8%
Alphabet, Inc., “A” (a)	7,204	$5,708,810
Alphabet, Inc., “C” (a)	5,086	3,925,477
Facebook, Inc., “A” (a)	74,321	8,550,631

		$18,184,918

Leisure & Toys – 1.4%
Electronic Arts, Inc. (a)	84,910	$6,687,512

Machinery & Tools – 1.4%
Illinois Tool Works, Inc.	26,854	$3,288,541
Ingersoll-Rand Co. Ltd., “A”	16,211	1,216,473
United Rentals, Inc. (a)	21,958	2,318,326

		$6,823,340

Major Banks – 5.4%
Bank of America Corp.	570,428	$12,606,459
JPMorgan Chase & Co.	87,292	7,532,427
Wells Fargo & Co.	99,980	5,509,898

		$25,648,784

Medical & Health Technology & Services – 1.6%
HCA Holdings, Inc. (a)	83,568	$6,185,703
McKesson Corp.	9,449	1,327,112

		$7,512,815

Medical Equipment – 2.6%
Abbott Laboratories	128,397	$4,931,729
Medtronic PLC	103,706	7,386,978

		$12,318,707

Network & Telecom – 2.2%
Cisco Systems, Inc.	344,823	$10,420,551

Oil Services – 1.3%
Schlumberger Ltd.	72,505	$6,086,795

Other Banks & Diversified Financials – 3.6%
Citigroup, Inc.	157,326	$9,349,884
Discover Financial Services	110,560	7,970,270

		$17,320,154

Pharmaceuticals – 5.6%
Eli Lilly & Co.	112,014	$8,238,630
Johnson & Johnson	66,497	7,661,119
Merck & Co., Inc.	173,044	10,187,100
Pfizer, Inc.	17,840	579,443

		$26,666,292

Railroad & Shipping – 0.9%
Union Pacific Corp.	40,679	$4,217,599

Real Estate – 2.0%
Mid-America Apartment Communities, Inc., REIT	24,815	$2,429,885
Public Storage, Inc., REIT	19,806	4,426,641
Store Capital Corp., REIT	103,951	2,568,629

		$9,425,155

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 2.5%
Domino’s Pizza, Inc.	40,214	$6,403,677
Starbucks Corp.	63,285	3,513,583
YUM! Brands, Inc.	27,666	1,752,088

		$11,669,348

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	30,818	$4,432,245

Specialty Stores – 6.3%
Amazon.com, Inc. (a)	18,638	$13,976,077
AutoZone, Inc. (a)	9,554	7,545,654
Best Buy Co., Inc.	56,445	2,408,508
Gap, Inc.	93,190	2,091,184
Ross Stores, Inc.	63,008	4,133,325

		$30,154,748

Telephone Services – 2.7%
AT&T, Inc.	38,432	$1,634,513
Verizon Communications, Inc.	209,162	11,165,068

		$12,799,581

Tobacco – 2.1%
Altria Group, Inc.	30,124	$2,036,985
Philip Morris International, Inc.	87,359	7,992,475

		$10,029,460

Utilities – Electric Power – 3.6%
AES Corp.	184,981	$2,149,479
American Electric Power Co., Inc.	19,882	1,251,771
Exelon Corp.	209,874	7,448,428
FirstEnergy Corp.	142,925	4,426,387
PPL Corp.	50,070	1,704,884

		$16,980,949

Total Common Stocks (Identified Cost, $390,855,336)		$472,439,081

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $676,951)	676,957	$676,957

Total Investments (Identified Cost, $391,532,287)		$473,116,038

OTHER ASSETS, LESS LIABILITIES – 0.6%		2,873,616

NET ASSETS – 100.0%		$475,989,654

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $390,855,336)	$472,439,081
Underlying affiliated funds, at value (identified cost, $676,951)	676,957
Total investments, at value (identified cost, $391,532,287)	$473,116,038
Cash	6,577
Receivables for
Investments sold	2,663,269
Fund shares sold	10,152
Dividends	557,365
Other assets	396
Total assets		$476,353,797
Liabilities
Payable for fund shares reacquired	$271,889
Payable to affiliates
Investment adviser	16,073
Shareholder servicing costs	114
Distribution and/or service fees	3,496
Payable for independent Trustees’ compensation	37
Accrued expenses and other liabilities	72,534
Total liabilities		$364,143
Net assets		$475,989,654
Net assets consist of
Paid-in capital	$377,452,359
Unrealized appreciation (depreciation) on investments	81,583,751
Accumulated net realized gain (loss) on investments	10,015,006
Undistributed net investment income	6,938,538
Net assets		$475,989,654
Shares of beneficial interest outstanding		10,238,246

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$306,367,898	6,571,619	$46.62
Service Class	169,621,756	3,666,627	46.26

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$9,216,476
Interest	27,342
Dividends from underlying affiliated funds	11,859
Other	7,482
Total investment income		$9,263,159
Expenses
Management fee	$2,077,418
Distribution and/or service fees	399,498
Shareholder servicing costs	17,132
Administrative services fee	82,051
Independent Trustees’ compensation	11,257
Custodian fee	28,161
Reimbursement of custodian expenses	(37,887)
Shareholder communications	30,884
Audit and tax fees	52,236
Legal fees	4,677
Miscellaneous	16,227
Total expenses		$2,681,654
Reduction of expenses by investment adviser	(250,059)
Net expenses		$2,431,595
Net investment income		$6,831,564
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$10,062,634
Underlying affiliated funds	(55)
Net realized gain (loss) on investments		$10,062,579
Change in unrealized appreciation (depreciation) on investments		$20,818,767
Net realized and unrealized gain (loss) on investments		$30,881,346
Change in net assets from operations		$37,712,910

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$6,831,564	$6,401,804
Net realized gain (loss) on investments	10,062,579	48,893,831
Net unrealized gain (loss) on investments	20,818,767	(50,149,576)
Change in net assets from operations	$37,712,910	$5,146,059
Distributions declared to shareholders
From net investment income	$(6,431,285)	$(6,967,865)
From net realized gain on investments	(48,845,958)	(35,420,962)
Total distributions declared to shareholders	$(55,277,243)	$(42,388,827)
Change in net assets from fund share transactions	$30,405,523	$22,589,488
Total change in net assets	$12,841,190	$(14,653,280)
Net assets
At beginning of period	463,148,464	477,801,744
At end of period (including undistributed net investment income of $6,938,538 and $6,538,259, respectively)	$475,989,654	$463,148,464

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$48.56		$53.50	$48.31	$36.15	$31.86
Income (loss) from investment operations
Net investment income (d)	$0.74	(c)	$0.76	$0.77	$0.71	$0.72
Net realized and unrealized gain (loss) on investments	3.24		(0.62)	5.28	12.32	4.17
Total from investment operations	$3.98		$0.14	$6.05	$13.03	$4.89
Less distributions declared to shareholders
From net investment income	$(0.72)		$(0.87)	$(0.86)	$(0.87)	$(0.60)
From net realized gain on investments	(5.20)		(4.21)	—	—	—
Total distributions declared to shareholders	$(5.92)		$(5.08)	$(0.86)	$(0.87)	$(0.60)
Net asset value, end of period (x)	$46.62		$48.56	$53.50	$48.31	$36.15
Total return (%) (k)(r)(s)(x)	8.45	(c)	1.13	12.57	36.40	15.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	(c)	0.60	0.60	0.60	0.61
Expenses after expense reductions (f)	0.44	(c)	0.45	0.45	0.50	0.60
Net investment income	1.56	(c)	1.45	1.53	1.68	2.06
Portfolio turnover	49		51	41	43	54
Net assets at end of period (000 omitted)	$306,368		$319,721	$361,501	$367,674	$311,265

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$48.26		$53.18	$48.02	$35.93	$31.65
Income (loss) from investment operations
Net investment income (d)	$0.61	(c)	$0.62	$0.64	$0.60	$0.62
Net realized and unrealized gain (loss) on investments	3.22		(0.61)	5.23	12.24	4.15
Total from investment operations	$3.83		$0.01	$5.87	$12.84	$4.77
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.72)	$(0.71)	$(0.75)	$(0.49)
From net realized gain on investments	(5.20)		(4.21)	—	—	—
Total distributions declared to shareholders	$(5.83)		$(4.93)	$(0.71)	$(0.75)	$(0.49)
Net asset value, end of period (x)	$46.26		$48.26	$53.18	$48.02	$35.93
Total return (%) (k)(r)(s)(x)	8.17	(c)	0.87	12.28	36.05	15.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	(c)	0.85	0.85	0.85	0.86
Expenses after expense reductions (f)	0.69	(c)	0.70	0.70	0.75	0.85
Net investment income	1.30	(c)	1.20	1.28	1.44	1.80
Portfolio turnover	49		51	41	43	54
Net assets at end of period (000 omitted)	$169,622		$143,427	$116,301	$134,107	$134,379

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$472,439,081	$—	$—	$472,439,081
Mutual Funds	676,957	—	—	676,957
Total Investments	$473,116,038	$—	$—	$473,116,038

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$6,431,285	$6,967,865
Long-term capital gains	48,845,958	35,420,962
Total distributions	$55,277,243	$42,388,827

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$391,811,180
Gross appreciation	89,920,383
Gross depreciation	(8,615,525)
Net unrealized appreciation (depreciation)	$81,304,858
Undistributed ordinary income	6,938,538
Undistributed long-term capital gain	10,293,899

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$4,331,384	$5,389,089	$31,449,575	$26,219,824
Service Class	2,099,901	1,578,776	17,396,383	9,201,138
Total	$6,431,285	$6,967,865	$48,845,958	$35,420,962

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2016 through April 28, 2016, the management fee was computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser had agreed in writing to reduce its management fee to 0.40% of average daily net assets. This written agreement terminated on April 28, 2016. For the period January 1, 2016 through April 28, 2016, this management fee reduction amounted to $217,055, which is included in the reduction of total expenses in the Statement of Operations.

Effective April 29, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $33,004, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $14,887, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,245.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $932 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase transactions pursuant to this policy, which amounted to $279,810.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $225,918,857 and $237,911,281, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	197,629	$9,164,031	43,291	$2,227,278
Service Class	777,422	36,935,471	989,722	49,579,379
	975,051	$46,099,502	1,033,013	$51,806,657

17

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	783,467	$35,780,959	710,313	$31,608,913
Service Class	429,812	19,496,284	243,559	10,779,914
	1,213,279	$55,277,243	953,872	$42,388,827
Shares reacquired
Initial Class	(993,359)	$(46,872,280)	(926,626)	$(48,236,182)
Service Class	(512,413)	(24,098,942)	(448,375)	(23,369,814)
	(1,505,772)	$(70,971,222)	(1,375,001)	$(71,605,996)
Net change
Initial Class	(12,263)	$(1,927,290)	(173,022)	$(14,399,991)
Service Class	694,821	32,332,813	784,906	36,989,479
	682,558	$30,405,523	611,884	$22,589,488

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,884 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,216,382	57,029,314	(57,568,739)	676,957

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(55)	$—	$11,859	$676,957

18

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

19

MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

22

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS had amended its contractual advisory fee rate schedule effective April 29, 2016 and that such advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $53,731,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® CORPORATE BOND PORTFOLIO

MFS® Variable Insurance Trust II

BDS-ANN

MFS® CORPORATE BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Corporate Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	80.2%
High Yield Corporates	14.8%
U.S. Treasury Securities	0.8%
Commercial Mortgage-Backed Securities	0.5%
Emerging Markets Bonds	0.5%
Asset-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AA	2.2%
A	20.2%
BBB	58.7%
BB	13.6%
B	1.3%
CCC (o)	0.0%
C	0.1%
D (o)	0.0%
U.S. Government	0.8%
Not Rated (o)	0.0%
Cash & Cash Equivalents	3.1%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	10.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Corporate Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Corporate Bond Portfolio (“fund”) provided a total return of 6.28%, while Service Class shares of the fund provided a total return of 5.98%. These compare with a return of 5.63% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index (formerly “Barclays U.S. Credit Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Contributors to Performance

The fund’s overweight exposure to “BB” and “BBB” rated (r) securities, and an underweight exposure to “AA” rated securities, contributed to returns relative to the Bloomberg Barclays U.S. Credit Bond Index, as lower-quality bonds outperformed the benchmark during the reporting period. An overweight exposure to both the basic industry and energy sectors also buoyed relative returns, along with the fund’s underweight exposure to bonds within the sovereign sector. Additionally, the fund’s shorter relative duration (d) stance was a positive factor for relative performance as interest rates increased during the period.

Detractors from Performance

The fund’s overweight allocation to technology, consumer non-cyclicals and consumer cyclicals weakened relative returns, as all three sectors underperformed the benchmark. Security selection within “BBB” rated securities also held back relative results. The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when fixed income markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

3

MFS Corporate Bond Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Corporate Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	6.28%	4.47%	5.71%
Service Class	8/24/01	5.98%	4.21%	5.45%

Comparative benchmark
Bloomberg Barclays U.S. Credit Bond Index (f)		5.63%	3.85%	5.31%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Bloomberg Barclays U.S. Credit Bond Index (formerly Barclays U.S. Credit Bond Index) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Corporate Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.58%	$1,000.00	$989.27	$2.90
	Hypothetical (h)	0.58%	$1,000.00	$1,022.22	$2.95
Service Class	Actual	0.83%	$1,000.00	$988.16	$4.15
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.05% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 95.7%
Aerospace – 0.4%
Lockheed Martin Corp., 3.55%, 1/15/2026	$964,000	$983,580

Asset-Backed & Securitized – 0.6%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040 (z)	$214,267	$163,452
Greenwich Capital Commercial Funding Corp., FRN, 5.758%, 7/10/2038	150,737	150,691
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.753%, 6/15/2049	977,447	983,334
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.66%, 7/15/2042 (n)(q)	396,330	101,840
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.086%, 2/18/2030 (i)	109,561	3
Morgan Stanley Capital I, Inc., FRN, 1.023%, 11/15/2030 (i)(n)	666,496	6,173

		$1,405,493

Automotive – 2.3%
General Motors Co., 6.25%, 10/02/2043	$1,257,000	$1,387,247
General Motors Financial Co., Inc., 3.45%, 4/10/2022	1,222,000	1,207,246
Lear Corp., 4.75%, 1/15/2023	787,000	802,740
Nissan Motor Acceptance Corp., 1.95%, 9/12/2017 (n)	908,000	910,572
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	1,426,000	1,450,955

		$5,758,760

Biotechnology – 0.9%
Life Technologies Corp., 6%, 3/01/2020	$2,172,000	$2,364,680

Broadcasting – 2.0%
Omnicom Group, Inc., 3.625%, 5/01/2022	$1,283,000	$1,316,295
Omnicom Group, Inc., 3.6%, 4/15/2026	1,030,000	1,017,907
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	578,000	574,440
SES S.A., 3.6%, 4/04/2023 (n)	346,000	337,488
Time Warner, Inc., 3.8%, 2/15/2027	1,204,000	1,193,426
Time Warner, Inc., 5.35%, 12/15/2043	685,000	723,161

		$5,162,717

Brokerage & Asset Managers – 1.0%
CME Group, Inc., 3%, 3/15/2025	$891,000	$889,375
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	652,000	658,637
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	1,070,000	1,091,949

		$2,639,961

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – 1.3%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$850,000	$862,633
Masco Corp., 4.45%, 4/01/2025	560,000	568,400
Masco Corp., 4.375%, 4/01/2026	476,000	484,125
Mohawk Industries, Inc., 3.85%, 2/01/2023	999,000	1,019,820
Owens Corning, 4.2%, 12/15/2022	460,000	477,210

		$3,412,188

Business Services – 2.6%
Cisco Systems, Inc., 2.2%, 2/28/2021	$1,428,000	$1,423,403
Equinix, Inc., 5.75%, 1/01/2025	969,000	1,012,605
Fidelity National Information Services, Inc., 2%, 4/15/2018	135,000	135,393
Fidelity National Information Services, Inc., 5%, 3/15/2022	1,270,000	1,305,014
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	416,000	420,920
Fidelity National Information Services, Inc., 5%, 10/15/2025	775,000	843,835
MSCI, Inc., 5.75%, 8/15/2025 (n)	1,464,000	1,551,840

		$6,693,010

Cable TV – 3.7%
Charter Communications Operating LLC, 6.384%, 10/23/2035	$886,000	$1,010,251
Comcast Corp., 4.65%, 7/15/2042	628,000	652,600
Comcast Corp., 4.75%, 3/01/2044	720,000	770,723
Cox Communications, Inc., 6.25%, 6/01/2018 (n)	261,000	275,346
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	578,000	579,858
Sirius XM Radio, Inc., 5.75%, 8/01/2021 (n)	1,375,000	1,431,719
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	170,000	169,150
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	353,000	345,058
Time Warner Cable, Inc., 8.25%, 4/01/2019	850,000	954,792
Time Warner Cable, Inc., 5%, 2/01/2020	354,000	375,481
Time Warner Cable, Inc., 4.5%, 9/15/2042	955,000	863,340
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	266,000	348,088
Videotron Ltd., 5%, 7/15/2022	1,555,000	1,593,875

		$9,370,281

Chemicals – 0.9%
LyondellBasell Industries N.V., 5%, 4/15/2019	$939,000	$991,330
LyondellBasell Industries N.V., 6%, 11/15/2021	1,256,000	1,423,150

		$2,414,480

7

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Computer Software – 0.7%
Oracle Corp., 3.4%, 7/08/2024	$1,107,000	$1,126,611
VeriSign, Inc., 4.625%, 5/01/2023	763,000	774,445

		$1,901,056

Computer Software – Systems – 0.2%
Apple, Inc., 4.375%, 5/13/2045	$383,000	$392,668

Conglomerates – 0.8%
General Electric Capital Corp., 5.5%, 1/08/2020	$421,000	$461,012
Johnson Controls International PLC, 0% to 1/02/2017, 4.95% to 7/02/2064	294,000	273,582
Roper Industries, Inc., 1.85%, 11/15/2017	1,171,000	1,174,552

		$1,909,146

Consumer Products – 1.6%
Hasbro, Inc., 5.1%, 5/15/2044	$1,138,000	$1,148,797
Mattel, Inc., 1.7%, 3/15/2018	393,000	392,067
Mattel, Inc., 5.45%, 11/01/2041	460,000	460,902
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	589,000	590,914
Newell Rubbermaid, Inc., 3.85%, 4/01/2023	945,000	979,238
Newell Rubbermaid, Inc., 5.375%, 4/01/2036	378,000	425,399

		$3,997,317

Consumer Services – 2.4%
Priceline Group, Inc., 3.65%, 3/15/2025	$769,000	$765,879
Priceline Group, Inc., 3.6%, 6/01/2026	1,761,000	1,739,123
Service Corp. International, 5.375%, 1/15/2022	170,000	176,800
Service Corp. International, 5.375%, 5/15/2024	2,004,000	2,089,170
Visa, Inc., 4.15%, 12/14/2035	1,413,000	1,477,010

		$6,247,982

Containers – 2.2%
Ball Corp., 5%, 3/15/2022	$682,000	$714,395
Ball Corp., 4%, 11/15/2023	691,000	677,180
Ball Corp., 5.25%, 7/01/2025	1,030,000	1,076,350
Crown American LLC, 4.5%, 1/15/2023	1,853,000	1,890,060
Sealed Air Corp., 5.5%, 9/15/2025 (n)	1,150,000	1,187,375

		$5,545,360

Defense Electronics – 0.6%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$1,358,000	$1,480,887

Electrical Equipment – 0.4%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$478,000	$472,760
Molex Electronic Technologies LLC, 3.9%, 4/15/2025 (n)	642,000	630,730

		$1,103,490

Electronics – 1.9%
Flextronics International Ltd., 4.625%, 2/15/2020	$2,018,000	$2,121,427

Issuer	Shares/Par	Value ($)
BONDS – continued
Electronics – continued
Jabil Circuit, Inc., 4.7%, 9/15/2022	$399,000	$406,980
NXP B.V./NXP Funding LLC, 4.125%, 6/15/2020 (n)	695,000	719,325
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)	702,000	737,100
Tyco Electronics Group S.A., 6.55%, 10/01/2017	360,000	373,410
Tyco Electronics Group S.A., 2.375%, 12/17/2018	229,000	231,162
Tyco Electronics Group S.A., 3.5%, 2/03/2022	252,000	259,063

		$4,848,467

Emerging Market Quasi-Sovereign – 0.3%
Comision Federal de Electricidad, 5.75%, 2/14/2042	$465,000	$431,288
Comision Federal de Electricidad, 5.75%, 2/14/2042 (n)	285,000	264,338

		$695,626

Energy – Independent – 0.7%
Concho Resources, Inc., 4.375%, 1/15/2025	$840,000	$838,328
Pioneer Natural Resources Co., 7.5%, 1/15/2020	930,000	1,056,576

		$1,894,904

Energy – Integrated – 0.5%
Shell International Finance B.V., 3.75%, 9/12/2046	$1,300,000	$1,193,629

Financial Institutions – 2.5%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	$227,000	$236,080
CIT Group, Inc., 6.625%, 4/01/2018 (n)	1,900,000	2,002,125
GE Capital International Funding Co., 2.342%, 11/15/2020	1,217,000	1,214,207
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	570,000	614,175
International Lease Finance Corp., 5.875%, 8/15/2022	1,000,000	1,085,000
Navient Corp., 7.25%, 9/25/2023	1,221,000	1,254,578

		$6,406,165

Food & Beverages – 5.8%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$1,855,000	$1,934,311
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	1,511,000	1,536,217
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	1,977,000	2,078,863
Constellation Brands, Inc., 4.25%, 5/01/2023	1,605,000	1,664,208
J.M. Smucker Co., 2.5%, 3/15/2020	303,000	304,273
J.M. Smucker Co., 3.5%, 10/15/2021	880,000	913,918
J.M. Smucker Co., 4.375%, 3/15/2045	324,000	320,832
Kraft Heinz Foods Co., 5%, 7/15/2035	415,000	434,730

8

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Beverages – continued
Kraft Heinz Foods Co., 6.5%, 2/09/2040	$1,459,000	$1,774,849
Molson Coors Brewing Co., 2.1%, 7/15/2021	589,000	573,109
Molson Coors Brewing Co., 4.2%, 7/15/2046	501,000	466,148
Pernod Ricard S.A., 4.45%, 1/15/2022 (n)	831,000	880,820
SYSCO Corp., 2.5%, 7/15/2021	445,000	439,851
Tyson Foods, Inc., 4.5%, 6/15/2022	598,000	635,716
Tyson Foods, Inc., 5.15%, 8/15/2044	368,000	380,872
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	505,000	513,580

		$14,852,297

Food & Drug Stores – 1.4%
CVS Health Corp., 2.75%, 12/01/2022	$500,000	$491,993
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019	1,433,000	1,451,317
Walgreens Boots Alliance, Inc., 3.45%, 6/01/2026	1,321,000	1,294,814
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034	446,000	448,121

		$3,686,245

Forest & Paper Products – 0.8%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$806,000	$885,440
International Paper Co., 6%, 11/15/2041	860,000	964,186
Packaging Corp. of America, 3.9%, 6/15/2022	133,000	137,031

		$1,986,657

Gaming & Lodging – 0.5%
Wyndham Worldwide Corp., 2.5%, 3/01/2018	$811,000	$817,732
Wyndham Worldwide Corp., 5.1%, 10/01/2025	463,000	487,273

		$1,305,005

Insurance – 1.0%
American International Group, Inc., 4.7%, 7/10/2035	$1,010,000	$1,045,203
American International Group, Inc., 4.5%, 7/16/2044	917,000	902,481
Unum Group, 4%, 3/15/2024	637,000	638,866

		$2,586,550

Insurance – Health – 1.6%
Aetna, Inc., 2.8%, 6/15/2023	$508,000	$499,823
Anthem, Inc., 1.875%, 1/15/2018	618,000	618,228
Humana, Inc., 7.2%, 6/15/2018	1,157,000	1,243,508
UnitedHealth Group, Inc., 4.625%, 7/15/2035	1,690,000	1,839,271

		$4,200,830

Insurance – Property & Casualty – 3.8%
Aon PLC, 4.6%, 6/14/2044	$237,000	$233,691
AXIS Capital Holdings Ltd., 5.875%, 6/01/2020	190,000	208,125

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Property & Casualty – continued
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$828,000	$824,040
Chubb Corp., 6.375% to 4/15/2017, FRN to 3/29/2067	279,000	262,260
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	343,000	342,654
CNA Financial Corp., 5.875%, 8/15/2020	1,570,000	1,733,148
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	951,000	939,283
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018	678,000	684,250
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	900,000	977,475
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	779,000	791,780
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	468,000	456,152
XL Group Ltd., 5.75%, 10/01/2021	1,110,000	1,232,474
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	896,000	898,374

		$9,583,706

Major Banks – 8.0%
Bank of America Corp., 7.625%, 6/01/2019	$500,000	$561,635
Bank of America Corp., 5.625%, 7/01/2020	185,000	203,279
Bank of America Corp., 4.125%, 1/22/2024	1,917,000	1,990,024
Bank of America Corp., FRN, 6.1%, 12/29/2049	1,420,000	1,427,810
Goldman Sachs Group, Inc., 4.8%, 7/08/2044	904,000	947,238
HSBC Holdings PLC, 4.375%, 11/23/2026	941,000	946,607
JPMorgan Chase & Co., 4.25%, 10/15/2020	442,000	467,391
JPMorgan Chase & Co., 4.5%, 1/24/2022	790,000	851,134
JPMorgan Chase & Co., 3.25%, 9/23/2022	904,000	913,192
JPMorgan Chase & Co., 3.125%, 1/23/2025	688,000	671,693
JPMorgan Chase & Co., 2.95%, 10/01/2026	1,192,000	1,136,014
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049	1,221,000	1,315,628
Morgan Stanley, 5.5%, 7/28/2021	1,245,000	1,378,430
Morgan Stanley, 3.125%, 7/27/2026	2,972,000	2,835,154
PNC Bank N.A., 2.6%, 7/21/2020	1,158,000	1,167,140
Wachovia Corp., 6.605%, 10/01/2025	1,270,000	1,481,385
Wells Fargo & Co., 4.1%, 6/03/2026	1,000,000	1,011,754
Wells Fargo & Co., 5.9% to 6/15/2024, FRN to 12/29/2049	1,106,000	1,111,530

		$20,417,038

Medical & Health Technology & Services – 2.8%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$161,000	$164,499
Becton, Dickinson and Co., 4.685%, 12/15/2044	1,083,000	1,121,973

9

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Fresenius U.S. Finance II, Inc., 6.5%, 9/15/2018 (n)	$734,000	$776,205
Fresenius U.S. Finance II, Inc., 4.25%, 2/01/2021 (n)	189,000	195,615
HCA, Inc., 4.75%, 5/01/2023	910,000	931,613
HCA, Inc., 5.25%, 6/15/2026	963,000	995,501
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	900,000	887,269
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	555,000	522,653
Universal Health Services, Inc., 4.75%, 8/01/2022 (n)	1,260,000	1,275,750
Universal Health Services, Inc., 5%, 6/01/2026 (n)	334,000	325,650

		$7,196,728

Medical Equipment – 2.1%
Abbott Laboratories, 2.9%, 11/30/2021	$2,291,000	$2,285,561
Abbott Laboratories, 4.75%, 11/30/2036	1,636,000	1,660,583
Medtronic, Inc., 3.5%, 3/15/2025	1,061,000	1,091,110
Medtronic, Inc., 4.375%, 3/15/2035	381,000	402,438

		$5,439,692

Metals & Mining – 1.4%
Barrick Gold Corp., 3.85%, 4/01/2022	$297,000	$301,006
Barrick Gold Corp., 4.1%, 5/01/2023	561,000	574,914
Barrick North America Finance LLC, 4.4%, 5/30/2021	93,000	97,646
Barrick North America Finance LLC, 5.7%, 5/30/2041	65,000	66,231
Glencore Funding LLC, 4.125%, 5/30/2023 (z)	841,000	846,332
Glencore Funding LLC, 4%, 4/16/2025 (z)	536,000	525,280
Kinross Gold Corp., 5.95%, 3/15/2024	667,000	675,338
Southern Copper Corp., 6.75%, 4/16/2040	415,000	447,075

		$3,533,822

Midstream – 5.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$1,375,000	$1,335,712
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	975,000	983,122
Enbridge, Inc., 5.5%, 12/01/2046	799,000	857,172
Enbridge, Inc., 6% to 1/15/2027, FRN to 1/15/2077	1,967,000	1,962,083
Energy Transfer Partners LP, 9.7%, 3/15/2019	213,000	244,390
Enterprise Products Operating LLC, 3.9%, 2/15/2024	406,000	418,280
Enterprise Products Operating LLC, 4.45%, 2/15/2043	473,000	447,482
Enterprise Products Operating LLC, 4.85%, 3/15/2044	362,000	364,799
Enterprise Products Partners LP, 6.3%, 9/15/2017	540,000	556,907
Enterprise Products Partners LP, 7.034% to 1/15/2018, FRN to 1/15/2068	267,000	272,563

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	$465,000	$569,167
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	370,000	412,214
Kinder Morgan Energy Partners LP, 6.5%, 4/01/2020	306,000	338,492
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	581,000	686,271
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	670,000	666,636
ONEOK Partners LP, 2%, 10/01/2017	447,000	448,215
Phillips 66 Partners LP, 4.9%, 10/01/2046	697,000	668,052
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	1,467,000	1,558,688
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	133,000	142,310
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)	289,000	311,398
Sabine Pass Liquefaction LLC, 5%, 3/15/2027 (n)	542,000	546,743
Spectra Energy Capital LLC, 8%, 10/01/2019	942,000	1,070,949

		$14,861,645

Natural Gas – Distribution – 0.8%
NiSource Finance Corp., 3.85%, 2/15/2023	$1,106,000	$1,141,549
NiSource Finance Corp., 4.8%, 2/15/2044	761,000	799,661

		$1,941,210

Network & Telecom – 2.3%
AT&T, Inc., 2.45%, 6/30/2020	$619,000	$614,251
AT&T, Inc., 4.75%, 5/15/2046	1,136,000	1,074,218
AT&T, Inc., 5.65%, 2/15/2047	669,000	716,181
Verizon Communications, Inc., 4.5%, 9/15/2020	1,471,000	1,572,987
Verizon Communications, Inc., 5.05%, 3/15/2034	929,000	976,879
Verizon Communications, Inc., 6%, 4/01/2041	690,000	791,193

		$5,745,709

Oils – 2.1%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$1,105,000	$1,129,239
Marathon Petroleum Corp., 4.75%, 9/15/2044	910,000	805,270
Valero Energy Corp., 3.4%, 9/15/2026	1,601,000	1,531,501
Valero Energy Corp., 4.9%, 3/15/2045	1,783,000	1,773,493

		$5,239,503

Other Banks & Diversified Financials – 3.3%
BPCE S.A., 4.5%, 3/15/2025 (n)	$760,000	$739,532
Capital One Financial Corp., 3.75%, 4/24/2024	796,000	805,438
Citigroup, Inc., 4.4%, 6/10/2025	646,000	660,045
Citigroup, Inc., 3.2%, 10/21/2026	2,633,000	2,513,923

10

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Citizens Financial Group, Inc., 4.3%, 12/03/2025	$918,000	$931,278
Discover Bank, 7%, 4/15/2020	1,097,000	1,217,315
Discover Bank, 3.45%, 7/27/2026	1,389,000	1,339,265
Macquarie Group Ltd., 3%, 12/03/2018 (n)	273,000	277,007

		$8,483,803

Personal Computers & Peripherals – 0.5%
Equifax, Inc., 2.3%, 6/01/2021	$539,000	$527,340
Equifax, Inc., 3.3%, 12/15/2022	849,000	862,213

		$1,389,553

Pharmaceuticals – 3.6%
Actavis, Inc., 1.875%, 10/01/2017	$320,000	$320,595
Actavis, Inc., 3.25%, 10/01/2022	414,000	411,852
Biogen, Inc., 3.625%, 9/15/2022	562,000	576,241
Celgene Corp., 2.875%, 8/15/2020	1,908,000	1,928,446
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)	3,159,000	3,281,478
Gilead Sciences, Inc., 3.65%, 3/01/2026	900,000	911,283
Gilead Sciences, Inc., 4.5%, 2/01/2045	488,000	486,632
Shire Acquisitions Investments Ireland, 2.4%, 9/23/2021	1,225,000	1,182,217

		$9,098,744

Pollution Control – 0.5%
Republic Services, Inc., 5.25%, 11/15/2021	$1,160,000	$1,288,512

Precious Metals & Minerals – 0.5%
Teck Resources Ltd., 4.5%, 1/15/2021	$1,273,000	$1,279,365

Railroad & Shipping – 0.4%
Canadian Pacific Railway Co., 7.25%, 5/15/2019	$424,000	$474,308
Canadian Pacific Railway Co., 4.5%, 1/15/2022	400,000	429,326

		$903,634

Real Estate – Healthcare – 0.3%
HCP, Inc., REIT, 3.875%, 8/15/2024	$707,000	$705,804

Real Estate – Office – 0.6%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$411,000	$423,273
Boston Properties LP, REIT, 3.85%, 2/01/2023	1,131,000	1,159,375

		$1,582,648

Real Estate – Other – 0.2%
Host Hotels & Resorts, Inc., REIT, 4.75%, 3/01/2023	$157,000	$163,373
Host Hotels & Resorts, Inc., REIT, 4%, 6/15/2025	401,000	394,442

		$557,815

Real Estate – Retail – 0.5%
DDR Corp., REIT, 3.625%, 2/01/2025	$748,000	$722,672
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	503,000	502,712

		$1,225,384

Issuer	Shares/Par	Value ($)
BONDS – continued
Retailers – 2.6%
Bed Bath & Beyond, Inc., 5.165%, 8/01/2044	$1,042,000	$946,663
Best Buy Co., Inc., 5%, 8/01/2018	935,000	977,907
Best Buy Co., Inc., 5.5%, 3/15/2021	31,000	33,991
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	1,312,000	1,282,480
Home Depot, Inc., 4.875%, 2/15/2044	1,260,000	1,412,989
L Brands, Inc., 6.875%, 11/01/2035	383,000	390,660
Limited Brands, Inc., 7%, 5/01/2020	1,441,000	1,621,125

		$6,665,815

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 12/08/2021	$804,000	$868,022

Telecommunications – Wireless – 2.6%
American Tower Corp., REIT, 4.5%, 1/15/2018	$1,150,000	$1,180,221
American Tower Corp., REIT, 3.5%, 1/31/2023	371,000	371,734
American Tower Corp., REIT, 4%, 6/01/2025	1,000,000	1,001,287
Crown Castle International Corp., 5.25%, 1/15/2023	470,000	505,838
Crown Castle International Corp., 4.45%, 2/15/2026	338,000	349,226
Crown Castle International Corp., 3.7%, 6/15/2026	533,000	522,403
SBA Tower Trust, 2.898%, 10/15/2044 (n)	1,081,000	1,088,670
T-Mobile USA, Inc., 6%, 4/15/2024	1,640,000	1,728,150

		$6,747,529

Tobacco – 2.9%
Altria Group, Inc., 2.95%, 5/02/2023	$1,400,000	$1,397,612
Altria Group, Inc., 4%, 1/31/2024	231,000	243,804
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)	1,819,000	1,875,231
Philip Morris International, Inc., 4.875%, 11/15/2043	892,000	957,635
Reynolds American, Inc., 2.3%, 8/21/2017	945,000	949,622
Reynolds American, Inc., 8.125%, 6/23/2019	733,000	835,894
Reynolds American, Inc., 3.25%, 6/12/2020	165,000	168,972
Reynolds American, Inc., 4.45%, 6/12/2025	418,000	440,776
Reynolds American, Inc., 5.7%, 8/15/2035	483,000	553,825

		$7,423,371

Transportation – Services – 0.5%
ERAC USA Finance LLC, 6.375%, 10/15/2017 (n)	$200,000	$207,218
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	272,000	276,092
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	421,000	532,635
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	201,000	191,300

		$1,207,245

11

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – 0.8%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$1,910,000	$2,084,891

Utilities – Electric Power – 4.9%
Alabama Power Co., 4.15%, 8/15/2044	$479,000	$480,413
Berkshire Hathaway Energy, 4.5%, 2/01/2045	597,000	618,115
CMS Energy Corp., 6.25%, 2/01/2020	1,010,000	1,116,537
CMS Energy Corp., 5.05%, 3/15/2022	209,000	228,740
DTE Electric Co., 3.7%, 3/15/2045	223,000	212,759
Duke Energy Corp., 3.75%, 9/01/2046	1,059,000	951,298
EDP Finance B.V., 4.9%, 10/01/2019 (n)	347,000	363,616
EDP Finance B.V., 5.25%, 1/14/2021 (n)	728,000	769,569
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)	330,000	326,358
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)	378,000	371,047
PPL Capital Funding, Inc., 3.1%, 5/15/2026	1,290,000	1,232,309
PPL Capital Funding, Inc., 5%, 3/15/2044	590,000	622,771
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	1,057,000	1,139,627
PSEG Power LLC, 3%, 6/15/2021	1,000,000	1,002,201

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
Public Service Enterprise Group, 2%, 11/15/2021	$1,555,000	$1,504,198
Southern Co., 2.95%, 7/01/2023	440,000	433,719
Southern Co., 4.4%, 7/01/2046	829,000	818,314
Waterford 3 Funding Corp., 8.09%, 1/02/2017	293,785	293,785

		$12,485,376

Total Bonds (Identified Cost, $239,691,027)		$244,395,995

MONEY MARKET FUNDS – 3.4%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $8,547,616)	8,548,103	$8,548,103

Total Investments (Identified Cost, $248,238,643)		$252,944,098

OTHER ASSETS, LESS LIABILITIES – 0.9%		2,354,492

NET ASSETS – 100.0%		$255,298,590

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $37,935,788 representing 14.9% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040	3/01/06	$214,267	$163,452
Glencore Funding LLC, 4.125%, 5/30/2023	12/01/16-12/19/16	840,169	846,332
Glencore Funding LLC, 4%, 4/16/2025	12/01/16-12/16/16	527,072	525,280
Total Restricted Securities			$1,535,064
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

12

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $239,691,027)	$244,395,995
Underlying affiliated funds, at value (identified cost, $8,547,616)	8,548,103
Total investments, at value (identified cost, $248,238,643)	$252,944,098
Receivables for
Fund shares sold	53,310
Interest	2,912,066
Other assets	222
Total assets		$255,909,696
Liabilities
Payable for fund shares reacquired	$534,537
Payable to affiliates
Investment adviser	5,463
Shareholder servicing costs	65
Distribution and/or service fees	3,858
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	67,166
Total liabilities		$611,106
Net assets		$255,298,590
Net assets consist of
Paid-in capital	$243,600,513
Unrealized appreciation (depreciation) on investments	4,705,455
Accumulated distributions in excess of net realized gain on investments	(2,200,755)
Undistributed net investment income	9,193,377
Net assets		$255,298,590
Shares of beneficial interest outstanding		22,673,342

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$66,858,490	5,883,234	$11.36
Service Class	188,440,100	16,790,108	11.22

See Notes to Financial Statements

13

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$10,757,221
Dividends from underlying affiliated funds	38,484
Other	4,409
Total investment income		$10,800,114
Expenses
Management fee	$1,571,745
Distribution and/or service fees	478,437
Shareholder servicing costs	10,507
Administrative services fee	50,498
Independent Trustees’ compensation	10,629
Custodian fee	20,760
Reimbursement of custodian expenses	(70,612)
Shareholder communications	17,529
Audit and tax fees	72,033
Legal fees	2,647
Miscellaneous	17,903
Total expenses		$2,182,076
Reduction of expenses by investment adviser	(121,767)
Net expenses		$2,060,309
Net investment income		$8,739,805
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(11,019)
Underlying affiliated funds	290
Net realized gain (loss) on investments		$(10,729)
Change in unrealized appreciation (depreciation) on investments		$6,944,788
Net realized and unrealized gain (loss) on investments		$6,934,059
Change in net assets from operations		$15,673,864

See Notes to Financial Statements

14

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$8,739,805	$9,810,739
Net realized gain (loss) on investments	(10,729)	1,377,526
Net unrealized gain (loss) on investments	6,944,788	(12,330,634)
Change in net assets from operations	$15,673,864	$(1,142,369)
Distributions declared to shareholders
From net investment income	$(10,397,774)	$(11,046,073)
From net realized gain on investments	(463,879)	(2,041,877)
Total distributions declared to shareholders	$(10,861,653)	$(13,087,950)
Change in net assets from fund share transactions	$(10,440,350)	$(15,217,385)
Total change in net assets	$(5,628,139)	$(29,447,704)
Net assets
At beginning of period	260,926,729	290,374,433
At end of period (including undistributed net investment income of $9,193,377 and $10,389,051, respectively)	$255,298,590	$260,926,729

See Notes to Financial Statements

15

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.16		$11.76	$11.58	$12.36	$11.67
Income (loss) from investment operations
Net investment income (d)	$0.41	(c)	$0.42	$0.43	$0.43	$0.50
Net realized and unrealized gain (loss) on investments	0.31		(0.46)	0.24	(0.48)	0.80
Total from investment operations	$0.72		$(0.04)	$0.67	$(0.05)	$1.30
Less distributions declared to shareholders
From net investment income	$(0.50)		$(0.48)	$(0.46)	$(0.52)	$(0.61)
From net realized gain on investments	(0.02)		(0.08)	(0.03)	(0.21)	—
Total distributions declared to shareholders	$(0.52)		$(0.56)	$(0.49)	$(0.73)	$(0.61)
Net asset value, end of period (x)	$11.36		$11.16	$11.76	$11.58	$12.36
Total return (%) (k)(r)(s)(x)	6.28	(c)	(0.31)	5.78	(0.27)	11.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	(c)	0.68	0.67	0.67	0.68
Expenses after expense reductions (f)	0.60	(c)	0.63	0.65	0.67	0.68
Net investment income	3.52	(c)	3.64	3.59	3.54	4.13
Portfolio turnover	31		26	36	38	57
Net assets at end of period (000 omitted)	$66,858		$70,980	$79,042	$81,921	$95,361

See Notes to Financial Statements

16

MFS Corporate Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.03		$11.63	$11.45	$12.23	$11.56
Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.39	$0.39	$0.39	$0.47
Net realized and unrealized gain (loss) on investments	0.30		(0.46)	0.25	(0.47)	0.78
Total from investment operations	$0.67		$(0.07)	$0.64	$(0.08)	$1.25
Less distributions declared to shareholders
From net investment income	$(0.46)		$(0.45)	$(0.43)	$(0.49)	$(0.58)
From net realized gain on investments	(0.02)		(0.08)	(0.03)	(0.21)	—
Total distributions declared to shareholders	$(0.48)		$(0.53)	$(0.46)	$(0.70)	$(0.58)
Net asset value, end of period (x)	$11.22		$11.03	$11.63	$11.45	$12.23
Total return (%) (k)(r)(s)(x)	5.98	(c)	(0.58)	5.59	(0.51)	11.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	(c)	0.93	0.92	0.92	0.93
Expenses after expense reductions (f)	0.85	(c)	0.88	0.90	0.92	0.93
Net investment income	3.27	(c)	3.39	3.34	3.29	3.86
Portfolio turnover	31		26	36	38	57
Net assets at end of period (000 omitted)	$188,440		$189,946	$211,332	$211,303	$195,781

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Corporate Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

18

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$2,084,891	$—	$2,084,891
Non-U.S. Sovereign Debt	—	695,626	—	695,626
U.S. Corporate Bonds	—	212,683,865	—	212,683,865
Commercial Mortgage-Backed Securities	—	1,242,041	—	1,242,041
Asset-Backed Securities (including CDOs)	—	163,452	—	163,452
Foreign Bonds	—	27,526,120	—	27,526,120
Mutual Funds	8,548,103	—	—	8,548,103
Total Investments	$8,548,103	$244,395,995	$—	$252,944,098

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

19

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$10,397,985	$11,493,724
Long-term capital gains	463,668	1,594,226
Total distributions	$10,861,653	$13,087,950

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$249,619,599
Gross appreciation	6,157,004
Gross depreciation	(2,832,505)
Net unrealized appreciation (depreciation)	$3,324,499
Undistributed ordinary income	9,217,124
Capital loss carryforwards	(819,799)
Other temporary differences	(23,747)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(819,799)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$2,886,412	$3,012,402	$122,638	$530,754
Service Class	7,511,362	8,033,671	341,241	1,511,123
Total	$10,397,774	$11,046,073	$463,879	$2,041,877

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $18,601, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $103,166, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

20

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $8,981, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,526.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0193% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $513 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,062,203	$—
Investments (non-U.S. Government securities)	$75,398,736	$89,585,694

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	395,065	$4,557,470	243,152	$2,846,365
Service Class	2,128,133	24,250,549	1,566,630	18,139,482
	2,523,198	$28,808,019	1,809,782	$20,985,847
Shares issued to shareholders in reinvestment of distributions
Initial Class	256,964	$3,009,050	317,203	$3,543,156
Service Class	678,704	7,852,603	863,782	9,544,794
	935,668	$10,861,653	1,180,985	$13,087,950
Shares reacquired
Initial Class	(1,126,561)	$(13,113,880)	(922,534)	$(10,769,671)
Service Class	(3,238,146)	(36,996,142)	(3,387,719)	(38,521,511)
	(4,364,707)	$(50,110,022)	(4,310,253)	$(49,291,182)
Net change
Initial Class	(474,532)	$(5,547,360)	(362,179)	$(4,380,150)
Service Class	(431,309)	(4,892,990)	(957,307)	(10,837,235)
	(905,841)	$(10,440,350)	(1,319,486)	$(15,217,385)

21

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $1,614 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,193,985	83,943,330	(83,589,212)	8,548,103

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$290	$—	$38,484	$8,548,103

22

MFS Corporate Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Corporate Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Corporate Bond Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Corporate Bond Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

23

MFS Corporate Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

24

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

25

MFS Corporate Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Corporate Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

27

MFS Corporate Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $511,000 as capital gain dividends paid during the fiscal year.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2016

MFS® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Citigroup, Inc.	2.6%
Chevron Corp.	2.4%
Alphabet, Inc., “A”	2.2%
Broadcom Corp.	2.1%
Aon PLC	1.7%
Texas Instruments, Inc.	1.7%
Merck & Co., Inc.	1.5%
Facebook, Inc., “A”	1.5%
U.S. Bancorp	1.4%
Celgene Corp.	1.3%

Equity sectors
Financial Services	19.1%
Technology	16.8%
Health Care	13.1%
Industrial Goods & Services	8.1%
Consumer Staples	6.8%
Retailing	6.6%
Energy	6.4%
Utilities & Communications (s)	6.3%
Leisure	5.4%
Special Products & Services	3.9%
Basic Materials	3.5%
Autos & Housing	1.7%
Transportation	1.5%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of 11.38%, while Service Class shares of the fund provided a total return of 11.07%. These compare with a return of 12.74% over the same period for the fund’s benchmark, the Russell 3000® Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Security selection in the health care sector detracted from performance relative to the Russell 3000® Index. The fund’s holdings of pharmaceutical company Valeant Pharmaceuticals (b)(h) (Canada), and overweight positions in medical drug maker Endo International (h), biopharmaceutical company Alexion Pharmaceuticals, eye and skin care products company Allergan, health services and information technology company McKesson and pharmaceutical company Eli Lilly, held back relative returns. Shares of Valeant Pharmaceuticals depreciated following the fallout from political pressure on the company’s drug pricing strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor.

Stock selection in the industrial goods & services sector was another area of relative weakness. However, there were no individual stocks within this sector that were among the top relative detractors for the reporting period.

Elsewhere, the timing of the fund’s ownership in shares of strong-performing global financial services firm JPMorgan Chase (h), and overweight positions in oil refiner Valero Energy (h), customer information software manager Salesforce.com and apparel retailer Hanesbrands, hurt relative results. Shares of Valero Energy struggled to find direction throughout the reporting period as the company delivered mixed earnings results as global energy markets recovered from previous lows.

Contributors to Performance

Strong security selection in both the leisure and financial services sectors benefited relative performance. Within the leisure sector, the fund’s overweight position in media firm Time Warner lifted relative returns. Shares of Time Warner advanced on solid earnings results driven by strong content sales and news that AT&T would acquire the firm, pending regulatory approval. Within the financial services sector, overweight positions in diversified financial services firms Citigroup, Discover Financial Services, PNC Financial Services and Goldman Sachs (h) aided relative results. The timing of ownership in shares of banking firm Bank of America also helped relative returns. The financial services sector, as a whole, benefited from the U.S. election of Donald Trump, as prospects for less stringent regulation and higher interest rates appeared to have buoyed investor sentiment.

3

MFS Core Equity Portfolio

Management Review – continued

Stocks in other sectors that strengthened relative performance included not owning shares of poor-performing biotech firm Gilead Sciences and overweight positions in integrated energy company Chevron, semiconductor company Texas Instruments and specialty chemical and materials company Ingevity.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	11.38%	14.18%	7.16%
Service Class	8/24/01	11.07%	13.91%	6.88%

Comparative benchmark
Russell 3000® Index (f)		12.74%	14.67%	7.07%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.78%	$1,000.00	$1,078.29	$4.07
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
Service Class	Actual	1.03%	$1,000.00	$1,076.99	$5.38
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.08% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 3.8%
Honeywell International, Inc.	22,663	$2,625,507
L3 Technologies, Inc.	3,716	565,241
Leidos Holdings, Inc.	13,297	680,009
Northrop Grumman Corp.	8,303	1,931,112
Orbital ATK, Inc.	5,084	446,019
Textron, Inc.	7,586	368,376
United Technologies Corp.	8,437	924,864

		$7,541,128

Alcoholic Beverages – 0.5%
Constellation Brands, Inc., “A”	5,212	$799,050
Molson Coors Brewing Co.	1,808	175,936

		$974,986

Apparel Manufacturers – 1.5%
Hanesbrands, Inc.	38,784	$836,571
NIKE, Inc., “B”	30,611	1,555,957
PVH Corp.	6,753	609,391

		$3,001,919

Automotive – 0.9%
Delphi Automotive PLC	12,774	$860,327
Harman International Industries, Inc.	8,601	956,087

		$1,816,414

Biotechnology – 1.4%
Alexion Pharmaceuticals, Inc. (a)	1,456	$178,142
Celgene Corp. (a)	23,166	2,681,465

		$2,859,607

Broadcasting – 2.2%
Interpublic Group of Companies, Inc.	36,566	$856,010
Time Warner, Inc.	22,772	2,198,181
Twenty-First Century Fox, Inc.	47,383	1,328,619

		$4,382,810

Brokerage & Asset Managers – 1.1%
Blackstone Group LP	51,369	$1,388,504
NASDAQ, Inc.	12,271	823,630

		$2,212,134

Business Services – 2.4%
Amdocs Ltd.	7,786	$453,535
Bright Horizons Family Solutions, Inc. (a)	4,286	300,106
Cognizant Technology Solutions Corp., “A” (a)	19,218	1,076,785
Fidelity National Information Services, Inc.	14,243	1,077,341
Gartner, Inc. (a)	5,128	518,287
Global Payments, Inc.	10,926	758,374
Total System Services, Inc.	5,909	289,718
Travelport Worldwide Ltd.	28,663	404,148

		$4,878,294

Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	7,758	$2,233,683

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 2.2%
Agrium, Inc.	5,639	$566,819
E.I. du Pont de Nemours & Co.	9,257	679,464
FMC Corp.	10,056	568,767
Ingevity Corp. (a)	10,411	571,147
Monsanto Co.	9,338	982,451
PPG Industries, Inc.	10,843	1,027,483

		$4,396,131

Computer Software – 3.2%
Adobe Systems, Inc. (a)	17,505	$1,802,140
Microsoft Corp.	25,546	1,587,428
Sabre Corp.	15,621	389,744
Salesforce.com, Inc. (a)	37,112	2,540,688

		$6,320,000

Computer Software – Systems – 2.2%
Apple, Inc.	18,511	$2,143,944
Hewlett Packard Enterprise	30,934	715,813
NCR Corp. (a)	13,017	527,970
SS&C Technologies Holdings, Inc.	32,509	929,757
Versum Materials, Inc. (a)	1,303	36,575

		$4,354,059

Construction – 0.8%
Sherwin-Williams Co.	5,830	$1,566,754

Consumer Products – 1.8%
Coty, Inc., “A”	12,748	$233,416
Estee Lauder Cos., Inc., “A”	7,799	596,546
Newell Brands, Inc.	10,236	457,037
Procter & Gamble Co.	26,946	2,265,620

		$3,552,619

Consumer Services – 1.4%
Nord Anglia Education, Inc. (a)(l)	27,410	$638,653
Priceline Group, Inc. (a)	988	1,448,467
ServiceMaster Global Holdings, Inc. (a)	16,707	629,353

		$2,716,473

Containers – 0.7%
Berry Plastics Group, Inc. (a)	12,824	$624,914
CCL Industries, Inc.	2,346	460,935
Graphic Packaging Holding Co.	31,538	393,594

		$1,479,443

Electrical Equipment – 1.2%
AMETEK, Inc.	24,886	$1,209,460
Johnson Controls International PLC	18,411	758,349
W.W. Grainger, Inc.	1,754	407,367

		$2,375,176

Electronics – 5.3%
Broadcom Corp.	23,223	$4,105,130
KLA-Tencor Corp.	8,400	660,912

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Mellanox Technologies Ltd. (a)	22,788	$932,029
NVIDIA Corp.	13,596	1,451,237
Texas Instruments, Inc.	45,497	3,319,916

		$10,469,224

Energy – Independent – 2.7%
Concho Resources, Inc. (a)	4,463	$591,794
Energen Corp. (a)	2,682	154,671
EOG Resources, Inc.	9,213	931,434
EQT Corp.	2,052	134,201
Hess Corp.	19,304	1,202,446
Noble Energy, Inc.	7,832	298,086
Oasis Petroleum LLC (a)	9,207	139,394
PDC Energy, Inc. (a)	2,174	157,789
Phillips 66	10,666	921,649
Pioneer Natural Resources Co.	4,368	786,546

		$5,318,010

Energy – Integrated – 2.4%
Chevron Corp. (s)	40,244	$4,736,719

Engineering – Construction – 0.1%
KBR, Inc.	11,245	$187,679

Food & Beverages – 3.4%
Archer Daniels Midland Co.	15,942	$727,752
Mead Johnson Nutrition Co., “A”	10,332	731,092
Mondelez International, Inc.	28,735	1,273,823
Monster Beverage Corp. (a)	19,455	862,635
PepsiCo, Inc.	20,010	2,093,646
Snyders-Lance, Inc.	5,379	206,231
TreeHouse Foods, Inc. (a)	12,451	898,838

		$6,794,017

Food & Drug Stores – 0.9%
CVS Health Corp.	22,203	$1,752,039

Gaming & Lodging – 0.4%
Marriott International, Inc., “A”	8,816	$728,907

General Merchandise – 1.6%
Costco Wholesale Corp.	9,963	$1,595,176
Dollar Tree, Inc. (a)	10,746	829,376
Five Below, Inc. (a)	21,325	852,147

		$3,276,699

Health Maintenance Organizations – 1.4%
Cigna Corp.	5,576	$743,783
UnitedHealth Group, Inc.	13,181	2,109,487

		$2,853,270

Insurance – 3.3%
American International Group, Inc.	17,735	$1,158,273
Aon PLC	30,815	3,436,797
Chubb Ltd.	15,142	2,000,561

		$6,595,631

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 4.9%
Alphabet, Inc., “A” (a)(s)	5,596	$4,434,550
Alphabet, Inc., “C” (a)	1,850	1,427,867
Facebook, Inc., “A” (a)	25,630	2,948,732
LogMeIn, Inc.	10,067	971,969

		$9,783,118

Machinery & Tools – 2.4%
Illinois Tool Works, Inc.	8,464	$1,036,501
IPG Photonics Corp. (a)	8,465	835,580
ITT, Inc.	13,057	503,608
Roper Technologies, Inc.	9,598	1,757,202
SPX FLOW, Inc. (a)	23,758	761,681

		$4,894,572

Major Banks – 2.8%
Bank of America Corp.	94,075	$2,079,058
Morgan Stanley	41,641	1,759,332
PNC Financial Services Group, Inc.	15,426	1,804,225

		$5,642,615

Medical & Health Technology & Services – 1.4%
athenahealth, Inc. (a)	3,047	$320,453
Healthcare Services Group, Inc.	4,229	165,650
LifePoint Hospitals, Inc. (a)	6,669	378,799
McKesson Corp.	6,737	946,212
MEDNAX, Inc. (a)	6,849	456,554
VCA, Inc. (a)	7,078	485,905

		$2,753,573

Medical Equipment – 4.0%
CONMED Corp.	4,427	$195,541
Danaher Corp.	8,793	684,447
DexCom, Inc. (a)	2,937	175,339
Edwards Lifesciences Corp. (a)	10,784	1,010,461
Medtronic PLC	27,424	1,953,412
NxStage Medical, Inc. (a)	7,148	187,349
Obalon Therapeutics, Inc. (a)	8,161	72,225
PerkinElmer, Inc.	10,705	558,266
Steris PLC	6,933	467,215
Stryker Corp.	13,336	1,597,786
Zimmer Biomet Holdings, Inc.	9,877	1,019,306

		$7,921,347

Metals & Mining – 0.3%
First Quantum Minerals Ltd.	18,124	$180,207
Lundin Mining Corp. (a)	73,173	348,793

		$529,000

Natural Gas – Distribution – 0.3%
New Jersey Resources Corp.	13,376	$474,848
Sempra Energy	993	99,936

		$574,784

Natural Gas – Pipeline – 0.7%
Cheniere Energy, Inc. (a)	24,843	$1,029,245
Enterprise Products Partners LP	11,364	307,283

		$1,336,528

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.3%
Cisco Systems, Inc.	57,932	$1,750,705
Ixia (a)	47,267	760,999

		$2,511,704

Oil Services – 1.4%
Forum Energy Technologies, Inc. (a)	13,018	$286,396
Halliburton Co.	21,691	1,173,266
Oil States International, Inc. (a)	4,726	184,314
Schlumberger Ltd.	11,397	956,778
Superior Energy Services, Inc.	9,371	158,182

		$2,758,936

Other Banks & Diversified Financials – 8.5%
Bank of The Ozarks, Inc.	16,277	$856,007
Citigroup, Inc. (s)	88,262	5,245,411
Discover Financial Services	30,792	2,219,795
EuroDekania Ltd.	151,350	24,495
First Republic Bank	7,141	657,972
Signature Bank (a)	3,831	575,416
Texas Capital Bancshares, Inc. (a)	8,157	639,509
U.S. Bancorp	53,349	2,740,538
Visa, Inc., “A”	28,745	2,242,685
Wintrust Financial Corp.	14,124	1,024,979
Zions Bancorporation	15,008	645,944

		$16,872,751

Pharmaceuticals – 4.8%
Allergan PLC (a)	10,607	$2,227,576
Eli Lilly & Co.	28,636	2,106,178
Merck & Co., Inc.	50,898	2,996,365
Zoetis, Inc.	42,245	2,261,375

		$9,591,494

Pollution Control – 0.6%
Clean Harbors, Inc. (a)	11,088	$617,047
Waste Connections, Inc.	6,424	504,862

		$1,121,909

Railroad & Shipping – 1.3%
Canadian Pacific Railway Ltd.	6,701	$956,702
Union Pacific Corp.	14,984	1,553,541

		$2,510,243

Real Estate – 3.3%
Gramercy Property Trust, Inc., REIT	106,384	$976,605
Life Storage, Inc., REIT	8,873	756,512
Medical Properties Trust, Inc., REIT	166,565	2,048,750
Store Capital Corp., REIT	30,420	751,678
Sun Communities, Inc., REIT	7,913	606,215
Tanger Factory Outlet Centers, Inc., REIT	26,282	940,370
Washington Prime Group, Inc., REIT	46,841	487,615

		$6,567,745

Restaurants – 1.7%
Aramark	36,096	$1,289,349
Starbucks Corp.	31,344	1,740,219
YUM! Brands, Inc.	6,204	392,899

		$3,422,467

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Special Products & Services – 0.1%
Hostess Brands, Inc. (a)	15,816	$205,608

Specialty Chemicals – 0.3%
Univar, Inc. (a)	20,050	$568,819

Specialty Stores – 2.6%
Amazon.com, Inc. (a)	2,307	$1,729,950
Express, Inc. (a)	56,716	610,264
Lululemon Athletica, Inc. (a)	5,483	356,340
Michaels Co., Inc. (a)	18,051	369,143
Ross Stores, Inc.	10,025	657,640
Tractor Supply Co.	8,651	655,832
Urban Outfitters, Inc. (a)	26,255	747,742

		$5,126,911

Telecommunications – Wireless – 1.5%
American Tower Corp., REIT	7,423	$784,463
SBA Communications Corp. (a)	22,263	2,298,877

		$3,083,340

Telephone Services – 1.0%
Verizon Communications, Inc.	37,270	$1,989,473

Tobacco – 1.1%
Philip Morris International, Inc.	14,402	$1,317,639
Reynolds American, Inc.	15,776	884,087

		$2,201,726

Trucking – 0.2%
Swift Transportation Co. (a)	19,194	$467,566

Utilities – Electric Power – 2.7%
Alliant Energy Corp.	10,793	$408,947
American Electric Power Co., Inc.	5,957	375,053
Calpine Corp. (a)	25,582	292,402
CMS Energy Corp.	11,882	494,529
Dominion Resources, Inc.	9,968	763,449
Exelon Corp.	19,021	675,055
FirstEnergy Corp.	6,072	188,050
NextEra Energy, Inc.	6,623	791,184
PNM Resources, Inc.	12,751	437,359
Xcel Energy, Inc.	21,828	888,400

		$5,314,428

Total Common Stocks (Identified Cost, $159,833,692)		$197,124,482

CONVERTIBLE PREFERRED STOCKS – 0.4%
Telephone Services – 0.4%
Frontier Communications Corp., (Identified Cost, $992,339)	10,432	$741,507

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $1,415,056)	1,415,143	$1,415,143

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $33,179)	33,179	$33,179

Total Investments (Identified Cost, $162,274,266)		$199,314,311

SECURITIES SOLD SHORT – (0.3)%
Telecommunications – Wireless – (0.3)%
Crown Castle International Corp., REIT (Proceeds Received, $578,273)	(6,970)	$(604,787)

OTHER ASSETS, LESS LIABILITIES – 0.1%		214,177

NET ASSETS – 100.0%		$198,923,701

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2016, the fund had cash collateral of $11,533 and other liquid securities with an aggregate value of $1,166,954 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $160,859,210)	$197,899,168
Underlying affiliated funds, at value (identified cost, $1,415,056)	1,415,143
Total investments, at value, including $32,550 of securities on loan (identified cost, $162,274,266)	$199,314,311
Deposits with brokers	11,533
Receivables for
Investments sold	1,310,388
Fund shares sold	5,267
Interest and dividends	239,425
Other assets	165
Total assets		$200,881,089
Liabilities
Payables for
Securities sold short, at value (proceeds received, $578,273)	$604,787
Investments purchased	1,131,475
Fund shares reacquired	111,648
Collateral for securities loaned, at value	33,179
Payable to affiliates
Investment adviser	12,085
Shareholder servicing costs	134
Distribution and/or service fees	883
Payable for independent Trustees’ compensation	36
Accrued expenses and other liabilities	63,161
Total liabilities		$1,957,388
Net assets		$198,923,701
Net assets consist of
Paid-in capital	$148,437,305
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	37,013,554
Accumulated net realized gain (loss) on investments and foreign currency	11,566,908
Undistributed net investment income	,1,905,934
Net assets		$198,923,701
Shares of beneficial interest outstanding		9,199,294

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$156,040,324	7,201,815	$21.67
Service Class	42,883,377	1,997,479	21.47

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$3,564,100
Other	14,216
Interest	10,683
Dividends from underlying affiliated funds	5,516
Foreign taxes withheld	(4,866)
Total investment income		$3,589,649
Expenses
Management fee	$1,478,462
Distribution and/or service fees	110,468
Shareholder servicing costs	20,151
Administrative services fee	40,398
Independent Trustees’ compensation	10,376
Custodian fee	13,714
Reimbursement of custodian expenses	(76,099)
Shareholder communications	50,282
Audit and tax fees	64,131
Legal fees	1,411
Dividend and interest expense on securities sold short	29,609
Miscellaneous	18,600
Total expenses		$1,761,503
Reduction of expenses by investment adviser	(40,202)
Net expenses		$1,721,301
Net investment income		$1,868,348
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$12,060,897
Underlying affiliated funds	(154)
Securities sold short	(41,438)
Foreign currency	(278)
Net realized gain (loss) on investments and foreign currency		$12,019,027
Change in unrealized appreciation (depreciation)
Investments	$7,203,318
Securities sold short	(9,378)
Translation of assets and liabilities in foreign currencies	23
Net unrealized gain (loss) on investments and foreign currency translation		$7,193,963
Net realized and unrealized gain (loss) on investments and foreign currency		$19,212,990
Change in net assets from operations		$21,081,338

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$1,868,348	$1,422,632
Net realized gain (loss) on investments and foreign currency	12,019,027	15,767,197
Net unrealized gain (loss) on investments and foreign currency translation	7,193,963	(18,804,885)
Change in net assets from operations	$21,081,338	$(1,615,056)
Distributions declared to shareholders
From net investment income	$(1,370,672)	$(1,082,329)
From net realized gain on investments	(16,033,866)	(16,601,001)
Total distributions declared to shareholders	$(17,404,538)	$(17,683,330)
Change in net assets from fund share transactions	$(8,285,325)	$58,191,548
Total change in net assets	$(4,608,525)	$38,893,162
Net assets
At beginning of period	203,532,226	164,639,064
At end of period (including undistributed net investment income of $1,905,934 and $1,440,472, respectively)	$198,923,701	$203,532,226

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$21.28		$23.40	$21.49	$16.12	$13.95
Income (loss) from investment operations
Net investment income (d)	$0.21	(c)	$0.17	$0.16	$0.16	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.16		(0.35)	2.27	5.40	2.12
Total from investment operations	$2.37		$(0.18)	$2.43	$5.56	$2.29
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.13)	$(0.18)	$(0.19)	$(0.12)
From net realized gain on investments	(1.81)		(1.81)	(0.34)	—	—
Total distributions declared to shareholders	$(1.98)		$(1.94)	$(0.52)	$(0.19)	$(0.12)
Net asset value, end of period (x)	$21.67		$21.28	$23.40	$21.49	$16.12
Total return (%) (k)(r)(s)(x)	11.38	(c)	(0.21)	11.38	34.62	16.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	(c)	0.86	0.85	0.85	0.85
Expenses after expense reductions (f)	0.82	(c)	0.85	0.84	0.85	0.85
Net investment income	1.00	(c)	0.75	0.74	0.85	1.10
Portfolio turnover	60		50	48	55	63
Net assets at end of period (000 omitted)	$156,040		$156,450	$115,826	$117,044	$97,349
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.80	(c)	0.84	0.84	0.84	0.85

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$21.10		$23.20	$21.32	$16.00	$13.84
Income (loss) from investment operations
Net investment income (d)	$0.16	(c)	$0.11	$0.11	$0.11	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.13		(0.33)	2.24	5.36	2.11
Total from investment operations	$2.29		$(0.22)	$2.35	$5.47	$2.24
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.07)	$(0.13)	$(0.15)	$(0.08)
From net realized gain on investments	(1.81)		(1.81)	(0.34)	—	—
Total distributions declared to shareholders	$(1.92)		$(1.88)	$(0.47)	$(0.15)	$(0.08)
Net asset value, end of period (x)	$21.47		$21.10	$23.20	$21.32	$16.00
Total return (%) (k)(r)(s)(x)	11.07	(c)	(0.40)	11.07	34.28	16.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	(c)	1.11	1.10	1.10	1.10
Expenses after expense reductions (f)	1.07	(c)	1.10	1.09	1.10	1.10
Net investment income	0.75	(c)	0.50	0.49	0.60	0.85
Portfolio turnover	60		50	48	55	63
Net assets at end of period (000 omitted)	$42,883		$47,083	$48,813	$50,394	$41,707
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.06	(c)	1.09	1.09	1.09	1.10

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$194,184,522	$—	$—	$194,184,522
Canada	3,018,319	—	—	3,018,319
Hong Kong	638,653	—	—	638,653
Cayman Islands	—	—	24,495	24,495
Mutual Funds	1,448,322	—	—	1,448,322
Total Investments	$199,289,816	$—	$24,495	$199,314,311
Short Sales	$(604,787)	$—	$—	$(604,787)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/15	$54,895
Change in unrealized appreciation (depreciation)	(30,400)
Balance as of 12/31/16	$24,495

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2016 is $(30,400). At December 31, 2016, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2016, this expense amounted to $29,609. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $32,550. The fair value of the fund’s investment securities on loan and a related liability of $33,179 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$4,326,226	$4,876,102
Long-term capital gains	13,078,312	12,807,228
Total distributions	$17,404,538	$17,683,330

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$162,695,167
Gross appreciation	41,851,964
Gross depreciation	(5,232,820)
Net unrealized appreciation (depreciation)	$36,619,144
Undistributed ordinary income	1,905,934
Undistributed long-term capital gain	12,021,388
Other temporary differences	(60,070)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$1,161,596	$931,205	$12,468,326	$12,815,505
Service Class	209,076	151,124	3,565,540	3,785,496
Total	$1,370,672	$1,082,329	$16,033,866	$16,601,001

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on April 27, 2017. For the year ended December 31, 2016, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $13,997, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective April 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $26,205, which is included in the reduction of total expenses in the Statement of Operations.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $18,328, which equated to 0.0093% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,823.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0205% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $388 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.
The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $778,837 and $1,102,193, respectively. The sales transactions resulted in net realized gains (losses) of $152,428.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short sales, and short-term obligations, aggregated $118,810,451 and $140,957,262, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	312,480	$6,600,278	245,402	$5,750,122
Service Class	197,324	4,152,675	259,861	5,882,518
	509,804	$10,752,953	505,263	$11,632,640
Shares issued in connection with acquisition of MFS Core Equity Series
Initial Class			2,543,983	$60,953,837
Service Class			168,899	4,011,358
			2,712,882	$64,965,195

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	644,136	$13,629,922	689,059	$13,746,710
Service Class	179,915	3,774,616	198,819	3,936,620
	824,051	$17,404,538	887,878	$17,683,330
Shares reacquired
Initial Class	(1,106,238)	$(23,517,430)	(1,077,372)	$(24,650,760)
Service Class	(611,420)	(12,925,386)	(499,870)	(11,438,857)
	(1,717,658)	$(36,442,816)	(1,577,242)	$(36,089,617)
Net change
Initial Class	(149,622)	$(3,287,230)	2,401,072	$55,799,909
Service Class	(234,181)	(4,998,095)	127,709	2,391,639
	(383,803)	$(8,285,325)	2,528,781	$58,191,548

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $1,207 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	455,874	41,183,363	(40,224,094)	1,415,143

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(154)	$—	$5,516	$1,415,143

(8)	Acquisitions

At close of business on March 27, 2015, the fund with net assets of approximately $164,864,316, acquired all of the assets and liabilities of MFS Core Equity Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Core Equity Series the opportunity to participate in a larger combined portfolio with an identical investment objective, investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 2,712,882 shares of the fund (valued at approximately $64,965,195) for all of the assets and liabilities of MFS Core Equity Series. MFS Core Equity Series then distributed the shares of the fund that MFS Core Equity Series received from the fund to its shareholders. MFS Core Equity Series’ investments on that date were valued at approximately $67,331,560 with a cost basis of approximately $56,001,514. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Core Equity Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

21

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

22

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

23

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

24

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee wavier rate effective as of April 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

26

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,387,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 59.59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2016

MFS® EMERGING MARKETS EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.1%
Alibaba Group Holding Ltd., ADR	3.6%
LUKOIL PJSC, ADR	2.9%
Housing Development Finance Corp. Ltd.	2.8%
China Construction Bank	2.4%
Tencent Holdings Ltd.	2.1%
Dufry AG	2.0%
Yum China Holdings, Inc.	1.9%
Cognizant Technology Solutions Corp., “A”	1.9%

Equity sectors
Financial Services	24.2%
Technology	23.1%
Consumer Staples	10.5%
Special Products & Services	7.9%
Retailing	7.4%
Energy	5.1%
Basic Materials	4.4%
Autos & Housing	4.2%
Leisure	4.1%
Utilities & Communications	3.4%
Health Care	2.6%
Transportation	1.6%
Industrial Goods & Services	0.4%

Issuer country weightings (x)
China	19.9%
India	10.2%
Hong Kong	9.4%
South Korea	9.1%
Brazil	9.1%
Taiwan	6.3%
South Africa	4.7%
Mexico	4.6%
United States	4.1%
Other Countries	22.6%

Currency exposure weightings (y)
Hong Kong Dollar	19.9%
Indian Rupee	9.4%
South Korean Won	9.1%
Brazilian Real	9.1%
United States Dollar	9.0%
Chinese Renminbi	6.9%
Taiwan Dollar	6.3%
South African Rand	4.7%
Mexican Peso	4.6%
Other Currencies	21.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of 9.37%, while Service Class shares provided a total return of 9.04%. These compare with a return of 11.60% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Security selection in both the retailing and autos & housing sectors weighed on performance relative to the MSCI Emerging Markets Index. Within the retailing sector, the fund’s holdings of weak-performing footwear retailer Stella International Holdings (b) (China) and apparel retailer Global Brands Group Holding (b) (China) hindered relative returns. Shares of Stella International Holdings fell mid-period after the company issued a profit warning due to soft shoe demand and increased pricing competition from other footwear retailers. Within the autos & housing sector, holding shares of electrical and electronic products manufacturer Techtronic Industries (b) (China) held back relative results. Weak fiscal first-half results, notably from the floor care division, and over-valuation concerns appeared to have weighed on investor sentiment and hurt share performance of Techtronic Industries in the second half of the reporting period.

Stocks in other sectors that weakened relative performance included not owning shares of Brazilian oil and gas exploration and production company Petroleo Brasileiro, mining company Vale (Brazil) and Brazilian bank Itau Unibanco, an overweight position in personal hygiene products maker Hengan International Group (China), underweight positions in banking firms Banco Bradesco (Brazil) and Sberbank of Russia, and holding shares of weak-performing IT company Cognizant Technology Solutions (b).

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Strong security selection and an overweight position in the technology sector lifted relative performance during the reporting period. Overweight positions in Taiwanese semiconductor manufacturer Taiwan Semiconductor Manufacturing and optoelectronic components manufacturer Largan Precision (h) (Taiwan), and holding shares of semiconductor equipment manufacturer ASM Pacific Technology (b) (China), supported relative returns. Shares of Taiwan Semiconductor benefited from strong demand and a healthy outlook for high-end gaming graphic processor units and automotive applications.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Stock selection in the health care sector also contributed positively to relative results led by the fund’s overweight position in insurance and healthcare provider Qualicorp (Brazil). Shares of Qualicorp outpaced the benchmark as higher-than-expected growth in a challenging operating environment supported resilient earnings results.

Elsewhere, overweight positions in vertically integrated oil company LUKOIL PJSC (Russia) and vehicle distributor and financing company Imperial Holdings (South Africa), and the timing of the fund’s ownership in shares of commercial vehicle financial services provider Shriram Transport Finance (India), supported relative returns. Holdings of consumer products retailer AVI (b) (South Africa) and retail-led healthcare company Clicks Group (b) (South Africa), and not holding shares of weak-performing mobile telecommunications provider China Mobile HK (China) also helped relative results.

Performance for the reporting period includes a 0.33% positive impact due to reimbursement to the fund by a third-party service provider.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	9.37%	0.04%	0.37%
Service Class	8/24/01	9.04%	(0.22)%	0.11%

Comparative benchmark
MSCI Emerging Markets Index (f)		11.60%	1.64%	2.17%

The 2016 performance includes a 0.33% positive impact due to reimbursement to the fund by the custodian.

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.85%	$1,000.00	$1,039.82	$4.36
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.11%	$1,000.00	$1,038.60	$5.69
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.40%, $7.18 and $7.10 for Initial Class and 1.65%, $8.46 and $8.36 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.1%
Airlines – 0.4%
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	1,246	$179,287

Alcoholic Beverages – 2.7%
AmBev S.A., ADR	147,677	$725,094
China Resources Enterprise Ltd. (a)	274,000	541,325

		$1,266,419

Apparel Manufacturers – 2.5%
Global Brands Group Holding Ltd. (a)	3,906,000	$514,172
Stella International Holdings	260,000	418,199
Titan Co. Ltd.	54,823	262,990

		$1,195,361

Automotive – 1.3%
Ford Otomotiv Sanayi A.S.	28,302	$245,393
Kia Motors Corp. (a)	10,889	353,320

		$598,713

Business Services – 2.7%
Cognizant Technology Solutions Corp., “A” (a)	15,626	$875,525
Eurocash S.A.	39,404	370,438

		$1,245,963

Cable TV – 1.4%
Naspers Ltd.	4,530	$660,045

Computer Software – Systems – 2.5%
EPAM Systems, Inc. (a)	7,091	$456,022
Globant S.A. (a)	14,208	473,837
Linx S.A.	49,800	265,471

		$1,195,330

Construction – 1.6%
Techtronic Industries Co. Ltd.	214,000	$767,193

Consumer Products – 2.5%
Dabur India Ltd.	108,425	$444,356
Hengan International Group Co. Ltd.	97,000	711,199

		$1,155,555

Consumer Services – 5.2%
51job, Inc., ADR (a)	16,622	$561,824
China Maple Leaf Educational Systems	412,000	272,039
Ctrip.com International Ltd., ADR (a)	12,607	504,280
Kroton Educacional S.A.	88,600	362,872
MakeMyTrip Ltd. (a)	15,507	344,255
SEEK Ltd.	38,149	408,521

		$2,453,791

Electronics – 11.9%
ASM Pacific Technology Ltd.	61,300	$649,403
Samsung Electronics Co. Ltd.	1,719	2,539,922

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Taiwan Semiconductor Manufacturing Co. Ltd.	430,258	$2,409,461

		$5,598,786

Energy – Independent – 1.5%
Gran Tierra Energy, Inc. (a)	149,166	$451,059
Ultrapar Participacoes S.A.	11,503	241,921

		$692,980

Energy – Integrated – 2.9%
LUKOIL PJSC, ADR	24,006	$1,344,369

Engineering – Construction – 0.4%
Mills Estruturas e Servicos de Engenharia S.A. (a)	138,839	$166,793

Food & Beverages – 3.2%
AVI Ltd.	100,893	$671,163
BRF S.A.	29,054	430,717
Tingyi (Cayman Islands) Holding Corp.	328,000	397,037

		$1,498,917

Food & Drug Stores – 1.9%
Clicks Group Ltd.	40,507	$340,661
Dairy Farm International Holdings Ltd.	42,300	303,518
Lenta Ltd., GDR (a)(n)	30,612	251,018

		$895,197

Forest & Paper Products – 0.6%
Fibria Celulose S.A.	26,336	$258,044

Furniture & Appliances – 1.3%
Coway Co. Ltd. (a)	8,232	$601,826

General Merchandise – 1.0%
PriceSmart, Inc.	977	$81,580
S.A.C.I. Falabella	50,774	401,730

		$483,310

Health Maintenance Organizations – 1.4%
OdontoPrev S.A.	73,206	$283,404
Qualicorp S.A.	64,494	381,451

		$664,855

Insurance – 2.9%
AIA Group Ltd.	143,000	$800,266
BB Seguridade Participacoes S.A.	34,156	296,990
Brasil Insurance Participacoes e Administracao S.A. (a)	3,285	20,338
Samsung Fire & Marine Insurance Co. Ltd. (a)	1,181	262,542

		$1,380,136

Internet – 7.8%
Alibaba Group Holding Ltd., ADR (a)	19,392	$1,702,812
Baidu, Inc., ADR (a)	2,812	462,321
NAVER Corp. (a)	780	499,568

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – continued
Tencent Holdings Ltd.	40,100	$973,234

		$3,637,935

Major Banks – 1.3%
Industrial & Commercial Bank of China, “H”	1,041,000	$620,880

Metals & Mining – 1.4%
Grupo Mexico S.A.B. de C.V., “B”	77,995	$212,317
Iluka Resources Ltd.	87,134	455,449

		$667,766

Natural Gas – Distribution – 1.4%
China Resources Gas Group Ltd.	196,000	$549,324
Infraestructura Energetica Nova, S.A. de C.V.	29,719	129,501

		$678,825

Network & Telecom – 0.9%
VTech Holdings Ltd.	31,400	$419,292

Oil Services – 0.7%
Lamprell PLC (a)	310,290	$351,809

Other Banks & Diversified Financials – 17.7%
Banco Bradesco S.A., ADR	48,292	$420,623
Banco Santander Chile, ADR	8,577	187,579
Bancolombia S.A., ADR	9,166	336,209
China Construction Bank	1,499,670	1,148,918
Credicorp Ltd.	1,668	263,310
E.Sun Financial Holding Co. Ltd.	945,156	538,137
Grupo Financiero Banorte S.A. de C.V.	50,723	250,316
Grupo Financiero Inbursa S.A. de C.V.	313,805	474,878
Housing Development Finance Corp. Ltd.	71,887	1,337,329
Kasikornbank Co. Ltd.	99,000	489,063
Komercni Banka A.S.	5,056	174,119
Kotak Mahindra Bank Ltd.	74,781	792,985
PT Bank Central Asia Tbk	243,000	278,309
Public Bank Berhad	99,300	436,513
Sberbank of Russia	104,825	296,046
Shriram Transport Finance Co. Ltd.	27,856	348,300
Turkiye Sinai Kalkinma Bankasi A.S.	543,722	217,372
Union National Bank	236,657	292,527

		$8,282,533

Pharmaceuticals – 1.2%
Genomma Lab Internacional S.A., “B” (a)	528,719	$548,877

Real Estate – 2.3%
Aldar Properties PJSC	440,222	$315,223
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	276,570	187,185
Hang Lung Properties Ltd.	268,000	561,148

		$1,063,556

Restaurants – 2.7%
Alsea S.A.B. de C.V.	63,069	$180,509
Jollibee Foods Corp.	51,770	201,592
Yum China Holdings, Inc. (a)	33,940	886,513

		$1,268,614

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.6%
Astra Argo Lestari	316,500	$394,083
PTT Global Chemical PLC	201,200	353,963

		$748,046

Specialty Stores – 2.0%
Dufry AG (a)	7,358	$917,673

Telephone Services – 0.8%
Hellenic Telecommunications Organization S.A.	15,496	$145,665
PT XL Axiata Tbk (a)	1,416,000	242,786

		$388,451

Tobacco – 2.1%
ITC Ltd.	198,201	$704,080
PT Hanjaya Mandala Sampoerna Tbk	1,040,250	295,725

		$999,805

Trucking – 1.2%
Imperial Holdings Ltd.	42,595	$562,741

Utilities – Electric Power – 1.2%
CESC Ltd.	57,750	$541,990

Total Common Stocks (Identified Cost, $40,439,598)		$46,001,663

PREFERRED STOCKS – 0.8%
Forest & Paper Products – 0.8%
Suzano Papel e Celulose S.A. (Identified Cost, $336,958)	92,100	$401,825

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $335,561)	335,595	$335,595

Total Investments (Identified Cost, $41,112,117)		$46,739,083

OTHER ASSETS, LESS LIABILITIES – 0.4%		172,933

NET ASSETS – 100.0%		$46,912,016

(a)	Non-income producing security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $251,018, representing 0.5% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $40,776,556)	$46,403,488
Underlying affiliated funds, at value (identified cost, $335,561)	335,595
Total investments, at value (identified cost, $41,112,117)	$46,739,083
Foreign currency, at value (identified cost, $2,390)	2,392
Receivables for
Investments sold	4,532
Fund shares sold	328,766
Interest and dividends	43,405
Other assets	40
Total assets		$47,118,218
Liabilities
Payables for
Investments purchased	$25,557
Fund shares reacquired	19,122
Payable to affiliates
Investment adviser	5,581
Shareholder servicing costs	51
Distribution and/or service fees	490
Payable for independent Trustees’ compensation	34
Deferred country tax expense payable	16,416
Accrued expenses and other liabilities	138,951
Total liabilities		$206,202
Net assets		$46,912,016
Net assets consist of
Paid-in capital	$45,817,180
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $7,845 deferred country tax)	5,619,136
Accumulated net realized gain (loss) on investments and foreign currency	(5,033,027)
Undistributed net investment income	508,727
Net assets		$46,912,016
Shares of beneficial interest outstanding		3,753,676

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$22,604,744	1,794,975	$12.59
Service Class	24,307,272	1,958,701	12.41

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$1,269,874
Other	20,361
Dividends from underlying affiliated funds	2,476
Interest	2,005
Foreign taxes withheld	(118,813)
Total investment income		$1,175,903
Expenses
Management fee	$513,765
Distribution and/or service fees	62,400
Shareholder servicing costs	9,009
Administrative services fee	17,543
Independent Trustees’ compensation	3,131
Custodian fee	145,365
Reimbursement of custodian expenses	(134,824)
Shareholder communications	11,646
Audit and tax fees	71,242
Legal fees	558
Miscellaneous	15,796
Total expenses		$715,631
Reduction of expenses by investment adviser	(102,430)
Net expenses		$613,201
Net investment income		$562,702
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $32,089 country tax)	$(1,436,794)
Underlying affiliated funds	(25)
Foreign currency	(28,825)
Net realized gain (loss) on investments and foreign currency		$(1,465,644)
Change in unrealized appreciation (depreciation)
Investments (net of $7,845 increase in deferred country tax)	$5,285,739
Translation of assets and liabilities in foreign currencies	170
Net unrealized gain (loss) on investments and foreign currency translation		$5,285,909
Net realized and unrealized gain (loss) on investments and foreign currency		$3,820,265
Change in net assets from operations		$4,382,967

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$562,702	$355,112
Net realized gain (loss) on investments and foreign currency	(1,465,644)	(1,363,961)
Net unrealized gain (loss) on investments and foreign currency translation	5,285,909	(6,612,400)
Change in net assets from operations	$4,382,967	$(7,621,249)
Distributions declared to shareholders
From net investment income	$(238,033)	$(465,694)
Change in net assets from fund share transactions	$(8,575,574)	$(5,741,667)
Total change in net assets	$(4,430,640)	$(13,828,610)
Net assets
At beginning of period	51,342,656	65,171,266
At end of period (including undistributed net investment income of $508,727 and $237,511, respectively)	$46,912,016	$51,342,656

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.59		$13.46	$14.51	$15.56	$13.84
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.10	$0.13	$0.12	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.93		(1.84)	(1.08)	(0.93)	2.35
Total from investment operations	$1.08		$(1.74)	$(0.95)	$(0.81)	$2.53
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.13)	$(0.10)	$(0.24)	$(0.17)
From net realized gain on investments	—		—	—	—	(0.64)
Total distributions declared to shareholders	$(0.08)		$(0.13)	$(0.10)	$(0.24)	$(0.81)
Net asset value, end of period (x)	$12.59		$11.59	$13.46	$14.51	$15.56
Total return (%) (k)(r)(s)(x)	9.28	(c)	(12.89)	(6.66)	(5.09)	18.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	(c)	1.65	1.48	1.46	1.35
Expenses after expense reductions (f)	1.13	(c)	1.40	1.40	1.40	1.35
Net investment income	1.29	(c)	0.74	0.89	0.78	1.23
Portfolio turnover	47		51	49	36	33
Net assets at end of period (000 omitted)	$22,605		$25,665	$33,752	$45,293	$48,803

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.42		$13.24	$14.29	$15.32	$13.64
Income (loss) from investment operations
Net investment income (d)	$0.12	(c)	$0.06	$0.10	$0.08	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.91		(1.80)	(1.09)	(0.90)	2.32
Total from investment operations	$1.03		$(1.74)	$(0.99)	$(0.82)	$2.45
Less distributions declared to shareholders
From net investment income	$(0.04)		$(0.08)	$(0.06)	$(0.21)	$(0.13)
From net realized gain on investments	—		—	—	—	(0.64)
Total distributions declared to shareholders	$(0.04)		$(0.08)	$(0.06)	$(0.21)	$(0.77)
Net asset value, end of period (x)	$12.41		$11.42	$13.24	$14.29	$15.32
Total return (%) (k)(r)(s)(x)	9.04	(c)	(13.08)	(6.99)	(5.28)	18.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	(c)	1.90	1.73	1.71	1.60
Expenses after expense reductions (f)	1.37	(c)	1.65	1.65	1.65	1.60
Net investment income	1.02	(c)	0.46	0.70	0.56	0.90
Portfolio turnover	47		51	49	36	33
Net assets at end of period (000 omitted)	$24,307		$25,678	$31,419	$39,617	$40,863

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

14

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$4,117,749	$5,213,957	$—	$9,331,706
India	2,918,925	1,857,359	—	4,776,284
Hong Kong	1,416,596	3,016,595	—	4,433,191
South Korea	864,368	3,392,810	—	4,257,178
Brazil	4,255,544	—	—	4,255,544
Taiwan	538,137	2,409,461	—	2,947,598
South Africa	1,011,824	1,222,785	—	2,234,609
Mexico	2,162,871	—	—	2,162,871
Russia	—	1,891,433	—	1,891,433
Other Countries	7,752,059	2,361,015	—	10,113,074
Mutual Funds	335,595	—	—	335,595
Total Investments	$25,373,668	$21,365,415	$—	$46,739,083

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $201,592 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $6,385,310 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$238,033	$465,694

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$42,533,218
Gross appreciation	7,136,966
Gross depreciation	(2,931,101)
Net unrealized appreciation (depreciation)	$4,205,865
Undistributed ordinary income	513,080
Capital loss carryforwards	(3,603,355)
Other temporary differences	(20,754)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,348,895)
Long-Term	(2,254,460)
Total	$(3,603,355)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$144,716	$289,454
Service Class	93,317	176,240
Total	$238,033	$465,694

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $3,472, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $98,958 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $7,469, which equated to 0.0153% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,540.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0358% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $101 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $56,522 and $349,288, respectively. The sales transactions resulted in net realized gains (losses) of $(144,815).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $23,056,222 and $31,470,434, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	82,859	$1,001,097	164,288	$2,083,565
Service Class	209,572	2,513,199	655,975	8,294,328
	292,431	$3,514,296	820,263	$10,377,893
Shares issued to shareholders in reinvestment of distributions
Initial Class	11,192	$144,716	26,195	$289,454
Service Class	7,319	93,317	16,169	176,240
	18,511	$238,033	42,364	$465,694

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(513,729)	$(6,239,751)	(483,394)	$(6,199,576)
Service Class	(506,841)	(6,088,152)	(795,776)	(10,385,678)
	(1,020,570)	$(12,327,903)	(1,279,170)	$(16,585,254)
Net change
Initial Class	(419,678)	$(5,093,938)	(292,911)	$(3,826,557)
Service Class	(289,950)	(3,481,636)	(123,632)	(1,915,110)
	(709,628)	$(8,575,574)	(416,543)	$(5,741,667)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 9% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $305 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	614,094	14,168,611	(14,447,110)	335,595

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(25)	$—	$2,476	$335,595

19

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

22

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

23

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $1,266,664. The fund intends to pass through foreign tax credits of $138,320 for the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® GLOBAL

GOVERNMENTS PORTFOLIO

MFS® Variable Insurance Trust II

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	54.7%
U.S. Treasury Securities	38.5%
U.S. Government Agencies	0.5%
Mortgage-Backed Securities	0.3%
Investment Grade Corporates	0.3%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	12.1%
AA	14.1%
A	16.5%
BBB	10.1%
BB	2.2%
CCC (o)	0.0%
C (o)	0.0%
U.S. Government	38.5%
Federal Agencies	0.8%
Cash & Cash Equivalents	5.7%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	7.9
Average Effective Maturity (m)	10.2 yrs.

Issuer country weightings (i)(x)
United States	45.1%
Japan	16.5%
United Kingdom	7.5%
Italy	5.2%
Spain	4.9%
Canada	4.5%
France	4.1%
Australia	3.1%
Belgium	2.4%
Other Countries	6.7%

Currency exposure weightings (i)(y)
United States Dollar	42.6%
Euro	27.0%
Japanese Yen	21.1%
British Pound Sterling	6.4%
Australian Dollar	1.4%
Canadian Dollar	1.3%
Swedish Krona	0.8%
Danish Krone	0.5%
Chinese Yuan Offshore (HK)	(1.1)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of 0.30%, while Service Class shares of the fund provided a total return of 0.00%. These compare with a return of 1.57% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

The fund’s overweight exposure to Italy, and out-of-benchmark exposure to Portugal, detracted from performance relative to the JPMorgan Global Government Bond Index (Unhedged), as both markets underperformed the benchmark. An overweight exposure to the euro, and underweight exposures to the New Zealand dollar and the Canadian dollar, were also negative factors for relative performance. Additionally, the fund’s average short duration (d) exposure to the US yield curve (y) held back relative returns.

The fund’s longer duration stance to both the Japanese and New Zealand yield curves contributed to relative returns. Favorable security selection within Spanish and Italian bonds also benefited relative performance. Currency exposure, most notably an overweight to the US dollar, and underweights to both the British pound and offshore Chinese yuan, was another area of relative strength.

Respectfully,

Matt Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	0.30%	(1.48)%	2.55%
Service Class	8/24/01	0.00%	(1.72)%	2.29%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		1.57%	(0.75)%	3.35%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.79%	$1,000.00	$913.89	$3.80
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
Service Class	Actual	1.04%	$1,000.00	$912.43	$5.00
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.05% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 93.6%
Foreign Bonds – 54.4%
Australia – 3.0%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	1,800,000	$1,491,855
Commonwealth of Australia, 5.75%, 7/15/2022	AUD	3,470,000	2,947,850
Commonwealth of Australia, 3.25%, 4/21/2029	AUD	650,000	481,984

			$4,921,689

Belgium – 2.3%
Kingdom of Belgium, 4.25%, 9/28/2021	EUR	800,000	$1,029,742
Kingdom of Belgium, 4.5%, 3/28/2026	EUR	835,000	1,206,052
Kingdom of Belgium, 4%, 3/28/2032	EUR	481,000	722,628
Kingdom of Belgium, 1.9%, 6/22/2038	EUR	200,000	236,176
Kingdom of Belgium, 4.25%, 3/28/2041	EUR	155,000	261,887
Kingdom of Belgium, 1.6%, 6/22/2047	EUR	250,000	264,436
Kingdom of Belgium, 2.15%, 6/22/2066	EUR	100,000	114,078

			$3,834,999

Canada – 4.5%
Government of Canada, 0.75%, 9/01/2020	CAD	3,000,000	$2,214,702
Government of Canada, 1.5%, 6/01/2023	CAD	3,975,000	2,979,333
Government of Canada, 2.5%, 6/01/2024	CAD	200,000	159,158
Government of Canada, 1.5%, 6/01/2026	CAD	2,250,000	1,643,950
Government of Canada, 5.75%, 6/01/2033	CAD	267,000	295,877
Government of Canada, 4%, 6/01/2041	CAD	107,000	104,151
Government of Canada, 2.75%, 12/01/2048	CAD	50,000	40,908

			$7,438,079

Denmark – 0.8%
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	6,000,000	$956,224
Kingdom of Denmark, 4.5%, 11/15/2039	DKK	1,500,000	366,051

			$1,322,275

France – 4.1%
Republic of France, 2.5%, 10/25/2020	EUR	535,000	$626,995
Republic of France, 6%, 10/25/2025	EUR	2,750,000	4,302,015
Republic of France, 4.75%, 4/25/2035	EUR	456,000	759,602
Republic of France, 4.5%, 4/25/2041	EUR	399,000	679,572
Republic of France, 4%, 4/25/2055	EUR	110,000	191,465
Republic of France, 1.75%, 5/25/2066	EUR	150,000	153,551

			$6,713,200

Germany – 1.7%
Federal Republic of Germany, 0.5%, 2/15/2026	EUR	1,300,000	$1,417,726

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Germany – continued
Federal Republic of Germany, 4%, 1/04/2037	EUR	430,000	$730,817
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	250,000	365,982
Federal Republic of Germany, 2.5%, 8/15/2046	EUR	135,000	199,933

			$2,714,458

Italy – 5.1%
Republic of Italy, 3.75%, 3/01/2021	EUR	2,569,000	$3,079,610
Republic of Italy, 5.5%, 9/01/2022	EUR	2,495,000	3,295,271
Republic of Italy, 4.75%, 9/01/2028	EUR	1,450,000	1,961,040

			$8,335,921

Japan – 16.4%
Government of Japan, 0.9%, 6/20/2022	JPY	150,000,000	$1,352,753
Government of Japan, 0.4%, 9/20/2025	JPY	780,000,000	6,903,375
Government of Japan, 2.2%, 9/20/2027	JPY	703,900,000	7,386,267
Government of Japan, 1.7%, 9/20/2032	JPY	75,000,000	776,682
Government of Japan, 1.5%, 3/20/2034	JPY	466,000,000	4,699,712
Government of Japan, 2.4%, 3/20/2037	JPY	200,600,000	2,305,368
Government of Japan, 1.8%, 3/20/2043	JPY	233,000,000	2,532,987
Government of Japan, 2%, 3/20/2052	JPY	78,900,000	932,691

			$26,889,835

Netherlands – 0.5%
Kingdom of the Netherlands, 3.5%, 7/15/2020	EUR	361,000	$436,511
Kingdom of the Netherlands, 3.75%, 1/15/2042	EUR	129,000	222,501
Kingdom of the Netherlands, 2.75%, 1/15/2047	EUR	100,000	152,582

			$811,594

Norway – 0.8%
Government of Norway, 3%, 3/14/2024	NOK	10,000,000	$1,276,914

Portugal – 2.1%
Republic of Portugal, 4.8%, 6/15/2020	EUR	1,500,000	$1,761,354
Republic of Portugal, 4.95%, 10/25/2023	EUR	1,500,000	1,758,805

			$3,520,159

Spain – 4.9%
Kingdom of Spain, 4.6%, 7/30/2019	EUR	1,000,000	$1,179,888
Kingdom of Spain, 5.4%, 1/31/2023	EUR	2,192,000	2,962,239
Kingdom of Spain, 2.75%, 10/31/2024	EUR	1,000,000	1,183,569
Kingdom of Spain, 5.15%, 10/31/2028	EUR	1,170,000	1,706,141
Kingdom of Spain, 4.7%, 7/30/2041	EUR	610,000	914,607

			$7,946,444

Sweden – 0.7%
Kingdom of Sweden, 1%, 11/12/2026	SEK	10,000,000	$1,144,138

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
United Kingdom – 7.5%
HSBC Bank PLC, FRN, 1.545%, 5/15/2018 (n)		$403,000	$403,136
United Kingdom Treasury, 4.75%, 3/07/2020	GBP	2,379,000	3,355,506
United Kingdom Treasury, 2.5%, 4/16/2020	GBP	1,115,400	1,600,258
United Kingdom Treasury, 1.75%, 9/07/2022	GBP	850,000	1,109,837
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	624,000	996,885
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	461,000	771,256
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	142,000	245,463
United Kingdom Treasury, 4.25%, 12/07/2040	GBP	427,000	770,881
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	836,000	1,331,459
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	466,000	877,700
United Kingdom Treasury, 4%, 1/22/2060	GBP	235,000	496,114
United Kingdom Treasury, 3.5%, 7/22/2068	GBP	150,000	300,623

			$12,259,118

Total Foreign Bonds			$89,128,823

U.S. Bonds – 39.2%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, FRN, 0.412%, 1/17/2032 (i)(z)		$755,742	$533
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043 (i)(q)(z)		47,061	230

			$763

Mortgage-Backed – 0.3%
Fannie Mae, 5.14%, 1/01/2018		$15,173	$15,553
Fannie Mae, 5.1%, 3/01/2019		57,900	61,133
Fannie Mae, 5.18%, 3/01/2019		58,000	60,895
Freddie Mac, 1.426%, 8/25/2017		186,555	186,679
Freddie Mac, 3.882%, 11/25/2017		89,000	90,526
Freddie Mac, 5.085%, 3/25/2019		43,000	45,622

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 3.32%, 2/25/2023	$5,000	$5,229

		$465,637

U.S. Government Agencies and Equivalents – 0.6%
Small Business Administration, 4.57%, 6/01/2025	$7,535	$7,890
Small Business Administration, 5.09%, 10/01/2025	7,621	8,148
Small Business Administration, 5.21%, 1/01/2026	111,499	118,787
Small Business Administration, 2.22%, 3/01/2033	747,181	730,056

		$864,881

U.S. Treasury Obligations – 38.3%
U.S. Treasury Bonds, 5.25%, 2/15/2029	$783,000	$999,182
U.S. Treasury Bonds, 4.5%, 2/15/2036	630,000	795,743
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,515,400	5,660,257
U.S. Treasury Bonds, 3.625%, 2/15/2044	6,379,000	7,055,550
U.S. Treasury Notes, 1.125%, 6/15/2018	7,000,000	7,006,020
U.S. Treasury Notes, 0.875%, 5/15/2019	4,500,000	4,455,482
U.S. Treasury Notes, 3.5%, 5/15/2020	19,522,000	20,737,733
U.S. Treasury Notes, 1.75%, 5/15/2022	11,717,000	11,532,586
U.S. Treasury Notes, 2.25%, 11/15/2025	4,595,000	4,529,484

		$62,772,037

Total U.S. Bonds		$64,103,318

Total Bonds (Identified Cost, $158,387,197)		$153,232,141

MONEY MARKET FUNDS – 5.9%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $9,681,927)	9,682,019	$9,682,019

Total Investments (Identified Cost, $168,069,124)		$162,914,160

OTHER ASSETS, LESS LIABILITIES – 0.5%		869,317

NET ASSETS – 100.0%		$163,783,477

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $403,136 representing 0.3% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, FRN, 0.412%, 1/17/2032	8/25/03-12/02/11	$1,501	$533
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043	12/11/03-11/30/11	72	230
Total Restricted Securities			$763
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CNH	Chinese Yuan Renminbi (Offshore)

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Barclays Bank PLC	669,117	3/10/17	$497,914	$482,100	$15,814
SELL	AUD	Westpac Banking Corp.	3,048,430	3/10/17	2,268,514	2,196,402	72,112
SELL	CAD	Merrill Lynch International Bank	9,841,919	3/10/17	7,427,387	7,335,997	91,390
SELL	CNH	JPMorgan Chase Bank N.A.	12,159,000	5/23/17	1,806,364	1,695,357	111,007
SELL	DKK	Citibank N.A.	4,299,482	3/10/17	624,575	610,895	13,680
SELL	EUR	JPMorgan Chase Bank N.A.	1,127,071	1/17/17-3/10/17	1,207,006	1,188,476	18,530
SELL	EUR	Morgan Stanley Capital Services, Inc.	186,134	3/10/17	199,021	196,557	2,464
SELL	GBP	Goldman Sachs International	653,000	3/10/17	807,814	806,033	1,781
SELL	GBP	Morgan Stanley Capital Services, Inc.	1,553,032	3/10/17	1,946,040	1,916,990	29,050
BUY	JPY	Goldman Sachs International	477,038,000	3/10/17	4,094,427	4,094,465	38
SELL	JPY	Brown Brothers Harriman	190,712,000	3/10/17	1,643,465	1,636,900	6,565
SELL	JPY	Goldman Sachs International	106,693,000	3/10/17	928,759	915,757	13,002
SELL	NOK	Citibank N.A.	55,353	3/10/17	6,594	6,413	181
SELL	NOK	JPMorgan Chase Bank N.A.	11,258,849	3/10/17	1,337,725	1,304,375	33,350
SELL	NZD	JPMorgan Chase Bank N.A.	30,688	3/10/17	21,913	21,278	635
BUY	SEK	Goldman Sachs International	7,558,000	3/10/17	822,517	832,735	10,218

							$419,817

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/16 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	CAD	Goldman Sachs International	440,000	3/10/17	$329,364	$327,968	$(1,396)
BUY	CAD	JPMorgan Chase Bank N.A.	2,140,000	3/10/17	1,632,302	1,595,119	(37,183)
BUY	EUR	Citibank N.A.	9,134,840	3/10/17	9,832,431	9,646,359	(186,072)
BUY	EUR	Goldman Sachs International	432,000	3/10/17	460,129	456,191	(3,938)
BUY	EUR	JPMorgan Chase Bank N.A.	765,000	3/10/17	824,414	807,837	(16,577)
BUY	EUR	Morgan Stanley Capital Services, Inc.	390,000	3/10/17	412,468	411,839	(629)
BUY	GBP	JPMorgan Chase Bank N.A.	65,000	3/10/17	82,253	80,234	(2,019)
BUY	GBP	Merrill Lynch International Bank	972,115	3/10/17	1,234,829	1,199,933	(34,896)
BUY	JPY	Goldman Sachs International	698,934,738	3/10/17	6,165,430	5,999,028	(166,402)
BUY	PLN	Citibank N.A.	24,636	3/10/17	5,960	5,881	(79)
SELL	SEK	Citibank N.A.	5,736,144	3/10/17	631,297	632,005	(708)

							$(449,899)

At December 31, 2016, the fund had cash collateral of $260,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $158,387,197)	$153,232,141
Underlying affiliated funds, at value (identified cost, $9,681,927)	9,682,019
Total investments, at value (identified cost, $168,069,124)	$162,914,160
Deposits with brokers	260,000
Receivables for
Forward foreign currency exchange contracts	419,817
Fund shares sold	62,242
Interest	1,156,822
Other assets	144
Total assets		$164,813,185
Liabilities
Payables for
Forward foreign currency exchange contracts	$449,899
Investments purchased	490,663
Fund shares reacquired	16,528
Payable to affiliates
Investment adviser	10,225
Shareholder servicing costs	17
Distribution and/or service fees	32
Payable for independent Trustees’ compensation	48
Accrued expenses and other liabilities	62,296
Total liabilities		$1,029,708
Net assets		$163,783,477
Net assets consist of
Paid-in capital	$175,718,832
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,218,905)
Accumulated net realized gain (loss) on investments and foreign currency	(6,553,086)
Accumulated net investment loss	(163,364)
Net assets		$163,783,477
Shares of beneficial interest outstanding		16,596,166

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$162,211,072	16,433,930	$9.87
Service Class	1,572,405	162,236	9.69

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$2,576,911
Dividends from underlying affiliated funds	46,311
Other	6,365
Total investment income		$2,629,587
Expenses
Management fee	$1,336,006
Distribution and/or service fees	4,003
Shareholder servicing costs	3,516
Administrative services fee	37,467
Independent Trustees’ compensation	5,488
Custodian fee	32,290
Reimbursement of custodian expenses	(40,536)
Shareholder communications	7,006
Audit and tax fees	69,804
Legal fees	1,838
Miscellaneous	17,596
Total expenses		$1,474,478
Reduction of expenses by investment adviser	(12,653)
Net expenses		$1,461,825
Net investment income		$1,167,762
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(2,085,116)
Underlying affiliated funds	284
Foreign currency	382,828
Net realized gain (loss) on investments and foreign currency		$(1,702,004)
Change in unrealized appreciation (depreciation)
Investments	$2,671,026
Translation of assets and liabilities in foreign currencies	(390,524)
Net unrealized gain (loss) on investments and foreign currency translation		$2,280,502
Net realized and unrealized gain (loss) on investments and foreign currency		$578,498
Change in net assets from operations		$1,746,260

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$1,167,762	$1,838,653
Net realized gain (loss) on investments and foreign currency	(1,702,004)	(9,326,387)
Net unrealized gain (loss) on investments and foreign currency translation	2,280,502	(116,864)
Change in net assets from operations	$1,746,260	$(7,604,598)
Distributions declared to shareholders
From net investment income	$—	$(4,962,664)
Change in net assets from fund share transactions	$(22,526,634)	$(14,622,786)
Total change in net assets	$(20,780,374)	$(27,190,048)
Net assets
At beginning of period	184,563,851	211,753,899
At end of period (including accumulated net investment loss of $163,364 and $582,029, respectively)	$163,783,477	$184,563,851

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$9.84		$10.47	$10.45	$11.03	$11.29
Income (loss) from investment operations
Net investment income (d)	$0.07	(c)	$0.09	$0.11	$0.10	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04	)(g)	(0.47)	(0.03)	(0.68)	(0.04)
Total from investment operations	$0.03		$(0.38)	$0.08	$(0.58)	$0.07
Less distributions declared to shareholders
From net investment income	$—		$(0.25)	$(0.06)	$—	$(0.33)
From tax return of capital	—		—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—		$(0.25)	$(0.06)	$—	$(0.33)
Net asset value, end of period (x)	$9.87		$9.84	$10.47	$10.45	$11.03
Total return (%) (k)(r)(s)(x)	0.30	(c)	(3.66)	0.73	(5.26)	0.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	(c)	0.85	0.84	0.84	0.98
Expenses after expense reductions (f)	0.82	(c)	0.84	0.83	0.84	0.98
Net investment income	0.66	(c)	0.92	1.07	0.94	0.96
Portfolio turnover	75		94	31	56	15
Net assets at end of period (000 omitted)	$162,211		$182,978	$209,945	$228,029	$226,668

See Notes to Financial Statements

14

MFS Global Governments Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.69		$10.31	$10.28	$10.87	$11.13
Income (loss) from investment operations
Net investment income (d)	$0.04	(c)	$0.07	$0.09	$0.07	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04	)(g)	(0.46)	(0.04)	(0.66)	(0.04)
Total from investment operations	$0.00	(w)	$(0.39)	$0.05	$(0.59)	$0.04
Less distributions declared to shareholders
From net investment income	$—		$(0.23)	$(0.02)	$—	$(0.30)
From tax return of capital	—		—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—		$(0.23)	$(0.02)	$—	$(0.30)
Net asset value, end of period (x)	$9.69		$9.69	$10.31	$10.28	$10.87
Total return (%) (k)(r)(s)(x)	0.00	(c)(w)	(3.86)	0.49	(5.43)	0.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	(c)	1.10	1.09	1.09	1.25
Expenses after expense reductions (f)	1.07	(c)	1.09	1.08	1.09	1.25
Net investment income	0.41	(c)	0.67	0.81	0.69	0.71
Portfolio turnover	75		94	31	56	15
Net assets at end of period (000 omitted)	$1,572		$1,586	$1,809	$2,553	$2,268

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

16

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Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$63,636,918	$—	$63,636,918
Non-U.S. Sovereign Debt	—	88,725,687	—	88,725,687
Residential Mortgage-Backed Securities	—	465,637	—	465,637
Commercial Mortgage-Backed Securities	—	763	—	763
Foreign Bonds	—	403,136	—	403,136
Mutual Funds	9,682,019	—	—	9,682,019
Total Investments	$9,682,019	$153,232,141	$—	$162,914,160

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$419,817	$—	$419,817
Forward Foreign Currency Exchange Contracts – Liabilities	—	(449,899)	—	(449,899)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$419,817	$449,899

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$451,861

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(378,935)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$—	$4,962,664

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$169,968,870
Gross appreciation	1,315,057
Gross depreciation	(8,369,767)
Net unrealized appreciation (depreciation)	$(7,054,710)
Capital loss carryforwards	(4,590,336)
Other temporary differences	(290,309)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	(2,595,590)
Long-Term	(1,994,746)
Total	(4,590,336)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$—	$4,916,207
Service Class	—	46,457
Total	$—	$4,962,664

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The investment adviser has agreed in writing to reduce its management fee to 0.625% of average daily net assets in excess of $1 billion. This written agreement will terminate on April 27, 2017. For the year ended December 31, 2016, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $12,653, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective April 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.625%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $2,587, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $929.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0210% of the fund’s average daily net assets.

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $351 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$43,760,089	$40,150,736
Investments (non-U.S. Government securities)	$79,066,100	$101,332,905

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	403,733	$4,128,115	270,940	$2,743,138
Service Class	18,778	186,575	43,244	438,974
	422,511	$4,314,690	314,184	$3,182,112
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	489,662	$4,916,207
Service Class	—	—	4,697	46,457
	—	$—	494,359	$4,962,664
Shares reacquired
Initial Class	(2,563,376)	$(26,633,294)	(2,211,575)	$(22,187,190)
Service Class	(20,241)	(208,030)	(59,631)	(580,372)
	(2,583,617)	$(26,841,324)	(2,271,206)	$(22,767,562)
Net change
Initial Class	(2,159,643)	$(22,505,179)	(1,450,973)	$(14,527,845)
Service Class	(1,463)	(21,455)	(11,690)	(94,941)
	(2,161,106)	$(22,526,634)	(1,462,663)	$(14,622,786)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 50%, 30%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $1,105 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

	Beginning	Acquisitions	Dispositions	Ending
Underlying Affiliated Fund	Shares/Par Amount	Shares/Par Amount	Shares/Par Amount	Shares/Par Amount
MFS Institutional Money Market Portfolio	8,951,062	101,685,779	(100,954,822)	9,682,019

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$284	$—	$46,311	$9,682,019

22

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

24

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Erik Weisman Matt Ryan

25

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve

26

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of April 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

27

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2016

MFS® GLOBAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.5%
Thermo Fisher Scientific, Inc.	2.4%
Accenture PLC, “A”	2.4%
Abbott Laboratories	2.1%
Nestle S.A.	2.0%
NIKE, Inc., “B”	2.0%
Cognizant Technology Solutions Corp., “A”	1.9%
LVMH Moet Hennessy Louis Vuitton SE	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
Mead Johnson Nutrition Co., “A”	1.7%

Equity sectors
Consumer Staples	17.5%
Health Care	13.4%
Retailing	12.1%
Special Products & Services	11.9%
Technology	11.5%
Financial Services	8.8%
Leisure	6.9%
Basic Materials	6.4%
Industrial Goods & Services	6.3%
Transportation	2.1%
Autos & Housing	1.5%
Energy	0.9%

Issuer country weightings (x)
United States	60.1%
United Kingdom	10.1%
Switzerland	6.9%
France	6.0%
Japan	2.4%
China	2.0%
Brazil	1.8%
Taiwan	1.8%
South Korea	1.8%
Other Countries	7.1%

Currency exposure weightings (y)
United States Dollar	60.9%
British Pound Sterling	11.2%
Euro	7.7%
Swiss Franc	6.9%
Japanese Yen	2.4%
Brazilian Real	1.8%
Taiwan Dollar	1.8%
South Korean Won	1.8%
Chinese Renminbi	1.6%
Other Currencies	3.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of 6.07%, while Service Class shares of the fund provided a total return of 5.85%. These returns compare with a return of 3.66% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Contributors to Performance

Stock selection and, to a lesser extent, an underweight position in the health care sector contributed to performance relative to the MSCI All Country World Growth Index. The fund’s overweight position in vision and surgical medical device company Cooper Companies, and not holding a position in pharmaceutical company Novo Nordisk, bolstered relative results.

Security selection and an underweight position in the financial services sector also benefited relative returns. Here, an overweight position in strong-performing financial services firm Credicorp (Peru) benefited relative performance throughout the year as the company posted improved profitability and healthier operating trends despite relatively sluggish loan growth.

Security selection and, to a lesser extent, overweight positions in both the special products & services and industrial goods & services sectors aided relative performance. Within the special products & services sector, an overweight position in management consulting firm Accenture and global banking and payment technologies provider Fidelity National Information Services strengthened relative results. Within the industrial goods & services sector, the fund’s position in industrial machinery company Colfax (b) also contributed to relative results.

Other notable contributors to relative performance included the fund’s overweight positions in semiconductor design and manufacturing company Texas Instruments, food producer M Dias Branco (h) (Brazil), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France). Shares of Texas Instruments appreciated after the company reported earnings results that exceeded market expectations and a significant increase in the dividend payout.

Performance for the reporting period includes a 0.55% positive impact due to reimbursement to the fund by a third-party service provider.

Detractors from Performance

Weak stock selection within the leisure sector was a primary detractor from relative performance. An overweight position in hotel and restaurant operator Whitbread (United Kingdom), and not holding a position in cable services provider Comcast, held back relative results. Shares of Whitbread traded lower after the UK Referendum vote to leave the European Union appeared to have negatively impacted market sentiment in the hotel and leisure sectors.

3

MFS Global Growth Portfolio

Management Review – continued

Security selection in both the basic materials and consumer staples sectors also held back relative results. There were no stocks within the basic materials sector that were among the fund’s top relative detractors over the reporting period. Within the consumer staples sector, overweight positions in beauty products manufacturer Coty and pediatric nutrition producer Mead Johnson Nutrition hindered relative performance. Shares of Coty declined after the company reported earnings, towards the end of the reporting period, that were weaker-than-expected with organic revenue growth and operating income declining due to disruptions from the company’s recent deal with Procter & Gamble.

Elsewhere, the fund’s overweight positions in athletic shoes and apparel manufacturer NIKE and pharmaceutical and medical products maker Abbott Laboratories dampened relative performance. Not holding positions in strong-performing computer graphics company NVIDIA, health insurance provider UnitedHealth Group and insurance and investment firm Berkshire Hathaway, and an underweight position in mobile phones and personal computer maker Apple, further detracted from relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	6.07%	9.60%	4.82%
Service Class	8/24/01	5.85%	9.34%	4.56%

Comparative benchmark
MSCI All Country World Growth Index (f)		3.66%	10.12%	4.88%

The 2016 performance includes a 0.55% positive impact due to reimbursement to the fund by the custodian.

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.10%	$1,000.00	$1,009.91	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.63	$0.51
Service Class	Actual	0.35%	$1,000.00	$1,009.06	$1.77
	Hypothetical (h)	0.35%	$1,000.00	$1,023.38	$1.78

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.00%, $5.05 and $5.08 for Initial Class and 1.25%, $6.31 and $6.34 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.3%
Aerospace – 1.4%
Rolls-Royce Holdings PLC	55,070	$452,890
United Technologies Corp.	1,854	203,235

		$656,125

Airlines – 0.8%
Aena S.A.	2,816	$384,317

Alcoholic Beverages – 4.5%
AmBev S.A., ADR	118,675	$582,694
Carlsberg A.S., “B”	4,898	422,702
Diageo PLC	17,680	457,401
Pernod Ricard S.A.	6,666	722,397

		$2,185,194

Apparel Manufacturers – 6.1%
Burberry Group PLC	19,062	$351,675
Compagnie Financiere Richemont S.A.	2,931	194,143
LVMH Moet Hennessy Louis Vuitton SE	4,892	932,794
NIKE, Inc., “B”	18,748	952,961
Samsonite International S.A.	33,900	96,445
VF Corp.	8,386	447,393

		$2,975,411

Broadcasting – 2.6%
Time Warner, Inc.	3,075	$296,830
Twenty-First Century Fox, Inc.	25,670	719,787
Walt Disney Co.	2,167	225,845

		$1,242,462

Brokerage & Asset Managers – 1.9%
Blackstone Group LP	22,511	$608,472
Charles Schwab Corp.	8,489	335,061

		$943,533

Business Services – 11.9%
Accenture PLC, “A”	9,855	$1,154,316
Brenntag AG	3,391	187,909
Cognizant Technology Solutions Corp., “A” (a)	16,834	943,209
Compass Group PLC	30,807	567,844
Equifax, Inc.	4,663	551,306
Experian Group Ltd.	32,324	625,669
Fidelity National Information Services, Inc.	9,111	689,156
Fiserv, Inc. (a)	4,245	451,159
Intertek Group PLC	14,399	614,328

		$5,784,896

Chemicals – 2.4%
Monsanto Co.	6,679	$702,698
PPG Industries, Inc.	5,016	475,316

		$1,178,014

Computer Software – 0.5%
Dassault Systems S.A.	2,872	$218,850

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 1.1%
Apple, Inc.	4,660	$539,721

Construction – 1.5%
Sherwin-Williams Co.	2,666	$716,461

Consumer Products – 7.5%
Colgate-Palmolive Co.	8,244	$539,487
Coty, Inc., “A”	27,297	499,808
Estee Lauder Cos., Inc., “A”	7,061	540,096
Hengan International Group Co. Ltd.	32,500	238,288
KOSE Corp.	7,600	631,410
L’Oréal	3,346	610,744
Reckitt Benckiser Group PLC	6,946	587,175

		$3,647,008

Electrical Equipment – 3.2%
Amphenol Corp., “A”	7,735	$519,792
Fortive Corp.	3,102	166,360
Mettler-Toledo International, Inc. (a)	1,662	695,647
W.W. Grainger, Inc.	798	185,336

		$1,567,135

Electronics – 4.0%
Samsung Electronics Co. Ltd.	293	$432,924
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	30,680	882,050
Texas Instruments, Inc.	8,757	638,998

		$1,953,972

Food & Beverages – 5.5%
Chr. Hansen Holding A.S.	2,498	$138,332
Danone S.A.	6,360	402,558
Mead Johnson Nutrition Co., “A”	11,891	841,407
Nestle S.A.	13,407	961,781
PepsiCo, Inc.	3,288	344,023

		$2,688,101

Food & Drug Stores – 2.2%
CVS Health Corp.	7,162	$565,153
Sundrug Co. Ltd.	7,400	512,222

		$1,077,375

Gaming & Lodging – 1.1%
Paddy Power Betfair PLC	5,119	$553,584

General Merchandise – 1.2%
Dollarama, Inc.	3,718	$272,429
Lojas Renner S.A.	42,690	303,907

		$576,336

Insurance – 1.1%
Aon PLC	4,818	$537,352

Internet – 5.9%
Alibaba Group Holding Ltd., ADR (a)	6,313	$554,345
Alphabet, Inc., “A” (a)	2,128	1,686,334

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – continued
Baidu, Inc., ADR (a)	1,171	$192,524
NAVER Corp. (a)	685	438,723

		$2,871,926

Leisure & Toys – 0.5%
Electronic Arts, Inc. (a)	3,023	$238,091

Machinery & Tools – 1.7%
Colfax Corp. (a)	9,829	$353,156
Fastenal Co.	3,938	185,007
Schindler Holding AG	1,606	282,806

		$820,969

Medical & Health Technology & Services – 0.3%
Express Scripts Holding Co. (a)	2,190	$150,650

Medical Equipment – 9.1%
Abbott Laboratories	26,073	$1,001,464
Cooper Cos., Inc.	2,267	396,566
Danaher Corp.	4,891	380,715
Dentsply Sirona, Inc.	4,542	262,210
Sonova Holding AG	2,676	323,771
Thermo Fisher Scientific, Inc.	8,416	1,187,498
Waters Corp. (a)	2,541	341,485
Zimmer Biomet Holdings, Inc.	4,896	505,267

		$4,398,976

Oil Services – 0.9%
Schlumberger Ltd.	5,154	$432,678

Other Banks & Diversified Financials – 5.8%
Credicorp Ltd.	2,476	$390,861
HDFC Bank Ltd.	37,204	725,525
Julius Baer Group Ltd.	10,810	480,150
Mastercard, Inc., “A”	3,945	407,321
Visa, Inc., “A”	10,219	797,286

		$2,801,143

Pharmaceuticals – 4.0%
Eli Lilly & Co.	8,485	$624,072
Roche Holding AG	3,604	821,183
Zoetis, Inc.	9,231	494,135

		$1,939,390

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Printing & Publishing – 1.2%
Moody’s Corp.	6,254	$589,565

Railroad & Shipping – 1.3%
Union Pacific Corp.	6,218	$644,682

Restaurants – 1.5%
Whitbread PLC	15,471	$719,160

Specialty Chemicals – 4.0%
Croda International PLC	13,031	$511,198
Ecolab, Inc.	7,109	833,317
Sika AG	62	297,853
Symrise AG	4,659	283,616

		$1,925,984

Specialty Stores – 2.6%
AutoZone, Inc. (a)	781	$616,826
TJX Cos., Inc.	8,427	633,121

		$1,249,947

Total Common Stocks (Identified Cost, $38,992,627)		$48,209,008

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $284,384)	284,384	$284,384

Total Investments (Identified Cost, $39,277,011)		$48,493,392

OTHER ASSETS, LESS LIABILITIES – 0.1%		43,057

NET ASSETS – 100.0%		$48,536,449

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $38,992,627)	$48,209,008
Underlying affiliated funds, at value (identified cost, $284,384)	284,384
Total investments, at value (identified cost, $39,277,011)	$48,493,392
Receivables for
Investments sold	43,604
Fund shares sold	157
Interest and dividends	82,509
Receivable from investment adviser	4,770
Other assets	43
Total assets		$48,624,475
Liabilities
Payables for
Investments purchased	$2,956
Fund shares reacquired	26,375
Payable to affiliates
Shareholder servicing costs	14
Distribution and/or service fees	48
Payable for independent Trustees’ compensation	33
Accrued expenses and other liabilities	58,600
Total liabilities		$88,026
Net assets		$48,536,449
Net assets consist of
Paid-in capital	$37,045,027
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,212,924
Accumulated net realized gain (loss) on investments and foreign currency	1,692,273
Undistributed net investment income	586,225
Net assets		$48,536,449
Shares of beneficial interest outstanding		2,311,647

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$46,181,727	2,199,181	$21.00
Service Class	2,354,722	112,466	20.94

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$870,013
Other	37,579
Dividends from underlying affiliated funds	1,741
Interest	1,227
Foreign taxes withheld	(37,726)
Total investment income		$872,834
Expenses
Management fee	$455,612
Distribution and/or service fees	5,677
Shareholder servicing costs	2,960
Administrative services fee	17,675
Independent Trustees’ compensation	3,098
Custodian fee	22,150
Reimbursement of custodian expenses	(233,033)
Shareholder communications	8,582
Audit and tax fees	68,700
Legal fees	585
Miscellaneous	15,371
Total expenses		$367,377
Reduction of expenses by investment adviser	(85,400)
Net expenses		$281,977
Net investment income		$590,857
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$1,785,994
Underlying affiliated funds	(27)
Foreign currency	(4,612)
Net realized gain (loss) on investments and foreign currency		$1,781,355
Change in unrealized appreciation (depreciation)
Investments	$639,696
Translation of assets and liabilities in foreign currencies	45
Net unrealized gain (loss) on investments and foreign currency translation		$639,741
Net realized and unrealized gain (loss) on investments and foreign currency		$2,421,096
Change in net assets from operations		$3,011,953

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$590,857	$281,070
Net realized gain (loss) on investments and foreign currency	1,781,355	2,424,870
Net unrealized gain (loss) on investments and foreign currency translation	639,741	(3,477,734)
Change in net assets from operations	$3,011,953	$(771,794)
Distributions declared to shareholders
From net investment income	$(288,513)	$(520,645)
From net realized gain on investments	(2,480,138)	(2,278,938)
Total distributions declared to shareholders	$(2,768,651)	$(2,799,583)
Change in net assets from fund share transactions	$(2,670,304)	$(2,886,482)
Total change in net assets	$(2,427,002)	$(6,457,859)
Net assets
At beginning of period	50,963,451	57,421,310
At end of period (including undistributed net investment income of $586,225 and $288,493, respectively)	$48,536,449	$50,963,451

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$20.88		$22.45	$21.63	$17.96	$15.11
Income (loss) from investment operations
Net investment income (d)	$0.25	(c)	$0.12	$0.20	$0.10	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.08		(0.53)	0.73	3.70	2.86
Total from investment operations	$1.33		$(0.41)	$0.93	$3.80	$2.97
Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.22)	$(0.11)	$(0.13)	$(0.12)
From net realized gain on investments	(1.08)		(0.94)	—	—	—
Total distributions declared to shareholders	$(1.21)		$(1.16)	$(0.11)	$(0.13)	$(0.12)
Net asset value, end of period (x)	$21.00		$20.88	$22.45	$21.63	$17.96
Total return (%) (k)(r)(s)(x)	6.07	(c)	(1.54)	4.32	21.26	19.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(c)	1.17	1.20	1.17	1.19
Expenses after expense reductions (f)	0.55	(c)	1.01	1.12	1.17	1.19
Net investment income	1.18	(c)	0.52	0.91	0.49	0.68
Portfolio turnover	25		26	25	33	40
Net assets at end of period (000 omitted)	$46,182		$48,932	$55,050	$60,188	$57,300

See Notes to Financial Statements

12

MFS Global Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$20.82		$22.38	$21.55	$17.89	$15.04
Income (loss) from investment operations
Net investment income (d)	$0.20	(c)	$0.06	$0.14	$0.05	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.08		(0.53)	0.73	3.69	2.86
Total from investment operations	$1.28		$(0.47)	$0.87	$3.74	$2.93
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.15)	$(0.04)	$(0.08)	$(0.08)
From net realized gain on investments	(1.08)		(0.94)	—	—	—
Total distributions declared to shareholders	$(1.16)		$(1.09)	$(0.04)	$(0.08)	$(0.08)
Net asset value, end of period (x)	$20.94		$20.82	$22.38	$21.55	$17.89
Total return (%) (k)(r)(s)(x)	5.85	(c)	(1.82)	4.05	20.94	19.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	(c)	1.42	1.45	1.42	1.44
Expenses after expense reductions (f)	0.77	(c)	1.26	1.37	1.42	1.44
Net investment income	0.94	(c)	0.27	0.63	0.23	0.44
Portfolio turnover	25		26	25	33	40
Net assets at end of period (000 omitted)	$2,355		$2,031	$2,372	$3,614	$3,152

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. Excluding the effect of the reimbursement of expenses, the total return for the year ended December 31, 2016 would have been approximately 0.55% lower. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$28,847,833	$—	$—	$28,847,833
United Kingdom	351,675	4,535,663	—	4,887,338
Switzerland	1,933,927	1,427,760	—	3,361,687
France	1,551,991	1,335,352	—	2,887,343
Japan	1,143,632	—	—	1,143,632
China	746,869	238,288	—	985,157
Brazil	886,602	—	—	886,602
Taiwan	882,050	—	—	882,050
South Korea	—	871,648	—	871,648
Other Countries	3,171,364	284,354	—	3,455,718
Mutual Funds	284,384	—	—	284,384
Total Investments	$39,800,327	$8,693,065	$—	$48,493,392

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,440,948 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $5,574,368 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$289,713	$520,645
Long-term capital gains	2,478,938	2,278,938
Total distributions	$2,768,651	$2,799,583

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$39,401,898
Gross appreciation	10,724,760
Gross depreciation	(1,633,266)
Net unrealized appreciation (depreciation)	$9,091,494
Undistributed ordinary income	726,564
Undistributed long-term capital gain	1,676,821
Other temporary differences	(3,457)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$279,992	$506,208	$2,360,988	$2,188,632
Service Class	8,521	14,437	119,150	90,306
Total	$288,513	$520,645	$2,480,138	$2,278,938

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $3,592, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.01% of average daily net assets for the Initial Class shares and 1.26% of average daily net assets for the Service Class shares. This written agreement was terminated on July 31, 2016. For the period January 1, 2016 to July 31, 2016, this reduction amounted to $50,324, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the period August, 1, 2016 to December 31, 2016, this reduction amounted to $31,484, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $2,076, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $884.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0349% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $101 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $15,975 and $13,922, respectively. The sales transactions resulted in net realized gains (losses) of $(856).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $12,557,261 and $17,057,768, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	63,324	$1,346,758	55,545	$1,267,995
Service Class	29,912	650,342	6,065	133,120
	93,236	$1,997,100	61,610	$1,401,115
Shares issued to shareholders in reinvestment of distributions
Initial Class	119,990	$2,640,980	136,103	$2,694,840
Service Class	5,811	127,671	5,298	104,743
	125,801	$2,768,651	141,401	$2,799,583
Shares reacquired
Initial Class	(327,837)	$(6,992,794)	(300,272)	$(6,646,000)
Service Class	(20,786)	(443,261)	(19,817)	(441,180)
	(348,623)	$(7,436,055)	(320,089)	$(7,087,180)
Net change
Initial Class	(144,523)	$(3,005,056)	(108,624)	$(2,683,165)
Service Class	14,937	334,752	(8,454)	(203,317)
	(129,586)	$(2,670,304)	(117,078)	$(2,886,482)

18

MFS Global Growth Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $319 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	326,287	8,481,948	(8,523,851)	284,384

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(27)	$—	$1,741	$284,384

19

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

22

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS Global Growth Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart.

23

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,727,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® GLOBAL RESEARCH PORTFOLIO

MFS® Variable Insurance Trust II

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Citigroup, Inc	1.7%
Alphabet, Inc., “A”	1.7%
Charter Communications, Inc., “A”	1.6%
U.S. Bancorp	1.4%
Honeywell International, Inc.	1.4%
Facebook, Inc., “A”	1.3%
EOG Resources, Inc.	1.3%
Visa, Inc., “A”	1.2%
Goldman Sachs Group, Inc	1.2%
Cisco Systems, Inc.	1.2%

Global equity sectors
Financial Services	21.9%
Capital Goods	17.6%
Technology	15.7%
Health Care	10.9%
Consumer Cyclicals	10.6%
Energy	10.2%
Consumer Staples	7.8%
Telecommunications/Cable Television	4.4%

Issuer country weightings (x)
United States	66.2%
Switzerland	5.9%
Japan	4.9%
United Kingdom	4.5%
France	4.2%
Canada	2.7%
Germany	1.8%
China	1.3%
Italy	1.2%
Other Countries	7.3%

Currency exposure weightings (y)
United States Dollar	66.7%
Euro	9.2%
Swiss Franc	5.9%
Japanese Yen	4.9%
British Pound Sterling	4.5%
Canadian Dollar	2.7%
Hong Kong Dollar	1.8%
Indian Rupee	1.0%
Taiwan Dollar	0.8%
Other Currencies	2.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of 5.44%, while Service Class shares of the fund provided a total return of 5.21%. These compare with a return of 8.48% over the same period for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Despite overall strength in the financial services sector in response to the US presidential election results, weak stock selection within this sector was a primary detractor from performance relative to the MSCI All Country World Index. Here, the timing of the fund’s ownership in shares of strong-performing global financial services firm JPMorgan Chase (h) and financial services firm HSBC (h) (United Kingdom), both of which outperformed the benchmark, hurt relative results. Shares of JPMorgan Chase benefited from a rally in the financial sector, the firm also delivered strong results during the reporting period, driven by strength in its capital markets business, improving loan growth and solid expense controls. Overweight positions in investment management and banking firm UBS (Switzerland) and financial services firm Lloyds Banking Group (United Kingdom) also held back relative returns as both stocks underperformed the benchmark.

Security selection in the capital goods sector also hindered relative performance. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Stock selection in the health care sector further weakened relative results. The fund’s overweight positions in pharmaceutical company Valeant Pharmaceuticals International (h) (Canada), biopharmaceutical company Alexion Pharmaceuticals (h), eye care and skin care products company Allergan, health services and information technology company McKesson and pharmaceutical and medical device company Santen Pharmaceutical (Japan) held back relative performance. Shares of Valeant Pharmaceuticals depreciated following the fallout from political pressure on the company’s drug price strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor.

Elsewhere, an overweight position in hotel and restaurant operator Whitbread (United Kingdom) dampened relative performance.

Contributors to Performance

Security selection in the consumer cyclicals sector was a primary contributor to relative performance. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

3

MFS Global Research Portfolio

Management Review – continued

Stock selection in the telecommunications/cable television sector also aided relative results led by the fund’s overweight position in cable services provider Charter Communications. Shares of Charter Communications appreciated due, in part, to solid earnings results during the reporting period and the completion of the Time Warner Cable and Bright House Networks acquisitions.

Other top relative contributors during the period included the fund’s overweight position in energy exploration and production company EOG Resources. Shares of EOG Resources appreciated following a significant increase in well inventory, primarily due to cost reductions and efficiency improvements. Overweight positions in diversified financial services firm Citigroup, enterprise information technology provider Hewlett Packard Enterprise, investment services company Goldman Sachs Group, mining company Rio Tinto (United Kingdom), financial services company Credicorp (Peru), railroad franchise Union Pacific, financial services provider Charles Schwab (h) and medical technology products and services company Stryker Corp. also bolstered relative results.

Respectfully,

James Keating	Ben Kottler	Joseph MacDougall
Portfolio Manager	Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	5.44%	9.18%	4.51%
Service Class	8/24/01	5.21%	8.92%	4.25%

Comparative benchmark
MSCI All Country World Index (f)		8.48%	9.96%	4.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.64%	$1,000.00	$1,040.45	$3.28
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25
Service Class	Actual	0.89%	$1,000.00	$1,039.39	$4.56
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.87%, $4.46 and $4.42 for Initial Class and 1.12%, $5.74 and $5.69 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.1%
Aerospace – 2.8%
Honeywell International, Inc.	11,563	$1,339,574
Northrop Grumman Corp.	3,984	926,599
United Technologies Corp.	4,711	516,420

		$2,782,593

Alcoholic Beverages – 1.1%
AmBev S.A., ADR	83,588	$410,417
China Resources Enterprise Ltd. (a)	108,000	213,369
Constellation Brands, Inc., “A”	2,992	458,704

		$1,082,490

Apparel Manufacturers – 1.5%
LVMH Moet Hennessy Louis Vuitton SE	3,956	$754,320
NIKE, Inc., “B”	15,247	775,005

		$1,529,325

Automotive – 1.1%
Delphi Automotive PLC	8,122	$547,017
USS Co. Ltd.	32,900	523,035

		$1,070,052

Biotechnology – 0.6%
Celgene Corp. (a)	4,874	$564,166

Broadcasting – 1.0%
Twenty-First Century Fox, Inc.	18,385	$515,515
WPP PLC	20,009	447,809

		$963,324

Brokerage & Asset Managers – 0.7%
NASDAQ, Inc.	9,906	$664,891

Business Services – 4.5%
Accenture PLC, “A”	5,416	$634,376
Cognizant Technology Solutions Corp., “A” (a)	13,861	776,632
Equifax, Inc.	4,392	519,266
Fidelity National Information Services, Inc.	11,030	834,309
Fiserv, Inc. (a)	4,866	517,158
Gartner, Inc. (a)	4,142	418,632
Global Payments, Inc.	10,236	710,481

		$4,410,854

Cable TV – 1.6%
Charter Communications, Inc., “A” (a)	5,549	$1,597,668

Chemicals – 2.7%
E.I. du Pont de Nemours & Co.	10,477	$769,012
Monsanto Co.	8,919	938,368
PPG Industries, Inc.	10,401	985,599

		$2,692,979

Computer Software – 2.2%
Adobe Systems, Inc. (a)	7,363	$758,021
Sabre Corp.	19,436	484,928

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – continued
Salesforce.com, Inc. (a)	13,569	$928,934

		$2,171,883

Computer Software – Systems – 1.9%
Constellation Software, Inc.	1,019	$463,049
Hewlett Packard Enterprise	41,417	958,389
SS&C Technologies Holdings, Inc.	14,296	408,866

		$1,830,304

Construction – 1.1%
Sherwin-Williams Co.	2,912	$782,571
Techtronic Industries Co. Ltd.	97,000	347,746

		$1,130,317

Consumer Products – 1.7%
Coty, Inc., “A”	19,934	$364,992
L’Oréal	3,654	666,963
Newell Brands, Inc.	14,097	629,431

		$1,661,386

Consumer Services – 0.6%
Priceline Group, Inc. (a)	414	$606,949

Containers – 0.5%
Berry Plastics Group, Inc. (a)	9,283	$452,361

Electrical Equipment – 2.6%
Johnson Controls International PLC	23,621	$972,949
Schneider Electric S.A.	14,240	989,504
W.W. Grainger, Inc.	2,442	567,155

		$2,529,608

Electronics – 1.8%
Broadcom Corp.	5,737	$1,014,129
Taiwan Semiconductor Manufacturing Co. Ltd.	86,000	481,603
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,350	297,563

		$1,793,295

Energy – Independent – 3.6%
EOG Resources, Inc.	12,814	$1,295,495
EQT Corp.	10,840	708,936
Oil Search Ltd.	126,161	652,786
Pioneer Natural Resources Co.	4,723	850,471

		$3,507,688

Energy – Integrated – 1.8%
BP PLC	156,817	$974,381
Suncor Energy, Inc.	23,472	767,453

		$1,741,834

Food & Beverages – 4.5%
Danone S.A.	7,658	$484,716
J.M. Smucker Co.	4,110	526,327

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Mead Johnson Nutrition Co., “A”	6,026	$426,400
Mondelez International, Inc.	15,416	683,391
Nestle S.A.	15,087	1,082,299
PepsiCo, Inc.	8,494	888,727
TreeHouse Foods, Inc. (a)	4,338	313,160

		$4,405,020

Food & Drug Stores – 1.1%
CVS Health Corp.	8,664	$683,676
Sundrug Co. Ltd.	6,500	449,925

		$1,133,601

General Merchandise – 1.6%
Costco Wholesale Corp.	5,755	$921,433
Dollar Tree, Inc. (a)	8,261	637,584

		$1,559,017

Health Maintenance Organizations – 1.0%
UnitedHealth Group, Inc.	6,281	$1,005,211

Insurance – 3.8%
AIA Group Ltd.	147,200	$823,770
American International Group, Inc.	14,867	970,964
Aon PLC	8,891	991,613
Chubb Ltd.	6,997	924,444

		$3,710,791

Internet – 4.2%
Alibaba Group Holding Ltd., ADR (a)	7,124	$625,558
Alphabet, Inc., “A” (a)(s)	2,082	1,649,881
Alphabet, Inc., “C” (a)	693	534,871
Facebook, Inc., “A” (a)	11,386	1,309,959

		$4,120,269

Machinery & Tools – 3.0%
GEA Group AG	9,976	$399,872
Kubota Corp.	43,200	614,984
Roper Technologies, Inc.	4,912	899,289
Schindler Holding AG	2,892	509,261
SPX FLOW, Inc. (a)	18,139	581,536

		$3,004,942

Major Banks – 5.2%
Barclays PLC	257,645	$707,743
BNP Paribas	12,829	817,695
Goldman Sachs Group, Inc.	4,887	1,170,192
Lloyds Banking Group PLC	689,628	530,346
Morgan Stanley	21,526	909,474
Sumitomo Mitsui Financial Group, Inc.	25,200	955,333

		$5,090,783

Medical & Health Technology & Services – 0.5%
McKesson Corp.	3,790	$532,306

Medical Equipment – 3.5%
Danaher Corp. (s)	7,006	$545,347
Medtronic PLC	14,403	1,025,926
PerkinElmer, Inc.	12,234	638,003

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Stryker Corp.	6,432	$770,618
Zimmer Biomet Holdings, Inc.	4,851	500,623

		$3,480,517

Metals & Mining – 0.7%
Rio Tinto Ltd.	18,402	$700,760

Natural Gas – Distribution – 0.9%
China Resources Gas Group Ltd.	144,000	$403,585
Engie	37,162	473,432

		$877,017

Natural Gas – Pipeline – 1.1%
Enbridge, Inc.	13,737	$578,066
Enterprise Products Partners LP	17,745	479,825

		$1,057,891

Network & Telecom – 1.1%
Cisco Systems, Inc.	37,610	$1,136,574

Oil Services – 0.7%
Schlumberger Ltd.	8,027	$673,867

Other Banks & Diversified Financials – 10.7%
Aeon Credit Service Co. Ltd.	33,800	$597,865
Citigroup, Inc.	28,253	1,679,076
Credicorp Ltd.	3,002	473,896
Discover Financial Services	9,514	685,864
Element Fleet Management Corp.	89,501	830,583
HDFC Bank Ltd.	52,028	1,014,611
Intesa Sanpaolo S.p.A.	241,953	617,883
Julius Baer Group Ltd.	10,137	450,257
KBC Groep N.V.	11,314	700,647
U.S. Bancorp	26,092	1,340,346
UBS AG	63,200	989,924
Visa, Inc., “A”	15,729	1,227,177

		$10,608,129

Pharmaceuticals – 5.3%
Allergan PLC (a)	2,953	$620,160
Eli Lilly & Co.	11,769	865,610
Genomma Lab Internacional S.A., “B” (a)	301,018	312,495
Novartis AG	14,634	1,064,892
Roche Holding AG	4,481	1,021,010
Santen Pharmaceutical Co. Ltd.	51,200	625,279
Zoetis, Inc.	13,075	699,905

		$5,209,351

Printing & Publishing – 0.6%
RELX N.V.	36,683	$616,623

Railroad & Shipping – 1.0%
Union Pacific Corp.	9,775	$1,013,472

Real Estate – 1.5%
LEG Immobilien AG	9,566	$742,097
Store Capital Corp., REIT	31,149	769,692

		$1,511,789

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 2.2%
Aramark	23,174	$827,775
Starbucks Corp.	14,736	818,143
Whitbread PLC	11,218	521,462

		$2,167,380

Specialty Chemicals – 2.0%
Akzo Nobel N.V.	8,303	$518,534
LG Chem Ltd. (a)	2,130	459,293
Linde AG	3,803	623,594
Sika AG	83	398,739

		$2,000,160

Specialty Stores – 1.9%
Amazon.com, Inc. (a)	1,465	$1,098,555
Dufry AG (a)	2,757	343,847
Urban Outfitters, Inc. (a)	14,205	404,558

		$1,846,960

Telecommunications – Wireless – 2.1%
KDDI Corp.	41,200	$1,040,214
SBA Communications Corp. (a)	10,388	1,072,665

		$2,112,879

Telephone Services – 0.7%
BT Group PLC	118,545	$536,813
Hellenic Telecommunications Organization S.A.	15,126	142,187

		$679,000

Tobacco – 0.6%
Reynolds American, Inc.	10,633	$595,873

Utilities – Electric Power – 2.2%
CMS Energy Corp. (s)	23,891	$994,343
Enel S.p.A.	128,589	565,872
NextEra Energy, Inc.	5,154	615,697

		$2,175,912

Total Common Stocks (Identified Cost, $89,184,747)		$97,810,061

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $153)	153	$153

Total Investments (Identified Cost, $89,184,900)		$97,810,214

OTHER ASSETS, LESS LIABILITIES – 0.9%		886,181

NET ASSETS – 100.0%		$98,696,395

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2016, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2016, the fund had cash collateral of $277 and other liquid securities with an aggregate value of $543,666 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities. At December 31, 2016, the fund had no short sales outstanding.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $89,184,747)	$97,810,061
Underlying affiliated funds, at value (identified cost, $153)	153
Total investments, at value (identified cost, $89,184,900)	$97,810,214
Deposits with brokers	277
Receivables for
Investments sold	1,091,008
Fund shares sold	5,535
Interest and dividends	178,437
Other assets	89
Total assets		$99,085,560
Liabilities
Payable to custodian	$113,382
Payables for
Investments purchased	148,902
Fund shares reacquired	54,777
Payable to affiliates
Investment adviser	6,225
Shareholder servicing costs	21
Distribution and/or service fees	153
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	65,686
Total liabilities		$389,165
Net assets		$98,696,395
Net assets consist of
Paid-in capital	$91,469,235
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,614,723
Accumulated net realized gain (loss) on investments and foreign currency	(3,011,364)
Undistributed net investment income	1,623,801
Net assets		$98,696,395
Shares of beneficial interest outstanding		3,842,583

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$91,280,938	3,552,787	$25.69
Service Class	7,415,457	289,796	25.59

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$2,510,645
Interest	8,656
Other	8,419
Dividends from underlying affiliated funds	2,262
Foreign taxes withheld	(89,963)
Total investment income		$2,440,019
Expenses
Management fee	$759,083
Distribution and/or service fees	19,321
Shareholder servicing costs	3,925
Administrative services fee	25,472
Independent Trustees’ compensation	5,222
Custodian fee	31,237
Reimbursement of custodian expenses	(120,789)
Shareholder communications	15,534
Audit and tax fees	49,089
Legal fees	1,280
Miscellaneous	21,048
Total expenses		$810,422
Reduction of expenses by investment adviser	(7,187)
Net expenses		$803,235
Net investment income		$1,636,784
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $73 country tax)	$2,413,872
Underlying affiliated funds	33
Foreign currency	(12,904)
Net realized gain (loss) on investments and foreign currency		$2,401,001
Change in unrealized appreciation (depreciation)
Investments	$1,192,381
Translation of assets and liabilities in foreign currencies	681
Net unrealized gain (loss) on investments and foreign currency translation		$1,193,062
Net realized and unrealized gain (loss) on investments and foreign currency		$3,594,063
Change in net assets from operations		$5,230,847

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$1,636,784	$1,130,790
Net realized gain (loss) on investments and foreign currency	2,401,001	7,560,559
Net unrealized gain (loss) on investments and foreign currency translation	1,193,062	(9,229,787)
Change in net assets from operations	$5,230,847	$(538,438)
Distributions declared to shareholders
From net investment income	$(1,109,452)	$(1,447,722)
Change in net assets from fund share transactions	$(11,897,734)	$(14,110,074)
Total change in net assets	$(7,776,339)	$(16,096,234)
Net assets
At beginning of period	106,472,734	122,568,968
At end of period (including undistributed net investment income of $1,623,801 and $1,115,509, respectively)	$98,696,395	$106,472,734

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$24.63		$25.18	$24.85	$20.36	$17.71
Income (loss) from investment operations
Net investment income (d)	$0.41	(c)	$0.25	$0.29	$0.24	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.93		(0.47)	0.31	4.61	2.66
Total from investment operations	$1.34		$(0.22)	$0.60	$4.85	$2.96
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.33)	$(0.27)	$(0.36)	$(0.31)
Net asset value, end of period (x)	$25.69		$24.63	$25.18	$24.85	$20.36
Total return (%) (k)(r)(s)(x)	5.44	(c)	(0.81)	2.40	24.00	16.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)	0.92	0.92	0.92	0.94
Expenses after expense reductions (f)	0.77	(c)	0.91	0.91	0.92	0.94
Net investment income	1.64	(c)	0.98	1.15	1.08	1.58
Portfolio turnover	40		40	37	41	40
Net assets at end of period (000 omitted)	$91,281		$98,321	$113,018	$126,707	$117,388
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	N/A		N/A	0.91	0.91	0.93

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$24.52		$25.06	$24.72	$20.25	$17.60
Income (loss) from investment operations
Net investment income (d)	$0.34	(c)	$0.19	$0.23	$0.19	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.94		(0.47)	0.31	4.57	2.64
Total from investment operations	$1.28		$(0.28)	$0.54	$4.76	$2.90
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.26)	$(0.20)	$(0.29)	$(0.25)
Net asset value, end of period (x)	$25.59		$24.52	$25.06	$24.72	$20.25
Total return (%) (k)(r)(s)(x)	5.21	(c)	(1.09)	2.15	23.68	16.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	(c)	1.17	1.17	1.17	1.19
Expenses after expense reductions (f)	1.02	(c)	1.16	1.16	1.17	1.19
Net investment income	1.39	(c)	0.74	0.90	0.86	1.35
Portfolio turnover	40		40	37	41	40
Net assets at end of period (000 omitted)	$7,415		$8,151	$9,551	$11,013	$12,578
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	N/A		N/A	1.16	1.16	1.18

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$64,454,102	$—	$—	$64,454,102
Switzerland	4,329,958	1,530,272	—	5,860,230
Japan	449,925	4,356,708	—	4,806,633
United Kingdom	447,809	3,971,505	—	4,419,314
France	1,484,658	2,701,972	—	4,186,630
Canada	2,639,151	—	—	2,639,151
Germany	—	1,765,563	—	1,765,563
China	625,558	616,954	—	1,242,512
Italy	617,883	565,872	—	1,183,755
Other Countries	4,352,348	2,899,823	—	7,252,171
Mutual Funds	153	—	—	153
Total Investments	$79,401,545	$18,408,669	$—	$97,810,214

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,231,106 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $7,995,167 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2016, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$1,109,452	$1,447,722

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$89,200,712
Gross appreciation	13,816,892
Gross depreciation	(5,207,390)
Net unrealized appreciation (depreciation)	$8,609,502
Undistributed ordinary income	1,623,494
Capital loss carryforwards	(3,001,734)
Other temporary differences	(4,102)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(3,001,734)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$1,044,460	$1,360,823
Service Class	64,992	86,899
Total	$1,109,452	$1,447,722

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $7,187, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $2,962, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $963.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0252% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $199 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $163,559 and $788,921, respectively. The sales transactions resulted in net realized gains (losses) of $284,714.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $39,889,601 and $51,319,267, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	42,946	$1,067,404	25,187	$636,788
Service Class	8,067	196,320	11,941	292,241
	51,013	$1,263,724	37,128	$929,029
Shares issued to shareholders in reinvestment of distributions
Initial Class	40,125	$1,044,460	57,711	$1,360,823
Service Class	2,505	64,992	3,698	86,899
	42,630	$1,109,452	61,409	$1,447,722
Shares reacquired
Initial Class	(522,570)	$(12,961,287)	(579,306)	$(14,846,461)
Service Class	(53,179)	(1,309,623)	(64,408)	(1,640,364)
	(575,749)	$(14,270,910)	(643,714)	$(16,486,825)
Net change
Initial Class	(439,499)	$(10,849,423)	(496,408)	$(12,848,850)
Service Class	(42,607)	(1,048,311)	(48,769)	(1,261,224)
	(482,106)	$(11,897,734)	(545,177)	$(14,110,074)

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $623 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	110,139	19,039,879	(19,149,865)	153

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$33	$—	$2,262	$153

20

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers James Keating Ben Kottler Joseph MacDougall

24

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Services, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve

25

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

26

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 81.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2016

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust II

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)		Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	25.5%		8.0%	33.5%
	Asia/Pacific ex-Japan	1.9%		10.9%	12.8%
	North America ex-U.S.	3.0%		4.1%	7.1%
	Emerging Markets	1.2%		0.0%	1.2%
	United Kingdom	3.2%		(2.0)%	1.2%
	Supranational	0.1%		0.0%	0.1%
	Developed - Middle East/Africa	0.1%		0.0%	0.1%
	Europe ex-U.K.	11.4%		(13.7)%	(2.3)%
	Japan	6.4%		(13.2)%	(6.8)%
	Total	52.8%		(5.9)%	46.9%
Equity	U.S. Large Cap	17.3%		(3.6)%	13.7%
	Europe ex-U.K.	6.5%		4.0%	10.5%
	United Kingdom	2.4%		3.4%	5.8%
	Emerging Markets	1.8%		3.5%	5.3%
	Asia/Pacific ex-Japan	0.9%		0.7%	1.6%
	U.S. Small/Mid Cap	1.2%		(1.0)%	0.2%
	Developed - Middle East/Africa	0.0%	(o)	0.0%	0.0%	(o)
	Japan	2.7%		(2.9)%	(0.2)%
	North America ex-U.S.	0.8%		(1.3)%	(0.5)%
	Total	33.6%		2.8%	36.4%
Real Estate-related	Non-U.S.	0.7%		0.0%	0.7%
	U.S.	0.7%		0.0%	0.7%
	Total	1.4%		0.0%	1.4%
Cash	Cash & Cash Equivalents (d)	7.6%		1.7%	9.3%
	Other (e)	2.6%		3.4%	6.0%
	Total	10.2%		5.1%	15.3%
Total Net Exposure Summary		98.0%		2.0%	100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
Australian Treasury Bond 10 yr Future MAR 2017	10.9%
Canadian Government Bond 10 yr Future MAR 2017	4.1%
FTSE 100 Index Future MAR 2017	3.4%
iBoxx USD Liquid High Yield Index Total Return Swap JUN 2017	3.3%
Bovespa Index Future FEB 2017	3.2%
MSCI Taiwan Index Future JAN 2017	3.2%
Hang Seng Index Future JAN 2017	3.1%
E-Mini S&P 500 Index Future MAR 2017	(3.5)%
Japan Government Bond 10 yr Future MAR 2017	(13.2)%
German Euro Bund 10 yr Future MAR 2017	(13.7)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of 6.24%, while Service Class shares of the fund provided a total return of 5.98%. These compare with a return of 2.09% over the same period for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (formerly

“Barclays Global Aggregate Bond Index”). The fund’s other benchmarks, the MSCI World Index and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 8.15% and 5.36%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Within the equity portion of the fund, stock selection and, to a lesser extent, an overweight position in the consumer staples sector held back performance relative to the MSCI World Index. Within this sector, overweight positions in brewing company Heineken (Netherlands), consumer products company Kao (Japan) and tobacco company Japan Tobacco (Japan) hindered relative returns.

Weak stock selection in the basic materials sector weighed on relative returns. The combination of an underweight position and, to a lesser extent, security selection in the energy sector also held back relative performance. However, there were no individual securities within either sector that were among the fund’s top relative detractors over the reporting period.

Other top individual detractors included overweight positions in telecommunications equipment provider Ericsson (Sweden), drugstore retailer CVS Health, business system services company Nomura Research Institute (Japan), pharmaceutical company Bayer (Germany), aerospace and defense technology systems developer Cobham (h) (United Kingdom) and pharmaceutical company Santen Pharmaceutical (Japan).

MFS Global Tactical Allocation Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position within the equity portion of the fund also detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, bond selection within US-based debt weighed on returns relative to the Bloomberg Barclays Global Aggregate Bond Index.

As part of the tactical overlay, the fund’s allocation to Europe ex-UK equities, specifically the fund’s long exposure to Italy and short exposure to Canadian and US small and large cap equities, hindered relative performance. The fund’s long position in the Canadian dollar and short exposure to the New Zealand dollar were additional factors that weakened relative returns.

Contributors to Performance

Within the equity portion of the fund, strong security selection and an underweight position in the health care sector benefited performance relative to the MSCI World Index. The fund’s avoidance of eye and skin care products company Allergan, biotech firm Gilead Sciences and pharmaceutical company Novo Nordisk (Denmark) boosted relative returns.

Security selection in both the technology and financial services sectors also helped relative results. Within the technology sector, overweight positions in computer graphics processors maker NVIDIA, semiconductor company Texas Instruments and electronic equipment and circuit company Analog Devices, and holdings of semiconductor manufacturer Taiwan Semiconductors (b) (Taiwan), bolstered relative results. Within the financial services sector, the fund’s overweight exposure to financial services firms JPMorgan Chase and Goldman Sachs Group aided relative performance.

Individual securities in other sectors that benefited relative results included an overweight position in diversified technology company 3M.

Within the fixed income portion of the fund, a greater-than-benchmark exposure to the industrials sector helped performance relative to the Bloomberg Barclays Global Aggregate Bond Index. Additionally, a lesser-than-benchmark exposure to the treasury sector and strong security selection within European-based issues also helped relative results.

The fund’s tactical overlay contributed to relative performance, led by an overweight allocation to the emerging market equity segment, particularly a long exposure to Brazilian equities. A short exposure to the British pound and a long exposure to the Japanese yen also aided relative returns.

Respectfully,

Nevin Chitkara Portfolio Manager	Pablo De La Mata Portfolio Manager	Pilar Gomez-Bravo Portfolio Manager	Steven Gorham Portfolio Manager

Richard Hawkins	Ben Nastou	Robert Persons	Jonathan Sage
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro	Robert Spector	Benjamin Stone	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	6.24%	5.29%	3.93%
Service Class	8/24/01	5.98%	5.02%	3.67%

Comparative benchmarks
Bloomberg Barclays Global Aggregate Bond Index (f)		2.09%	0.21%	3.29%
MFS Global Tactical Allocation Blended Index (f)(w)		5.36%	5.91%	4.61%
Bloomberg Barclays Global Aggregate Bond Index Hedged (f)		3.95%	3.59%	4.39%
MSCI World Index (f)		8.15%	11.04%	4.41%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2016, MFS Global Tactical Allocation Blended Index was comprised of 35% MSCI World Index, 54% Bloomberg Barclays Global Aggregate Bond Index Hedged, and 11% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definitions

Bloomberg Barclays Global Aggregate Bond Index (formerly Barclays Global Aggregate Bond Index) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate Bond Index Hedged (formerly Barclays Global Aggregate Bond Index Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to February 8, 2010 reflects time periods when the fund (i) had a policy of investing between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed income senior securities and (ii) did not employ a tactical asset allocation overlay. The fund’s investment policies and strategies changed effective February 8, 2010.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.77%	$1,000.00	$988.21	$3.85
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91
Service Class	Actual	1.02%	$1,000.00	$986.74	$5.09
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.04% of interest expense on cash collateral held at brokers (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 33.6%
Aerospace – 1.0%
Honeywell International, Inc.	25,697	$2,976,993
Lockheed Martin Corp.	11,633	2,907,552
Northrop Grumman Corp.	2,865	666,342
United Technologies Corp.	12,461	1,365,975

		$7,916,862

Airlines – 0.1%
Air Canada (a)	45,150	$459,688
Copa Holdings S.A., “A”	5,337	484,760

		$944,448

Alcoholic Beverages – 0.6%
AmBev S.A., ADR	49,616	$243,615
Heineken N.V.	27,641	2,070,401
Pernod Ricard S.A.	19,440	2,106,720

		$4,420,736

Apparel Manufacturers – 0.1%
Compagnie Financiere Richemont S.A.	12,471	$826,052

Automotive – 0.4%
Delphi Automotive PLC	12,067	$812,712
General Motors Co.	34,918	1,216,543
Hyundai Motor Co. Ltd.	2,592	311,411
Magna International, Inc.	8,153	354,016
USS Co. Ltd.	27,900	443,546

		$3,138,228

Broadcasting – 0.4%
Omnicom Group, Inc.	23,333	$1,985,872
ProSiebenSat.1 Media AG	2,903	112,224
Time Warner, Inc.	12,819	1,237,418

		$3,335,514

Brokerage & Asset Managers – 0.2%
BlackRock, Inc.	3,914	$1,489,434
Daiwa Securities Group, Inc.	75,000	460,730

		$1,950,164

Business Services – 1.9%
Accenture PLC, “A”	31,031	$3,634,661
Amadeus IT Holding S.A.	37,228	1,691,749
Bunzl PLC	47,963	1,241,166
Compass Group PLC	143,216	2,639,803
Equifax, Inc.	2,608	308,344
Fidelity National Information Services, Inc.	12,440	940,962
Global Payments, Inc.	15,104	1,048,369
Nomura Research, Inc.	52,140	1,584,974
Secom Co. Ltd.	17,100	1,247,877
SGS S.A.	477	968,680

		$15,306,585

Cable TV – 0.6%
Charter Communications, Inc., “A” (a)	6,125	$1,763,510
Comcast Corp., “A”	38,142	2,633,705

		$4,397,215

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – 1.2%
3M Co. (s)	23,559	$4,206,931
Givaudan S.A.	655	1,200,265
LyondellBasell Industries N.V., “A”	7,766	666,167
Monsanto Co.	5,196	546,671
Orica Ltd.	46,230	587,238
PPG Industries, Inc.	26,307	2,492,851

		$9,700,123

Computer Software – 0.4%
Cadence Design Systems, Inc. (a)	65,717	$1,657,383
Check Point Software Technologies Ltd. (a)	3,515	296,877
Oracle Corp.	25,356	974,938

		$2,929,198

Computer Software – Systems – 0.3%
Hon Hai Precision Industry Co. Ltd.	358,900	$929,730
International Business Machines Corp.	10,871	1,804,477

		$2,734,207

Construction – 0.4%
Bellway PLC	2,873	$87,418
Geberit AG	1,677	671,123
Owens Corning	18,230	939,939
Sherwin-Williams Co.	4,317	1,160,151
Stanley Black & Decker, Inc.	3,813	437,313

		$3,295,944

Consumer Products – 1.6%
Coty, Inc., “A”	29,768	$545,052
Kao Corp.	54,600	2,583,295
Kobayashi Pharmaceutical Co. Ltd.	22,200	948,132
KOSE Corp.	4,800	398,785
Procter & Gamble Co.	41,131	3,458,294
Reckitt Benckiser Group PLC	31,324	2,647,952
Svenska Cellulosa Aktiebolaget	62,742	1,769,153

		$12,350,663

Containers – 0.3%
Brambles Ltd.	213,824	$1,907,340
Crown Holdings, Inc. (a)	7,055	370,881

		$2,278,221

Electrical Equipment – 1.1%
IMI PLC	37,352	$476,331
Johnson Controls International PLC	50,311	2,072,310
Legrand S.A.	18,984	1,075,108
OMRON Corp.	23,100	884,076
Schneider Electric S.A.	17,636	1,225,484
Siemens AG	18,002	2,213,338
Spectris PLC	22,558	642,252

		$8,588,899

Electronics – 2.0%
Analog Devices, Inc.	13,474	$978,482
Halma PLC	63,202	696,600

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – continued
Hirose Electric Co. Ltd.	6,900	$853,262
Intel Corp.	31,629	1,147,184
NVIDIA Corp.	12,480	1,332,115
Samsung Electronics Co. Ltd.	1,157	1,709,535
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	178,089	5,120,059
Texas Instruments, Inc.	49,525	3,613,839

		$15,451,076

Energy – Independent – 0.6%
Cairn Energy PLC (a)	105,069	$304,462
Galp Energia SGPS S.A., “B”	59,637	886,509
Occidental Petroleum Corp.	13,483	960,394
Rice Energy, Inc. (a)	47,212	1,007,976
Valero Energy Corp.	20,838	1,423,652

		$4,582,993

Energy – Integrated – 1.1%
BP PLC	227,652	$1,414,514
Chevron Corp.	10,624	1,250,445
China Petroleum & Chemical Corp.	614,000	434,501
Exxon Mobil Corp.	38,788	3,501,005
LUKOIL PJSC, ADR	13,397	750,250
OAO Gazprom, ADR	104,976	529,321
Suncor Energy, Inc.	25,089	820,323

		$8,700,359

Engineering – Construction – 0.1%
VINCI S.A.	14,540	$988,999

Food & Beverages – 1.7%
Danone S.A.	28,967	$1,833,476
General Mills, Inc.	58,279	3,599,894
J.M. Smucker Co.	6,839	875,802
Marine Harvest	60,765	1,095,626
Mead Johnson Nutrition Co., “A”	9,148	647,312
Nestle S.A.	69,114	4,958,045
Tyson Foods, Inc., “A”	7,271	448,475

		$13,458,630

Food & Drug Stores – 0.5%
CVS Health Corp.	30,444	$2,402,336
Lawson, Inc.	6,600	463,624
Wesfarmers Ltd.	28,667	870,327

		$3,736,287

Gaming & Lodging – 0.1%
Crown Resorts Ltd.	17,348	$144,633
Sands China Ltd.	204,800	880,799

		$1,025,432

General Merchandise – 0.1%
Target Corp.	12,657	$914,215

Health Maintenance Organizations – 0.1%
Cigna Corp.	6,052	$807,276

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – 2.2%
Aon PLC	15,958	$1,779,796
Chubb Ltd.	10,139	1,339,565
Fairfax Financial Holdings Ltd.	4,265	2,059,995
Hiscox Ltd.	46,024	576,247
MetLife, Inc.	57,735	3,111,339
Prudential Financial, Inc.	23,024	2,395,877
Swiss Re Ltd.	5,364	508,324
Travelers Cos., Inc.	22,533	2,758,490
Zurich Insurance Group AG	10,065	2,764,468

		$17,294,101

Internet – 0.1%
Facebook, Inc., “A” (a)	3,709	$426,720

Machinery & Tools – 0.2%
Illinois Tool Works, Inc.	9,839	$1,204,884

Major Banks – 2.5%
Bank of New York Mellon Corp.	40,577	$1,922,538
BNP Paribas	9,680	616,984
BOC Hong Kong Holdings Ltd.	171,500	613,724
Canadian Imperial Bank of Commerce	10,861	886,256
Goldman Sachs Group, Inc.	7,618	1,824,130
JPMorgan Chase & Co.	52,640	4,542,306
National Australia Bank Ltd.	13,109	289,334
PNC Financial Services Group, Inc.	5,217	610,180
Royal Bank of Canada	5,447	368,816
State Street Corp.	19,416	1,509,012
Sumitomo Mitsui Financial Group, Inc.	11,600	439,757
Svenska Handelsbanken AB, “A”	168,468	2,341,015
Toronto-Dominion Bank	12,945	638,452
Wells Fargo & Co.	65,320	3,599,785

		$20,202,289

Medical & Health Technology & Services – 0.1%
HCA Holdings, Inc. (a)	9,554	$707,187

Medical Equipment – 0.8%
Abbott Laboratories	32,906	$1,263,919
Danaher Corp.	14,806	1,152,499
Medtronic PLC	31,397	2,236,408
St. Jude Medical, Inc.	11,079	888,425
Thermo Fisher Scientific, Inc.	2,938	414,552

		$5,955,803

Metals & Mining – 0.2%
Rio Tinto Ltd.	45,927	$1,748,929

Natural Gas – Distribution – 0.2%
Engie	98,990	$1,261,102

Network & Telecom – 0.2%
Cisco Systems, Inc.	32,829	$992,092
LM Ericsson Telephone Co., “B”	69,368	404,387

		$1,396,479

Oil Services – 0.3%
Schlumberger Ltd.	19,940	$1,673,963
Technip	11,595	822,809

		$2,496,772

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 1.4%
Agricultural Bank of China Ltd., “H”	710,000	$289,897
American Express Co.	12,031	891,256
China Construction Bank	1,699,000	1,301,628
DBS Group Holdings Ltd.	117,600	1,403,056
DnB NOR A.S.A.	32,804	487,766
Hachijuni Bank Ltd.	41,000	237,080
ING Groep N.V.	109,521	1,541,392
North Pacific Bank Ltd.	35,900	147,619
U.S. Bancorp	49,470	2,541,274
UBS AG	153,965	2,411,609

		$11,252,577

Pharmaceuticals – 2.9%
Bayer AG	30,620	$3,195,174
Eli Lilly & Co.	28,883	2,124,345
Johnson & Johnson (s)	41,798	4,815,548
Merck & Co., Inc.	67,290	3,961,362
Novartis AG	40,284	2,931,400
Pfizer, Inc.	85,590	2,779,963
Roche Holding AG	10,774	2,454,890
Santen Pharmaceutical Co. Ltd.	76,200	930,592

		$23,193,274

Printing & Publishing – 0.2%
Moody’s Corp.	9,345	$880,953
RELX N.V.	55,258	928,859

		$1,809,812

Railroad & Shipping – 0.1%
Canadian National Railway Co.	7,742	$521,811
Union Pacific Corp.	5,472	567,337

		$1,089,148

Real Estate – 0.6%
Deutsche Wohnen AG	95,194	$2,985,207
Medical Properties Trust, Inc., REIT	82,684	1,017,013
Starwood Property Trust, Inc., REIT	24,118	529,390
Washington Prime Group, Inc., REIT	17,708	184,340

		$4,715,950

Restaurants – 0.1%
Brinker International, Inc.	12,169	$602,731
Greggs PLC	14,680	175,489
Yum China Holdings, Inc. (a)	4,816	125,794

		$904,014

Specialty Chemicals – 0.1%
PTT Global Chemical PLC	616,700	$1,084,936

Specialty Stores – 0.3%
Esprit Holdings Ltd. (a)	286,300	$223,364
Gap, Inc.	50,076	1,123,705
Just Eat PLC (a)	96,881	696,676
Urban Outfitters, Inc. (a)	8,406	239,403

		$2,283,148

Issuer	Shares/Par		Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 0.6%
KDDI Corp.		135,700	$3,426,141
SoftBank Corp.		6,700	442,316
Vodafone Group PLC		306,521	753,881

			$4,622,338

Telephone Services – 0.8%
AT&T, Inc.		9,876	$420,026
BT Group PLC		340,318	1,541,077
Nippon Television Holdings, Inc.		17,400	731,284
TDC A.S. (a)		127,309	653,625
Verizon Communications, Inc.		49,427	2,638,413

			$5,984,425

Tobacco – 1.8%
Altria Group, Inc.		55,422	$3,747,636
British American Tobacco PLC		34,570	1,962,847
Imperial Tobacco Group PLC		9,016	392,212
Japan Tobacco, Inc.		90,400	2,973,242
Philip Morris International, Inc. (s)		55,531	5,080,531
Reynolds American, Inc.		8,632	483,737

			$14,640,205

Trucking – 0.4%
United Parcel Service, Inc., “B”		13,221	$1,515,655
Yamato Holdings Co. Ltd.		93,000	1,885,275

			$3,400,930

Utilities – Electric Power – 0.6%
American Electric Power Co., Inc.		30,426	$1,915,621
Energias de Portugal S.A.		83,521	254,436
Korea Electric Power Corp. (a)		10,560	385,951
SSE PLC		71,443	1,365,724
Xcel Energy, Inc.		17,310	704,517

			$4,626,249

Total Common Stocks (Identified Cost, $191,029,059)			$266,079,598

BONDS – 55.8%
Aerospace – 0.1%
Lockheed Martin Corp., 3.55%, 1/15/2026		$749,000	$764,213

Airlines – 0.1%
Ryanair Ltd., 1.125%, 3/10/2023	EUR	475,000	$500,865

Apparel Manufacturers – 0.0%
Christian Dior SE, 0.75%, 6/24/2021	EUR	300,000	$319,080

Asset-Backed & Securitized – 2.9%
Cent LP, 2013-17A, “A1”, CLO, FRN, 2.187%, 1/30/2025 (n)		$1,367,000	$1,366,209
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.674%, 3/15/2028 (n)		1,832,000	1,844,622
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.703%, 6/15/2028 (z)		1,356,000	1,363,052
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.98%, 7/15/2025 (n)		1,757,000	1,750,287

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 1.103%, 1/15/2020		$3,710,000	$3,713,990
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 2.031%, 4/25/2025 (n)		1,595,000	1,593,506
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		1,631,156	1,631,697
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,570,000	2,634,194
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.753%, 6/15/2049		1,889,396	1,900,776
Merrill Lynch Mortgage Trust, FRN, 5.826%, 6/12/2050		3,078,937	3,104,844
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,271,943	2,329,826

			$23,233,003

Automotive – 0.6%
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	575,000	$605,700
Ferrari N.V., 1.5%, 3/16/2023	EUR	600,000	627,990
FGA Capital Ireland PLC, 2%, 10/23/2019	EUR	1,050,000	1,149,794
General Motors Co., 6.6%, 4/01/2036		$794,000	906,283
RCI Banque S.A., 1%, 5/17/2023	EUR	200,000	210,688
Valeo S.A., 1.625%, 3/18/2026	EUR	300,000	325,288
Volkswagen International Finance N.V., 3.75%, 3/29/2049	EUR	550,000	587,098
Volkswagen International Finance N.V., 3.875% to 9/04/2018, FRN to 9/29/2049	EUR	400,000	434,408

			$4,847,249

Biotechnology – 0.1%
Life Technologies Corp., 6%, 3/01/2020		$411,000	$447,460

Broadcasting – 0.4%
Omnicom Group, Inc., 3.65%, 11/01/2024		$357,000	$358,642
Omnicom Group, Inc., 3.6%, 4/15/2026		758,000	749,100
ProSiebenSat.1 Media AG, 2.625%, 4/15/2021	EUR	715,000	802,320
Time Warner, Inc., 3.8%, 2/15/2027		$921,000	912,912

			$2,822,974

Brokerage & Asset Managers – 0.4%
CME Group, Inc., 3%, 3/15/2025		$1,000,000	$998,176
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		506,000	511,159

Issuer	Shares/Par		Value ($)
BONDS – continued
Brokerage & Asset Managers – continued
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$831,000	$848,046
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		676,000	683,729

			$3,041,110

Building – 0.2%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024		$367,000	$372,454
Mohawk Industries, Inc., 2%, 1/14/2022	EUR	825,000	916,913
Owens Corning, 4.2%, 12/15/2022		$281,000	291,513

			$1,580,880

Business Services – 0.5%
Cisco Systems, Inc., 2.2%, 2/28/2021		$953,000	$949,932
Fidelity National Information Services, Inc., 5%, 3/15/2022		717,000	736,768
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		658,000	670,512
Fidelity National Information Services, Inc., 5%, 10/15/2025		386,000	420,284
Fidelity National Information Services, Inc., 3%, 8/15/2026		758,000	711,753
Fidelity National Information Services, Inc., 4.5%, 8/15/2046		379,000	361,988

			$3,851,237

Cable TV – 0.9%
Charter Communications Operating LLC, 6.384%, 10/23/2035		$1,140,000	$1,299,871
Comcast Corp., 2.75%, 3/01/2023		2,015,000	1,998,433
Comcast Corp., 4.65%, 7/15/2042		712,000	739,890
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		498,000	484,539
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)		886,000	888,848
Shaw Communications, Inc., 5.65%, 10/01/2019	CAD	674,000	547,849
Sky PLC, 2.5%, 9/15/2026	EUR	700,000	796,303
Time Warner Cable, Inc., 5.75%, 6/02/2031	GBP	350,000	511,108

			$7,266,841

Chemicals – 0.4%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$727,000	$692,213
International Flavors & Fragrances, Inc., 1.75%, 3/14/2024	EUR	570,000	628,734
LyondellBasell Industries N.V., 5%, 4/15/2019		$903,000	953,324
PPG Industries, Inc., 0.875%, 11/03/2025	EUR	500,000	516,957

			$2,791,228

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Computer Software – Systems – 0.3%
Apple, Inc., 2.7%, 5/13/2022		$1,582,000	$1,590,356
Apple, Inc., 3.6%, 7/31/2042	GBP	300,000	422,288

			$2,012,644

Consumer Products – 0.2%
Newell Rubbermaid, Inc., 5.375%, 4/01/2036		$294,000	$330,866
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		577,000	587,759
Whirlpool Finance Luxembourg S.A., 1.25%, 11/02/2026	EUR	390,000	403,672

			$1,322,297

Consumer Services – 0.2%
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	310,000	$345,365
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	950,000	965,446

			$1,310,811

Defense Electronics – 0.1%
BAE Systems PLC, 4.125%, 6/08/2022	GBP	350,000	$485,736

Electronics – 0.2%
Flextronics International Ltd., 4.625%, 2/15/2020		$264,000	$277,531
Tyco Electronics Group S.A., 2.375%, 12/17/2018		778,000	785,347
Tyco Electronics Group S.A., 1.1%, 3/01/2023	EUR	850,000	907,458

			$1,970,336

Emerging Market Quasi-Sovereign – 0.3%
Comision Federal de Electricidad, 4.875%, 1/15/2024		$669,000	$664,819
Office Cherifien des Phosphates S.A., 6.875%, 4/25/2044 (n)		1,570,000	1,578,048
Petroleos Mexicanos, 6.5%, 3/13/2027 (n)		266,000	274,379

			$2,517,246

Emerging Market Sovereign – 0.1%
Republic of Indonesia, 2.875%, 7/08/2021 (z)	EUR	500,000	$549,023

Entertainment – 0.1%
Carnival Corp., 1.875%, 11/07/2022	EUR	820,000	$912,620

Financial Institutions – 0.1%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)		$859,000	$925,573

Food & Beverages – 1.3%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	400,000	$411,481
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022		$342,000	356,622
Anheuser-Busch InBev Worldwide, Inc., 0.875%, 3/17/2022	EUR	200,000	216,010

Issuer	Shares/Par		Value ($)
BONDS – continued
Food & Beverages – continued
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$1,130,000	$1,148,859
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		1,479,000	1,555,204
Coca-Cola Co., 0.75%, 3/09/2023	EUR	425,000	456,186
Coca-Cola Co., 1.1%, 9/02/2036	EUR	110,000	105,202
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	600,000	631,760
Fomento Economico Mexicano S.A.B. de C.V., 1.75%, 3/20/2023	EUR	750,000	802,317
J.M. Smucker Co., 2.5%, 3/15/2020		$1,515,000	1,521,366
J.M. Smucker Co., 4.375%, 3/15/2045		272,000	269,340
Kraft Heinz Foods Co., 3.5%, 7/15/2022		1,419,000	1,438,936
Kraft Heinz Foods Co., 5%, 7/15/2035		308,000	322,643
Tyson Foods, Inc., 5.15%, 8/15/2044		239,000	247,360
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)		409,000	415,949

			$9,899,235

Food & Drug Stores – 0.5%
CVS Health Corp., 2.125%, 6/01/2021		$1,235,000	$1,213,388
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019		1,164,000	1,178,878
Walgreens Boots Alliance, Inc., 2.875%, 11/20/2020	GBP	400,000	516,768
Walgreens Boots Alliance, Inc., 4.65%, 6/01/2046		$917,000	928,710

			$3,837,744

Forest & Paper Products – 0.2%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)		$1,090,000	$1,197,431

Gaming & Lodging – 0.2%
InterContinental Hotels Group PLC, 3.75%, 8/14/2025	GBP	660,000	$892,386
Wyndham Worldwide Corp., 2.5%, 3/01/2018		$742,000	748,159

			$1,640,545

Insurance – 0.6%
American International Group, Inc., 4.875%, 6/01/2022		$887,000	$968,302
American International Group, Inc., 1.5%, 6/08/2023	EUR	410,000	439,145
American International Group, Inc., 3.75%, 7/10/2025		$1,038,000	1,043,354
Aviva PLC, 3.375%, 12/04/2045	EUR	470,000	485,862
CNP Assurances S.A., 6% to 9/14/2020, FRN to 9/14/2040	EUR	600,000	710,539
Delta Lloyd N.V., FRN, 9%, 8/29/2042	EUR	650,000	857,844

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Insurance – continued
Hiscox Ltd., 6.125%, 11/24/2045	GBP	300,000	$390,169

			$4,895,215

Insurance – Health – 0.1%
Aetna, Inc., 2.8%, 6/15/2023		$850,000	$836,318

Insurance – Property & Casualty – 0.7%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$636,000	$632,958
Berkshire Hathaway, Inc., 2.15%, 3/15/2028	EUR	590,000	660,651
Berkshire Hathaway, Inc., 1.625%, 3/16/2035	EUR	400,000	392,554
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		$400,000	424,500
Chubb Corp., 6.375% to 4/15/2017, FRN to 3/29/2067		1,010,000	949,400
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		267,000	266,731
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		839,000	877,509
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	200,000	217,385
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)		$244,000	240,994
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018		505,000	509,655
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FRN to 5/24/2041	GBP	400,000	547,680

			$5,720,017

International Market Quasi-Sovereign – 0.9%
Electricite de France S.A., 5.375% to 1/29/2025, FRN to 1/29/2049	EUR	400,000	$421,153
Electricite de France S.A., 6% to 1/29/26, FRN to 12/29/2049	GBP	500,000	590,734
ESB Finance Ltd., 2.125%, 6/08/2027	EUR	600,000	681,314
Israel Electric Corp. Ltd., 5.625%, 6/21/2018 (n)		$710,000	738,684
Statoil A.S.A., 4.25%, 11/23/2041		1,260,000	1,255,199
Statoil A.S.A., FRN, 1.195%, 5/15/2018		759,000	758,619
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)		2,880,000	2,805,756

			$7,251,459

International Market Sovereign – 19.7%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	11,189,000	$9,273,533
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	1,208,000	903,864
Federal Republic of Germany, 1.75%, 2/15/2024	EUR	2,100,000	2,519,939
Federal Republic of Germany, 0.5%, 2/15/2026	EUR	2,477,000	2,701,313
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	700,000	1,284,732

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	1,661,000	$2,431,583
Government of Canada, 4.25%, 6/01/2018	CAD	4,927,000	3,851,548
Government of Canada, 2.5%, 6/01/2024	CAD	14,271,000	11,356,746
Government of Canada, 5.75%, 6/01/2033	CAD	2,402,000	2,661,781
Government of Canada, 4%, 6/01/2041	CAD	1,043,000	1,015,229
Government of Japan, 2.1%, 9/20/2024	JPY	16,250,000	161,746
Government of Japan, 0.4%, 9/20/2025	JPY	821,000,000	7,266,245
Government of Japan, 0.3%, 12/20/2025	JPY	37,550,000	329,656
Government of Japan, 2.2%, 9/20/2027	JPY	1,104,450,000	11,589,378
Government of Japan, 1.7%, 9/20/2032	JPY	589,000,000	6,099,545
Government of Japan, 1.5%, 3/20/2034	JPY	1,278,000,000	12,888,910
Government of Japan, 2.4%, 3/20/2037	JPY	321,000,000	3,689,049
Government of Japan, 1.8%, 3/20/2043	JPY	569,400,000	6,190,054
Government of Japan, 2%, 3/20/2052	JPY	175,000,000	2,068,706
Kingdom of Belgium, 4.5%, 3/28/2026	EUR	1,691,000	2,442,435
Kingdom of Belgium, 4%, 3/28/2032	EUR	3,978,000	5,976,328
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	14,845,000	2,365,857
Kingdom of Spain, 5.4%, 1/31/2023	EUR	1,982,000	2,678,448
Kingdom of Spain, 5.15%, 10/31/2028	EUR	2,115,000	3,084,177
Kingdom of the Netherlands, 5.5%, 1/15/2028	EUR	2,549,000	4,149,836
Republic of France, 6%, 10/25/2025	EUR	3,951,000	6,180,822
Republic of France, 4.75%, 4/25/2035	EUR	1,505,000	2,507,020
Republic of France, 4.5%, 4/25/2041	EUR	1,777,000	3,026,566
Republic of Ireland, 5.4%, 3/13/2025	EUR	49,000	71,538
Republic of Italy, 3.75%, 3/01/2021	EUR	8,531,000	10,226,607
Republic of Italy, 5.5%, 9/01/2022	EUR	9,138,000	12,069,013
United Kingdom Treasury, 5%, 3/07/2018	GBP	2,069,000	2,697,828
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	1,649,000	2,634,397
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	1,392,000	2,406,226
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	2,103,000	3,349,353
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	799,000	1,504,898

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, 4%, 1/22/2060	GBP	344,000	$726,227

			$156,381,133

Local Authorities – 0.2%
Province of Alberta, 1.25%, 6/01/2020	CAD	489,000	$362,391
Province of Alberta, 4.5%, 12/01/2040	CAD	665,000	591,068
Province of Manitoba, 4.15%, 6/03/2020	CAD	430,000	349,352

			$1,302,811

Major Banks – 3.2%
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)		$760,000	$758,138
ABN AMRO North America Finance, Inc., 7.125%, 7/06/2022	EUR	450,000	604,433
Bank of America Corp., 1.75%, 6/05/2018		$750,000	749,854
Bank of America Corp., 7.625%, 6/01/2019		690,000	775,056
Bank of America Corp., 2.625%, 4/19/2021		972,000	964,498
Bank of America Corp., 3.5%, 4/19/2026		974,000	959,641
Bank of America Corp., 3.248%, 10/21/2027		1,280,000	1,220,014
Barclays Bank PLC, 6%, 1/14/2021	EUR	548,000	668,628
Barclays Bank PLC, 6.75% to 1/16/2018, FRN to 1/16/2023	GBP	350,000	449,274
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	300,000	473,754
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$1,265,000	1,343,746
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		530,000	525,697
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		1,486,000	1,669,001
Goldman Sachs Group, Inc., 1.625%, 7/27/2026	EUR	550,000	573,981
HSBC Bank PLC, FRN, 1.545%, 5/15/2018 (n)		$1,833,000	1,833,620
HSBC Holdings PLC, 4.375%, 11/23/2026		743,000	747,428
JPMorgan Chase & Co., 4.25%, 10/15/2020		1,579,000	1,669,706
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,647,000	1,569,644
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049		761,000	819,978
Morgan Stanley, 2.2%, 12/07/2018		751,000	753,610
Morgan Stanley, 2.5%, 4/21/2021		650,000	642,377
Morgan Stanley, 5.5%, 7/28/2021		850,000	941,097
Morgan Stanley, 3.125%, 7/27/2026		831,000	792,737

Issuer	Shares/Par		Value ($)
BONDS – continued
Major Banks – continued
Morgan Stanley, 3.95%, 4/23/2027		$636,000	$628,619
Nationwide Building Society, 0.5%, 10/29/2019	EUR	500,000	531,171
Nationwide Building Society, 1.25%, 3/03/2025	EUR	470,000	502,046
PNC Bank N.A., 2.6%, 7/21/2020		$873,000	879,891
PNC Financial Services Group, Inc., FRN, 6.75%, 7/29/2049		510,000	548,888
Wells Fargo & Co., 4.1%, 6/03/2026		760,000	768,933

			$25,365,460

Medical & Health Technology & Services – 0.4%
Becton, Dickinson and Co., 3.734%, 12/15/2024		$619,000	$632,454
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,025,000	1,032,486
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		541,000	533,347
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		910,000	893,434
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		394,000	371,037

			$3,462,758

Medical Equipment – 0.3%
Medtronic, Inc., 3.5%, 3/15/2025		$1,853,000	$1,905,586
Zimmer Biomet Holdings, Inc., 2.425%, 12/13/2026	EUR	310,000	331,070
Zimmer Holdings, Inc., 4.25%, 8/15/2035		$164,000	152,693

			$2,389,349

Metals & Mining – 0.4%
Barrick Gold Corp., 4.1%, 5/01/2023		$539,000	$552,369
Barrick North America Finance LLC, 5.7%, 5/30/2041		44,000	44,833
Cameco Corp., 5.67%, 9/02/2019	CAD	679,000	540,692
Glencore Finance (Europe) S.A., 6.5%, 2/27/2019	GBP	250,000	337,578
Glencore Finance (Europe) S.A., 1.25%, 3/17/2021	EUR	760,000	802,371
Glencore Finance (Europe) S.A., 1.75%, 3/17/2025	EUR	500,000	502,641
Southern Copper Corp., 5.25%, 11/08/2042		$754,000	689,642

			$3,470,126

Midstream – 0.7%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$705,000	$684,856
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		1,493,000	1,505,437
Enbridge, Inc., 5.5%, 12/01/2046		232,000	248,891
Enterprise Products Operating LLC, 1.65%, 5/07/2018		1,250,000	1,246,308

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Midstream – continued
Enterprise Products Operating LLC, 3.9%, 2/15/2024		$513,000	$528,516
Enterprise Products Operating LLC, 4.85%, 3/15/2044		231,000	232,786
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044		967,000	962,145

			$5,408,939

Mortgage-Backed – 5.5%
Fannie Mae, 5.286%, 6/01/2018		$402,294	$416,951
Fannie Mae, 3.829%, 7/01/2018		1,127,848	1,159,443
Fannie Mae, 4.57%, 5/01/2019		220,091	231,658
Fannie Mae, 4.6%, 9/01/2019		580,296	616,322
Fannie Mae, 4.45%, 10/01/2019		404,334	429,379
Fannie Mae, 5%, 12/01/2020 – 8/01/2040		3,544,646	3,884,947
Fannie Mae, 4.5%, 7/01/2023 – 6/01/2044		9,769,470	10,534,189
Fannie Mae, 4%, 3/01/2025 – 2/01/2041		5,760,939	6,069,841
Fannie Mae, 5.5%, 11/01/2036 – 4/01/2037		288,766	322,837
Fannie Mae, 6%, 9/01/2037 – 6/01/2038		489,733	555,688
Fannie Mae, 3.5%, 5/01/2043 – 5/01/2046		3,624,296	3,730,071
Freddie Mac, 3.882%, 11/25/2017		278,000	282,767
Freddie Mac, 2.699%, 5/25/2018		696,418	706,050
Freddie Mac, 2.323%, 10/25/2018		446,110	451,697
Freddie Mac, 5.085%, 3/25/2019		30,000	31,829
Freddie Mac, 4.186%, 8/25/2019		650,000	687,131
Freddie Mac, 2.757%, 5/25/2020		145,819	147,107
Freddie Mac, 3.32%, 7/25/2020		813,790	824,863
Freddie Mac, 4%, 7/01/2025 – 9/01/2044		2,101,088	2,203,958
Freddie Mac, 2.673%, 3/25/2026		2,800,000	2,741,253
Freddie Mac, 5.5%, 5/01/2034 – 7/01/2037		76,630	85,828
Freddie Mac, 5%, 10/01/2036 – 7/01/2041		1,340,605	1,475,191
Freddie Mac, 4.5%, 12/01/2039 – 5/01/2042		2,204,128	2,371,725
Ginnie Mae, 5%, 5/15/2040		186,195	204,172
Ginnie Mae, 3.5%, 6/20/2043 – 5/20/2046		2,898,225	3,020,433

			$43,185,330

Natural Gas – Distribution – 0.2%
Gas Natural SDG S.A., 1.375%, 1/21/2025	EUR	500,000	$539,909
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		$1,420,000	1,398,700

			$1,938,609

Issuer	Shares/Par		Value ($)
BONDS – continued
Network & Telecom – 1.2%
AT&T, Inc., 2.45%, 6/30/2020		$739,000	$733,330
AT&T, Inc., 3%, 6/30/2022		1,936,000	1,898,360
AT&T, Inc., 4.75%, 5/15/2046		1,432,000	1,354,119
British Telecom PLC, 5.75%, 12/07/2028	GBP	250,000	411,832
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$1,720,000	1,679,613
Verizon Communications, Inc., 4.5%, 9/15/2020		1,819,000	1,945,115
Verizon Communications, Inc., 1.375%, 11/02/2028	EUR	530,000	542,066
Verizon Communications, Inc., 6.4%, 9/15/2033		$548,000	660,281
Verizon Communications, Inc., 6.55%, 9/15/2043		443,000	552,337

			$9,777,053

Oils – 0.2%
Marathon Petroleum Corp., 3.4%, 12/15/2020		$452,000	$461,915
Marathon Petroleum Corp., 3.625%, 9/15/2024		500,000	493,201
Valero Energy Corp., 4.9%, 3/15/2045		977,000	971,791

			$1,926,907

Other Banks & Diversified Financials – 1.0%
Arion Banki, 2.5%, 4/26/2019	EUR	126,000	$137,215
Bank of Iceland, 1.75%, 9/07/2020	EUR	800,000	860,285
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	300,000	318,872
BPCE S.A., 4.5%, 3/15/2025 (n)		$384,000	373,659
Citigroup, Inc., 3.2%, 10/21/2026		1,273,000	1,215,429
Citizens Bank N.A., 2.55%, 5/13/2021		471,000	467,699
Deutsche Bank AG London, 3.7%, 5/30/2024		470,000	456,509
Discover Bank, 7%, 4/15/2020		1,071,000	1,188,463
Discover Bank, 3.1%, 6/04/2020		501,000	506,663
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	450,000	611,203
KBC Groep N.V., 2.375% to 11/25/2019, FRN to 11/25/2024	EUR	600,000	654,945
Rabobank Nederland N.V., 4%, 9/19/2022	GBP	175,000	243,280
UniCredit S.p.A., 2%, 3/04/2023	EUR	600,000	649,496

			$7,683,718

Personal Computers & Peripherals – 0.1%
Equifax, Inc., 2.3%, 6/01/2021		$437,000	$427,547
Equifax, Inc., 3.3%, 12/15/2022		717,000	728,159

			$1,155,706

Pharmaceuticals – 0.6%
Celgene Corp., 2.875%, 8/15/2020		$1,479,000	$1,494,849

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Pharmaceuticals – continued
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)		$898,000	$932,816
Gilead Sciences, Inc., 2.35%, 2/01/2020		448,000	450,091
Gilead Sciences, Inc., 4.5%, 2/01/2045		518,000	516,548
Shire Acquisitions Investments Ireland, 2.4%, 9/23/2021		1,112,000	1,073,163

			$4,467,467

Real Estate – Apartment – 0.1%
Deutsche Wohnen AG, REIT, 1.375%, 7/24/2020	EUR	500,000	$545,603
Vonovia SE, REIT, 2.125%, 7/09/2022	EUR	550,000	619,323

			$1,164,926

Real Estate – Office – 0.3%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$950,000	$930,529
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	1,050,000	1,134,966

			$2,065,495

Real Estate – Retail – 0.2%
Hammerson PLC, REIT, 2%, 7/01/2022	EUR	500,000	$544,103
Simon International Finance S.C.A., REIT, 1.375%, 11/18/2022	EUR	400,000	437,048
Simon Property Group, Inc., REIT, 5.65%, 2/01/2020		$750,000	819,787

			$1,800,938

Retailers – 0.5%
Best Buy Co., Inc., 5.5%, 3/15/2021		$1,107,000	$1,213,803
Dollar General Corp., 4.125%, 7/15/2017		742,000	752,738
Home Depot, Inc., 2.625%, 6/01/2022		695,000	697,612
Home Depot, Inc., 3%, 4/01/2026		830,000	827,195
Kering S.A., 1.25%, 5/10/2026	EUR	200,000	209,677

			$3,701,025

Specialty Chemicals – 0.0%
Ecolab, Inc., 2.625%, 7/08/2025	EUR	325,000	$379,748

Supermarkets – 0.1%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	680,000	$566,659
William Morrison Supermarkets PLC, 3.5%, 7/27/2026	GBP	300,000	383,686

			$950,345

Supranational – 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	420,000	$304,090

Issuer	Shares/Par		Value ($)
BONDS – continued
Supranational – continued
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	465,000	$359,860
International Finance Corp., 3.25%, 7/22/2019	AUD	675,000	497,403

			$1,161,353

Telecommunications – Wireless – 0.5%
America Movil S.A.B. de C.V., 1.5%, 3/10/2024	EUR	600,000	$636,327
American Tower Corp., REIT, 4.7%, 3/15/2022		$327,000	348,848
American Tower Corp., REIT, 3.5%, 1/31/2023		812,000	813,607
Crown Castle International Corp., 2.25%, 9/01/2021		1,072,000	1,036,133
Crown Castle International Corp., 3.7%, 6/15/2026		425,000	416,551
SBA Tower Trust, 2.898%, 10/15/2044 (n)		349,000	351,476

			$3,602,942

Telephone Services – 0.1%
Chorus Ltd. Co., 1.125%, 10/18/2023	EUR	400,000	$418,922
TELUS Corp., 5.05%, 7/23/2020	CAD	687,000	563,753

			$982,675

Tobacco – 0.4%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	500,000	$525,085
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)		$660,000	680,403
Reynolds American, Inc., 8.125%, 6/23/2019		327,000	372,902
Reynolds American, Inc., 3.25%, 6/12/2020		266,000	272,403
Reynolds American, Inc., 4.45%, 6/12/2025		258,000	272,058
Reynolds American, Inc., 5.7%, 8/15/2035		819,000	939,094

			$3,061,945

Transportation – Services – 0.5%
Autostrade per L’Italia S.p.A., 1.75%, 6/26/2026	EUR	250,000	$271,009
Autrostrade per L’italia Group, 1.125%, 11/04/2021	EUR	600,000	652,899
Compagnie Financial et Indus Unternehmensanleihe, 0.75%, 9/09/2028	EUR	500,000	493,218
ERAC USA Finance Co., 2.75%, 3/15/2017 (n)		$376,000	377,005
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		824,000	1,042,497
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	225,000	360,893

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Transportation – Services – continued
Stagecoach Group PLC, 4%, 9/29/2025	GBP	450,000	$604,372

			$3,801,893

U.S. Government Agencies and Equivalents – 0.3%
Small Business Administration, 5.09%, 10/01/2025		$9,854	$10,536
Small Business Administration, 5.21%, 1/01/2026		348,434	371,210
Small Business Administration, 5.31%, 5/01/2027		107,603	116,126
Small Business Administration, 2.22%, 3/01/2033		1,655,092	1,617,159

			$2,115,031

U.S. Treasury Obligations – 5.0%
U.S. Treasury Bonds, 4.5%, 2/15/2036		$2,716,000	$3,430,536
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)		2,370,000	2,970,902
U.S. Treasury Bonds, 3.625%, 2/15/2044 (f)		6,353,000	7,026,793
U.S. Treasury Notes, 3.5%, 5/15/2020 (f)		9,797,000	10,407,108
U.S. Treasury Notes, 1.75%, 5/15/2022 (f)		4,384,000	4,315,000
U.S. Treasury Notes, 2%, 2/15/2025 (f)		11,735,000	11,405,763

			$39,556,102

Utilities – Electric Power – 1.3%
CMS Energy Corp., 5.05%, 3/15/2022		$954,000	$1,044,104
Duke Energy Corp., 2.65%, 9/01/2026		995,000	927,240
E.ON International Finance B.V., 6.375%, 6/07/2032	GBP	350,000	609,138
EDP Finance B.V., 4.9%, 10/01/2019 (n)		$416,000	435,920
EDP Finance B.V., 4.125%, 1/20/2021	EUR	500,000	588,491
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)		$376,000	371,850
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)		430,000	422,090
Enel Finance International N.V., 5.625%, 8/14/2024	GBP	200,000	299,651
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		$1,180,000	1,183,315

Issuer	Shares/Par		Value ($)
BONDS – continued
Utilities – Electric Power – continued
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	200,000	$295,689
PPL Capital Funding, Inc., 3.1%, 5/15/2026		$1,033,000	986,802
PPL Capital Funding, Inc., 5%, 3/15/2044		473,000	499,272
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		280,000	301,888
Public Service Enterprise Group, 2%, 11/15/2021		1,215,000	1,175,306
Southern Co., 2.95%, 7/01/2023		609,000	600,306
Southern Co., 4.4%, 7/01/2046		920,000	908,141

			$10,649,203

Total Bonds (Identified Cost, $451,825,980)			$441,659,377

CONVERTIBLE PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
Exelon Corp. (Identified Cost, $1,715,204)		39,249	$1,900,044

PREFERRED STOCKS – 0.3%
Consumer Products – 0.3%
Henkel AG & Co. KGaA		20,402	$2,432,177

Other Banks & Diversified Financials – 0.0%
Itau Unibanco Holding S.A.		21,800	$226,728

Total Preferred Stocks (Identified Cost, $1,245,285)			$2,658,905

Issuer/Expiration Date/Strike Price	Number of Contracts
PUT OPTIONS PURCHASED – 0.0%
Russell 2000 Index – March 2017 @ $1,100 (Premiums Paid, $81,315)		173	$74,390

Issuer	Shares/Par
MONEY MARKET FUNDS – 8.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $67,747,971)		67,748,319	$67,748,319

Total Investments (Identified Cost, $713,644,814)			$780,120,633

OTHER ASSETS, LESS LIABILITIES – 1.5%			11,707,823

NET ASSETS – 100.0%			$791,828,456

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $31,556,389, representing 4.0% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At December 31, 2016, the fund had no short sales outstanding.

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.703%, 6/15/2028	6/14/16	$1,356,000	$1,363,052
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	224,210	217,385
Republic of Indonesia, 2.875%, 7/08/2021	7/02/14	679,615	549,023
Total Restricted Securities			$2,129,460
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan Renminbi (Offshore)

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Sheqel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South African Rand

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	JPMorgan Chase Bank N.A.	20,250,878	2/15/17	$15,156,000	$14,598,910	$557,090
SELL	AUD	Westpac Banking Corp.	7,303,071	3/10/17	5,434,639	5,261,881	172,758
SELL	CAD	Citibank N.A.	778,479	3/10/17	583,916	580,265	3,651
SELL	CAD	Goldman Sachs International	477,302	3/10/17	360,473	355,772	4,701
SELL	CAD	JPMorgan Chase Bank N.A.	26,267,366	2/15/17	19,885,886	19,574,027	311,859
SELL	CAD	Merrill Lynch International	21,084,439	3/10/17	15,911,763	15,715,977	195,786
SELL	CHF	JPMorgan Chase Bank N.A.	41,025,620	2/15/17	40,570,499	40,400,707	169,792
SELL	CNH	JPMorgan Chase Bank N.A.	33,952,000	4/26/17	5,097,516	4,750,041	347,475
SELL	DKK	Citibank N.A.	6,373,569	3/10/17	925,872	905,593	20,279
SELL	DKK	JPMorgan Chase Bank N.A.	10,498,333	2/15/17	1,503,736	1,489,855	13,881
BUY	EUR	Citibank N.A.	255,000	3/10/17	267,286	269,279	1,993
BUY	EUR	Goldman Sachs International	2,476,000	3/10/17	2,585,477	2,614,648	29,171
BUY	EUR	Morgan Stanley Capital Services, Inc.	4,190,000	3/10/17	4,373,061	4,424,626	51,565
SELL	EUR	Brown Brothers Harriman	310,000	3/10/17	335,019	327,359	7,660
SELL	EUR	Goldman Sachs International	91,182,755	2/15/17	97,228,881	96,181,756	1,047,125
SELL	EUR	JPMorgan Chase Bank N.A.	30,223,688	2/15/17	32,225,100	31,880,670	344,430
SELL	GBP	JPMorgan Chase Bank N.A.	41,078,115	2/15/17	51,737,516	50,678,659	1,058,857
SELL	GBP	Merrill Lynch International	2,512,067	3/10/17	3,190,953	3,100,778	90,175
SELL	ILS	JPMorgan Chase Bank N.A.	2,517,156	2/15/17	661,356	654,137	7,219
BUY	JPY	Barclays Bank PLC	171,803,000	3/10/17	1,463,557	1,474,602	11,045
BUY	JPY	Goldman Sachs International	218,866,000	3/10/17	1,864,440	1,878,549	14,109
BUY	JPY	Merrill Lynch International	163,423,000	3/10/17	1,392,186	1,402,676	10,490
SELL	JPY	JPMorgan Chase Bank N.A.	6,304,888,230	2/15/17	55,390,882	54,061,906	1,328,976
SELL	KRW	JPMorgan Chase Bank N.A.	6,083,816,100	2/15/17	5,230,466	5,037,240	193,226
BUY	MYR	Citibank N.A.	2,774,756	2/06/17	615,382	617,876	2,494
SELL	MYR	Barclays Bank PLC	3,839,000	1/06/17	860,762	855,697	5,065
SELL	NOK	Goldman Sachs International	63,072,201	2/15/17	7,498,000	7,306,386	191,614
SELL	NZD	Goldman Sachs International	4,391,121	2/15/17	3,160,000	3,046,506	113,494
BUY	SEK	Citibank N.A.	67,588,522	3/10/17	7,438,509	7,446,858	8,349
BUY	SEK	Goldman Sachs International	14,260,113	2/15/17	1,565,000	1,569,207	4,207
SELL	SGD	JPMorgan Chase Bank N.A.	1,238,213	2/15/17	869,776	854,796	14,980

							$6,333,516

Liability Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	23,901,813	2/15/17	$17,784,646	$17,230,879	$(553,767)
BUY	CAD	Citibank N.A.	787,374	3/10/17	590,847	586,895	(3,952)
BUY	CAD	JPMorgan Chase Bank N.A.	34,261,582	2/15/17-3/10/17	26,106,049	25,531,588	(574,461)
BUY	CHF	JPMorgan Chase Bank N.A.	3,983,585	2/15/17	3,956,000	3,922,906	(33,094)
BUY	CHF	UBS AG	3,538,000	3/10/17	3,521,888	3,488,520	(33,368)
BUY	CZK	Goldman Sachs International	15,672,000	3/10/17	625,867	612,427	(13,440)
BUY	EUR	Citibank N.A.	807,830	3/10/17	869,521	853,066	(16,455)
BUY	EUR	JPMorgan Chase Bank N.A.	6,337,152	1/17/17-3/10/17	6,765,975	6,676,877	(89,098)
BUY	EUR	Morgan Stanley Capital Services, Inc.	7,149,979	3/10/17	7,627,580	7,550,353	(77,227)
SELL	EUR	Brown Brothers Harriman	500,000	3/10/17	525,832	527,998	(2,166)
SELL	EUR	Morgan Stanley Capital Services, Inc.	4,937,117	3/10/17	5,158,771	5,213,578	(54,807)
BUY	GBP	Goldman Sachs International	992,000	3/10/17	1,229,132	1,224,478	(4,654)
BUY	GBP	JPMorgan Chase Bank N.A.	14,482,205	2/15/17	18,404,000	17,866,903	(537,097)
BUY	GBP	Morgan Stanley Capital Services, Inc.	113,391	3/10/17	143,920	139,964	(3,956)
BUY	ILS	Goldman Sachs International	2,860,000	3/10/17	755,432	743,779	(11,653)
BUY	INR	JPMorgan Chase Bank N.A.	1,364,000	1/23/17	20,239	20,061	(178)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/16 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	JPY	Goldman Sachs International	3,756,861,209	3/10/17	$33,139,955	$32,245,518	$(894,437)
BUY	JPY	JPMorgan Chase Bank N.A.	175,205,794	3/10/17	1,528,257	1,503,809	(24,448)
SELL	JPY	Citibank N.A.	23,752,000	3/10/17	203,088	203,866	(778)
SELL	JPY	Morgan Stanley Capital Services, Inc.	336,016,064	3/10/17	2,864,634	2,884,060	(19,426)
BUY	KRW	Barclays Bank PLC	7,238,553,000	1/17/17-3/16/17	6,193,935	5,993,745	(200,190)
BUY	MXN	JPMorgan Chase Bank N.A.	29,698,081	3/10/17	1,445,801	1,420,337	(25,464)
BUY	MYR	Barclays Bank PLC	6,613,756	1/06/17	1,482,905	1,474,179	(8,726)
SELL	MYR	Citibank N.A.	2,774,756	1/06/17	616,613	618,482	(1,869)
BUY	NOK	Citibank N.A.	48,458,284	3/10/17	5,772,417	5,614,054	(158,363)
BUY	NOK	Goldman Sachs International	348,667,653	2/15/17	41,320,391	40,390,229	(930,162)
BUY	NZD	Goldman Sachs International	5,262,772	2/15/17	3,760,724	3,651,247	(109,477)
BUY	NZD	JPMorgan Chase Bank N.A.	912,028	3/10/17	651,238	632,369	(18,869)
BUY	PLN	Citibank N.A.	4,992,931	3/10/17	1,207,889	1,191,800	(16,089)
SELL	SEK	Goldman Sachs International	143,302,503	2/15/17	15,751,682	15,769,249	(17,567)
BUY	SGD	Barclays Bank PLC	1,438,000	3/10/17	1,014,465	992,648	(21,817)
BUY	THB	JPMorgan Chase Bank N.A.	56,941,650	1/23/17	1,603,313	1,589,837	(13,476)
BUY	TRY	Citibank N.A.	81,000	3/10/17	23,036	22,641	(395)
BUY	ZAR	JPMorgan Chase Bank N.A.	18,564,135	3/10/17	1,350,266	1,335,324	(14,942)

							$(4,485,868)

Futures Contracts at 12/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
BIST 30 Index (Long)	TRY	5,307	$14,476,951	February - 2017	$21,398
CAC 40 Index (Long)	EUR	193	9,863,631	January - 2017	155,913
DAX Index (Long)	EUR	20	6,014,882	March - 2017	101,301
FTSE/MIB Index (Long)	EUR	155	15,634,130	March - 2017	484,816
FTSE 100 Index (Long)	GBP	306	26,532,165	March - 2017	480,541
FTSE JSE Top 40 Index (Short)	ZAR	617	19,792,929	March - 2017	350,894
Hang Seng China Enterprises Index (Long)	HKD	204	12,189,673	January - 2017	152,765
Hang Seng Index (Long)	HKD	173	24,295,821	January - 2017	224,017
IBEX 35 Index (Long)	EUR	31	3,035,681	January - 2017	7,449
Mex Bolsa Index (Short)	MXN	194	4,284,730	March - 2017	76,272
MSCI Taiwan Index (Long)	USD	729	24,959,084	January - 2017	246,888
Russell 2000 Index (Short)	USD	105	7,123,725	March - 2017	83,685
E-Mini S&P 500 Index (Short)	USD	250	27,952,500	March - 2017	178,625
S&P/TSX 60 Index (Short)	CAD	74	9,886,508	March - 2017	33,915

					$2,598,479

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	937	$86,377,739	March - 2017	$635,854
Canadian Government Bond 10 yr (Long)	CAD	315	32,266,004	March - 2017	92,361

					$728,215

					$3,326,694

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts at 12/31/16 – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
AEX 25 Index (Short)	EUR	35	$3,553,582	January - 2017	$(84,804)
ASX SPI 200 Index (Short)	AUD	223	22,588,916	March - 2017	(478,055)
Bovespa Index (Long)	BRL	1,354	25,411,369	February - 2017	(213,104)
KOSPI 200 Index (Short)	KRW	71	7,622,551	March - 2017	(305,342)
MSCI Singapore Index (Long)	SGD	180	3,954,142	January - 2017	(27,076)
NIFTY 50 Index (Short)	USD	1,075	17,596,675	January - 2017	(442,180)
OMX 30 Index (Long)	SEK	27	449,917	January - 2017	(8,268)
TOPIX Index (Short)	JPY	176	22,762,371	March - 2017	(701,345)

					$(2,260,174)

Interest Rate Futures
United Kingdom Gilt Bond 10 yr (Short)	GBP	101	$15,662,359	March - 2017	$(381,197)
Japan Government Bond 10 yr (Short)	JPY	81	104,123,551	March - 2017	(106,109)
German Euro Bund 10 yr (Short)	EUR	629	108,686,524	March - 2017	(1,974,278)
U.S. Treasury Note 10 yr (Long)	USD	126	15,659,438	March - 2017	(65,664)

					$(2,527,248)

					$(4,787,422)

Swap Agreements at 12/31/16

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Total Return Swap Agreements
6/20/17	USD	26,389,427	Morgan Stanley Capital Services, Inc.	(1)	3-Month LIBOR	$102,280

(1)	Fund to receive notional amount multiplied by the rate of return of the iBoxx USD Liquid High Yield Index.

At December 31, 2016, the fund had cash collateral of $6,500,493 and other liquid securities with an aggregate value of $24,144,691 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $645,896,843)	$712,372,314
Underlying affiliated funds, at value (identified cost, $67,747,971)	67,748,319
Total investments, at value (identified cost, $713,644,814)	$780,120,633
Cash	26
Restricted cash	420,000
Foreign currency, at value (identified cost, $53,424)	54,019
Deposits with brokers	6,080,493
Receivables for
Forward foreign currency exchange contracts	6,333,516
Daily variation margin on open futures contracts	1,019,256
Investments sold	736,929
Fund shares sold	11,367
Interest and dividends	4,725,745
Swaps, at value	102,280
Other assets	754
Total assets		$799,605,018
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,485,868
Investments purchased	2,207,496
Fund shares reacquired	836,822
Payable to affiliates
Investment adviser	46,180
Shareholder servicing costs	143
Distribution and/or service fees	15,021
Payable for independent Trustees’ compensation	35
Deferred country tax expense payable	18,001
Accrued expenses and other liabilities	166,996
Total liabilities		$7,776,562
Net assets		$791,828,456
Net assets consist of
Paid-in capital	$711,142,905
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $18,001 deferred country tax)	67,277,046
Accumulated distributions in excess of net realized gain on investments and foreign currency	(4,477,485)
Undistributed net investment income	17,885,990
Net assets		$791,828,456
Shares of beneficial interest outstanding		53,458,433

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$58,053,113	3,858,963	$15.04
Service Class	733,775,343	49,599,470	14.79

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$12,861,596
Dividends	9,403,732
Dividends from underlying affiliated funds	193,620
Other	22,920
Foreign taxes withheld	(455,836)
Total investment income		$22,026,032
Expenses
Management fee	$5,815,093
Distribution and/or service fees	1,917,818
Shareholder servicing costs	22,344
Administrative services fee	138,660
Independent Trustees’ compensation	19,003
Custodian fee	155,461
Reimbursement of custodian expenses	(137,325)
Shareholder communications	50,877
Audit and tax fees	76,172
Legal fees	9,653
Miscellaneous	365,069
Total expenses		$8,432,825
Reduction of expenses by investment adviser	(58,811)
Net expenses		$8,374,014
Net investment income		$13,652,018
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $2,488 country tax)	$448,406
Underlying affiliated funds	(150)
Futures contracts	(9,579,838)
Swap agreements	2,018,827
Foreign currency	17,830,231
Net realized gain (loss) on investments and foreign currency		$10,717,476
Change in unrealized appreciation (depreciation)
Investments (net of $18,001 increase in deferred country tax)	$21,132,926
Futures contracts	3,726,243
Swap agreements	102,280
Translation of assets and liabilities in foreign currencies	(12,937)
Net unrealized gain (loss) on investments and foreign currency translation		$24,948,512
Net realized and unrealized gain (loss) on investments and foreign currency		$35,665,988
Change in net assets from operations		$49,318,006

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$13,652,018	$14,526,887
Net realized gain (loss) on investments and foreign currency	10,717,476	39,139,824
Net unrealized gain (loss) on investments and foreign currency translation	24,948,512	(73,857,637)
Change in net assets from operations	$49,318,006	$(20,190,926)
Distributions declared to shareholders
From net investment income	$—	$(46,021,696)
From net realized gain on investments	(44,278,276)	(14,844,367)
Total distributions declared to shareholders	$(44,278,276)	$(60,866,063)
Change in net assets from fund share transactions	$(50,184,585)	$(71,256,514)
Total change in net assets	$(45,144,855)	$(152,313,503)
Net assets
At beginning of period	836,973,311	989,286,814
At end of period (including undistributed net investment income of $17,885,990 and accumulated distributions in excess of net investment income of $3,470,464, respectively)	$791,828,456	$836,973,311

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$14.92		$16.43	$16.20	$15.27	$14.22
Income (loss) from investment operations
Net investment income (d)	$0.29	(c)	$0.29	$0.37	$0.32	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.67		(0.66)	0.36	1.02	1.04
Total from investment operations	$0.96		$(0.37)	$0.73	$1.34	$1.34
Less distributions declared to shareholders
From net investment income	$—		$(0.87)	$(0.48)	$(0.41)	$(0.29)
From net realized gain on investments	(0.84)		(0.27)	(0.02)	—	—
Total distributions declared to shareholders	$(0.84)		$(1.14)	$(0.50)	$(0.41)	$(0.29)
Net asset value, end of period (x)	$15.04		$14.92	$16.43	$16.20	$15.27
Total return (%) (k)(r)(s)(x)	6.24	(c)	(2.23)	4.46	8.91	9.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(c)	0.76	0.76	0.75	0.76
Expenses after expense reductions (f)	0.78	(c)	0.75	0.75	0.75	0.76
Net investment income	1.88	(c)	1.80	2.23	2.04	2.02
Portfolio turnover	38		57	32	65	38
Net assets at end of period (000 omitted)	$58,053		$63,253	$76,670	$75,559	$73,189

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$14.72		$16.22	$15.99	$15.09	$14.06
Income (loss) from investment operations
Net investment income (d)	$0.25	(c)	$0.25	$0.33	$0.28	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.66		(0.66)	0.35	0.99	1.03
Total from investment operations	$0.91		$(0.41)	$0.68	$1.27	$1.29
Less distributions declared to shareholders
From net investment income	$—		$(0.82)	$(0.43)	$(0.37)	$(0.26)
From net realized gain on investments	(0.84)		(0.27)	(0.02)	—	—
Total distributions declared to shareholders	$(0.84)		$(1.09)	$(0.45)	$(0.37)	$(0.26)
Net asset value, end of period (x)	$14.79		$14.72	$16.22	$15.99	$15.09
Total return (%) (k)(r)(s)(x)	5.98	(c)	(2.49)	4.25	8.54	9.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	(c)	1.01	1.01	1.00	1.01
Expenses after expense reductions (f)	1.03	(c)	1.00	1.00	1.00	1.01
Net investment income	1.63	(c)	1.55	2.00	1.79	1.77
Portfolio turnover	38		57	32	65	38
Net assets at end of period (000 omitted)	$733,775		$773,721	$912,616	$995,404	$994,165

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$148,325,018	$—	$—	$148,325,018
Japan	4,566,934	16,514,671	—	21,081,605
Switzerland	12,835,696	6,859,161	—	19,694,857
United Kingdom	872,165	18,491,416	—	19,363,581
Germany	7,840,688	3,097,431	—	10,938,119
France	2,723,703	7,206,979	—	9,930,682
Canada	6,109,358	—	—	6,109,358
Taiwan	5,120,059	929,730	—	6,049,789
Netherlands	1,541,392	2,999,260	—	4,540,652
Other Countries	8,515,709	16,163,559	—	24,679,268
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	41,671,133	—	41,671,133
Non-U.S. Sovereign Debt	—	167,860,214	—	167,860,214
U.S. Corporate Bonds	—	116,956,536	—	116,956,536
Residential Mortgage-Backed Securities	—	43,185,330	—	43,185,330
Commercial Mortgage-Backed Securities	—	9,969,640	—	9,969,640
Asset-Backed Securities (including CDOs)	—	13,263,363	—	13,263,363
Foreign Bonds	—	48,753,169	—	48,753,169
Mutual Funds	67,748,319	—	—	67,748,319
Total Investments	$266,199,041	$513,921,592	$—	$780,120,633

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts – Assets	$1,100,712	$2,225,982	$—	$3,326,694
Futures Contracts – Liabilities	(3,182,533)	(1,604,889)	—	(4,787,422)
Swap Agreements – Assets	—	102,280	—	102,280
Forward Foreign Currency Exchange Contracts – Assets	—	6,333,516	—	6,333,516
Forward Foreign Currency Exchange Contracts – Liabilities	—	(4,485,868)	—	(4,485,868)
For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $8,254,648 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $32,465,225 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

Equity		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$728,215	$(2,527,248)
Foreign Exchange	Forward Foreign Currency Exchange	6,333,516	(4,485,868)
Equity	Equity Futures	2,598,478	(2,260,174)
Equity	Purchased Equity Options	74,390	—
Interest Rate	Total Return Swaps	102,280	—
Total		$9,836,879	$(9,273,290)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$902,708	$2,018,827	$—	$—
Foreign Exchange	—	—	18,251,458	—
Equity	(10,482,546)	—	—	(1,416,365)
Total	$(9,579,838)	$2,018,827	$18,251,458	$(1,416,365)

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(1,228,203)	$102,280	$—	$—
Foreign Exchange	—	—	(452,596)	—
Equity	4,954,446	—	—	39,768
Total	$3,726,243	$102,280	$(452,596)	$39,768

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$1,019,256	$—
Swaps, at value	102,280	—
Forward Foreign Currency Exchange Contracts	6,333,516	(4,485,868)
Purchased Options	74,390	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$7,529,442	$(4,485,868)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	1,093,646	(33,368)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$6,435,796	$(4,452,500)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. The amount presented here represents the fund’s current day net variation margin. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$16,110	$(16,110)	$—	$—	$—
Brown Brothers Harriman	7,660	(2,166)	—	—	5,494
Citibank N.A.	36,766	(36,766)	—	—	—
Goldman Sachs International	1,404,421	(1,404,421)	—	—	—
JPMorgan Chase Bank N.A.	4,347,785	(1,884,894)	(2,462,891)	—	—
Merrill Lynch International	296,451	—	(296,451)	—	—
Morgan Stanley Capital Services, Inc.	153,845	(153,845)	—	—	—
Westpac Banking Corp.	172,758	—	—	—	172,758
Total	$6,435,796	$(3,498,202)	$(2,759,342)	$—	$178,252

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(230,733)	$16,110	$—	$—	$(214,623)
Brown Brothers Harriman	(2,166)	2,166	—	—	—
Citibank N.A.	(197,901)	36,766	—	161,135	—
Goldman Sachs International	(1,981,390)	1,404,421	—	—	(576,969)
JPMorgan Chase Bank N.A.	(1,884,894)	1,884,894	—	—	—
Morgan Stanley Capital Services, Inc.	(155,416)	153,845	—	—	(1,571)
Total	$(4,452,500)	$3,498,202	$—	$161,135	$(793,163)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2016, the fund has yet to enter into such transactions.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$—	$46,021,257
Long-term capital gains	44,278,276	14,844,806
Total distributions	$44,278,276	$60,866,063

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$720,694,530
Gross appreciation	84,841,816
Gross depreciation	(25,415,713)
Net unrealized appreciation (depreciation)	$59,426,103
Undistributed ordinary income	22,826,965
Undistributed long-term capital gain	1,882,932
Other temporary differences	(3,450,449)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$—	$3,735,562	$3,200,005	$1,145,311
Service Class	—	42,286,134	41,078,271	13,699,056
Total	$—	$46,021,696	$44,278,276	$14,844,367

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on April 27, 2017. For the year ended December 31, 2016, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For year ended December 31, 2016, this management fee reduction amounted to $58,811, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Effective April 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $300 million up to $2.5 billion of average daily net assets	0.675%
Average daily net assets in excess of $2.5 billion	0.65%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $20,918, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,426.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,641 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $953,598 and $2,067,735, respectively. The sales transactions resulted in net realized gains (losses) of $(188,525).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$49,203,751	$54,502,162
Investments (non-U.S. Government securities)	$244,737,462	$360,591,017

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	145,928	$2,264,285	114,930	$1,816,640
Service Class	1,469,776	22,295,848	561,096	9,001,816
	1,615,704	$24,560,133	676,026	$10,818,456
Shares issued to shareholders in reinvestment of distributions
Initial Class	204,997	$3,200,005	329,121	$4,880,873
Service Class	2,674,367	41,078,271	3,824,125	55,985,190
	2,879,364	$44,278,276	4,153,246	$60,866,063
Shares reacquired
Initial Class	(731,005)	$(11,227,969)	(871,802)	$(13,802,506)
Service Class	(7,097,065)	(107,795,025)	(8,105,528)	(129,138,527)
	(7,828,070)	$(119,022,994)	(8,977,330)	$(142,941,033)
Net change
Initial Class	(380,080)	$(5,763,679)	(427,751)	$(7,104,993)
Service Class	(2,952,922)	(44,420,906)	(3,720,307)	(64,151,521)
	(3,333,002)	$(50,184,585)	(4,148,058)	$(71,256,514)

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $5,116 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	15,979,526	314,035,629	(262,266,836)	67,748,319

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(150)	$—	$193,620	$67,748,319

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Pablo De La Mata Pilar Gomez-Bravo Steven Gorham Richard Hawkins Ben Nastou Robert Persons Jonathan Sage Natalie Shapiro Robert Spector Benjamin Stone Erik Weisman

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of April 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $48,707,000 as capital gain dividends paid during the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2016

MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® Variable Insurance Trust II

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	53.1%
U.S. Treasury Securities	30.8%
U.S. Government Agencies	8.8%
Commercial Mortgage-Backed Securities	2.9%
Investment Grade Corporates	2.2%
Collateralized Debt Obligations	0.4%
Municipal Bonds	0.3%
Asset-Backed Securities	0.2%
Emerging Markets Bonds	0.2%
Non-U.S. Government Bonds	0.2%

Composition including fixed income credit quality (a)(i)
AAA	1.9%
AA	1.7%
A	1.0%
BBB	1.2%
BB	0.3%
B	0.3%
U.S. Government	30.8%
Federal Agencies	61.9%
Cash & Cash Equivalents	0.9%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	7.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of 1.04%, while Service Class shares of the fund provided a total return of 0.68%. These compare with a return of 1.31% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index (formerly “Barclays U.S. Government/Mortgage Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, the fund’s duration(d) posture in the first half of the year detracted from performance as rates declined and lead to less carry (i.e., the cost or benefit from holding an asset) than the benchmark, which also held back relative results. The fund’s out-of-benchmark exposure to the commercial mortgage-backed securities (CMBS) sector contributed to relative returns, as this market segment outperformed the benchmark during the reporting period. An underweight exposure to the treasury sector also buoyed relative returns. Strong bond selection within the mortgage-backed securities (MBS) agency fixed rate sector was another source of relative strength.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	1.04%	1.23%	3.81%
Service Class	8/24/01	0.68%	0.96%	3.55%

Comparative benchmark
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		1.31%	1.57%	4.04%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Bloomberg Barclays U.S. Government/Mortgage Bond Index (formerly Barclays U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.53%	$1,000.00	$969.99	$2.62
	Hypothetical (h)	0.53%	$1,000.00	$1,022.47	$2.69
Service Class	Actual	0.78%	$1,000.00	$968.45	$3.86
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.06% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 98.6%
Agency – Other – 4.8%
Financing Corp., 9.4%, 2/08/2018	$6,495,000	$7,073,990
Financing Corp., 9.8%, 4/06/2018	7,760,000	8,581,140
Financing Corp., 10.35%, 8/03/2018	3,915,000	4,476,401
Financing Corp., STRIPS, 0%, 11/30/2017	10,160,000	10,059,020

		$30,190,551

Asset-Backed & Securitized – 3.5%
CNH Equipment Trust, 2015-C, “A2B”, FRN, 1.173%, 12/17/2018	$455,477	$455,685
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	1,536,000	1,546,265
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.934%, 9/15/2039	1,535,050	1,557,210
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.687%, 6/15/2039	1,983,044	2,001,714
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.934%, 9/15/2039	1,882,777	1,917,839
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	144,366	147,577
CWCapital Cobalt Ltd., “A4”, FRN, 5.761%, 5/15/2046	2,435,003	2,462,565
Dryden XXIII Senior Loan Fund, 2012- 23A, “A1R”, FRN, 2.13%, 7/17/2023 (n)	1,245,329	1,245,276
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FRN, 1.303%, 8/15/2020	960,000	964,119
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 2.057%, 1/19/2025 (n)	1,470,987	1,468,102
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.753%, 6/15/2049	3,259,507	3,279,140
Morgan Stanley Capital I Trust, “AM”, FRN, 5.689%, 4/15/2049	2,141,000	2,097,767
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	1,937,516	1,986,879
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	918,829	920,737

		$22,050,875

Automotive – 0.4%
Ford Motor Credit Co. LLC, 2.551%, 10/05/2018	$1,014,000	$1,019,511
Hyundai Capital America, 2%, 3/19/2018 (n)	1,115,000	1,114,652
Hyundai Capital America, 2.4%, 10/30/2018 (n)	222,000	222,883

		$2,357,046

Business Services – 0.2%
Cisco Systems, Inc., 2.6%, 2/28/2023	$1,271,000	$1,260,132

Computer Software – 0.1%
Microsoft Corp., 3.125%, 11/03/2025	$541,000	$546,295

Issuer	Shares/Par	Value ($)
BONDS – continued
Computer Software – Systems – 0.3%
Apple, Inc., 3.25%, 2/23/2026	$1,696,000	$1,694,470

Consumer Products – 0.2%
Newell Rubbermaid, Inc., 3.15%, 4/01/2021	$1,293,000	$1,314,790

Local Authorities – 0.7%
State of California (Build America Bonds), 7.6%, 11/01/2040	$1,935,000	$2,911,904
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	1,345,000	1,644,478

		$4,556,382

Mortgage-Backed – 52.9%
Fannie Mae, 6%, 4/01/2017 – 7/01/2037	$1,495,901	$1,703,945
Fannie Mae, 5.5%, 8/01/2017 – 3/01/2038	11,981,623	13,377,736
Fannie Mae, 5.14%, 1/01/2018	152,534	156,356
Fannie Mae, 3.8%, 2/01/2018	601,063	610,524
Fannie Mae, 5%, 2/01/2018 – 3/01/2041	8,869,635	9,676,118
Fannie Mae, 4%, 3/01/2018 – 2/01/2045	41,235,888	43,447,574
Fannie Mae, 3.99%, 4/01/2018	600,000	612,866
Fannie Mae, 3.739%, 6/01/2018	540,243	550,660
Fannie Mae, 5.6%, 1/01/2019	425,915	453,676
Fannie Mae, 5.1%, 3/01/2019	178,153	188,102
Fannie Mae, 4.5%, 6/01/2019 – 6/01/2044	25,920,205	27,912,105
Fannie Mae, 4.84%, 8/01/2019	1,614,405	1,725,417
Fannie Mae, 5.05%, 8/01/2019	301,401	323,103
Fannie Mae, 4.67%, 9/01/2019	510,262	543,895
Fannie Mae, 4.83%, 9/01/2019	358,200	383,090
Fannie Mae, 1.99%, 10/01/2019	958,445	962,580
Fannie Mae, 1.97%, 11/01/2019	369,421	370,284
Fannie Mae, 4.88%, 3/01/2020	230,572	241,731
Fannie Mae, 4.14%, 8/01/2020	430,056	457,998
Fannie Mae, 2.56%, 10/01/2021	235,961	235,864
Fannie Mae, 2.67%, 3/01/2022	456,919	464,003
Fannie Mae, 2.152%, 1/25/2023	1,600,000	1,567,114
Fannie Mae, 2.73%, 4/01/2023	514,540	517,804
Fannie Mae, 2.41%, 5/01/2023	649,301	642,875
Fannie Mae, 2.55%, 5/01/2023	559,281	558,069
Fannie Mae, 2.59%, 5/01/2023	355,856	355,828
Fannie Mae, 4.5%, 5/01/2025	162,901	173,136
Fannie Mae, 3%, 3/01/2027 – 11/01/2046	29,305,114	29,808,532
Fannie Mae, 6.5%, 9/01/2031 – 10/01/2037	1,126,262	1,296,523
Fannie Mae, 3.5%, 1/01/2042 – 5/01/2046	19,601,068	20,137,578
Fannie Mae, 4%, 1/01/2043 – 1/01/2044	3,288,359	3,480,015
Fannie Mae, FRN, 1.106%, 5/25/2018	1,195,699	1,195,731
Freddie Mac, 3.154%, 2/25/2018	1,994,868	2,024,373
Freddie Mac, 5%, 9/01/2018 – 6/01/2040	1,742,784	1,894,891
Freddie Mac, 2.22%, 12/25/2018	1,500,000	1,516,216

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 2.086%, 3/25/2019	$1,800,000	$1,813,425
Freddie Mac, 1.883%, 5/25/2019	3,750,000	3,767,421
Freddie Mac, 6%, 8/01/2019 – 10/01/2038	3,912,098	4,452,093
Freddie Mac, 2.456%, 8/25/2019	1,862,000	1,889,371
Freddie Mac, 4.186%, 8/25/2019	814,000	860,499
Freddie Mac, 1.869%, 11/25/2019	3,000,000	3,002,239
Freddie Mac, 4.251%, 1/25/2020	1,449,000	1,533,008
Freddie Mac, 2.313%, 3/25/2020	3,022,000	3,056,491
Freddie Mac, 4.224%, 3/25/2020	1,911,350	2,035,845
Freddie Mac, 3.808%, 8/25/2020	999,000	1,056,958
Freddie Mac, 3.034%, 10/25/2020	1,327,000	1,373,239
Freddie Mac, 2.791%, 1/25/2022	1,400,000	1,428,917
Freddie Mac, 5.5%, 5/01/2022 – 6/01/2041	3,167,824	3,543,146
Freddie Mac, 2.716%, 6/25/2022	1,616,064	1,641,636
Freddie Mac, 2.682%, 10/25/2022	1,500,000	1,517,816
Freddie Mac, 4.5%, 11/01/2022 – 5/01/2042	4,177,696	4,485,247
Freddie Mac, 2.51%, 11/25/2022	2,326,000	2,331,843
Freddie Mac, 3.32%, 2/25/2023	1,993,000	2,084,120
Freddie Mac, 3.25%, 4/25/2023	3,500,000	3,646,866
Freddie Mac, 3.3%, 4/25/2023 – 10/25/2026	4,406,044	4,561,598
Freddie Mac, 3.06%, 7/25/2023	886,000	913,245
Freddie Mac, 2.454%, 8/25/2023	1,469,000	1,456,878
Freddie Mac, 2.67%, 12/25/2024	3,924,000	3,894,858
Freddie Mac, 2.811%, 1/25/2025	3,025,000	3,028,425
Freddie Mac, 3.329%, 5/25/2025	3,082,000	3,189,716
Freddie Mac, 4%, 7/01/2025 – 9/01/2044	8,480,524	8,902,330
Freddie Mac, 3.01%, 7/25/2025	904,000	913,356
Freddie Mac, 2.745%, 1/25/2026	2,656,000	2,618,175
Freddie Mac, 6.5%, 8/01/2032 – 5/01/2037	726,930	836,235
Freddie Mac, 3.5%, 12/01/2041 – 4/01/2046	30,713,799	31,541,738
Freddie Mac, 3%, 4/01/2043 – 11/01/2046	19,026,563	18,957,763
Ginnie Mae, 5.5%, 7/15/2033 – 1/20/2042	2,504,211	2,821,627
Ginnie Mae, 4.5%, 8/15/2039 – 9/20/2041	5,806,310	6,300,708
Ginnie Mae, 4%, 10/15/2039 – 4/20/2041	1,151,414	1,226,494
Ginnie Mae, 3.5%, 12/15/2041 – 5/20/2046	20,141,003	20,984,567
Ginnie Mae, 3%, 7/20/2043	3,310,840	3,364,087
Ginnie Mae, 6.286%, 4/20/2058	80,367	84,996

		$330,683,288

Municipals – 0.3%
State of California, 5%, 8/01/2027	$1,505,000	$1,810,410

Other Banks & Diversified Financials – 0.2%
Banque Federative du Credit Mutuel S.A., 2.5%, 4/13/2021 (n)	$1,492,000	$1,481,435

Issuer	Shares/Par	Value ($)
BONDS – continued
Restaurants – 0.1%
McDonald’s Corp., 2.75%, 12/09/2020	$604,000	$612,927

Supranational – 0.2%
Inter-American Development Bank, 4.375%, 1/24/2044	$1,093,000	$1,256,038

U.S. Government Agencies and Equivalents – 3.9%
AID-Tunisia, 2.452%, 7/24/2021	$1,444,000	$1,468,499
AID-Ukraine, 1.844%, 5/16/2019	2,527,000	2,520,622
AID-Ukraine, 1.847%, 5/29/2020	1,135,000	1,130,270
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	2,205,000	2,228,380
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	2,742,000	2,810,739
Private Export Funding Corp., 2.25%, 3/15/2020	594,000	602,979
Private Export Funding Corp., 2.3%, 9/15/2020	770,000	784,634
Private Export Funding Corp., 1.875%, 7/15/2018	2,300,000	2,317,425
Small Business Administration, 6.35%, 4/01/2021	99,966	106,129
Small Business Administration, 6.34%, 5/01/2021	100,129	106,252
Small Business Administration, 6.44%, 6/01/2021	172,150	181,502
Small Business Administration, 6.625%, 7/01/2021	212,105	225,587
Small Business Administration, 6.07%, 3/01/2022	164,210	175,200
Small Business Administration, 4.98%, 11/01/2023	217,245	232,668
Small Business Administration, 4.77%, 4/01/2024	474,159	498,842
Small Business Administration, 5.52%, 6/01/2024	212,675	227,006
Small Business Administration, 4.99%, 9/01/2024	36,875	39,205
Small Business Administration, 5.11%, 4/01/2025	332,553	355,837
Small Business Administration, 2.21%, 2/01/2033	1,082,377	1,056,608
Small Business Administration, 2.22%, 3/01/2033	1,886,052	1,842,825
Small Business Administration, 3.15%, 7/01/2033	1,785,729	1,825,768
Small Business Administration, 3.16%, 8/01/2033	1,009,217	1,032,583
Small Business Administration, 3.62%, 9/01/2033	632,834	664,308
Tennessee Valley Authority, 1.75%, 10/15/2018	1,889,000	1,904,826

		$24,338,694

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – 30.6%
U.S. Treasury Bonds, 7.875%, 2/15/2021	$177,000	$219,407
U.S. Treasury Bonds, 6.25%, 8/15/2023	2,891,000	3,610,024
U.S. Treasury Bonds, 6%, 2/15/2026	2,699,000	3,485,348
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	2,546,341
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	443,145
U.S. Treasury Bonds, 5.25%, 2/15/2029	284,000	362,411
U.S. Treasury Bonds, 4.375%, 2/15/2038	824,000	1,022,142
U.S. Treasury Bonds, 4.5%, 8/15/2039	12,920,500	16,196,428
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	8,267,625
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	13,030,419
U.S. Treasury Bonds, 2.5%, 2/15/2045	16,292,000	14,477,772
U.S. Treasury Notes, 1.75%, 11/30/2021	11,000,000	10,907,006
U.S. Treasury Notes, 2.625%, 4/30/2018	3,749,000	3,828,153
U.S. Treasury Notes, 2.75%, 2/15/2019	13,302,400	13,716,690
U.S. Treasury Notes, 3.125%, 5/15/2019	4,427,000	4,614,196
U.S. Treasury Notes, 1%, 6/30/2019	6,347,000	6,295,132
U.S. Treasury Notes, 1.625%, 6/30/2019	4,454,000	4,485,614
U.S. Treasury Notes, 2.625%, 8/15/2020	8,002,000	8,268,187
U.S. Treasury Notes, 2%, 11/30/2020	4,541,000	4,584,376
U.S. Treasury Notes, 3.125%, 5/15/2021	1,901,000	2,001,502
U.S. Treasury Notes, 1.75%, 5/15/2022	23,594,000	23,222,654
U.S. Treasury Notes, 2.5%, 8/15/2023	28,069,000	28,532,840
U.S. Treasury Notes, 2.5%, 5/15/2024	16,369,000	16,592,862
U.S. Treasury Notes, 2%, 8/15/2025	438,000	423,666

		$191,133,940

Utilities – Electric Power – 0.2%
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	$1,139,000	$1,143,981

Total Bonds (Identified Cost, $609,920,974)		$616,431,254

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $6,685,259)	6,685,381	$6,685,381

Total Investments (Identified Cost, $616,606,233)		$623,116,635

OTHER ASSETS, LESS LIABILITIES – 0.3%		2,172,014

NET ASSETS – 100.0%		$625,288,649

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,532,348, representing 0.9% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16

Assets
Investments
Non-affiliated issuers, at value (identified cost, $609,920,974)	$616,431,254
Underlying affiliated funds, at value (identified cost, $6,685,259)	6,685,381
Total investments, at value (identified cost, $616,606,233)	$623,116,635
Receivables for
Investments sold	4,010,328
TBA sale commitments	2,630,894
Fund shares sold	10,946
Interest	3,430,205
Other assets	544
Total assets		$633,199,552
Liabilities
Payables for
Investments purchased	$4,048,101
TBA purchase commitments	2,677,183
Fund shares reacquired	1,057,845
Payable to affiliates
Investment adviser	28,633
Shareholder servicing costs	82
Distribution and/or service fees	4,848
Accrued expenses and other liabilities	94,211
Total liabilities		$7,910,903
Net assets		$625,288,649
Net assets consist of
Paid-in capital	$624,216,115
Unrealized appreciation (depreciation) on investments	6,510,402
Accumulated net realized gain (loss) on investments	(23,289,364)
Undistributed net investment income	17,851,496
Net assets		$625,288,649
Shares of beneficial interest outstanding		50,123,468

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$388,457,348	31,062,256	$12.51
Service Class	236,831,301	19,061,212	12.42

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$19,523,427
Dividends from underlying affiliated funds	66,198
Other	8,306
Total investment income		$19,597,931
Expenses
Management fee	$3,639,084
Distribution and/or service fees	625,622
Shareholder servicing costs	13,976
Administrative services fee	112,786
Independent Trustees’ compensation	18,494
Custodian fee	49,480
Reimbursement of custodian expenses	(199,585)
Shareholder communications	34,658
Audit and tax fees	60,740
Legal fees	6,538
Miscellaneous	30,627
Total expenses		$4,392,420
Reduction of expenses by investment adviser	(47,015)
Net expenses		$4,345,405
Net investment income		$15,252,526
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$3,110,796
Underlying affiliated funds	30
Futures contracts	(1,149,062)
Net realized gain (loss) on investments		$1,961,764
Change in unrealized appreciation (depreciation)
Investments	$(10,041,584)
Futures contracts	(31,888)
Net unrealized gain (loss) on investments		$(10,073,472)
Net realized and unrealized gain (loss) on investments		$(8,111,708)
Change in net assets from operations		$7,140,818

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$15,252,526	$14,821,331
Net realized gain (loss) on investments	1,961,764	708,610
Net unrealized gain (loss) on investments	(10,073,472)	(12,192,370)
Change in net assets from operations	$7,140,818	$3,337,571
Distributions declared to shareholders
From net investment income	$(16,945,290)	$(19,475,459)
Change in net assets from fund share transactions	$(45,889,972)	$(86,971,604)
Total change in net assets	$(55,694,444)	$(103,109,492)
Net assets
At beginning of period	680,983,093	784,092,585
At end of period (including undistributed net investment income of $17,851,496 and $16,942,202, respectively)	$625,288,649	$680,983,093

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class(assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.72		$13.02	$12.73	$13.49	$13.72
Income (loss) from investment operations
Net investment income (d)	$0.31	(c)	$0.27	$0.26	$0.25	$0.32
Net realized and unrealized gain (loss) on investments	(0.17)		(0.21)	0.35	(0.60)	0.03 (g)
Total from investment operations	$0.14		$0.06	$0.61	$(0.35)	$0.35
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.36)	$(0.32)	$(0.30)	$(0.45)
From net realized gain on investments	—		—	—	(0.11)	(0.13)
Total distributions declared to shareholders	$(0.35)		$(0.36)	$(0.32)	$(0.41)	$(0.58)
Net asset value, end of period (x)	$12.51		$12.72	$13.02	$12.73	$13.49
Total return (%) (k)(r)(s)(x)	1.04	(c)	0.47	4.86	(2.59)	2.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	(c)	0.60	0.60	0.60	0.60
Expenses after expense reductions (f)	0.56	(c)	0.59	0.59	0.59	0.60
Net investment income	2.40	(c)	2.09	2.04	1.89	2.33
Portfolio turnover	48		81	61	130	78
Net assets at end of period (000 omitted)	$388,457		$424,025	$484,573	$510,317	$537,397

See Notes to Financial Statements

12

MFS Government Securities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.64		$12.93	$12.63	$13.39	$13.62
Income (loss) from investment operations
Net investment income (d)	$0.28	(c)	$0.24	$0.23	$0.21	$0.29
Net realized and unrealized gain (loss) on investments	(0.18)		(0.21)	0.36	(0.60)	0.02 (g)
Total from investment operations	$0.10		$0.03	$0.59	$(0.39)	$0.31
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.32)	$(0.29)	$(0.26)	$(0.41)
From net realized gain on investments	—		—	—	(0.11)	(0.13)
Total distributions declared to shareholders	$(0.32)		$(0.32)	$(0.29)	$(0.37)	$(0.54)
Net asset value, end of period (x)	$12.42		$12.64	$12.93	$12.63	$13.39
Total return (%) (k)(r)(s)(x)	0.68	(c)	0.26	4.67	(2.90)	2.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.85	0.85	0.85	0.85
Expenses after expense reductions (f)	0.81	(c)	0.84	0.84	0.84	0.85
Net investment income	2.15	(c)	1.84	1.79	1.63	2.16
Portfolio turnover	48		81	61	130	78
Net assets at end of period (000 omitted)	$236,831		$256,958	$299,520	$348,419	$404,321

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$245,663,185	$—	$245,663,185
Non-U.S. Sovereign Debt	—	1,256,038	—	1,256,038
Municipal Bonds	—	1,810,410	—	1,810,410
U.S. Corporate Bonds	—	12,148,488	—	12,148,488
Residential Mortgage-Backed Securities	—	330,683,288	—	330,683,288
Commercial Mortgage-Backed Securities	—	17,917,693	—	17,917,693
Asset-Backed Securities (including CDOs)	—	4,133,182	—	4,133,182
Foreign Bonds	—	2,818,970	—	2,818,970
Mutual Funds	6,685,381	—	—	6,685,381
Total Investments	$6,685,381	$616,431,254	$—	$623,116,635

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At December 31, 2016, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(1,149,062)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(31,888)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$16,945,290	$19,475,459

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$627,004,834
Gross appreciation	10,122,765
Gross depreciation	(14,010,964)
Net unrealized appreciation (depreciation)	$(3,888,199)
Undistributed ordinary income	17,851,496
Capital loss carryforwards	(12,822,526)
Other temporary differences	(68,237)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4,764,651)
Long-Term	(8,057,875)
Total	$(12,822,526)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$11,002,252	$12,503,845
Service Class	5,943,038	6,971,614
Total	$16,945,290	$19,475,459

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $47,015, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $11,246, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,730.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,299 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$297,007,506	$324,231,181
Investments (non-U.S. Government securities)	$16,809,942	$18,608,920

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,030,178	$13,285,704	680,256	$8,816,297
Service Class	2,283,107	29,114,757	1,436,688	18,475,471
	3,313,285	$42,400,461	2,116,944	$27,291,768
Shares issued to shareholders in reinvestment of distributions
Initial Class	852,227	$11,002,252	979,925	$12,503,845
Service Class	462,853	5,943,038	549,812	6,971,614
	1,315,080	$16,945,290	1,529,737	$19,475,459
Shares reacquired
Initial Class	(4,143,718)	$(53,625,840)	(5,545,471)	$(71,845,670)
Service Class	(4,014,759)	(51,609,883)	(4,816,861)	(61,893,161)
	(8,158,477)	$(105,235,723)	(10,362,332)	$(133,738,831)
Net change
Initial Class	(2,261,313)	$(29,337,884)	(3,885,290)	$(50,525,528)
Service Class	(1,268,799)	(16,552,088)	(2,830,361)	(36,446,076)
	(3,530,112)	$(45,889,972)	(6,715,651)	$(86,971,604)

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 27% and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $4,068 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	52,758,836	161,467,419	(207,540,874)	6,685,381

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$30	$—	$66,198	$6,685,381

20

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

21

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Geoffrey Schechter

23

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

25

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2016

MFS® HIGH YIELD PORTFOLIO

MFS® Variable Insurance Trust II

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	7.2%
Midstream	6.1%
Energy-Independent	5.7%
Cable TV	5.5%
Metals & Mining	4.4%

Composition including fixed income credit quality (a)(i)
BBB	2.4%
BB	43.0%
B	38.3%
CCC	13.5%
C	0.1%
D	0.3%
Not Rated	0.5%
Cash & Cash Equivalents	1.9%
Other (o)	0.0%

Portfolio facts (i)
Average Duration (d)	3.8
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of 13.82%, while Service Class shares of the fund provided a total return of 13.64%. These compare with a return of 17.13% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly “Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to both the energy and communications sectors, and an overweight exposure to the capital goods sector, hurt performance. An underweight exposure to “C” rated (r) securities was another detractor from relative performance. Weak bond selection, particularly within the industrial other and energy sectors, also dampened relative returns. Top individual relative detractors for the reporting period included the fund’s overweight positions in logistics firm DH Services (h) (industrial other), independent energy company Bonanza Creek Energy (energy), specialty chemicals manufacturer Chemtura (basic industry) and independent exploration and production company EP Energy (h) (energy), and a position in natural gas transportation and storage firm MPLX (b) (energy). The fund’s allocation to cash also weighed on relative returns. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when fixed income markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s shorter relative duration (d) stance supported relative returns, as yields across the curve increased during the reporting period. Top individual relative contributors included the fund’s overweight positions in independent energy company SM Energy (h) (energy), commercial vehicle parts and accessories company Accuride Corp.(h) (consumer cyclical) and semiconductor manufacturer Advanced Micro Devices (h) (technology), a position in oil and natural gas exploration and production firm Chaparral Energy (b)(h) (energy), and an underweight position in telecommunications firm Sprint (communications).

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

3

MFS High Yield Portfolio

Management Review – continued

(b)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	13.82%	6.51%	5.92%
Service Class	8/24/01	13.64%	6.24%	5.66%

Comparative benchmark
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		17.13%	7.36%	7.55%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.67%	$1,000.00	$1,061.97	$3.47
	Hypothetical (h)	0.67%	$1,000.00	$1,021.77	$3.40
Service Class	Actual	0.92%	$1,000.00	$1,061.34	$4.77
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.05% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 92.6%
Aerospace – 0.7%
CPI International, Inc., 8.75%, 2/15/2018	$2,104,000	$2,135,526
TransDigm, Inc., 6%, 7/15/2022	390,000	405,600
TransDigm, Inc., 6.5%, 7/15/2024	955,000	999,169

		$3,540,295

Asset-Backed & Securitized – 0.1%
Citigroup Commercial Mortgage Trust, FRN, 5.711%, 12/10/2049	$2,086,863	$171,749
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)	1,570,375	189,481
CWCapital Cobalt Ltd., CDO, “F”, FRN, 2.184%, 4/26/2050 (a)(p)(z)	1,124,098	11

		$361,241

Automotive – 1.7%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$2,059,000	$2,079,590
Gates Global LLC, 6%, 7/15/2022 (n)	1,375,000	1,344,750
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (n)	1,810,000	1,746,650
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)	1,600,000	1,650,000
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	1,045,000	1,063,288

		$7,884,278

Broadcasting – 2.7%
AMC Networks, Inc., 5%, 4/01/2024	$1,075,000	$1,077,688
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	1,050,000	1,097,250
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022	975,000	975,000
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022	1,370,000	1,400,825
iHeartMedia, Inc., 9%, 3/01/2021	939,000	694,860
Liberty Media Corp., 8.5%, 7/15/2029	1,440,000	1,587,600
Match Group, Inc., 6.375%, 6/01/2024	1,290,000	1,360,950
Netflix, Inc., 5.375%, 2/01/2021	1,045,000	1,123,375
Netflix, Inc., 5.875%, 2/15/2025	875,000	943,906
Netflix, Inc., 4.375%, 11/15/2026 (n)	775,000	751,750
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	1,520,000	1,573,200

		$12,586,404

Building – 3.0%
Allegion PLC, 5.875%, 9/15/2023	$750,000	$795,000
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021	1,900,000	1,985,500
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	1,510,000	1,610,989
Gibraltar Industries, Inc., 6.25%, 2/01/2021	1,515,000	1,560,450
HD Supply, Inc., 5.75%, 4/15/2024 (n)	1,455,000	1,536,044
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	1,890,000	1,890,000
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	1,470,000	1,510,425

Issuer	Shares/Par		Value ($)
BONDS – continued
Building – continued
Standard Industries, Inc., 6%, 10/15/2025 (n)		$1,055,000	$1,110,388
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023		2,370,000	2,432,189

			$14,430,985

Business Services – 1.6%
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)		$465,000	$448,725
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)		1,540,000	1,563,100
Equinix, Inc., 4.875%, 4/01/2020		1,275,000	1,313,250
Equinix, Inc., 5.375%, 4/01/2023		1,145,000	1,187,938
Equinix, Inc., 5.375%, 1/01/2022		320,000	336,000
Equinix, Inc., 5.75%, 1/01/2025		335,000	350,075
Iron Mountain, Inc., REIT, 6%, 8/15/2023		1,610,000	1,710,625
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)		680,000	717,400

			$7,627,113

Cable TV – 5.4%
Altice Financing S.A., 6.625%, 2/15/2023 (n)		$2,790,000	$2,866,725
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/2022		250,000	258,750
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024		1,395,000	1,457,775
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)		2,095,000	2,157,850
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)		565,000	581,950
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		1,090,000	1,128,150
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)		1,125,000	1,158,750
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		1,935,000	1,959,188
DISH DBS Corp., 5%, 3/15/2023		1,090,000	1,084,550
DISH DBS Corp., 5.875%, 11/15/2024		985,000	1,013,565
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		1,300,000	875,940
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)		440,000	452,100
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019		860,000	722,400
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	EUR	945,000	1,129,047
Lynx II Corp., 6.375%, 4/15/2023 (n)		$1,185,000	1,230,919
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		770,000	762,300
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		1,355,000	1,415,975
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		950,000	945,250
Unitymedia Hessen, 5.5%, 1/15/2023 (n)		1,405,000	1,462,956

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Cable TV – continued
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	$835,000	$857,963
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	200,000	200,500
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	955,000	943,063
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	735,000	735,000

		$25,400,666

Chemicals – 2.4%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$1,350,000	$1,350,000
Chemours Co., 6.625%, 5/15/2023	1,120,000	1,108,800
Chemours Co., 7%, 5/15/2025	525,000	517,125
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)	730,000	730,000
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	1,190,000	1,365,525
Hexion U.S. Finance Corp., 6.625%, 4/15/2020	750,000	663,750
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/2018	760,000	756,200
Tronox Finance LLC, 6.375%, 8/15/2020	1,590,000	1,486,650
Tronox Finance LLC, 7.5%, 3/15/2022 (n)	1,380,000	1,286,850
W.R. Grace & Co., 5.125%, 10/01/2021 (n)	1,885,000	1,965,113

		$11,230,013

Computer Software – 1.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$1,440,000	$1,557,922
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	620,000	659,439
Nuance Communications, Inc., 5.625%, 12/15/2026 (n)	1,565,000	1,538,786
VeriSign, Inc., 4.625%, 5/01/2023	1,895,000	1,923,425

		$5,679,572

Computer Software – Systems – 1.6%
CDW LLC/CDW Finance Corp., 6%, 8/15/2022	$630,000	$666,225
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	915,000	935,588
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	1,690,000	1,751,263
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	2,330,000	2,376,600
Western Digital Corp., 10.5%, 4/01/2024 (n)	1,615,000	1,909,738

		$7,639,414

Conglomerates – 3.0%
Amsted Industries Co., 5%, 3/15/2022 (n)	$2,500,000	$2,500,000
Apex Tool Group, 7%, 2/01/2021 (n)	1,710,000	1,530,450
EnerSys, 5%, 4/30/2023 (n)	2,875,000	2,889,375
Enpro Industries, Inc., 5.875%, 9/15/2022	1,965,000	2,019,038
Entegris, Inc., 6%, 4/01/2022 (n)	2,032,000	2,113,280

Issuer	Shares/Par	Value ($)
BONDS – continued
Conglomerates – continued
Gardner Denver, Inc., 6.875%, 8/15/2021 (n)	$1,535,000	$1,527,325
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	1,445,000	1,455,838

		$14,035,306

Construction – 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	$930,000	$177,863
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	807,000	154,339

		$332,202

Consumer Products – 1.0%
NBTY, Inc., 7.625%, 5/15/2021 (n)	$1,915,000	$1,982,025
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	1,305,000	1,344,150
Spectrum Brands, Inc., 5.75%, 7/15/2025	1,605,000	1,665,188

		$4,991,363

Consumer Services – 3.0%
ADT Corp., 4.125%, 6/15/2023	$885,000	$845,175
ADT Corp., 6.25%, 10/15/2021	2,235,000	2,424,975
Garda World Security Corp., 7.25%, 11/15/2021 (n)	1,065,000	990,450
Garda World Security Corp., 7.25%, 11/15/2021 (n)	1,445,000	1,343,850
Interval Acquisition Corp., 5.625%, 4/15/2023	3,045,000	3,105,900
Mobile Mini, Inc., 5.875%, 7/01/2024	1,725,000	1,785,375
Monitronics International, Inc., 9.125%, 4/01/2020	1,430,000	1,347,775
Service Corp. International, 5.375%, 5/15/2024	1,003,000	1,045,628
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	1,235,000	1,253,525

		$14,142,653

Containers – 3.5%
Berry Plastics Group, Inc., 5.5%, 5/15/2022	$2,200,000	$2,288,000
Berry Plastics Group, Inc., 6%, 10/15/2022	500,000	528,750
Crown American LLC, 4.5%, 1/15/2023	1,657,000	1,690,140
Crown American LLC, 4.25%, 9/30/2026 (n)	870,000	819,975
Multi-Color Corp., 6.125%, 12/01/2022 (n)	1,855,000	1,938,475
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)	2,082,000	2,175,690
Reynolds Group, 5.75%, 10/15/2020	1,265,000	1,304,531
Reynolds Group, 5.125%, 7/15/2023 (n)	840,000	853,650
Reynolds Group, 7%, 7/15/2024 (n)	105,000	111,563
Reynolds Group, 8.25%, 2/15/2021	717,862	741,193
Sealed Air Corp., 4.875%, 12/01/2022 (n)	1,950,000	2,003,625
Sealed Air Corp., 5.125%, 12/01/2024 (n)	365,000	375,038
Signode Industrial Group, 6.375%, 5/01/2022 (n)	1,705,000	1,713,525

		$16,544,155

Electronics – 0.8%
NXP B.V./NXP Funding LLC, 5.75%, 3/15/2023 (n)	$1,770,000	$1,867,350

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Electronics – continued
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$835,000	$870,488
Sensata Technologies B.V., 5%, 10/01/2025 (n)	1,255,000	1,229,900

		$3,967,738

Energy – Independent – 5.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024 (z)	$1,570,000	$1,624,950
Bonanza Creek Energy, Inc., 6.75%, 4/15/2021	1,375,000	1,024,375
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	2,120,000	2,173,000
Concho Resources, Inc., 5.5%, 4/01/2023	1,455,000	1,507,817
Consol Energy, Inc., 5.875%, 4/15/2022	670,000	656,600
Consol Energy, Inc., 8%, 4/01/2023	1,965,000	2,016,581
Continental Resources, Inc., 4.5%, 4/15/2023	2,200,000	2,156,000
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	1,410,000	1,418,037
Gulfport Energy Corp., 6%, 10/15/2024 (n)	1,445,000	1,470,288
Gulfport Energy Corp., 6.375%, 5/15/2025 (z)	510,000	516,477
PDC Energy, Inc., 6.125%, 9/15/2024 (n)	2,055,000	2,101,238
QEP Resources, Inc., 5.25%, 5/01/2023	646,000	647,615
Range Resources Corp., 4.875%, 5/15/2025	2,250,000	2,179,688
Rice Energy, Inc., 7.25%, 5/01/2023	1,920,000	2,035,200
Sanchez Energy Corp., 6.125%, 1/15/2023	2,410,000	2,289,500
Seven Generations Energy, 8.25%, 5/15/2020 (n)	990,000	1,049,400
Whiting Petroleum Corp., 6.25%, 4/01/2023	1,905,000	1,905,000

		$26,771,766

Energy – Integrated – 0.3%
Cenovus Energy, Inc., 6.75%, 11/15/2039	$1,124,000	$1,251,335

Entertainment – 1.4%
Cedar Fair LP, 5.25%, 3/15/2021	$1,685,000	$1,739,763
Cedar Fair LP, 5.375%, 6/01/2024	515,000	530,450
Cinemark USA, Inc., 5.125%, 12/15/2022	1,205,000	1,241,150
Cinemark USA, Inc., 4.875%, 6/01/2023	1,035,000	1,047,938
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (z)	525,000	518,438
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)	1,500,000	1,533,750

		$6,611,489

Financial Institutions – 4.4%
Aircastle Ltd., 4.625%, 12/15/2018	$835,000	$871,531
Aircastle Ltd., 5.125%, 3/15/2021	1,015,000	1,080,975
Aircastle Ltd., 5.5%, 2/15/2022	1,820,000	1,929,200
CIT Group, Inc., 6.625%, 4/01/2018 (n)	1,925,000	2,028,469
CIT Group, Inc., 5.5%, 2/15/2019 (n)	1,223,000	1,290,265
CIT Group, Inc., 5.25%, 3/15/2018	785,000	813,456
Credit Acceptance Corp., 6.125%, 2/15/2021	236,000	238,360

Issuer	Shares/Par	Value ($)
BONDS – continued
Financial Institutions – continued
Credit Acceptance Corp., 7.375%, 3/15/2023	$1,475,000	$1,515,563
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	2,330,000	2,411,550
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	820,000	833,325
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	715,000	723,938
Navient Corp., 6.125%, 3/25/2024	1,055,000	1,024,669
Navient Corp., 5.875%, 3/25/2021	230,000	238,625
Navient Corp., 7.25%, 9/25/2023	775,000	796,313
Navient Corp., 8%, 3/25/2020	2,230,000	2,473,962
Navient Corp., 7.25%, 1/25/2022	2,395,000	2,535,706

		$20,805,907

Food & Beverages – 2.2%
Aramark Services, Inc., 4.75%, 6/01/2026 (z)	$525,000	$519,750
JBS Investments GmbH, 7.25%, 4/03/2024	925,000	966,625
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	2,205,000	2,276,663
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	860,000	862,150
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	400,000	395,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	1,555,000	1,648,300
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)	1,675,000	1,746,188
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	1,875,000	1,935,938

		$10,351,364

Forest & Paper Products – 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)	$1,305,000	$730,800

Gaming & Lodging – 3.1%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)	$1,167,000	$1,213,680
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,685,000	1,802,950
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	260,000	271,154
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)	1,470,000	1,545,338
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	1,775,000	1,833,575
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021	1,560,000	1,614,600
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020	620,000	651,000
MGM Resorts International, 6%, 3/15/2023	1,080,000	1,166,400
MGM Resorts International, 6.625%, 12/15/2021	1,655,000	1,849,463
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	1,940,000	1,969,100

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Gaming & Lodging – continued
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	$710,000	$717,100

		$14,634,360

Industrial – 0.4%
Howard Hughes Corp., 6.875%, 10/01/2021 (n)	$1,835,000	$1,933,723

Insurance – Health – 0.5%
Centene Corp., 5.625%, 2/15/2021	$925,000	$972,545
Centene Corp., 6.125%, 2/15/2024	1,240,000	1,306,650

		$2,279,195

Machinery & Tools – 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$1,650,000	$1,728,375
CNH Industrial Capital LLC, 4.375%, 11/06/2020	2,345,000	2,406,556
CNH Industrial N.V., 4.5%, 8/15/2023	1,015,000	1,002,313
H&E Equipment Services Co., 7%, 9/01/2022	1,965,000	2,068,163
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)	1,115,000	501,750

		$7,707,157

Major Banks – 1.4%
Bank of America Corp., FRN, 6.1%, 12/29/2049	$2,720,000	$2,734,960
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/29/2049	2,195,000	2,203,231
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	795,000	753,263
Royal Bank of Scotland Group PLC, 8.625% to 8/15/2021, FRN to 12/29/2049	915,000	933,300

		$6,624,754

Medical & Health Technology & Services – 6.8%
AmSurg Corp., 5.625%, 7/15/2022	$1,600,000	$1,649,600
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	1,980,000	1,376,100
DaVita, Inc., 5.125%, 7/15/2024	335,000	334,163
DaVita, Inc., 5%, 5/01/2025	1,435,000	1,411,681
Envision Healthcare Corp., 6.25%, 12/01/2024 (n)	725,000	764,875
HCA, Inc., 5%, 3/15/2024	1,980,000	2,036,925
HCA, Inc., 4.25%, 10/15/2019	805,000	837,200
HCA, Inc., 5.375%, 2/01/2025	1,710,000	1,714,275
HCA, Inc., 5.875%, 2/15/2026	880,000	906,400
HCA, Inc., 7.5%, 2/15/2022	2,345,000	2,661,575
HCA, Inc., 5.875%, 3/15/2022	1,900,000	2,047,250
HCA, Inc., 4.75%, 5/01/2023	200,000	204,750
HealthSouth Corp., 5.125%, 3/15/2023	1,760,000	1,742,400
HealthSouth Corp., 5.75%, 11/01/2024	1,360,000	1,377,000
LifePoint Health, Inc., 5.375%, 5/01/2024 (n)	1,365,000	1,337,018
MEDNAX, Inc., 5.25%, 12/01/2023 (n)	1,555,000	1,601,650

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	$1,450,000	$1,453,625
Quorum Health Corp., 11.625%, 4/15/2023 (n)	1,580,000	1,323,250
Tenet Healthcare Corp., 8%, 8/01/2020	2,300,000	2,265,500
Tenet Healthcare Corp., 8.125%, 4/01/2022	2,300,000	2,170,050
Tenet Healthcare Corp., 6.75%, 6/15/2023	1,635,000	1,438,800
Universal Health Services, Inc., 7.625%, 8/15/2020	1,515,000	1,499,850

		$32,153,937

Medical Equipment – 0.8%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$1,755,000	$1,847,138
Teleflex, Inc., 5.25%, 6/15/2024	1,250,000	1,282,813
Teleflex, Inc., 4.875%, 6/01/2026	855,000	846,450

		$3,976,401

Metals & Mining – 4.3%
Century Aluminum Co., 7.5%, 6/01/2021 (n)	$1,245,000	$1,171,856
Commercial Metals Co., 4.875%, 5/15/2023	1,353,000	1,359,765
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	755,000	750,923
First Quantum Minerals Ltd., 7.25%, 5/15/2022 (n)	652,000	642,220
First Quantum Minerals Ltd., 7.25%, 10/15/2019 (n)	832,000	840,320
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	1,620,000	1,486,350
Freeport-McMoRan, Inc., 6.5%, 11/15/2020	285,000	292,838
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	1,334,000	1,400,700
Freeport-McMoRan, Inc., 5.45%, 3/15/2043	790,000	653,741
GrafTech International Co., 6.375%, 11/15/2020	1,575,000	1,285,673
HudBay Minerals, Inc., 7.25%, 1/15/2023 (z)	245,000	253,575
HudBay Minerals, Inc., 7.625%, 1/15/2025 (z)	490,000	509,296
Kaiser Aluminum Corp., 5.875%, 5/15/2024	1,400,000	1,449,000
Kinross Gold Corp., 5.125%, 9/01/2021	875,000	888,668
Kinross Gold Corp., 5.95%, 3/15/2024	700,000	708,750
Lundin Mining Corp., 7.5%, 11/01/2020 (n)	710,000	755,263
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	840,000	913,500
Steel Dynamics, Inc., 5.25%, 4/15/2023	465,000	487,088
Steel Dynamics, Inc., 5.125%, 10/01/2021	975,000	1,016,867
Steel Dynamics, Inc., 5.5%, 10/01/2024	475,000	503,500
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020	1,590,000	1,582,050
Suncoke Energy, Inc., 7.625%, 8/01/2019	301,000	297,238
TMS International Corp., 7.625%, 10/15/2021 (n)	1,185,000	1,131,675

		$20,380,856

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – 6.0%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$2,055,000	$2,055,000
Crestwood Midstream Partners LP, 6%, 12/15/2020	1,110,000	1,137,750
Crestwood Midstream Partners LP, 6.125%, 3/01/2022	705,000	722,625
Energy Transfer Equity LP, 7.5%, 10/15/2020	2,520,000	2,809,800
EnLink Midstream Partners LP, 4.4%, 4/01/2024	1,875,000	1,860,889
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022	1,610,000	1,593,900
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/2021	590,000	584,100
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	1,970,000	2,411,310
MPLX LP, 5.5%, 2/15/2023	1,465,000	1,523,957
ONEOK, Inc., 7.5%, 9/01/2023	245,000	281,750
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	1,880,000	1,997,500
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	1,935,000	2,070,450
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	1,055,000	1,131,488
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	1,291,000	1,381,370
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)	765,000	824,288
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	915,000	924,150
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019	830,000	840,375
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)	2,035,000	2,014,650
Williams Cos., Inc., 4.55%, 6/24/2024	2,245,000	2,228,163

		$28,393,515

Network & Telecom – 1.6%
Centurylink, Inc., 6.45%, 6/15/2021	$885,000	$931,463
Centurylink, Inc., 7.65%, 3/15/2042	1,970,000	1,723,750
Frontier Communications Corp., 6.25%, 9/15/2021	960,000	909,600
Frontier Communications Corp., 7.125%, 1/15/2023	1,280,000	1,158,400
Frontier Communications Corp., 9%, 8/15/2031	1,155,000	984,638
Telecom Italia Capital, 6%, 9/30/2034	530,000	488,925
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	1,310,000	1,277,250

		$7,474,026

Oil Services – 0.6%
Bristow Group, Inc., 6.25%, 10/15/2022	$933,000	$793,050

Issuer	Shares/Par	Value ($)
BONDS – continued
Oil Services – continued
Weatherford International Ltd., 8.25%, 6/15/2023	$2,065,000	$2,101,138

		$2,894,188

Oils – 0.6%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)	$1,130,000	$1,211,925
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)	1,750,000	1,820,000

		$3,031,925

Other Banks & Diversified Financials – 0.8%
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	$1,447,000	$1,766,469
UBS Group AG, 6.875%, 12/29/2049	2,245,000	2,218,527

		$3,984,996

Pharmaceuticals – 1.6%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)	$1,895,000	$1,743,400
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	1,055,000	1,015,438
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)	1,490,000	1,333,550
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)	720,000	610,200
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)	2,270,000	1,956,456
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)	1,135,000	927,863

		$7,586,907

Precious Metals & Minerals – 0.9%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)	$1,865,000	$1,892,975
Teck Resources Ltd., 8%, 6/01/2021 (n)	790,000	869,000
Teck Resources Ltd., 4.5%, 1/15/2021	875,000	879,375
Teck Resources Ltd., 3.75%, 2/01/2023	525,000	496,125

		$4,137,475

Printing & Publishing – 1.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$2,590,000	$2,635,325
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024	1,320,000	1,376,100
TEGNA, Inc., 5.125%, 7/15/2020	515,000	534,313
TEGNA, Inc., 4.875%, 9/15/2021 (n)	620,000	630,850
TEGNA, Inc., 6.375%, 10/15/2023	1,190,000	1,259,199

		$6,435,787

Real Estate – Healthcare – 0.7%
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026	$1,705,000	$1,670,900
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022	1,510,000	1,564,738

		$3,235,638

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Real Estate – Other – 1.1%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021	$2,305,000	$2,411,606
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	1,645,000	1,677,900
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021 (n)	945,000	957,663

		$5,047,169

Restaurants – 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	$1,125,000	$1,141,875

Retailers – 1.8%
Dollar Tree, Inc., 5.75%, 3/01/2023	$2,190,000	$2,318,816
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	1,315,000	1,273,906
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	1,510,000	1,476,025
Rite Aid Corp., 6.75%, 6/15/2021	605,000	635,250
Rite Aid Corp., 6.125%, 4/01/2023 (n)	845,000	908,375
Rite Aid Corp., 9.25%, 3/15/2020	755,000	783,313
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	1,050,000	1,092,000

		$8,487,685

Specialty Chemicals – 1.2%
A Schulman, Inc., 6.875%, 6/01/2023 (z)	$1,055,000	$1,102,475
Chemtura Corp., 5.75%, 7/15/2021	2,150,000	2,236,000
Univar USA, Inc., 6.75%, 7/15/2023 (n)	2,120,000	2,188,900

		$5,527,375

Specialty Stores – 1.1%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)	$1,885,000	$1,922,700
Group 1 Automotive, Inc., 5%, 6/01/2022	1,960,000	1,935,500
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)	1,465,000	1,508,950

		$5,367,150

Supermarkets – 0.5%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)	$2,105,000	$2,194,463

Telecommunications – Wireless – 4.3%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$1,230,000	$1,313,025
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	1,420,000	1,491,000
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	802,000	622,047
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	2,206,000	1,988,996
Digicel Group Ltd., 8.25%, 9/30/2020 (n)	704,000	604,011
SFR Group S.A., 7.375%, 5/01/2026 (n)	1,575,000	1,608,469
Sprint Capital Corp., 6.875%, 11/15/2028	1,615,000	1,594,813
Sprint Corp., 7.875%, 9/15/2023	710,000	757,925
Sprint Corp., 7.125%, 6/15/2024	2,860,000	2,945,800
Sprint Nextel Corp., 6%, 11/15/2022	635,000	639,763
Sprint Nextel Corp., 9%, 11/15/2018 (n)	705,000	777,263
T-Mobile USA, Inc., 6.125%, 1/15/2022	300,000	316,500

Issuer	Shares/Par	Value ($)
BONDS – continued
Telecommunications – Wireless – continued
T-Mobile USA, Inc., 6.5%, 1/15/2024	$695,000	$745,388
T-Mobile USA, Inc., 6.633%, 4/28/2021	1,185,000	1,236,844
T-Mobile USA, Inc., 6.25%, 4/01/2021	1,970,000	2,048,800
T-Mobile USA, Inc., 6.5%, 1/15/2026	1,380,000	1,492,125

		$20,182,769

Telephone Services – 0.5%
Level 3 Financing, Inc., 5.375%, 5/01/2025	$1,840,000	$1,876,800
Level 3 Financing, Inc., 5.375%, 1/15/2024	715,000	722,150

		$2,598,950

Transportation – Services – 0.7%
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)	$1,404,000	$1,193,400
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	1,525,000	915,000
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022	395,000	373,275
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	1,005,000	733,650
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/2021 (a)(d)	585,000	111,150

		$3,326,475

Utilities – Electric Power – 2.3%
Calpine Corp., 5.5%, 2/01/2024	$1,185,000	$1,143,525
Calpine Corp., 5.75%, 1/15/2025	1,325,000	1,278,625
Covanta Holding Corp., 5.875%, 3/01/2024	1,305,000	1,256,063
Covanta Holding Corp., 7.25%, 12/01/2020	1,570,000	1,603,755
Covanta Holding Corp., 6.375%, 10/01/2022	400,000	405,876
Dynegy, Inc., 7.375%, 11/01/2022	2,085,000	1,991,175
Dynegy, Inc., 8%, 1/15/2025 (n)	525,000	489,563
NRG Energy, Inc., 6.625%, 3/15/2023	1,360,000	1,363,400
NRG Energy, Inc., 7.25%, 5/15/2026 (n)	1,415,000	1,407,925

		$10,939,907

Total Bonds (Identified Cost, $444,061,551)		$438,594,717

FLOATING RATE LOANS (g)(r) – 3.9%
Aerospace – 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020	$1,427,489	$1,437,996

Broadcasting – 0.1%
Nexstar Broadcasting, Inc., Term Loan B, 9/23/2023 (o)	$656,967	$661,895

Building – 0.5%
ABC Supply Co., Inc., Term Loan B, 3.5%, 10/31/2023	$1,512,616	$1,525,851
HD Supply, Inc., Term Loan B, 3.63%, 8/13/2021	807,532	810,964

		$2,336,815

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
FLOATING RATE LOANS (g)(r) – continued
Chemicals – 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4%, 2/03/2022	$639,976	$644,775

Computer Software – Systems – 0.3%
CDW LLC, Term Loan B, 3%, 8/17/2023	$807,542	$811,705
Sabre, Inc., Term Loan B, 4%, 2/19/2019	615,700	620,703

		$1,432,408

Conglomerates – 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/2021	$1,049,197	$1,058,815

Consumer Products – 0.1%
Spectrum Brands Inc. Term Loan, 3.25%, 6/23/2022	$580,937	$586,954

Entertainment – 0.3%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/2020	$595,510	$598,860
Six Flags Theme Parks, Inc., Term Loan B, 6/30/2022 (o)	615,700	620,126

		$1,218,986

Food & Beverages – 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 2.75%, 1/13/2023 (o)	$612,606	$620,008

Gaming & Lodging – 0.2%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$827,215	$833,419

Medical & Health Technology & Services – 0.3%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$1,440,831	$1,452,238

Issuer	Shares/Par	Value ($)
FLOATING RATE LOANS (g)(r) – continued
Printing & Publishing – 0.2%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/2021	$899,545	$900,295

Retailers – 0.1%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/2021	$360,499	$361,250

Telephone Services – 0.2%
Level 3 Financing, Inc., Term Loan B, 4%, 1/15/2020	$744,000	$753,300

Transportation – Services – 0.5%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/2020	$2,377,640	$2,234,982

Utilities – Electric Power – 0.4%
Calpine Construction Finance Co. LP, Term Loan B1, 3%, 5/03/2020	$1,777,659	$1,773,771

Total Floating Rate Loans (Identified Cost, $18,301,665)		$18,307,907

MONEY MARKET FUNDS – 2.1%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $9,942,926)	9,942,926	$9,942,926

Total Investments (Identified Cost, $472,306,142)		$466,845,550

OTHER ASSETS, LESS LIABILITIES – 1.4%		6,461,745

NET ASSETS – 100.0%		$473,307,295

(a)	Non-income producing security.

(d)	In default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $179,629,128, representing 37.95% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

13

MFS High Yield Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
A Schulman, Inc., 6.875%, 6/01/2023	12/02/16-12/22/16	$1,105,494	$1,102,475
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	12/02/16-12/5/16	1,582,964	1,624,950
Aramark Services, Inc., 4.75%, 6/01/2026	12/20/16-12/21/16	515,960	519,750
CWCapital Cobalt Ltd., CDO, “F”, FRN, 2.184%, 4/26/2050	4/12/06	1,080,058	11
Gulfport Energy Corp., 6.375%, 5/15/2025	12/15/16	510,000	516,477
HudBay Minerals, Inc., 7.25%, 1/15/2023	12/01/16	245,000	253,575
HudBay Minerals, Inc., 7.625%, 1/15/2025	12/01/16	490,000	509,296
Six Flags Entertainment Corp., 4.875%, 7/31/2024	12/08/16-12/22/16	519,113	518,438
Total Restricted Securities			$5,044,972
% of Net assets			1.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Citibank N.A.	1,106,021	3/10/17	$1,190,484	$1,167,955	$22,529

See Notes to Financial Statements

14

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $462,363,216)	$456,902,624
Underlying affiliated funds, at value (identified cost, $9,942,926)	9,942,926
Total investments, at value (identified cost, $472,306,142)	$466,845,550
Cash	1,492,755
Receivables for
Forward foreign currency exchange contracts	22,529
Fund shares sold	88,724
Interest	7,127,546
Receivable from investment adviser	53,720
Other assets	407
Total assets		$475,631,231
Liabilities
Payables for
Investments purchased	$1,591,491
Fund shares reacquired	588,227
Payable to affiliates
Shareholder servicing costs	132
Distribution and/or service fees	1,418
Payable for independent Trustees’ compensation	54
Accrued expenses and other liabilities	142,614
Total liabilities		$2,323,936
Net assets		$473,307,295
Net assets consist of
Paid-in capital	$495,251,048
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,438,098)
Accumulated net realized gain (loss) on investments and foreign currency	(45,259,693)
Undistributed net investment income	28,754,038
Net assets		$473,307,295
Shares of beneficial interest outstanding		81,957,459

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$404,118,411	69,860,573	$5.78
Service Class	69,188,884	12,096,886	5.72

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$30,517,765
Dividends	80,836
Dividends from underlying affiliated funds	41,483
Other	9,842
Total investment income		$30,649,926
Expenses
Management fee	$3,405,379
Distribution and/or service fees	168,335
Shareholder servicing costs	21,999
Administrative services fee	85,449
Independent Trustees’ compensation	11,265
Custodian fee	41,966
Reimbursement of custodian expenses	(120,155)
Shareholder communications	61,031
Audit and tax fees	75,760
Legal fees	100,249
Miscellaneous	34,934
Total expenses		$3,886,212
Reduction of expenses by investment adviser	(329,887)
Net expenses		$3,556,325
Net investment income		$27,093,601
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(19,202,749)
Underlying affiliated funds	354
Futures contracts	88,464
Foreign currency	76,065
Net realized gain (loss) on investments and foreign currency		$(19,037,866)
Change in unrealized appreciation (depreciation)
Investments	$56,114,195
Futures contracts	(28,597)
Translation of assets and liabilities in foreign currencies	(23,208)
Net unrealized gain (loss) on investments and foreign currency translation		$56,062,390
Net realized and unrealized gain (loss) on investments and foreign currency		$37,024,524
Change in net assets from operations		$64,118,125

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$27,093,601	$30,550,985
Net realized gain (loss) on investments and foreign currency	(19,037,866)	(8,153,847)
Net unrealized gain (loss) on investments and foreign currency translation	56,062,390	(43,299,527)
Change in net assets from operations	$64,118,125	$(20,902,389)
Distributions declared to shareholders
From net investment income	$(32,514,884)	$(38,420,241)
Change in net assets from fund share transactions	$(49,191,127)	$(48,143,205)
Total change in net assets	$(17,587,886)	$(107,465,835)
Net assets
At beginning of period	490,895,181	598,361,016
At end of period (including undistributed net investment income of $28,754,038 and $32,372,394, respectively)	$473,307,295	$490,895,181

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$5.43		$6.11	$6.28	$6.05	$5.64
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.33	$0.35	$0.36	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.42		(0.57)	(0.17)	0.02	0.42
Total from investment operations	$0.74		$(0.24)	$0.18	$0.38	$0.82
Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.44)	$(0.35)	$(0.15)	$(0.41)
Net asset value, end of period (x)	$5.78		$5.43	$6.11	$6.28	$6.05
Total return (%) (k)(r)(s)(x)	13.82	(c)	(4.22)	2.81	6.42	14.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(c)	0.77	0.77	0.76	0.81
Expenses after expense reductions (f)	0.70	(c)	0.72	0.74	0.75	0.79
Net investment income	5.60	(c)	5.43	5.44	5.79	6.65
Portfolio turnover	41		33	43	52	48
Net assets at end of period (000 omitted)	$404,118		$419,474	$514,089	$600,994	$368,899

See Notes to Financial Statements

18

MFS High Yield Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$5.37		$6.04	$6.21	$5.99	$5.59
Income (loss) from investment operations
Net investment income (d)	$0.30	(c)	$0.31	$0.33	$0.34	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.43		(0.56)	(0.16)	0.02	0.41
Total from investment operations	$0.73		$(0.25)	$0.17	$0.36	$0.79
Less distributions declared to shareholders
From net investment income	$(0.38)		$(0.42)	$(0.34)	$(0.14)	$(0.39)
Net asset value, end of period (x)	$5.72		$5.37	$6.04	$6.21	$5.99
Total return (%) (k)(r)(s)(x)	13.64	(c)	(4.42)	2.53	6.10	14.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	(c)	1.02	1.02	1.01	1.06
Expenses after expense reductions (f)	0.95	(c)	0.97	0.99	1.00	1.04
Net investment income	5.36	(c)	5.18	5.19	5.56	6.46
Portfolio turnover	41		33	43	52	48
Net assets at end of period (000 omitted)	$69,189		$71,421	$84,272	$102,616	$110,426

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Corporate Bonds	$—	$379,739,420	$—	$379,739,420
Commercial Mortgage-Backed Securities	—	171,749	—	171,749
Asset-Backed Securities (including CDOs)	—	189,493	—	189,493
Foreign Bonds	—	58,494,055	—	58,494,055
Floating Rate Loans	—	18,307,907	—	18,307,907
Mutual Funds	9,942,926	—	—	9,942,926
Total Investments	$9,942,926	$456,902,624	$—	$466,845,550

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$22,529	$—	$22,529

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, future contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$22,529

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$88,464	$—	$—
Foreign Exchange	—	76,883	—
Equity	—	—	(35,203)
Total	$88,464	$76,883	$(35,203)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Future Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(28,597)	$—
Foreign Exchange	—	(23,126)
Total	$(28,597)	$(23,126)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

23

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Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, expiration of capital loss carryforwards, and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$32,514,884	$38,420,241

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$475,142,440
Gross appreciation	8,899,810
Gross depreciation	(17,196,700)
Net unrealized appreciation (depreciation)	$(8,296,890)
Undistributed ordinary income	29,243,392
Capital loss carryforwards	(42,423,395)
Other temporary differences	(466,860)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
12/31/17	$(11,194,472)

Post-enactment losses which are characterized as follows:
Short-Term	$(1,082,212)
Long-Term	(30,146,711)
Total	$(31,228,923)

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$28,222,296	$33,239,093
Service Class	4,292,588	5,181,148
Total	$32,514,884	$38,420,241

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $34,534, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $295,353, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $18,622, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $3,377.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $959 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,983,625. The sales transactions resulted in net realized gains (losses) of $106,781.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $192,017,127 and $245,789,112, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,689,531	$43,152,094	7,272,617	$43,207,018
Service Class	3,290,862	17,996,925	6,839,974	39,829,157
	10,980,393	$61,149,019	14,112,591	$83,036,175
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,977,477	$28,222,296	5,903,924	$33,239,093
Service Class	765,167	4,292,588	928,521	5,181,148
	5,742,644	$32,514,884	6,832,445	$38,420,241
Shares reacquired
Initial Class	(20,093,516)	$(113,826,568)	(20,061,056)	$(119,929,306)
Service Class	(5,265,339)	(29,028,462)	(8,414,478)	(49,670,315)
	(25,358,855)	$(142,855,030)	(28,475,534)	$(169,599,621)
Net change
Initial Class	(7,426,508)	$(42,452,178)	(6,884,515)	$(43,483,195)
Service Class	(1,209,310)	(6,738,949)	(645,983)	(4,660,010)
	(8,635,818)	$(49,191,127)	(7,530,498)	$(48,143,205)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 18%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $3,004 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,842,222	157,343,836	(157,243,132)	9,942,926

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$354	$—	$41,483	$9,942,926

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,720,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

29

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams David Cole

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MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

32

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

33

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2016

MFS® INTERNATIONAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.9%
Roche Holding AG	3.6%
Accenture PLC, “A”	2.6%
Danone S.A.	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Canadian National Railway Co.	2.5%
AIA Group Ltd.	2.5%
SAP AG	2.5%
Novartis AG	2.4%

Equity sectors
Consumer Staples	18.4%
Health Care	14.6%
Technology	13.0%
Financial Services	12.6%
Industrial Goods & Services	8.6%
Special Products & Services	8.2%
Basic Materials	6.7%
Retailing	6.1%
Leisure	4.6%
Transportation	2.8%
Energy	1.5%
Autos & Housing	0.9%
Utilities & Communications	0.9%

Issuer country weightings (x)
France	17.5%
United Kingdom	13.9%
Switzerland	13.4%
Germany	10.4%
Japan	9.3%
United States	5.8%
Canada	4.1%
China	3.1%
Taiwan	3.0%
Other Countries	19.5%

Currency exposure weightings (y)
Euro	31.4%
British Pound Sterling	15.0%
Swiss Franc	13.4%
United States Dollar	9.7%
Japanese Yen	9.3%
Taiwan Dollar	3.0%
Chinese Renminbi	2.8%
Indian Rupee	2.7%
Hong Kong Dollar	2.5%
Other Currencies	10.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of 2.49%, while Service Class shares of the fund provided a total return of 2.15%. These compare with a return of 0.50% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight position in the industrial goods & services sector contributed to performance relative to the MSCI All Country World (ex-U.S.) Growth Index. Within this sector, an overweight position in engineering company Weir Group (United Kingdom), and the fund’s positions in precision instruments manufacturer Mettler-Toledo International (b) and electrical distribution equipment manufacturer Schneider Electric SA (b) (France), supported relative results. Shares of Weir Group rose after the company reported profits that were ahead of management’s expectations on the back of responsive cost cutting and better demand in the company’s Minerals division.

Security selection in the retailing sector also benefited relative returns. The fund’s overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) and luxury goods and athletic shoes manufacturer Kering (France) aided relative performance. Shares of LVMH outpaced the benchmark as the company reported strong earnings results throughout the period, driven by better-than-anticipated organic growth and higher margins in the company’s key Fashion & Leather segment.

Stock selection in the special products & services sector further contributed to relative performance. Here, the fund’s position in management consulting firm Accenture (b) bolstered relative results.

Other top relative contributors during the period included overweight positions in railroad company Canadian National Railway (Canada), semiconductor manufacturer Taiwan Semiconductor (Taiwan) and financial services firm Credicorp (Peru). Not holding a position in specialty pharmaceutical company Valeant Pharmaceuticals International (Canada) further benefited relative performance.

Detractors from Performance

Security selection in the technology sector weighed on relative performance. The fund’s position in telecommunications equipment provider Ericsson (b)(h) (Sweden), and not holding shares of electronics manufacturer Samsung Electronics (South Korea) and online and mobile games advertising firm Tencent Holdings (China), held back relative results. Shares of Ericsson traded lower during the reporting period on the back of weaker-than-expected sales and gross margin results.

3

MFS International Growth Portfolio

Management Review – continued

Elsewhere, overweight positions in hotel and restaurant operator Whitbread (United Kingdom), diagnostics and pharmaceutical company Roche Holding (Switzerland), investment management and banking firm UBS (Switzerland), pharmaceutical firm Novartis (Switzerland) and gaming company Paddy Power Betfair (Ireland) held back relative performance. Shares of Whitbread traded lower after the UK Referendum vote to leave the European Union appeared to have negatively impacted market sentiment in the hotel and leisure sectors. Additionally, an underweight position in strong-performing commercial banking and financial services firm Sberbank (h) (Russia), and not holding a position in shoes, clothing and accessories company Adidas (Germany), hindered relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Matthew Barrett	Kevin Dwan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	2.49%	5.94%	2.86%
Service Class	8/24/01	2.15%	5.67%	2.60%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		0.50%	5.71%	1.86%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.78%	$1,000.00	$1,005.71	$3.93
	Hypothetical (h)	0.78%	$1,000.00	$1,021.22	$3.96
Service Class	Actual	1.03%	$1,000.00	$1,003.83	$5.19
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.02%, $5.14 and $5.18 for Initial Class and 1.27%, $6.40 and $6.44 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 0.8%
Rolls-Royce Holdings PLC	154,303	$1,268,965

Alcoholic Beverages – 5.1%
AmBev S.A., ADR	160,759	$789,327
Carlsberg A.S., “B”	15,077	1,301,158
Diageo PLC	84,222	2,178,915
Pernod Ricard S.A.	32,148	3,483,890

		$7,753,290

Apparel Manufacturers – 4.6%
Burberry Group PLC	66,410	$1,225,200
Kering S.A.	8,956	2,007,799
LVMH Moet Hennessy Louis Vuitton SE	19,898	3,794,098

		$7,027,097

Broadcasting – 2.0%
Publicis Groupe S.A.	17,123	$1,181,508
WPP PLC	85,525	1,914,082

		$3,095,590

Business Services – 8.2%
Accenture PLC, “A”	33,697	$3,946,930
Amadeus IT Holding S.A.	49,281	2,239,472
Brenntag AG	27,503	1,524,051
Compass Group PLC	115,822	2,134,868
Experian Group Ltd.	57,004	1,103,380
Intertek Group PLC	34,366	1,466,212

		$12,414,913

Computer Software – 4.2%
Dassault Systems S.A.	20,873	$1,590,551
OBIC Co. Ltd.	22,600	985,748
SAP AG	42,690	3,730,899

		$6,307,198

Computer Software – Systems – 1.7%
NICE Systems Ltd., ADR	37,273	$2,562,891

Construction – 0.9%
Toto Ltd.	34,400	$1,357,586

Consumer Products – 5.1%
L’Oréal	17,567	$3,206,497
Reckitt Benckiser Group PLC	33,802	2,857,428
Shiseido Co. Ltd.	29,000	732,607
Uni-Charm Corp.	41,600	908,539

		$7,705,071

Containers – 0.8%
Brambles Ltd.	135,978	$1,212,943

Electrical Equipment – 5.7%
Keyence Corp.	1,500	$1,027,768
Legrand S.A.	15,876	899,095
Mettler-Toledo International, Inc. (a)	6,718	2,811,886
Prysmian S.p.A.	52,228	1,341,459

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – continued
Schneider Electric S.A.	37,617	$2,613,917

		$8,694,125

Electronics – 3.2%
MediaTek, Inc.	94,000	$627,004
Mellanox Technologies Ltd. (a)	8,873	362,906
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135,672	3,900,570

		$4,890,480

Energy – Independent – 0.7%
Oil Search Ltd.	190,970	$988,123

Energy – Integrated – 0.9%
Suncor Energy, Inc.	40,685	$1,330,258

Food & Beverages – 6.5%
Danone S.A.	62,257	$3,940,579
Nestle S.A.	82,363	5,908,492

		$9,849,071

Food & Drug Stores – 1.5%
Dairy Farm International Holdings Ltd.	59,400	$426,217
Sundrug Co. Ltd.	25,900	1,792,779

		$2,218,996

Gaming & Lodging – 1.1%
Paddy Power Betfair PLC	15,489	$1,675,028

Insurance – 2.5%
AIA Group Ltd.	672,200	$3,761,809

Internet – 3.2%
Alibaba Group Holding Ltd., ADR (a)	31,557	$2,771,020
Baidu, Inc., ADR (a)	8,652	1,422,475
NAVER Corp. (a)	1,112	712,205

		$4,905,700

Machinery & Tools – 2.1%
Atlas Copco AB, “A”	12,618	$383,556
GEA Group AG	29,903	1,198,613
Ritchie Bros. Auctioneers, Inc.	16,469	558,718
Weir Group PLC	43,443	1,006,527

		$3,147,414

Major Banks – 1.4%
HSBC Holdings PLC	261,701	$2,118,636

Medical & Health Technology & Services – 1.4%
Fresenius Medical Care AG & Co. KGaA	25,924	$2,197,915

Medical Equipment – 4.5%
Essilor International S.A.	14,496	$1,638,077
QIAGEN N.V. (a)	35,057	984,566
Smith & Nephew PLC	77,673	1,157,222
Sonova Holding AG	7,550	913,480
Terumo Corp.	57,500	2,118,411

		$6,811,756

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 0.7%
LM Ericsson Telephone Co., “B”	192,670	$1,123,187

Other Banks & Diversified Financials – 8.7%
Aeon Credit Service Co. Ltd.	56,800	$1,004,696
Credicorp Ltd.	7,608	1,200,999
DBS Group Holdings Ltd.	136,400	1,627,353
Element Fleet Management Corp.	66,220	614,532
Grupo Financiero Banorte S.A. de C.V.	181,458	895,488
Grupo Financiero Inbursa S.A. de C.V.	188,618	285,434
HDFC Bank Ltd.	164,234	3,202,769
Julius Baer Group Ltd.	32,596	1,447,822
UBS AG	192,188	3,010,310

		$13,289,403

Pharmaceuticals – 8.6%
Bayer AG	27,001	$2,817,534
Novartis AG	50,966	3,708,711
Novo Nordisk A.S., “B”	32,204	1,156,752
Roche Holding AG	23,893	5,444,097

		$13,127,094

Railroad & Shipping – 2.5%
Canadian National Railway Co.	55,863	$3,765,166

Restaurants – 1.4%
Whitbread PLC	34,879	$1,621,328
Yum China Holdings, Inc. (a)	19,719	515,060

		$2,136,388

Specialty Chemicals – 5.9%
Akzo Nobel N.V.	28,533	$1,781,927
Croda International PLC	27,213	1,067,551
L’Air Liquide S.A.	19,934	2,212,933
Linde AG	10,919	1,790,434
Nippon Paint Holdings Co. Ltd.	24,000	650,450
Symrise AG	24,874	1,514,199

		$9,017,494

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 0.9%
SoftBank Corp.	20,500	$1,353,356

Tobacco – 1.7%
ITC Ltd.	263,987	$937,774
Japan Tobacco, Inc.	51,500	1,693,827

		$2,631,601

Trucking – 0.4%
Yamato Holdings Co. Ltd.	26,600	$539,229

Total Common Stocks (Identified Cost, $115,658,297)		$150,277,773

MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $1,508,294)	1,508,315	$1,508,315

Total Investments (Identified Cost, $117,166,591)		$151,786,088

OTHER ASSETS, LESS LIABILITIES – 0.1%		158,519

NET ASSETS – 100.0%		$151,944,607

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $115,658,297)	$150,277,773
Underlying affiliated funds, at value (identified cost, $1,508,294)	1,508,315
Total investments, at value (identified cost, $117,166,591)	$151,786,088
Foreign currency, at value (identified cost, $57,037)	57,689
Receivables for
Investments sold	44,092
Fund shares sold	20,836
Interest and dividends	397,957
Other assets	126
Total assets		$152,306,788
Liabilities
Payables for
Investments purchased	$135,999
Fund shares reacquired	74,898
Payable to affiliates
Investment adviser	11,337
Shareholder servicing costs	40
Distribution and/or service fees	517
Payable for independent Trustees’ compensation	54
Deferred country tax expense payable	55,795
Accrued expenses and other liabilities	83,541
Total liabilities		$362,181
Net assets		$151,944,607
Net assets consist of
Paid-in capital	$113,494,384
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $55,795 deferred country tax)	34,538,524
Accumulated net realized gain (loss) on investments and foreign currency	1,891,336
Undistributed net investment income	2,020,363
Net assets		$151,944,607
Shares of beneficial interest outstanding		12,542,801

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$126,667,855	10,442,342	$12.13
Service Class	25,276,752	2,100,459	12.03

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$3,834,926
Interest	21,104
Dividends from underlying affiliated funds	4,172
Other	17,226
Foreign taxes withheld	(327,810)
Total investment income		$3,549,618
Expenses
Management fee	$1,430,385
Distribution and/or service fees	65,113
Shareholder servicing costs	7,190
Administrative services fee	34,471
Independent Trustees’ compensation	5,424
Custodian fee	73,543
Reimbursement of custodian expenses	(193,440)
Shareholder communications	9,948
Audit and tax fees	65,007
Legal fees	1,623
Miscellaneous	18,000
Total expenses		$1,517,264
Reduction of expenses by investment adviser	(11,283)
Net expenses		$1,505,981
Net investment income		$2,043,637
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$3,774,895
Underlying affiliated funds	24
Foreign currency	(18,459)
Net realized gain (loss) on investments and foreign currency		$3,756,460
Change in unrealized appreciation (depreciation)
Investments (net of $55,795 increase in deferred country tax)	$(1,448,432)
Translation of assets and liabilities in foreign currencies	(3,559)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,451,991)
Net realized and unrealized gain (loss) on investments and foreign currency		$2,304,469
Change in net assets from operations		$4,348,106

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$2,043,637	$1,780,159
Net realized gain (loss) on investments and foreign currency	3,756,460	8,311,345
Net unrealized gain (loss) on investments and foreign currency translation	(1,451,991)	(8,218,852)
Change in net assets from operations	$4,348,106	$1,872,652
Distributions declared to shareholders
From net investment income	$(1,741,896)	$(2,816,463)
From net realized gain on investments	(7,952,532)	(6,958,032)
Total distributions declared to shareholders	$(9,694,428)	$(9,774,495)
Change in net assets from fund share transactions	$(7,335,231)	$(22,561,179)
Total change in net assets	$(12,681,553)	$(30,463,022)
Net assets
At beginning of period	164,626,160	195,089,182
At end of period (including undistributed net investment income of $2,020,363 and $1,738,404, respectively)	$151,944,607	$164,626,160

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015		2014	2013	2012

Net asset value, beginning of period	$12.57		$13.29		$14.77	$13.13	$11.08
Income (loss) from investment operations
Net investment income (d)	$0.17	(c)	$0.13		$0.21	$0.14	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.19		(0.11	)(g)	(0.90)	1.70	2.02
Total from investment operations	$0.36		$0.02		$(0.69)	$1.84	$2.17
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.22)		$(0.13)	$(0.19)	$(0.12)
From net realized gain on investments	(0.65)		(0.52)		(0.66)	(0.01)	—
Total distributions declared to shareholders	$(0.80)		$(0.74)		$(0.79)	$(0.20)	$(0.12)
Net asset value, end of period (x)	$12.13		$12.57		$13.29	$14.77	$13.13
Total return (%) (k)(r)(s)(x)	2.49	(c)	0.32		(4.98)	14.09	19.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	(c)	1.03		1.02	1.03	1.04
Expenses after expense reductions (f)	0.91	(c)	1.03		1.01	1.03	1.04
Net investment income	1.33	(c)	0.99		1.44	0.98	1.23
Portfolio turnover	15		22		22	26	49
Net assets at end of period (000 omitted)	$126,668		$138,482		$164,724	$186,566	$175,946

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015		2014	2013	2012
Net asset value, beginning of period	$12.48		$13.19		$14.66	$13.04	$11.00
Income (loss) from investment operations
Net investment income (d)	$0.13	(c)	$0.10		$0.17	$0.10	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.18		(0.11	)(g)	(0.88)	1.68	2.01
Total from investment operations	$0.31		$(0.01)		$(0.71)	$1.78	$2.13
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.18)		$(0.10)	$(0.15)	$(0.09)
From net realized gain on investments	(0.65)		(0.52)		(0.66)	(0.01)	—
Total distributions declared to shareholders	$(0.76)		$(0.70)		$(0.76)	$(0.16)	$(0.09)
Net asset value, end of period (x)	$12.03		$12.48		$13.19	$14.66	$13.04
Total return (%) (k)(r)(s)(x)	2.15	(c)	0.10		(5.19)	13.76	19.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	(c)	1.28		1.27	1.28	1.29
Expenses after expense reductions (f)	1.16	(c)	1.28		1.26	1.28	1.29
Net investment income	1.08	(c)	0.72		1.19	0.72	0.98
Portfolio turnover	15		22		22	26	49
Net assets at end of period (000 omitted)	$25,277		$26,144		$30,365	$33,065	$28,781

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$11,100,523	$15,468,421	$—	$26,568,944
United Kingdom	5,257,918	15,862,396	—	21,120,314
Switzerland	14,075,335	6,357,577	—	20,432,912
Germany	5,316,299	10,441,912	—	15,758,211
Japan	3,486,606	10,678,390	—	14,164,996
United States	7,121,722	—	—	7,121,722
Canada	6,268,674	—	—	6,268,674
China	4,708,555	—	—	4,708,555
Taiwan	3,900,570	627,004	—	4,527,574
Other Countries	16,482,148	13,123,723	—	29,605,871
Mutual Funds	1,508,315	—	—	1,508,315
Total Investments	$79,226,665	$72,559,423	$—	$151,786,088

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $8,048,212 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $44,914,831 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$2,239,503	$3,792,943
Long-term capital gains	7,454,925	5,981,552
Total distributions	$9,694,428	$9,774,495

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$118,932,085
Gross appreciation	39,161,334
Gross depreciation	(6,307,331)
Net unrealized appreciation (depreciation)	$32,854,003
Undistributed ordinary income	2,623,323
Undistributed long-term capital gain	3,060,178
Other temporary differences	(87,281)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$1,510,832	$2,442,309	$6,620,188	$5,869,477
Service Class	231,064	374,154	1,332,344	1,088,555
Total	$1,741,896	$2,816,463	$7,952,532	$6,958,032

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $11,283, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $5,732, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,458.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0217% of the fund’s average daily net assets.

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MFS International Growth Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $325 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $703,485 and $532,639, respectively. The sales transactions resulted in net realized gains (losses) of $38,484.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $24,154,624 and $46,550,569, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	268,714	$3,352,327	409,918	$5,405,490
Service Class	280,668	3,412,366	267,923	3,514,834
	549,382	$6,764,693	677,841	$8,920,324
Shares issued to shareholders in reinvestment of distributions
Initial Class	632,272	$8,131,020	677,960	$8,311,786
Service Class	122,428	1,563,408	120,190	1,462,709
	754,700	$9,694,428	798,150	$9,774,495
Shares reacquired
Initial Class	(1,473,003)	$(18,852,761)	(2,470,200)	$(33,334,768)
Service Class	(398,059)	(4,941,591)	(595,518)	(7,921,230)
	(1,871,062)	$(23,794,352)	(3,065,718)	$(41,255,998)
Net change
Initial Class	(572,017)	$(7,369,414)	(1,382,322)	$(19,617,492)
Service Class	5,037	34,183	(207,405)	(2,943,687)
	(566,980)	$(7,335,231)	(1,589,727)	$(22,561,179)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 34%, 14%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $990 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	894,493	19,818,337	(19,204,515)	1,508,315

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$24	$—	$4,172	$1,508,315

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Matthew Barrett Kevin Dwan

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MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS International Growth Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

23

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $8,201,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,250,803. The fund intends to pass through foreign tax credits of $258,245 for the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® INTERNATIONAL VALUE PORTFOLIO

MFS® Variable Insurance Trust II

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.5%
Reckitt Benckiser Group PLC	3.3%
Danone S.A.	3.3%
Brambles Ltd.	3.0%
Compass Group PLC	2.5%
Henkel AG & Co. KGaA	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%
Pernod Ricard S.A.	2.0%
NVIDIA Corp.	2.0%
Fairfax Financial Holdings Ltd.	2.0%

Equity sectors
Consumer Staples	28.5%
Financial Services	14.9%
Technology	13.6%
Special Products & Services	11.6%
Industrial Goods & Services	9.3%
Basic Materials	7.0%
Health Care	4.4%
Utilities & Communications	1.9%
Transportation	1.6%
Energy	1.0%
Retailing	1.0%
Leisure	0.9%
Autos & Housing	0.6%

Issuer country weightings (x)
Japan	22.1%
United Kingdom	14.4%
United States	13.2%
Switzerland	11.8%
Germany	11.6%
France	9.0%
Australia	3.5%
Netherlands	3.5%
Taiwan	2.2%
Other Countries	8.7%

Currency exposure weightings (y)
Euro	28.2%
Japanese Yen	18.7%
United States Dollar	16.2%
British Pound Sterling	14.4%
Swiss Franc	11.8%
Australian Dollar	3.5%
Taiwan Dollar	2.2%
Canadian Dollar	2.0%
Swedish Krona	1.6%
Other Currencies	1.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of 4.05%, while Service Class shares of the fund provided a total return of 3.84%. These compare with a return of 5.68% over the same period for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection in the basic materials sector weakened performance relative to the MSCI EAFE Value Index. Within this sector, not holding shares of mining companies BHP Billiton (United Kingdom) and Glencore (United Kingdom) weighed on relative returns. Shares of both companies outpaced the benchmark during the reporting period, benefiting from a recovery in global commodity markets.

A combination of the fund’s overweight position and security selection in the consumer staples sector also hurt relative results. Holding shares of household products manufacturer Reckitt Benckiser Group (b) (United Kingdom) and food processing company Danone (b) (France), along with the fund’s overweight position in global food company Nestle (Switzerland), held back relative performance. Shares of Reckitt Benckiser Group declined in the second half of the reporting period on weakness from the company’s Scholl brand.

An underweight allocation to the strong-performing energy sector further dampened relative performance. Not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company BP (United Kingdom) hurt relative returns as shares advanced, with a rise in global oil prices, during the reporting period.

Elsewhere, the fund’s overweight position in aerospace and defense technology systems developer Cobham (United Kingdom), and not owning shares of German electronics and electrical engineering company Siemens, also detracted from relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS International Value Portfolio

Management Review – continued

Contributors to Performance

Strong security selection in the technology sector lifted relative returns. Within this sector, holding shares of computer graphics processors maker NVIDIA (b), electronic equipment and circuit company Analog Devices (b), Taiwanese semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) and electrical circuit component manufacturer Texas Instruments (b) boosted relative performance. Shares of NVIDIA benefited from strong demand for the company’s graphical processing units, in both the gaming and deep learning data center segments, which helped drive record results.

The fund’s underweight allocation to both the utilities & communications and financial services sectors also helped strengthen relative performance. Within the utilities & communications sector, an underweight position in poor-performing Vodafone Group (h) (United Kingdom) supported relative results as shares declined later in the period over what appeared to have been concerns of increased competition in India and high capital expenditures. Within the financial services sector, not owning shares of Lloyds Banking Group (United Kingdom) and Credit Suisse (Switzerland) aided relative returns.

Stocks in other sectors that supported relative performance included owning shares of adhesives and coating manufacturer Nordson (b) and not owning shares of pharmaceutical firms AstraZeneca (United Kingdom) and Teva Pharmaceuticals (Israel).

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor aiding relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Pablo De La Mata	Benjamin Stone
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	4.05%	10.83%	5.19%
Service Class	8/24/01	3.84%	10.56%	4.93%

Comparative benchmark
MSCI EAFE Value Index (f)		5.68%	6.87%	0.35%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.88%	$1,000.00	$993.61	$4.41
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.13%	$1,000.00	$992.66	$5.66
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 93.8%
Aerospace – 0.2%
Cobham PLC	1,515,518	$3,057,464

Alcoholic Beverages – 3.5%
Heineken N.V.	299,672	$22,446,407
Pernod Ricard S.A.	282,782	30,645,187

		$53,091,594

Apparel Manufacturers – 0.7%
Compagnie Financiere Richemont S.A.	154,254	$10,217,453

Automotive – 0.3%
USS Co. Ltd.	252,500	$4,014,172

Brokerage & Asset Managers – 0.7%
Daiwa Securities Group, Inc.	989,000	$6,075,490
IG Group Holdings PLC	694,882	4,231,336

		$10,306,826

Business Services – 11.6%
Amadeus IT Holding S.A.	587,660	$26,704,985
Brenntag AG	210,615	11,671,015
Bunzl PLC	888,544	22,993,363
Compass Group PLC	2,074,725	38,241,992
Experian Group Ltd.	216,658	4,193,673
Intertek Group PLC	193,988	8,276,424
Nomura Research, Inc.	773,960	23,527,165
Rentokil Initial PLC	864,254	2,366,667
Secom Co. Ltd.	262,200	19,134,107
SGS S.A.	8,808	17,887,072

		$174,996,463

Chemicals – 2.8%
Givaudan S.A.	14,544	$26,651,384
Orica Ltd.	626,700	7,960,678
Syngenta AG (a)	19,261	7,631,200

		$42,243,262

Computer Software – 3.8%
ANSYS, Inc. (a)	88,416	$8,177,596
Cadence Design Systems, Inc. (a)	906,254	22,855,726
Check Point Software Technologies Ltd. (a)	84,676	7,151,735
Dassault Systems S.A.	137,608	10,485,917
OBIC Co. Ltd.	212,800	9,281,733

		$57,952,707

Construction – 0.3%
Geberit AG	12,334	$4,935,977

Consumer Products – 8.5%
Colgate-Palmolive Co.	462,863	$30,289,755
Kao Corp.	636,200	30,100,594
Kobayashi Pharmaceutical Co. Ltd.	270,600	11,556,964
KOSE Corp.	26,900	2,234,858
Reckitt Benckiser Group PLC	586,293	49,561,862
ROHTO Pharmaceutical Co. Ltd.	312,000	4,882,504

		$128,626,537

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Containers – 3.0%
Brambles Ltd.	5,043,819	$44,991,572

Electrical Equipment – 5.0%
IMI PLC	1,062,244	$13,546,268
Legrand S.A.	317,938	18,005,569
OMRON Corp.	285,600	10,930,392
Schneider Electric S.A.	280,836	19,514,635
Spectris PLC	280,187	7,977,244
Yokogawa Electric Corp.	362,000	5,227,040

		$75,201,148

Electronics – 9.6%
Analog Devices, Inc.	213,390	$15,496,382
ASM International N.V.	92,202	4,132,996
Halma PLC	977,582	10,774,723
Hirose Electric Co. Ltd.	123,300	15,247,414
Infineon Technologies AG	996,976	17,279,437
NVIDIA Corp.	285,890	30,515,899
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,162,775	33,429,781
Texas Instruments, Inc.	243,798	17,789,940

		$144,666,572

Energy – Independent – 0.6%
Cairn Energy PLC (a)	1,032,965	$2,993,254
INPEX Corp.	654,900	6,538,307

		$9,531,561

Food & Beverages – 10.3%
Danone S.A.	777,529	$49,213,970
ITO EN Ltd.	369,900	12,295,713
Kerry Group PLC	195,861	13,999,158
Nestle S.A.	942,922	67,642,593
Toyo Suisan Kaisha Ltd.	350,700	12,684,971

		$155,836,405

Insurance – 3.0%
Euler Hermes Group	42,256	$3,714,146
Fairfax Financial Holdings Ltd.	62,867	30,364,763
Hiscox Ltd.	502,434	6,290,767
Jardine Lloyd Thompson Group PLC	368,139	4,466,622

		$44,836,298

Leisure & Toys – 0.3%
Yamaha Corp.	142,300	$4,336,760

Machinery & Tools – 4.1%
GEA Group AG	426,839	$17,109,151
Glory Ltd.	104,500	3,292,808
Misumi Group, Inc.	253,400	4,158,727
Neopost S.A.	126,281	3,950,672
Nordson Corp.	120,732	13,528,021
Schindler Holding AG	33,358	5,874,117
Spirax Sarco Engineering PLC	222,994	11,452,209
Wartsila Corp.	62,234	2,795,994

		$62,161,699

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – 2.5%
Bank of Ireland (a)	17,029,987	$4,194,830
Sumitomo Mitsui Financial Group, Inc.	352,800	13,374,668
Svenska Handelsbanken AB, “A”	1,482,017	20,593,962

		$38,163,460

Medical Equipment – 1.5%
Nihon Kohden Corp.	490,900	$10,833,062
Terumo Corp.	319,000	11,752,573

		$22,585,635

Network & Telecom – 0.3%
LM Ericsson Telephone Co., “B”	659,756	$3,846,106

Oil Services – 0.4%
Core Laboratories N.V.	45,571	$5,470,343

Other Banks & Diversified Financials – 4.8%
Chiba Bank Ltd.	745,000	$4,553,590
DnB NOR A.S.A.	578,962	8,608,652
Hachijuni Bank Ltd.	732,000	4,232,752
ING Groep N.V.	1,193,032	16,790,656
Julius Baer Group Ltd.	89,322	3,967,430
Jyske Bank A.S.	92,830	4,417,399
Mebuki Financial Group, Inc.	1,230,300	4,546,162
North Pacific Bank Ltd.	1,096,200	4,507,517
Sydbank A.S.	123,090	3,810,998
UBS AG	1,139,341	17,845,909

		$73,281,065

Pharmaceuticals – 2.9%
Bayer AG	154,960	$16,169,958
Roche Holding AG	67,343	15,344,318
Santen Pharmaceutical Co. Ltd.	1,067,400	13,035,609

		$44,549,885

Printing & Publishing – 0.6%
RELX N.V.	523,268	$8,795,870

Real Estate – 3.8%
Deutsche Wohnen AG	692,602	$21,719,443
LEG Immobilien AG	102,167	7,925,761
TAG Immobilien AG	390,822	5,137,439
Vonovia SE	717,939	23,356,107

		$58,138,750

Specialty Chemicals – 1.2%
Symrise AG	300,033	$18,264,441

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 0.3%
Esprit Holdings Ltd. (a)	5,836,758	$4,553,693

Telecommunications – Wireless – 1.9%
KDDI Corp.	1,160,100	$29,290,099

Tobacco – 3.7%
British American Tobacco PLC	478,790	$27,185,174
Japan Tobacco, Inc.	861,600	28,337,886

		$55,523,060

Trucking – 1.6%
Yamato Holdings Co. Ltd.	1,226,000	$24,853,195

Total Common Stocks (Identified Cost, $1,170,794,098)		$1,418,320,072

PREFERRED STOCKS – 2.5%
Consumer Products – 2.5%
Henkel AG & Co. KGaA (Identified Cost, $25,436,013)	313,736	$37,401,303

MONEY MARKET FUNDS – 3.0%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $45,992,544)	45,993,076	$45,993,076

Total Investments (Identified Cost, $1,242,222,655)		$1,501,714,451

OTHER ASSETS, LESS LIABILITIES – 0.7%		10,212,046

NET ASSETS – 100.0%		$1,511,926,497

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

8

MFS International Value Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	JPY	BNP Paribas S.A.	207,998,000	3/27/17	$2,080,542	$1,787,008	$293,534
SELL	JPY	Citibank N.A.	103,999,000	3/27/17	1,040,483	893,503	146,980
SELL	JPY	Deutsche Bank AG	1,526,040,000	3/27/17	15,260,362	13,110,917	2,149,445
SELL	JPY	HSBC Bank	339,558,000	3/27/17	3,396,719	2,917,300	479,419
SELL	JPY	JPMorgan Chase Bank N.A.	1,826,389,000	3/27/17	18,264,621	15,691,356	2,573,265
SELL	JPY	Merrill Lynch International	753,996,000	3/27/17	7,531,578	6,477,930	1,053,648
SELL	JPY	Morgan Stanley Capital Services, Inc.	1,065,995,000	3/27/17	10,663,174	9,158,458	1,504,716
SELL	JPY	UBS AG	338,959,000	3/27/17	3,391,119	2,912,154	478,965

							$8,679,972

Liability Derivatives
BUY	EUR	Barclays Bank PLC	468,000	3/27/17	$529,755	$494,716	$(35,039)
BUY	EUR	BNP Paribas S.A.	1,196,000	3/27/17	1,354,797	1,264,276	(90,521)
BUY	EUR	Citibank N.A.	624,000	3/27/17	707,235	659,622	(47,613)
BUY	EUR	Deutsche Bank AG	2,839,000	3/27/17	3,214,876	3,001,069	(213,807)
BUY	EUR	HSBC Bank	2,132,000	3/27/17	2,415,008	2,253,709	(161,299)
BUY	EUR	JPMorgan Chase Bank N.A.	2,184,000	3/27/17	2,475,006	2,308,677	(166,329)
BUY	EUR	Merrill Lynch International	1,976,000	3/27/17	2,233,364	2,088,803	(144,561)
BUY	EUR	Morgan Stanley Capital Services, Inc.	1,508,000	3/27/17	1,704,820	1,594,087	(110,733)
BUY	EUR	UBS AG	780,000	3/27/17	884,255	824,528	(59,727)

							$(1,029,629)

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,196,230,111)	$1,455,721,375
Underlying affiliated funds, at value (identified cost, $45,992,544)	45,993,076
Total investments, at value (identified cost, $1,242,222,655)	$1,501,714,451
Foreign currency, at value (identified cost, $32,210)	32,487
Receivables for
Forward foreign currency exchange contracts	8,679,972
Investments sold	1,316
Fund shares sold	869,451
Interest and dividends	3,175,046
Other assets	1,262
Total assets		$1,514,473,985
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,029,629
Investments purchased	159,257
Fund shares reacquired	1,051,856
Payable to affiliates
Investment adviser	87,114
Shareholder servicing costs	358
Distribution and/or service fees	26,030
Payable for independent Trustees’ compensation	64
Accrued expenses and other liabilities	193,180
Total liabilities		$2,547,488
Net assets		$1,511,926,497
Net assets consist of
Paid-in capital	$1,239,798,062
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	266,958,462
Accumulated net realized gain (loss) on investments and foreign currency	(11,346,284)
Undistributed net investment income	16,516,257
Net assets		$1,511,926,497
Shares of beneficial interest outstanding		67,856,213

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$238,191,659	10,553,120	$22.57
Service Class	1,273,734,838	57,303,093	22.23

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$35,210,028
Interest	317,972
Dividends from underlying affiliated funds	184,210
Other	14,411
Foreign taxes withheld	(2,852,871)
Total investment income		$32,873,750
Expenses
Management fee	$12,409,072
Distribution and/or service fees	3,009,907
Shareholder servicing costs	50,933
Administrative services fee	231,464
Independent Trustees’ compensation	29,615
Custodian fee	259,632
Reimbursement of custodian expenses	(135,091)
Shareholder communications	69,275
Audit and tax fees	52,383
Legal fees	13,963
Miscellaneous	38,431
Total expenses		$16,029,584
Reduction of expenses by investment adviser	(320,782)
Net expenses		$15,708,802
Net investment income		$17,164,948
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$674,199
Underlying affiliated funds	(255)
Foreign currency	(495,461)
Net realized gain (loss) on investments and foreign currency		$178,483
Change in unrealized appreciation (depreciation)
Investments	$25,620,162
Translation of assets and liabilities in foreign currencies	7,616,897
Net unrealized gain (loss) on investments and foreign currency translation		$33,237,059
Net realized and unrealized gain (loss) on investments and foreign currency		$33,415,542
Change in net assets from operations		$50,580,490

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$17,164,948	$15,222,367
Net realized gain (loss) on investments and foreign currency	178,483	31,857,098
Net unrealized gain (loss) on investments and foreign currency translation	33,237,059	26,713,569
Change in net assets from operations	$50,580,490	$73,793,034
Distributions declared to shareholders
From net investment income	$(16,932,485)	$(24,480,728)
From net realized gain on investments	(33,264,964)	(13,747,597)
Total distributions declared to shareholders	$(50,197,449)	$(38,228,325)
Change in net assets from fund share transactions	$157,060,932	$115,818,005
Total change in net assets	$157,443,973	$151,382,714
Net assets
At beginning of period	1,354,482,524	1,203,099,810
At end of period (including undistributed net investment income of $16,516,257 and $16,868,576, respectively)	$1,511,926,497	$1,354,482,524

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$22.46		$21.73	$21.86	$17.34	$15.16
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.30	$0.57	$0.40	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.64		1.11	(0.27)	4.42	2.05
Total from investment operations	$0.96		$1.41	$0.30	$4.82	$2.43
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.45)	$(0.43)	$(0.30)	$(0.25)
From net realized gain on investments	(0.53)		(0.23)	—	—	—
Total distributions declared to shareholders	$(0.85)		$(0.68)	$(0.43)	$(0.30)	$(0.25)
Net asset value, end of period (x)	$22.57		$22.46	$21.73	$21.86	$17.34
Total return (%) (k)(r)(s)(x)	4.05	(c)	6.65	1.34	27.98	16.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	(c)	0.93	0.95	0.96	0.98
Expenses after expense reductions (f)	0.89	(c)	0.91	0.94	0.96	0.98
Net investment income	1.41	(c)	1.33	2.58	2.00	2.33
Portfolio turnover	17		24	22	11	16
Net assets at end of period (000 omitted)	$238,192		$230,349	$218,258	$223,444	$182,382

See Notes to Financial Statements

13

MFS International Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$22.13		$21.44	$21.58	$17.14	$14.99
Income (loss) from investment operations
Net investment income (d)	$0.26	(c)	$0.25	$0.49	$0.33	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.63		1.07	(0.24)	4.38	2.00
Total from investment operations	$0.89		$1.32	$0.25	$4.71	$2.38
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.40)	$(0.39)	$(0.27)	$(0.23)
From net realized gain on investments	(0.53)		(0.23)	—	—	—
Total distributions declared to shareholders	$(0.79)		$(0.63)	$(0.39)	$(0.27)	$(0.23)
Net asset value, end of period (x)	$22.23		$22.13	$21.44	$21.58	$17.14
Total return (%) (k)(r)(s)(x)	3.84	(c)	6.32	1.13	27.63	15.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	(c)	1.18	1.20	1.21	1.23
Expenses after expense reductions (f)	1.14	(c)	1.16	1.19	1.21	1.23
Net investment income	1.17	(c)	1.10	2.25	1.68	2.35
Portfolio turnover	17		24	22	11	16
Net assets at end of period (000 omitted)	$1,273,735		$1,124,133	$984,842	$876,862	$541,427

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

15

MFS International Value Portfolio

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$42,868,457	$291,968,376	$—	$334,836,833
United Kingdom	14,122,089	203,486,953	—	217,609,042
Switzerland	133,955,968	44,041,484	—	177,997,452
Germany	95,191,809	80,842,246	—	176,034,055
United States	144,123,660	—	—	144,123,660
France	48,795,923	86,734,174	—	135,530,097
Australia	—	52,952,250	—	52,952,250
Netherlands	16,790,656	35,375,273	—	52,165,929
Taiwan	33,429,781	—	—	33,429,781
Other Countries	114,414,080	16,628,196	—	131,042,276
Mutual Funds	45,993,076	—	—	45,993,076
Total Investments	$689,685,499	$812,028,952	$—	$1,501,714,451

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$8,679,972	$—	$8,679,972
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,029,629)	—	(1,029,629)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $88,846,964 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $361,291,080 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$8,679,972	$(1,029,629)

There is no realized gain (loss) from derivative transactions during the period.

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$7,650,343

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the

17

MFS International Value Portfolio

Notes to Financial Statements – continued

fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

18

MFS International Value Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$26,673,586	$25,040,220
Long-term capital gains	23,523,863	13,188,105
Total distributions	$50,197,449	$38,228,325

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$1,255,298,624
Gross appreciation	275,570,872
Gross depreciation	(29,155,045)
Net unrealized appreciation (depreciation)	$246,415,827
Undistributed ordinary income	25,980,651
Other temporary differences	(268,043)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$2,909,505	$4,321,620	$4,912,177	$2,212,272
Service Class	14,022,980	20,159,108	28,352,787	11,535,325
Total	$16,932,485	$24,480,728	$33,264,964	$13,747,597

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $101,191, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $219,591, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

19

MFS International Value Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $47,983, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,950.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $2,810 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,938,599 and $2,363,606, respectively. The sales transactions resulted in net realized gains (losses) of $377,630.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $343,203,213 and $236,237,938, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,753,086	$63,775,327	2,321,834	$52,027,363
Service Class	9,676,777	217,248,988	14,103,950	317,119,215
	12,429,863	$281,024,315	16,425,784	$369,146,578
Shares issued to shareholders in reinvestment of distributions
Initial Class	317,784	$7,601,398	297,300	$6,338,445
Service Class	1,797,106	42,375,767	1,507,106	31,694,433
	2,114,890	$49,977,165	1,804,406	$38,032,878
Shares reacquired
Initial Class	(2,775,226)	$(62,971,360)	(2,404,464)	$(54,958,343)
Service Class	(4,956,583)	(110,969,188)	(10,766,120)	(236,403,108)
	(7,731,809)	$(173,940,548)	(13,170,584)	$(291,361,451)
Net change
Initial Class	295,644	$8,405,365	214,670	$3,407,465
Service Class	6,517,300	148,655,567	4,844,936	112,410,540
	6,812,944	$157,060,932	5,059,606	$115,818,005

20

MFS International Value Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 3%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $8,841 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	38,566,019	226,427,644	(219,000,587)	45,993,076

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(255)	$—	$184,210	$45,993,076

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

22

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

23

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Pablo De La Mata Benjamin Stone

24

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

26

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,877,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.91% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $28,370,691. The fund intends to pass through foreign tax credits of $2,129,745 for the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2016

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

MFS® Variable Insurance Trust II

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	6.1%
Accenture PLC, “A”	4.1%
Thermo Fisher Scientific, Inc.	3.5%
Visa, Inc., “A”	3.1%
Colgate-Palmolive Co.	2.7%
Abbott Laboratories	2.6%
Ecolab, Inc.	2.5%
NIKE, Inc., “B”	2.5%
Cognizant Technology Solutions Corp., “A”	2.5%
Zoetis, Inc.	2.4%

Equity sectors
Health Care	17.8%
Consumer Staples	12.7%
Special Products & Services	12.1%
Technology	11.4%
Retailing	11.0%
Financial Services	9.6%
Industrial Goods & Services	7.5%
Basic Materials	6.9%
Leisure	6.1%
Autos & Housing	2.0%
Transportation	1.6%
Energy	0.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of 6.08%, while Service Class shares of the fund provided a total return of 5.84%. These compare with a return of 7.08% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Weak stock selection within the consumer staples sector detracted from the fund’s performance relative to the Russell 1000® Growth Index. Overweight positions in pediatric nutrition producer Mead Johnson Nutrition and beauty products manufacturer Coty dampened relative results. Shares of Mead Johnson Nutrition depreciated, towards the second half of the reporting period, as disappointing sales figures and a reduced sales and earnings outlook from management appeared to have weighed on investor sentiment.

Not holding a position in the utilities & communications sector also hurt relative performance. Not holding shares of telecommunications company Verizon Communications held back relative results as the stock outperformed the benchmark during the reporting period.

Elsewhere, not owning shares of strong-performing software giant Microsoft, health insurance provider UnitedHealth Group and computer graphics company NVIDIA detracted from relative performance. Shares of Microsoft appreciated during the reporting period after the company delivered strong earnings results that beat market expectations, driven by solid performance across all divisions. The fund’s holdings of pharmaceutical and medical products maker Abbott Laboratories (b) and diagnostics and pharmaceutical company Roche Holding (b) (Switzerland), and overweight positions in athletic footwear and apparel equipment company NIKE and pharmacy benefits management company Express Scripts Holding, further weighed on relative results.

Contributors to Performance

Security selection in the health care sector contributed to relative returns. Not holding a position in biotech firm Gilead Sciences, and an overweight position in vision and surgical medical device company Cooper Cos., benefited relative performance. Shares of Gilead Sciences declined during the reporting period due to continued industry pressure on drug pricing as well as lower than expected volumes for its key U.S. hepatitis drug franchise.

Stock selection and, to a lesser extent, an overweight position in the industrial goods & services sector also aided relative results. The fund’s position in shares of industrial machinery company Colfax Corp. (b) bolstered relative performance.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Security selection in the special products & services sector further contributed to relative performance. Here, overweight positions in management consulting firm Accenture and global banking and payment technologies provider Fidelity National Information Services benefited relative results. Shares of Accenture appreciated during the reporting period after the company reported robust revenues, driven by strong results in the company’s consulting segment.

Individual stocks that contributed to relative performance included overweight positions in semiconductor company Texas Instruments, railroad franchise Union Pacific and financial services firm Charles Schwab. The fund’s position in shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and luxury goods company LVMH Moet Hennessy Louis Vuitton SE (b) (France) further aided relative performance.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	6.08%	12.55%	7.29%
Service Class	8/24/01	5.84%	12.28%	7.03%

Comparative benchmark
Russell 1000® Growth Index (f)		7.08%	14.50%	8.33%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.74%	$1,000.00	$1,019.67	$3.76
	Hypothetical (h)	0.74%	$1,000.00	$1,021.42	$3.76
Service Class	Actual	0.99%	$1,000.00	$1,018.24	$5.02
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.05% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 1.0%
United Technologies Corp.	79,067	$8,667,321

Alcoholic Beverages – 1.7%
AmBev S.A., ADR	1,239,706	$6,086,956
Pernod Ricard S.A.	71,497	7,748,156

		$13,835,112

Apparel Manufacturers – 5.7%
LVMH Moet Hennessy Louis Vuitton SE	81,796	$15,596,644
NIKE, Inc., “B”	403,950	20,532,779
VF Corp.	208,725	11,135,479

		$47,264,902

Broadcasting – 3.4%
Omnicom Group, Inc.	40,123	$3,414,869
Time Warner, Inc.	55,733	5,379,906
Twenty-First Century Fox, Inc.	544,029	15,254,573
Walt Disney Co.	40,149	4,184,329

		$28,233,677

Brokerage & Asset Managers – 3.6%
Blackstone Group LP	544,866	$14,727,728
Charles Schwab Corp.	252,615	9,970,714
CME Group, Inc.	42,373	4,887,726

		$29,586,168

Business Services – 12.0%
Accenture PLC, “A”	287,352	$33,657,540
Cognizant Technology Solutions Corp., “A” (a)	364,369	20,415,595
Compass Group PLC	286,911	5,288,435
Equifax, Inc.	115,151	13,614,303
Fidelity National Information Services, Inc.	219,131	16,575,069
Fiserv, Inc. (a)	98,694	10,489,198

		$100,040,140

Chemicals – 4.0%
LyondellBasell Industries N.V., “A”	35,727	$3,064,662
Monsanto Co.	169,661	17,850,034
PPG Industries, Inc.	134,664	12,760,761

		$33,675,457

Computer Software – Systems – 2.3%
Apple, Inc.	163,494	$18,935,875

Construction – 2.0%
Sherwin-Williams Co.	60,960	$16,382,390

Consumer Products – 7.3%
Church & Dwight Co., Inc.	135,428	$5,984,563
Colgate-Palmolive Co.	337,784	22,104,585
Coty, Inc., “A”	686,059	12,561,740
Estee Lauder Cos., Inc., “A”	167,791	12,834,334
L’Oréal	38,238	6,979,566

		$60,464,788

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 4.9%
Amphenol Corp., “A”	190,679	$12,813,629
Fortive Corp.	103,226	5,536,010
Mettler-Toledo International, Inc. (a)	36,416	15,242,281
W.W. Grainger, Inc.	32,330	7,508,643

		$41,100,563

Electronics – 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	314,034	$9,028,478
Texas Instruments, Inc.	224,562	16,386,289

		$25,414,767

Food & Beverages – 3.7%
Mead Johnson Nutrition Co., “A”	266,718	$18,872,966
PepsiCo, Inc.	115,924	12,129,128

		$31,002,094

Food & Drug Stores – 1.7%
CVS Health Corp.	176,447	$13,923,433

Gaming & Lodging – 0.7%
Paddy Power PLC	56,347	$6,093,538

Insurance – 1.5%
Aon PLC	108,951	$12,151,305

Internet – 6.1%
Alphabet, Inc., “A” (a)	63,495	$50,316,613

Leisure & Toys – 0.6%
Electronic Arts, Inc. (a)	62,557	$4,926,989

Machinery & Tools – 1.5%
Colfax Corp. (a)	206,273	$7,411,389
Fastenal Co.	107,710	5,060,216

		$12,471,605

Medical & Health Technology & Services – 0.8%
Express Scripts Holding Co. (a)	96,240	$6,620,350

Medical Equipment – 11.8%
Abbott Laboratories	564,127	$21,668,118
Cooper Cos., Inc.	52,477	9,179,802
Danaher Corp.	162,886	12,679,046
Dentsply Sirona, Inc.	107,427	6,201,761
Thermo Fisher Scientific, Inc.	203,054	28,650,919
Waters Corp. (a)	60,976	8,194,565
Zimmer Biomet Holdings, Inc.	113,612	11,724,758

		$98,298,969

Oil Services – 0.6%
Schlumberger Ltd.	59,160	$4,966,482

Other Banks & Diversified Financials – 4.6%
Mastercard, Inc., “A”	120,872	$12,480,034
Visa, Inc., “A”	326,838	25,499,901

		$37,979,935

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – 5.2%
Eli Lilly & Co.	162,661	$11,963,717
Roche Holding AG	49,893	11,368,280
Zoetis, Inc.	364,306	19,501,300

		$42,833,297

Printing & Publishing – 1.4%
Moody’s Corp.	125,481	$11,829,094

Railroad & Shipping – 1.6%
Union Pacific Corp.	126,896	$13,156,577

Specialty Chemicals – 2.9%
Ecolab, Inc.	177,444	$20,799,986
Praxair, Inc.	25,977	3,044,245

		$23,844,231

Specialty Stores – 3.6%
AutoZone, Inc. (a)	18,503	$14,613,484
TJX Cos., Inc.	206,368	15,504,428

		$30,117,912

Total Common Stocks (Identified Cost, $647,653,204)		$824,133,584

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $4,802,350)	4,802,630	$4,802,630

Total Investments (Identified Cost, $652,455,554)		$828,936,214

OTHER ASSETS, LESS LIABILITIES – 0.1%		660,463

NET ASSETS – 100.0%		$829,596,677

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $647,653,204)	$824,133,584
Underlying affiliated funds, at value (identified cost, $4,802,350)	4,802,630
Total investments, at value (identified cost, $652,455,554)	$828,936,214
Receivables for
Investments sold	430,228
Fund shares sold	212,410
Interest and dividends	858,617
Other assets	705
Total assets		$830,438,174
Liabilities
Payables for
Investments purchased	$118,436
Fund shares reacquired	543,734
Payable to affiliates
Investment adviser	51,826
Shareholder servicing costs	260
Distribution and/or service fees	6,760
Payable for independent Trustees’ compensation	32
Accrued expenses and other liabilities	120,449
Total liabilities		$841,497
Net assets		$829,596,677
Net assets consist of
Paid-in capital	$603,094,603
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	176,474,645
Accumulated net realized gain (loss) on investments and foreign currency	44,843,098
Undistributed net investment income	5,184,331
Net assets		$829,596,677
Shares of beneficial interest outstanding		54,173,873

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$500,923,921	32,567,639	$15.38
Service Class	328,672,756	21,606,234	15.21

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$12,827,881
Interest	39,238
Other	36,830
Dividends from underlying affiliated funds	21,748
Foreign taxes withheld	(289,337)
Total investment income		$12,636,360
Expenses
Management fee	$6,422,092
Distribution and/or service fees	833,628
Shareholder servicing costs	40,468
Administrative services fee	143,049
Independent Trustees’ compensation	19,128
Custodian fee	69,216
Reimbursement of custodian expenses	(224,613)
Shareholder communications	105,152
Audit and tax fees	65,677
Legal fees	7,945
Miscellaneous	29,522
Total expenses		$7,511,264
Reduction of expenses by investment adviser	(60,791)
Net expenses		$7,450,473
Net investment income		$5,185,887
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$45,116,224
Underlying affiliated funds	17
Foreign currency	(1,351)
Net realized gain (loss) on investments and foreign currency		$45,114,890
Change in unrealized appreciation (depreciation)
Investments	$(511,766)
Translation of assets and liabilities in foreign currencies	(4,144)
Net unrealized gain (loss) on investments and foreign currency translation		$(515,910)
Net realized and unrealized gain (loss) on investments and foreign currency		$44,598,980
Change in net assets from operations		$49,784,867

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$5,185,887	$4,189,541
Net realized gain (loss) on investments and foreign currency	45,114,890	106,991,495
Net unrealized gain (loss) on investments and foreign currency translation	(515,910)	(117,324,119)
Change in net assets from operations	$49,784,867	$(6,143,083)
Distributions declared to shareholders
From net investment income	$(4,362,605)	$(4,497,478)
From net realized gain on investments	(98,136,195)	(54,307,466)
Total distributions declared to shareholders	$(102,498,800)	$(58,804,944)
Change in net assets from fund share transactions	$6,923,737	$346,773,849
Total change in net assets	$(45,790,196)	$281,825,822
Net assets
At beginning of period	875,386,873	593,561,051
At end of period (including undistributed net investment income of $5,184,331 and $4,362,400, respectively)	$829,596,677	$875,386,873

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$16.38		$17.61	$17.31	$13.37	$11.45
Income (loss) from investment operations
Net investment income (d)	$0.11	(c)	$0.10	$0.14	$0.08	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.95		(0.21)	1.77	3.97	1.88
Total from investment operations	$1.06		$(0.11)	$1.91	$4.05	$1.97
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.09)	$(0.10)	$(0.11)	$(0.05)
From net realized gain on investments	(1.96)		(1.03)	(1.51)	—	—
Total distributions declared to shareholders	$(2.06)		$(1.12)	$(1.61)	$(0.11)	$(0.05)
Net asset value, end of period (x)	$15.38		$16.38	$17.61	$17.31	$13.37
Total return (%) (k)(r)(s)(x)	6.08	(c)	(0.12)	11.51	30.39	17.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)	0.79	0.80	0.80	0.80
Expenses after expense reductions (f)	0.77	(c)	0.79	0.80	0.80	0.80
Net investment income	0.70	(c)	0.56	0.81	0.55	0.74
Portfolio turnover	24		27	23	26	30
Net assets at end of period (000 omitted)	$500,924		$537,645	$542,830	$561,066	$490,630

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$16.22		$17.48	$17.19	$13.27	$11.37
Income (loss) from investment operations
Net investment income (d)	$0.07	(c)	$0.06	$0.10	$0.05	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.94		(0.21)	1.75	3.94	1.86
Total from investment operations	$1.01		$(0.15)	$1.85	$3.99	$1.92
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.08)	$(0.05)	$(0.07)	$(0.02)
From net realized gain on investments	(1.96)		(1.03)	(1.51)	—	—
Total distributions declared to shareholders	$(2.02)		$(1.11)	$(1.56)	$(0.07)	$(0.02)
Net asset value, end of period (x)	$15.21		$16.22	$17.48	$17.19	$13.27
Total return (%) (k)(r)(s)(x)	5.84	(c)	(0.33)	11.23	30.13	16.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	(c)	1.04	1.05	1.05	1.05
Expenses after expense reductions (f)	1.02	(c)	1.03	1.05	1.05	1.05
Net investment income	0.45	(c)	0.35	0.55	0.30	0.48
Portfolio turnover	24		27	23	26	30
Net assets at end of period (000 omitted)	$328,673		$337,742	$50,731	$56,699	$50,583

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$755,943,531	$—	$—	$755,943,531
France	14,727,722	15,596,644	—	30,324,366
Switzerland	—	11,368,280	—	11,368,280
Taiwan	9,028,478	—	—	9,028,478
Ireland	6,093,538	—	—	6,093,538
Brazil	6,086,956	—	—	6,086,956
United Kingdom	—	5,288,435	—	5,288,435
Mutual Funds	4,802,630	—	—	4,802,630
Total Investments	$796,682,855	$32,253,359	$—	$828,936,214

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $14,727,722 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$4,362,605	$4,497,478
Long-term capital gains	98,136,195	54,307,466
Total distributions	$102,498,800	$58,804,944

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$653,434,683
Gross appreciation	199,740,391
Gross depreciation	(24,238,860)
Net unrealized appreciation (depreciation)	$175,501,531
Undistributed ordinary income	7,751,528
Undistributed long-term capital gain	43,255,030
Other temporary differences	(6,015)

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$3,089,337	$2,812,096	$59,615,626	$33,025,044
Service Class	1,273,268	1,685,382	38,520,569	21,282,422
Total	$4,362,605	$4,497,478	$98,136,195	$54,307,466

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $60,791, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $37,061, which equated to 0.0043% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $3,407.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,713 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $91,706 and $208,551, respectively. The sales transactions resulted in net realized gains (losses) of $28,842.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $208,023,525 and $296,039,739, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	787,082	$12,902,539	362,212	$6,177,282
Service Class	1,309,257	21,063,257	1,017,638	17,272,523
	2,096,339	$33,965,796	1,379,850	$23,449,805
Shares issued in connection with acquisition of MFS Investors Growth Stock Series
Initial Class			3,851,646	$68,713,372
Service Class			18,671,119	330,665,526
			22,522,765	$399,378,898
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,936,281	$62,704,963	2,359,259	$35,837,140
Service Class	2,523,389	39,793,837	1,525,087	22,967,804
	6,459,670	$102,498,800	3,884,346	$58,804,944
Shares reacquired
Initial Class	(4,985,958)	$(80,627,877)	(4,574,581)	$(79,266,201)
Service Class	(3,046,019)	(48,912,982)	(3,296,444)	(55,593,597)
	(8,031,977)	$(129,540,859)	(7,871,025)	$(134,859,798)
Net change
Initial Class	(262,595)	$(5,020,375)	1,998,536	$31,461,593
Service Class	786,627	11,944,112	17,917,400	315,312,256
	524,032	$6,923,737	19,915,936	$346,773,849

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $5,269 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,926,148	118,575,169	(117,698,687)	4,802,630

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$17	$—	$21,748	$4,802,630

(8)	Acquisitions

At close of business on March 27, 2015, the fund with net assets of approximately $584,446,043, acquired all of the assets and liabilities of MFS Investors Growth Stock Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Investors Growth Stock Series the opportunity to participate in a larger combined portfolio with an identical investment objective, investment strategies and policies. The acquisition was accomplished by a tax-free exchange of approximately 22,522,765 shares of the fund (valued at approximately $399,378,898) for all of the assets and liabilities of MFS Investors Growth Stock Series. MFS Investors Growth Stock Series then distributed the shares of the fund that MFS Investors Growth Stock Series received from the fund to its shareholders. MFS Investors Growth Stock Series’ investments on that date were valued at approximately $399,252,356 with a cost basis of approximately $269,227,756. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Investors Growth Stock Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Massachusetts Investors Growth Stock Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the

23

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

Fund and the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $107,950,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® RESEARCH INTERNATIONAL PORTFOLIO

MFS® Variable Insurance Trust II

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.5%
Novartis AG	3.1%
Roche Holding AG	3.0%
Bayer AG	2.3%
Schneider Electric S.A.	2.1%
KDDI Corp.	1.7%
BNP Paribas	1.7%
BP PLC	1.7%
Linde AG	1.6%
Danone S.A.	1.6%

Global equity sectors
Financial Services	24.5%
Capital Goods	23.7%
Health Care	10.6%
Consumer Staples	10.0%
Technology	8.8%
Energy	8.7%
Consumer Cyclicals	8.6%
Telecommunications/Cable Television	4.4%

Issuer country weightings (x)
Japan	19.7%
Switzerland	16.4%
United Kingdom	14.1%
France	9.8%
Germany	7.0%
United States	6.1%
Australia	4.5%
Italy	3.9%
Netherlands	3.7%
Other Countries	14.8%

Currency exposure weightings (y)
Euro	27.7%
Japanese Yen	19.7%
Swiss Franc	16.4%
British Pound Sterling	14.6%
United States Dollar	7.2%
Australian Dollar	4.5%
Hong Kong Dollar	3.0%
South Korean Won	1.4%
Taiwan Dollar	1.3%
Other Currencies	4.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of –0.70%, while Service Class shares of the fund provided a total return of –0.91%. These compare with a return of 1.51% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Weak stock selection in the financial services sector detracted from performance relative to the MSCI EAFE Index. Within this sector, the timing of the fund’s ownership in shares of financial services companies HSBC (h) (United Kingdom) and Mitsubishi UFJ Financial Group (h) (Japan), and an overweight position in financial services firm Lloyds Banking Group (United Kingdom), hurt relative returns. Despite share price weakness in the first half of the reporting period, shares of HSBC recovered as results later in the period came in above market expectations owing to strong revenues and lower costs. Additionally, the company improved its Common Equity Tier 1 ratio (CET1) following significant divestment in Brazil, while the announcement of a sizable share buyback appeared to have reassured investors of a strong capital position and the ability to maintain the current dividend level.

Stock selection in both the capital goods and health care sectors also held back relative returns. Within the capital goods sector, an overweight position in Japanese-based automotive component manufacturer Denso (h) weighed on relative performance. Shares of Denso weakened in the first half of the calendar year on the back of higher-than-expected research and development expenditures, antitrust related expenses and losses on the sale of fixed assets and the appreciation of the yen, which adversely affected sales growth. Within the health care sector, the fund’s overweight positions in pharmaceutical companies Santen Pharmaceuticals (Japan), Roche Holding (Switzerland) and Novartis (Switzerland), and holdings of pharmaceutical company Valeant Pharmaceuticals International (b)(h) (Canada), dampened relative returns. The stock price of Santen Pharmaceuticals declined in December after management announced a disappointing clinical trial result for a developmental drug for treating uveitis, an inflammation of the uvea layer of the eye.

Elsewhere, the fund’s timing of ownership in shares of global energy and petrochemicals company Royal Dutch Shell (h) (United Kingdom), and an overweight position in hotel and restaurant operator Whitbread, also hampered relative results. The share price of Royal Dutch Shell strengthened, particularly during the first quarter of 2016, owing primarily to better-than-anticipated production volumes and spending reduction initiatives.

3

MFS Research International Portfolio

Management Review – continued

Contributors to Performance

Strong stock selection in the technology sector boosted relative performance. Within this sector, the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor (b) (Taiwan), and an overweight position in digital products manufacturer ARM (h) (United Kingdom), aided relative performance. Shares of Taiwan Semiconductor grew consistently during the year as cost reductions and expense controls helped the company deliver better-than-expected operating margins. Additionally, overall sales growth significantly outpaced the industry during the year which further aided the share price. Shares of ARM boosted relative performance as the company’s stock price rose after the firm was acquired by Japanese-based holding company SoftBank Group.

Elsewhere, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), mining operator Rio Tinto (Australia), air conditioning system manufacturer Daikin Industries (Japan), mining giant BHP Billiton (h) (United Kingdom), medical products and equipment manufacturer Terumo (Japan) and integrated oil company BP (United Kingdom) bolstered relative performance. Shares of Schneider Electric grew during the period on the back of increased dividends and better-than-expected gross margin figures. Additionally, not owning shares of pharmaceutical company Novo Nordisk (Denmark) and generic drug manufacturer Teva Pharmaceutical Industries (Israel) also supported relative results. Shares of Novo Nordisk slipped in the second half of the year. The company reported disappointing results owing to significant pricing pressure in the US, higher-than-anticipated foreign exchange headwinds and an upcoming patent expiry for estrogen-based drug Vagifem which, paired with lowered guidance for 2017 and reduced mid-term operating profit growth targets, negatively pressured the share price.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Victoria Higley	Thomas Melendez
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

Note to Shareholders: Effective April 29, 2016, Victoria Higley became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(0.70)%	4.70%	0.55%
Service Class	8/24/01	(0.91)%	4.44%	0.30%

Comparative benchmark
MSCI EAFE Index (f)		1.51%	7.02%	1.22%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.88%	$1,000.00	$1,024.80	$4.48
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.13%	$1,000.00	$1,024.57	$5.75
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.09% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Airlines – 0.4%
Aena S.A.	11,753	$1,604,001

Alcoholic Beverages – 0.5%
AmBev S.A., ADR	383,003	$1,880,545

Apparel Manufacturers – 1.3%
LVMH Moet Hennessy Louis Vuitton SE	27,111	$5,169,453

Automotive – 3.5%
GKN PLC	1,373,209	$5,594,026
Koito Manufacturing Co. Ltd.	71,500	3,775,562
USS Co. Ltd.	301,000	4,785,211

		$14,154,799

Broadcasting – 1.1%
WPP PLC	189,041	$4,230,809

Business Services – 3.4%
Amadeus IT Holding S.A.	72,401	$3,290,113
Cerved Information Solutions S.p.A.	119,585	990,977
Cognizant Technology Solutions Corp., “A” (a)	100,388	5,624,740
Mitsubishi Corp.	108,000	2,294,917
Nomura Research, Inc.	52,580	1,598,349

		$13,799,096

Chemicals – 0.7%
Orica Ltd.	221,697	$2,816,114

Computer Software – 0.7%
Check Point Software Technologies Ltd. (a)	32,800	$2,770,288

Construction – 1.9%
Techtronic Industries Co. Ltd.	841,000	$3,014,998
Toto Ltd.	121,100	4,779,177

		$7,794,175

Consumer Products – 3.1%
L’Oréal	34,436	$6,285,589
Reckitt Benckiser Group PLC	75,251	6,361,290

		$12,646,879

Containers – 1.2%
Brambles Ltd.	551,167	$4,916,487

Electrical Equipment – 2.6%
Legrand S.A.	33,989	$1,924,876
Schneider Electric S.A.	119,918	8,332,821

		$10,257,697

Electronics – 3.3%
Broadcom Corp.	15,397	$2,721,728
Mellanox Technologies Ltd. (a)	43,226	1,767,943
Samsung Electronics Co. Ltd.	2,169	3,204,823
Taiwan Semiconductor Manufacturing Co. Ltd.	971,804	5,442,139

		$13,136,633

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 1.8%
Cairn Energy PLC (a)	556,241	$1,611,837
Galp Energia SGPS S.A., “B”	218,006	3,240,677
Oil Search Ltd.	454,813	2,353,308

		$7,205,822

Energy – Integrated – 2.9%
BP PLC	1,084,625	$6,739,310
Eni S.p.A.	305,217	4,948,502

		$11,687,812

Food & Beverages – 5.1%
Danone S.A.	102,992	$6,518,915
Nestle S.A.	195,001	13,988,828

		$20,507,743

Food & Drug Stores – 0.9%
Sundrug Co. Ltd.	51,000	$3,530,182

Gaming & Lodging – 0.5%
Paddy Power PLC	17,877	$1,933,274

General Merchandise – 0.4%
PriceSmart, Inc.	21,377	$1,784,980

Insurance – 6.2%
AIA Group Ltd.	1,036,400	$5,799,969
AMP Ltd.	855,678	3,103,926
Aon PLC	39,916	4,451,831
Hiscox Ltd.	204,520	2,560,710
Swiss Re Ltd.	38,061	3,606,881
Zurich Insurance Group AG	19,905	5,467,137

		$24,990,454

Internet – 1.4%
Alibaba Group Holding Ltd., ADR (a)	36,399	$3,196,196
NAVER Corp. (a)	3,703	2,371,669

		$5,567,865

Machinery & Tools – 4.7%
Daikin Industries Ltd.	58,900	$5,394,048
GEA Group AG	95,791	3,839,627
Kubota Corp.	376,300	5,356,907
Schindler Holding AG	24,429	4,301,780

		$18,892,362

Major Banks – 5.6%
Barclays PLC	1,784,024	$4,900,662
BNP Paribas	106,680	6,799,568
Lloyds Banking Group PLC	7,009,505	5,390,535
Sumitomo Mitsui Financial Group, Inc.	141,700	5,371,855

		$22,462,620

Medical Equipment – 0.3%
Terumo Corp.	34,500	$1,271,046

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 1.7%
Iluka Resources Ltd.	375,814	$1,964,380
Rio Tinto Ltd.	130,459	4,967,961

		$6,932,341

Natural Gas – Distribution – 1.3%
China Resources Gas Group Ltd.	876,000	$2,455,140
Engie	228,146	2,906,509

		$5,361,649

Natural Gas – Pipeline – 1.3%
APA Group	454,254	$2,809,353
Enbridge, Inc.	58,546	2,463,672

		$5,273,025

Oil Services – 0.4%
Technip	21,153	$1,501,068

Other Banks & Diversified Financials – 10.3%
ABN AMRO Group N.V., GDR	122,604	$2,716,695
Aeon Credit Service Co. Ltd.	264,600	4,680,327
DnB NOR A.S.A.	270,038	4,015,226
Element Fleet Management Corp.	188,505	1,749,356
HDFC Bank Ltd., ADR	61,016	3,702,451
Intesa Sanpaolo S.p.A.	2,242,577	5,726,936
Julius Baer Group Ltd.	59,824	2,657,213
KBC Groep N.V.	69,891	4,328,170
Mastercard, Inc., “A”	50,714	5,236,221
UBS AG	409,989	6,421,806

		$41,234,401

Pharmaceuticals – 10.3%
Bayer AG	87,600	$9,140,993
Novartis AG	169,978	12,369,017
Roche Holding AG	53,267	12,137,057
Santen Pharmaceutical Co. Ltd.	428,600	5,234,272
Shionogi & Co. Ltd.	48,900	2,333,269

		$41,214,608

Printing & Publishing – 1.5%
RELX N.V.	362,756	$6,097,745

Real Estate – 2.4%
LEG Immobilien AG	69,351	$5,380,010
Mitsui Fudosan Co. Ltd.	182,000	4,199,717

		$9,579,727

Restaurants – 0.9%
Whitbread PLC	44,107	$2,050,286
Yum China Holdings, Inc. (a)	66,843	1,745,939

		$3,796,225

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 6.4%
Akzo Nobel N.V.	94,779	$5,919,086
Croda International PLC	106,624	4,182,795
Linde AG	40,135	6,581,103
Nippon Paint Holdings Co. Ltd.	89,200	2,417,506
Sika AG	693	3,329,231
Symrise AG	54,188	3,298,682

		$25,728,403

Specialty Stores – 1.6%
Dufry AG (a)	14,083	$1,756,399
Esprit Holdings Ltd. (a)	1,014,000	791,097
Just Eat PLC (a)	274,260	1,972,218
Ryohin Keikaku Co. Ltd.	9,000	1,759,808

		$6,279,522

Telecommunications – Wireless – 3.4%
KDDI Corp.	272,500	$6,880,055
SoftBank Corp.	61,900	4,086,474
Vodafone Group PLC	1,103,093	2,713,030

		$13,679,559

Telephone Services – 1.0%
BT Group PLC	749,662	$3,394,728
Hellenic Telecommunications Organization S.A.	76,506	719,169

		$4,113,897

Tobacco – 1.3%
Japan Tobacco, Inc.	161,500	$5,311,709

Trucking – 1.0%
Yamato Holdings Co. Ltd.	194,900	$3,950,969

Utilities – Electric Power – 1.0%
Enel S.p.A.	917,516	$4,037,641

Total Common Stocks (Identified Cost, $396,976,405)		$399,103,625

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $2,422,703)	2,422,703	$2,422,703

Total Investments (Identified Cost, $399,399,108)		$401,526,328

OTHER ASSETS, LESS LIABILITIES – 0.1%		364,425

NET ASSETS – 100.0%		$401,890,753

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $396,976,405)	$399,103,625
Underlying affiliated funds, at value (identified cost, $2,422,703)	2,422,703
Total investments, at value (identified cost, $399,399,108)	$401,526,328
Foreign currency, at value (identified cost, $204,010)	205,378
Receivables for
Investments sold	814,843
Fund shares sold	125,146
Interest and dividends	1,151,151
Other assets	342
Total assets		$403,823,188
Liabilities
Payables for
Investments purchased	$1,517,691
Fund shares reacquired	230,090
Payable to affiliates
Investment adviser	29,882
Shareholder servicing costs	108
Distribution and/or service fees	1,700
Payable for independent Trustees’ compensation	65
Accrued expenses and other liabilities	152,899
Total liabilities		$1,932,435
Net assets		$401,890,753
Net assets consist of
Paid-in capital	$409,631,588
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,056,313
Accumulated net realized gain (loss) on investments and foreign currency	(17,030,768)
Undistributed net investment income	7,233,620
Net assets		$401,890,753
Shares of beneficial interest outstanding		29,748,031

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$318,753,049	23,534,242	$13.54
Service Class	83,137,704	6,213,789	13.38

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$12,305,488
Interest	47,099
Dividends from underlying affiliated funds	11,406
Other	31,097
Foreign taxes withheld	(964,135)
Total investment income		$11,430,955
Expenses
Management fee	$3,669,526
Distribution and/or service fees	214,682
Shareholder servicing costs	17,685
Administrative services fee	73,192
Independent Trustees’ compensation	11,035
Custodian fee	138,358
Reimbursement of custodian expenses	(192,739)
Shareholder communications	52,851
Audit and tax fees	63,741
Legal fees	3,469
Miscellaneous	22,431
Total expenses		$4,074,231
Reduction of expenses by investment adviser	(28,931)
Net expenses		$4,045,300
Net investment income		$7,385,655
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $426 country tax)	$(4,849,601)
Underlying affiliated funds	(276)
Foreign currency	(262,166)
Net realized gain (loss) on investments and foreign currency		$(5,112,043)
Change in unrealized appreciation (depreciation)
Investments	$(1,482,306)
Translation of assets and liabilities in foreign currencies	(2,140)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,484,446)
Net realized and unrealized gain (loss) on investments and foreign currency		$(6,596,489)
Change in net assets from operations		$789,166

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$7,385,655	$6,444,865
Net realized gain (loss) on investments and foreign currency	(5,112,043)	(7,729,463)
Net unrealized gain (loss) on investments and foreign currency translation	(1,484,446)	(11,734,834)
Change in net assets from operations	$789,166	$(13,019,432)
Distributions declared to shareholders
From net investment income	$(6,410,697)	$(8,316,948)
From net realized gain on investments	—	(3,582,010)
Total distributions declared to shareholders	$(6,410,697)	$(11,898,958)
Change in net assets from fund share transactions	$4,052,321	$100,994,304
Total change in net assets	$(1,569,210)	$76,075,914
Net assets
At beginning of period	403,459,963	327,384,049
At end of period (including undistributed net investment income of $7,233,620 and $6,368,721, respectively)	$401,890,753	$403,459,963

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS   |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$13.85		$14.56	$16.09	$13.62	$11.94
Income (loss) from investment operations
Net investment income (d)	$0.25	(c)	$0.24	$0.39	$0.25	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)		(0.52)	(1.46)	2.33	1.77
Total from investment operations	$(0.09)		$(0.28)	$(1.07)	$2.58	$1.96
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.30)	$(0.30)	$(0.11)	$(0.28)
From net realized gain on investments	—		(0.13)	(0.16)	—	—
Total distributions declared to shareholders	$(0.22)		$(0.43)	$(0.46)	$(0.11)	$(0.28)
Net asset value, end of period (x)	$13.54		$13.85	$14.56	$16.09	$13.62
Total return (%) (k)(r)(s)(x)	(0.70	)(c)	(1.96)	(6.88)	19.01	16.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	(c)	1.00	1.00	1.00	1.07
Expenses after expense reductions (f)	0.94	(c)	1.00	0.99	0.99	1.07
Net investment income	1.87	(c)	1.61	2.49	1.68	1.44
Portfolio turnover	41		38	27	35	46
Net assets at end of period (000 omitted)	$318,753		$305,502	$253,001	$286,763	$269,211
See Notes to Financial Statements

12

MFS Research International Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$13.68		$14.39	$15.91	$13.46	$11.80
Income (loss) from investment operations
Net investment income (d)	$0.21	(c)	$0.20	$0.36	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)		(0.51)	(1.47)	2.31	1.67
Total from investment operations	$(0.12)		$(0.31)	$(1.11)	$2.52	$1.90
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.27)	$(0.25)	$(0.07)	$(0.24)
From net realized gain on investments	—		(0.13)	(0.16)	—	—
Total distributions declared to shareholders	$(0.18)		$(0.40)	$(0.41)	$(0.07)	$(0.24)
Net asset value, end of period (x)	$13.38		$13.68	$14.39	$15.91	$13.46
Total return (%) (k)(r)(s)(x)	(0.91	)(c)	(2.20)	(7.16)	18.77	16.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	(c)	1.25	1.25	1.25	1.34
Expenses after expense reductions (f)	1.19	(c)	1.25	1.24	1.24	1.34
Net investment income	1.58	(c)	1.36	2.30	1.45	1.87
Portfolio turnover	41		38	27	35	46
Net assets at end of period (000 omitted)	$83,138		$97,958	$74,383	$92,773	$91,341

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Research International Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$8,841,891	$70,169,470	$—	$79,011,361
Switzerland	44,129,373	21,905,974	—	66,035,347
United Kingdom	6,203,028	50,467,171	—	56,670,199
France	13,085,157	26,353,642	—	39,438,799
Germany	12,439,675	15,800,740	—	28,240,415
United States	21,587,442	—	—	21,587,442
Australia	5,162,661	12,800,906	—	17,963,567
Italy	5,726,936	9,977,120	—	15,704,056
Netherlands	2,716,695	12,016,831	—	14,733,526
Other Countries	36,413,399	23,305,514	—	59,718,913
Mutual Funds	2,422,703	—	—	2,422,703
Total Investments	$158,728,960	$242,797,368	$—	$401,526,328

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $19,911,053 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $90,908,135 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower

15

MFS Research International Portfolio

Notes to Financial Statements – continued

default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$6,410,697	$9,195,865
Long-term capital gains	—	2,703,093
Total distributions	$6,410,697	$11,898,958

16

MFS Research International Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$402,226,749
Gross appreciation	28,388,548
Gross depreciation	(29,088,969)
Net unrealized appreciation (depreciation)	$(700,421)
Undistributed ordinary income	7,281,177
Capital loss carryforwards	(14,203,127)
Other temporary differences	(118,464)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
12/31/17	$(2,184,929)

Post-enactment losses which are characterized as follows:
Long-Term	$(12,018,198)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$5,253,219	$6,429,230	$—	$2,700,893
Service Class	1,157,478	1,887,718	—	881,117
Total	$6,410,697	$8,316,948	$—	$3,582,010

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $28,931, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

17

MFS Research International Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $15,402, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,283.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0180% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $808 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,579,504 and $1,755,313, respectively. The sales transactions resulted in net realized gains (losses) of $266,243.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $177,302,855 and $166,721,435, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,041,108	$51,331,181	897,592	$12,867,985
Service Class	772,122	10,322,971	757,915	11,035,640
	4,813,230	$61,654,152	1,655,507	$23,903,625
Shares issued in connection with acquisition of MFS Research International Series Fund
Initial Class			6,908,974	$107,365,457
Service Class			2,534,997	38,912,199
			9,443,971	$146,277,656
Shares issued to shareholders in reinvestment of distributions
Initial Class	374,695	$5,253,219	655,429	$9,130,123
Service Class	83,512	1,157,478	201,077	2,768,835
	458,207	$6,410,697	856,506	$11,898,958

18

MFS Research International Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(2,945,541)	$(40,269,094)	(3,773,580)	$(58,657,091)
Service Class	(1,804,269)	(23,743,434)	(1,499,403)	(22,428,844)
	(4,749,810)	$(64,012,528)	(5,272,983)	$(81,085,935)
Net change
Initial Class	1,470,262	$16,315,306	4,688,415	$70,706,474
Service Class	(948,635)	(12,262,985)	1,994,586	30,287,830
	521,627	$4,052,321	6,683,001	$100,994,304

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 30%, 10%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,521 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,991,559	79,823,326	(79,392,182)	2,422,703

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(276)	$—	$11,406	$2,422,703

(8)	Acquisitions

At close of business on March 27, 2015, the fund with net assets of approximately $336,203,665, acquired all of the assets and liabilities of MFS Research International Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Research International Series the opportunity to participate in a larger combined portfolio with an identical investment objective, investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 9,443,971 shares of the fund (valued at approximately $146,277,656) for all of the assets and liabilities of MFS Research International Series. MFS Research International Series then distributed the shares of the fund that MFS Research International Series received from the fund to its shareholders. MFS Research International Series’ investments on that date were valued at approximately $141,953,349 with a cost basis of approximately $135,092,624. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Research International Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Victoria Higley Thomas Melendez

22

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the substandard relative performance of the Fund’s retail counterpart, MFS Research International Fund, which has substantially similar investment strategies and experiences substantially similar investment performance as the Fund, at the time of their contract review meetings in 2015, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the performance of the Fund’s retail counterpart and MFS’ efforts to improve the performance of

23

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

the Fund’s retail counterpart. The Trustees further noted that MFS Research International Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2015, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $10,761,522. The fund intends to pass through foreign tax credits of $820,150 for the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® STRATEGIC INCOME PORTFOLIO

MFS® Variable Insurance Trust II

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	43.0%
High Yield Corporates	37.3%
U.S. Treasury Securities	5.1%
Collateralized Debt Obligations	4.1%
Emerging Markets Bonds	3.5%
Commercial Mortgage-Backed Securities	2.7%
Floating Rate Loans	1.3%
Asset-Backed Securities	0.7%
Mortgage-Backed Securities	0.6%
U.S. Government Agencies	0.4%

Composition including fixed income credit quality (a)(i)
AAA	2.4%
AA	1.9%
A	12.5%
BBB	34.1%
BB	20.7%
B	15.4%
CCC	4.8%
CC (o)	0.0%
C	0.5%
D	0.1%
U.S. Government	4.8%
Federal Agencies	1.0%
Not Rated	0.5%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	1.6%
Other	(0.3)%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	7.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

2

MFS Strategic Income Portfolio

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

3

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of 8.24%, while Service Class shares of the fund provided a total return of 8.00%. These compare with a return of 2.65% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (formerly “Barclays U.S. Aggregate Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to both industrials and financial institutions contributed to performance as these sectors outperformed the benchmark during the reporting period. A lesser exposure to securities within both the treasury and mortgage-backed securities (MBS) agency fixed rate sectors also benefited relative returns. The fund’s average shorter duration (d) stance during the reporting period was another positive factor for relative performance, as yields generally increased across the curve.

The combination of security selection and an overweight position within “BBB” rated (r) bonds negatively impacted the fund’s relative performance during the reporting period.

Respectfully,

William Adams	Ward Brown	Philipp Burgener	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Alexander Mackey	Joshua Marston	Robert Persons	Matt Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

4

MFS Strategic Income Portfolio

Management Review – continued

Note to Shareholders: During the reporting period ended December 31, 2016, James Calmas was a Portfolio Manager of the Fund. Effective February 1, 2017, James Calmas is no longer a Portfolio Manager of the Fund. Effective February 1, 2017, Philipp Burgener and Alexander Mackey became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	8.24%	4.21%	5.01%
Service Class	8/24/01	8.00%	3.96%	4.74%

Comparative benchmark
Bloomberg Barclays U.S. Aggregate Bond Index (f)		2.65%	2.23%	4.34%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.62%	$1,000.00	$1,011.33	$3.13
	Hypothetical (h)	0.62%	$1,000.00	$1,022.02	$3.15
Service Class	Actual	0.88%	$1,000.00	$1,010.58	$4.45
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.80%, $4.04 and $4.06 for Initial Class and 1.05%, $5.31 and $5.33 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

7

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 62.7%
Asset-Backed & Securitized – 7.4%
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	$100,000	$100,001
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040 (z)	227,943	173,885
Cent CLO LP, 2012-16AR, “A1AR”, FRN, 4.085%, 8/01/2024 (z)	315,000	315,014
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	361,134
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.934%, 9/15/2039	91,624	92,949
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.687%, 6/15/2039	350,000	353,295
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)	638,983	77,100
Dryden Senior Loan Fund, 2014-31A, “C”, CLO, FRN, 3.731%, 4/18/2026 (z)	280,000	279,626
Eaton Vance CDO Ltd., 2014-1A, “B”. FRN, 2.93%, 7/15/2026 (z)	310,000	308,499
Falcon Franchise Loan LLC, FRN, 7.156%, 1/05/2023 (i)(z)	12,200	498
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043 (i)(q)(z)	10,117	49
First Union-Lehman Brothers Bank of America, FRN, 1.073%, 11/18/2035 (i)	543,928	4,948
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 2.057%, 1/19/2025 (n)	409,154	408,352
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.753%, 6/15/2049	293,049	295,509
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.086%, 2/18/2030 (i)	23,323	1
Morgan Stanley Capital I Trust, “AM”, FRN, 5.689%, 4/15/2049	300,000	293,942
Morgan Stanley Capital I, Inc., FRN, 1.481%, 4/28/2039 (i)(z)	397,241	2,765
Race Point CLO Ltd., “C”, FRN, 3.711%, 2/20/2025 (n)	337,173	337,138
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	85,151	84,744
Voya CLO Ltd., FRN, 3.83%, 10/15/2022 (n)	421,466	421,452

		$3,910,901

Automotive – 2.3%
Ford Motor Credit Co. LLC, FRN, 1.816%, 1/09/2018	$390,000	$391,147
General Motors Financial Co., Inc., 2.625%, 7/10/2017	168,000	168,905
General Motors Financial Co., Inc., 3.45%, 4/10/2022	273,000	269,704
Hyundai Capital America, 2%, 3/19/2018 (n)	234,000	233,927
Hyundai Capital America, 2.4%, 10/30/2018 (n)	158,000	158,628

		$1,222,311

Issuer	Shares/Par	Value ($)
BONDS – continued
Biotechnology – 0.5%
Life Technologies Corp., 6%, 3/01/2020	$240,000	$261,291

Broadcasting – 0.5%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$102,000	$101,372
Time Warner, Inc., 3.8%, 2/15/2027	142,000	140,753

		$242,125

Building – 1.0%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$215,000	$218,195
Martin Marietta Materials, Inc., FRN, 1.937%, 6/30/2017	300,000	300,516

		$518,711

Business Services – 0.1%
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	$65,000	$66,118

Cable TV – 1.6%
Charter Communications Operating LLC, 3.579%, 7/23/2020	$200,000	$203,905
Cox Communications, Inc., 3.25%, 12/15/2022 (n)	306,000	297,729
Time Warner Cable, Inc., 8.25%, 4/01/2019	310,000	348,218

		$849,852

Chemicals – 0.6%
Dow Chemical Co., 8.55%, 5/15/2019	$280,000	$320,778

Computer Software – 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$189,000	$204,477
Microsoft Corp., 3.125%, 11/03/2025	314,000	317,073

		$521,550

Conglomerates – 1.1%
General Electric Capital Corp., 6%, 8/07/2019	$80,000	$88,351
General Electric Capital Corp., 5.5%, 1/08/2020	205,000	224,483
Johnson Controls International PLC, 5.7%, 3/01/2041	260,000	294,247

		$607,081

Consumer Products – 1.0%
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	$110,000	$111,907
Newell Rubbermaid, Inc., 4.2%, 4/01/2026	138,000	143,845
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	259,000	263,829

		$519,581

Consumer Services – 0.8%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$400,000	$401,400

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Defense Electronics – 0.2%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$100,000	$109,049

Electrical Equipment – 0.2%
Arrow Electronics, Inc., 3%, 3/01/2018	$84,000	$84,946

Emerging Market Quasi-Sovereign – 0.5%
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024	$158,930	$180,386
Petrobras Global Finance B.V., 8.375%, 5/23/2021	2,000	2,155
Petroleos Mexicanos, 6.5%, 6/02/2041	80,000	74,924

		$257,465

Emerging Market Sovereign – 0.5%
Republic of Hungary, 5.375%, 2/21/2023	$146,000	$158,242
United Mexican States, 4%, 10/02/2023	86,000	86,198

		$244,440

Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 10/01/2020	$75,000	$80,420
BP Capital Markets PLC, 4.742%, 3/11/2021	220,000	239,785

		$320,205

Financial Institutions – 0.8%
CIT Group, Inc., 3.875%, 2/19/2019	$240,000	$245,100
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	200,000	201,426

		$446,526

Food & Beverages – 4.6%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/2026	$486,000	$492,624
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	205,000	213,765
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	154,000	156,570
Coca-Cola Bottling Co. Consolidated, 3.8%, 11/25/2025	310,000	310,888
Kerry Group Financial Services, 3.2%, 4/09/2023 (n)	320,000	305,860
Kraft Heinz Foods Co., 6.125%, 8/23/2018	250,000	266,449
Pernod Ricard S.A., 4.45%, 1/15/2022 (n)	150,000	158,993
Tyson Foods, Inc., 4.5%, 6/15/2022	124,000	131,821
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	91,000	91,797
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	277,000	284,532

		$2,413,299

Food & Drug Stores – 0.8%
CVS Health Corp., 3.875%, 7/20/2025	$257,000	$264,779
Walgreens Boots Alliance, Inc., 3.3%, 11/18/2021	176,000	179,137

		$443,916

Insurance – 1.2%
American International Group, Inc., 3.75%, 7/10/2025	$294,000	$295,516
Unum Group, 4%, 3/15/2024	323,000	323,946

		$619,462

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Health – 1.1%
Aetna, Inc., 3.2%, 6/15/2026	$298,000	$294,367
UnitedHealth Group, Inc., 3.75%, 7/15/2025	299,000	309,124

		$603,491

Insurance – Property & Casualty – 1.2%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$310,000	$308,773
AXIS Capital Holdings Ltd., 5.875%, 6/01/2020	90,000	98,586
Liberty Mutual Group, Inc., 4.95%, 5/01/2022 (n)	187,000	203,833

		$611,192

Major Banks – 6.8%
Bank of America Corp., 2.151%, 11/09/2020	$100,000	$98,636
Bank of America Corp., 4.125%, 1/22/2024	325,000	337,380
Bank of America Corp., 4.183%, 11/25/2027	260,000	259,768
Barclays PLC, 3.25%, 1/12/2021	425,000	425,414
Goldman Sachs Group, Inc., 5.75%, 1/24/2022	334,000	375,132
Goldman Sachs Group, Inc., FRN, 1.901%, 10/23/2019	160,000	161,295
ING Bank N.V., 5.8%, 9/25/2023 (n)	322,000	353,448
JPMorgan Chase & Co., 4.625%, 5/10/2021	230,000	247,439
Merrill Lynch & Co., Inc., 6.4%, 8/28/2017	120,000	123,676
Morgan Stanley, 7.3%, 5/13/2019	100,000	111,384
Morgan Stanley, 5.625%, 9/23/2019	200,000	216,694
Morgan Stanley, 3.7%, 10/23/2024	277,000	279,955
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	380,000	394,299
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	239,000	226,453

		$3,610,973

Medical & Health Technology & Services – 0.3%
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	$140,000	$139,790

Medical Equipment – 0.3%
Abbott Laboratories, 3.4%, 11/30/2023	$154,000	$153,241

Metals & Mining – 1.9%
Barrick Gold Corp., 4.1%, 5/01/2023	$106,000	$108,629
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	130,000	129,025
Freeport-McMoRan, Inc., 3.1%, 3/15/2020	200,000	195,000
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	140,000	139,409
Glencore Funding LLC, 4.125%, 5/30/2023 (z)	158,000	159,002
Glencore Funding LLC, 4%, 4/16/2025 (z)	84,000	82,320
Kinross Gold Corp., 5.95%, 3/15/2024	217,000	219,713

		$1,033,098

Midstream – 3.0%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$245,000	$243,942
Enterprise Products Partners LP, 6.3%, 9/15/2017	230,000	237,201
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	320,000	346,578

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
ONEOK Partners LP, 3.2%, 9/15/2018	$120,000	$122,598
Spectra Energy Capital LLC, 8%, 10/01/2019	230,000	261,484
Williams Cos., Inc., 3.7%, 1/15/2023	74,000	71,410
Williams Cos., Inc., 4.55%, 6/24/2024	295,000	292,788

		$1,576,001

Mortgage-Backed – 0.6%
Fannie Mae, 6%, 5/01/2017	$512	$514
Fannie Mae, 5.5%, 3/01/2020 - 9/01/2034	36,188	38,830
Fannie Mae, 6.5%, 4/01/2032	29,637	34,223
Freddie Mac, 4.224%, 3/25/2020	241,289	257,005

		$330,572

Network & Telecom – 1.5%
AT&T, Inc., 2.45%, 6/30/2020	$310,000	$307,622
Verizon Communications, Inc., 5.15%, 9/15/2023	334,000	368,933
Verizon Communications, Inc., FRN, 1.763%, 6/17/2019	140,000	141,273

		$817,828

Oils – 0.7%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$140,000	$138,096
Valero Energy Corp., 3.4%, 9/15/2026	246,000	235,321

		$373,417

Other Banks & Diversified Financials – 2.7%
Citigroup, Inc., FRN, 2.074%, 8/02/2021	$270,000	$272,893
Citizens Financial Group, Inc., 4.3%, 12/03/2025	192,000	194,777
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	259,000	316,182
Intesa Sanpaolo S.p.A., 5.017%, 6/26/2024 (n)	445,000	410,806
Lloyds Bank PLC, 5.8%, 1/13/2020 (n)	210,000	229,402

		$1,424,060

Pharmaceuticals – 1.8%
Actavis Funding SCS, 4.75%, 3/15/2045	$282,000	$276,323
Gilead Sciences, Inc., 3.65%, 3/01/2026	209,000	211,620
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875%, 9/23/2023	318,000	301,892
Teva Pharmaceutical Industries Ltd., 3.15%, 10/01/2026	174,000	160,174

		$950,009

Pollution Control – 0.4%
Republic Services, Inc., 5.25%, 11/15/2021	$210,000	$233,265

Railroad & Shipping – 0.3%
Panama Canal Railway Co., 7%, 11/01/2026 (n)	$150,800	$149,292

Real Estate – Apartment – 0.6%
AvalonBay Communities, Inc., REIT, 2.9%, 10/15/2026	$320,000	$302,370

Issuer	Shares/Par	Value ($)
BONDS – continued
Real Estate – Healthcare – 0.6%
HCP, Inc., REIT, 5.375%, 2/01/2021	$236,000	$257,616
Welltower, Inc., REIT, 2.25%, 3/15/2018	81,000	81,336

		$338,952

Real Estate – Office – 0.4%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$66,000	$67,971
Vornado Realty LP, REIT, 2.5%, 6/30/2019	165,000	165,516

		$233,487

Real Estate – Retail – 0.7%
Kimco Realty Corp., REIT, 6.875%, 10/01/2019	$58,000	$64,943
Kimco Realty Corp., REIT, 2.8%, 10/01/2026	119,000	110,582
Realty Income Corp., REIT, 3%, 1/15/2027	233,000	219,027

		$394,552

Supranational – 1.1%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$210,000	$211,260
Corporacion Andina de Fomento, 4.375%, 6/15/2022	340,000	360,692

		$571,952

Telecommunications – Wireless – 0.5%
SBA Tower Trust, 2.898%, 10/15/2044 (n)	$255,000	$256,809

Tobacco – 1.2%
Altria Group, Inc., 9.25%, 8/06/2019	$76,000	$89,640
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	208,000	213,305
Reynolds American, Inc., 8.125%, 6/23/2019	173,000	197,285
Reynolds American, Inc., 6.875%, 5/01/2020	120,000	136,182

		$636,412

U.S. Government Agencies and Equivalents – 0.4%
Small Business Administration, 6.35%, 4/01/2021	$4,998	$5,306
Small Business Administration, 4.77%, 4/01/2024	36,391	38,285
Small Business Administration, 4.99%, 9/01/2024	27,203	28,922
Small Business Administration, 4.86%, 1/01/2025	34,343	36,108
Small Business Administration, 4.625%, 2/01/2025	48,340	50,938
Small Business Administration, 5.11%, 8/01/2025	39,423	42,053

		$201,612

U.S. Treasury Obligations – 4.8%
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	$2,850,000	$2,532,633

Utilities – Electric Power – 2.5%
Dominion Resources, Inc., 3.9%, 10/01/2025	$168,000	$171,293
EDP Finance B.V., 5.25%, 1/14/2021 (n)	200,000	211,420
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	140,000	144,288
Exelon Generation Co. LLC, 5.2%, 10/01/2019	135,000	144,622

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
Exelon Generation Co. LLC, 4.25%, 6/15/2022	$128,000	$132,356
Oncor Electric Delivery Co., 4.1%, 6/01/2022	245,000	261,394
Southern Co., 5.5% to 3/15/2022, FRN to 3/15/2057	270,000	272,716

		$1,338,089

Total Bonds (Identified Cost, $33,109,159)		$33,194,104

COMMON STOCKS – 0.0%
Energy – Independent – 0.0%
Pacific Exploration & Production Corp. (a) (Identified Cost, $106,984)	594	$24,173

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – 35.3%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $20,190,373)	2,028,247	$18,680,157

MONEY MARKET FUNDS – 1.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $859,396)	859,396	$859,396

Total Investments (Identified Cost, $54,265,912)		$52,757,830

OTHER ASSETS, LESS LIABILITIES – 0.4%		209,417

NET ASSETS – 100.0%		$52,967,247

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,248,102, representing 13.7% of net assets.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040	3/01/06	$227,943	$173,885
Cent CLO LP, 2012-16AR, “A1AR”, FRN, 4.085%, 8/01/2024	5/04/16	315,000	315,014
Dryden Senior Loan Fund, 2014-31A, “C”, CLO, FRN, 3.731%, 4/18/2026	1/29/16	263,577	279,626
Eaton Vance CDO Ltd., 2014-1A, “B”. FRN, 2.93%, 7/15/2026	7/21/16	307,398	308,499
Falcon Franchise Loan LLC, FRN, 7.156%, 1/05/2023	1/18/02	1,786	498
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043	12/11/03	14	49
Glencore Funding LLC, 4.125%, 5/30/2023	12/01/16-12/19/16	158,004	159,002
Glencore Funding LLC, 4%, 4/16/2025	12/01/16-12/16/16	82,603	82,320
Morgan Stanley Capital I, Inc., FRN, 1.481%, 4/28/2039	7/20/04	5,076	2,765
Total Restricted Securities			$1,321,658
% of Net assets			2.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	NOK	Citibank N.A.	20,996	3/10/17	$2,501	$2,432	$69
BUY	SEK	Citibank N.A.	6,636	3/10/17	730	731	1

							$70

Liability Derivatives
BUY	AUD	Westpac Banking Corp.	17,140	3/10/17	$12,755	$12,349	$(406)
BUY	DKK	Citibank N.A.	8,317	3/10/17	1,208	1,182	(26)
BUY	EUR	Citibank N.A.	2,362	3/10/17	2,542	2,494	(48)
BUY	GBP	Merrill Lynch International	4,460	3/10/17	5,665	5,505	(160)
BUY	JPY	Goldman Sachs International	68,643	3/10/17	606	589	(17)
BUY	NZD	JPMorgan Chase Bank N.A.	2,820	3/10/17	2,013	1,955	(58)

							$(715)

Futures Contracts at 12/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	23	$2,858,469	March - 2017	$12,135

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	20	$3,013,125	March - 2017	$(4,083)

At December 31, 2016, the fund had liquid securities with an aggregate value of $72,868 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

12

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $33,216,143)	$33,218,277
Underlying affiliated funds, at value (identified cost, $21,049,769)	19,539,553
Total investments, at value (identified cost, $54,265,912)		$52,757,830
Cash	9,754
Receivables for
Forward foreign currency exchange contracts	70
Daily variation margin on open futures contracts	4,022
Investments sold	35,026
Fund shares sold	1,563
Interest	320,102
Receivable from investment adviser	6,844
Total assets		$53,135,211
Liabilities
Payables for
Forward foreign currency exchange contracts	$715
Investments purchased	1,374
Fund shares reacquired	98,858
Payable to affiliates
Shareholder servicing costs	93
Distribution and/or service fees	180
Payable for independent Trustees’ compensation	33
Accrued expenses and other liabilities	66,711
Total liabilities		$167,964
Net assets		$52,967,247
Net assets consist of
Paid-in capital	$54,219,454
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,500,675)
Accumulated net realized gain (loss) on investments and foreign currency	(2,099,430)
Undistributed net investment income	2,347,898
Net assets		$52,967,247
Shares of beneficial interest outstanding		5,460,206

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$44,191,013	4,549,200	$9.71
Service Class	8,776,234	911,006	9.63

See Notes to Financial Statements

13

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$1,392,789
Dividends from underlying affiliated funds	1,253,709
Other	8,235
Total investment income		$2,654,733
Expenses
Management fee	$387,094
Distribution and/or service fees	22,702
Shareholder servicing costs	14,725
Administrative services fee	18,325
Independent Trustees’ compensation	3,160
Custodian fee	9,483
Reimbursement of custodian expenses	(49,089)
Shareholder communications	12,128
Audit and tax fees	75,490
Legal fees	5,488
Miscellaneous	17,236
Total expenses		$516,742
Reduction of expenses by investment adviser	(99,887)
Net expenses		$416,855
Net investment income		$2,237,878
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$444,968
Underlying affiliated funds	(71,201)
Futures contracts	61,466
Foreign currency	82,580
Net realized gain (loss) on investments and foreign currency		$517,813
Change in unrealized appreciation (depreciation)
Investments	$1,729,198
Futures contracts	(7,857)
Translation of assets and liabilities in foreign currencies	(83,927)
Net unrealized gain (loss) on investments and foreign currency translation		$1,637,414
Net realized and unrealized gain (loss) on investments and foreign currency		$2,155,227
Change in net assets from operations		$4,393,105

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$2,237,878	$2,377,328
Net realized gain (loss) on investments and foreign currency	517,813	(43,379)
Net unrealized gain (loss) on investments and foreign currency translation	1,637,414	(3,321,251)
Change in net assets from operations	$4,393,105	$(987,302)
Distributions declared to shareholders
From net investment income	$(1,657,951)	$(3,552,545)
Change in net assets from fund share transactions	$(6,737,895)	$(9,033,727)
Total change in net assets	$(4,002,741)	$(13,573,574)
Net assets
At beginning of period	56,969,988	70,543,562
At end of period (including undistributed net investment income of $2,347,898 and $1,569,941, respectively)	$52,967,247	$56,969,988

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.25		$10.01	$10.01	$10.19	$9.74
Income (loss) from investment operations
Net investment income (d)	$0.40	(c)	$0.37	$0.41	$0.42	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.37		(0.55)	(0.08)	(0.28)	0.56
Total from investment operations	$0.77		$(0.18)	$0.33	$0.14	$1.00
Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.58)	$(0.33)	$(0.32)	$(0.55)
Net asset value, end of period (x)	$9.71		$9.25	$10.01	$10.01	$10.19
Total return (%) (k)(r)(s)(x)	8.24	(c)	(1.85)	3.27	1.46	10.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.89	(c)	0.96	0.94	1.00	1.02
Expenses after expense reductions (f)(h)	0.71	(c)	0.80	0.80	0.85	0.90
Net investment income	4.09	(c)	3.74	4.05	4.18	4.35
Portfolio turnover	21		31	21	28	40
Net assets at end of period (000 omitted)	$44,191		$47,422	$59,824	$63,319	$43,564

See Notes to Financial Statements

16

MFS Strategic Income Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.17		$9.92	$9.93	$10.12	$9.67
Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.34	$0.39	$0.39	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.37		(0.54)	(0.09)	(0.28)	0.56
Total from investment operations	$0.74		$(0.20)	$0.30	$0.11	$0.97
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.55)	$(0.31)	$(0.30)	$(0.52)
Net asset value, end of period (x)	$9.63		$9.17	$9.92	$9.93	$10.12
Total return (%) (k)(r)(s)(x)	8.00	(c)	(2.06)	2.99	1.18	10.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	(c)	1.21	1.19	1.25	1.27
Expenses after expense reductions (f)(h)	0.97	(c)	1.05	1.05	1.10	1.15
Net investment income	3.83	(c)	3.49	3.80	3.93	4.11
Portfolio turnover	21		31	21	28	40
Net assets at end of period (000 omitted)	$8,776		$9,548	$10,719	$11,829	$8,867

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by

18

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$24,173	$—	$24,173
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	2,734,245	—	2,734,245
Non-U.S. Sovereign Debt	—	1,073,857	—	1,073,857
U.S. Corporate Bonds	—	18,393,569	—	18,393,569
Residential Mortgage-Backed Securities	—	330,572	—	330,572
Commercial Mortgage-Backed Securities	—	1,405,090	—	1,405,090
Asset-Backed Securities (including CDOs)	—	2,505,811	—	2,505,811
Foreign Bonds	—	6,750,960	—	6,750,960
Mutual Funds	19,539,553	—	—	19,539,553
Total Investments	$19,539,553	$33,218,277	$—	$52,757,830

Other Financial Instruments
Futures Contracts – Assets	$12,135	$—	$—	$12,135
Futures Contracts – Liabilities	(4,083)	—	—	(4,083)
Forward Foreign Currency Exchange Contracts – Assets	—	70	—	70
Forward Foreign Currency Exchange Contracts – Liabilities	—	(715)	—	(715)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are

19

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$12,135	$(4,083)
Foreign Exchange	Forward Foreign Currency Exchange	70	(715)
Total		$12,205	$(4,798)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$61,466	$—
Foreign Exchange	—	82,580
Total	$61,466	$82,580

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(7,857)	$—
Foreign Exchange	—	(83,927)
Total	$(7,857)	$(83,927)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with

20

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error

21

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and expiration of capital loss carryforwards.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$1,657,951	$3,552,545

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$54,715,272
Gross appreciation	753,087
Gross depreciation	(2,710,529)
Net unrealized appreciation (depreciation)	$(1,957,442)
Undistributed ordinary income	2,355,164
Capital loss carryforwards	(1,642,018)
Other temporary differences	(7,911)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(1,642,018)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$1,402,576	$2,970,056
Service Class	255,375	582,489
Total	$1,657,951	$3,552,545

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $3,928, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $95,959, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $13,319, which equated to 0.0241% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,406.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0331% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $109 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$767,763	$555,247
Investments (non-U.S. Government securities)	$10,683,820	$14,868,006

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	332,652	$3,239,753	243,706	$2,413,257
Service Class	89,017	845,820	115,251	1,146,200
	421,669	$4,085,573	358,957	$3,559,457
Shares issued to shareholders in reinvestment of distributions
Initial Class	142,829	$1,402,576	316,300	$2,970,056
Service Class	26,192	255,375	62,499	582,489
	169,021	$1,657,951	378,799	$3,552,545
Shares reacquired
Initial Class	(1,051,969)	$(10,163,349)	(1,413,078)	$(14,034,614)
Service Class	(244,957)	(2,318,070)	(217,306)	(2,111,115)
	(1,296,926)	$(12,481,419)	(1,630,384)	$(16,145,729)
Net change
Initial Class	(576,488)	$(5,521,020)	(853,072)	$(8,651,301)
Service Class	(129,748)	(1,216,875)	(39,556)	(382,426)
	(706,236)	$(6,737,895)	(892,628)	$(9,033,727)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $341 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	2,203,194	438,350	(613,297)	2,028,247
MFS Institutional Money Market Portfolio	3,983,002	11,593,755	(14,717,361)	859,396

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(71,245)	$—	$1,248,756	$18,680,157
MFS Institutional Money Market Portfolio	44	—	4,953	859,396

	$(71,201)	$—	$1,253,709	$19,539,553

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $190,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

25

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

26

MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

27

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

28

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams Ward Brown Philipp Burgener David Cole Alexander Mackey Joshua Marston Robert Persons Matt Ryan

29

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

30

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

31

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

ANNUAL REPORT

December 31, 2016

MFS® TECHNOLOGY PORTFOLIO

MFS® Variable Insurance Trust II

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Alphabet, Inc., “A”	12.5%
Amazon.com, Inc.	6.7%
Facebook, Inc., “A”	6.6%
Microsoft Corp.	6.3%
Microchip Technology, Inc.	3.5%
Hewlett Packard Enterprise	3.4%
Visa, Inc., “A”	3.3%
Salesforce.com, Inc.	3.3%
Adobe Systems, Inc.	3.3%
NXP Semiconductors N.V.	3.0%

Top five industries (i)
Internet	21.3%
Computer Software	15.3%
Electronics	12.2%
Computer Software – Systems (s)	9.6%
Business Services	8.6%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 8.69%, while Service Class shares of the fund provided a total return of 8.39%. These compare with a return of 11.96% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 13.56% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day

Detractors from Performance

Stock selection in the computer software industry was a primary factor that detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. Overweight holdings of customer information software manager Salesforce.com and open source software solutions provider Red Hat weakened relative performance. The fund’s holdings of enterprise software solutions developer Enghouse Systems (b)(h) (Canada) also dampened relative performance.

An underweight position in the electronics industry was another area of relative weakness. The fund’s underweight position in computer graphics processors maker NVIDIA (h) weighed on relative returns as the stock outperformed the benchmark during the period. Strong demand for the company’s graphical processing units used in the gaming and deep learning data center segments helped drive record results. Not owning shares of semiconductor company Texas Instruments also hurt relative performance as the stock outperformed the benchmark during the reporting period.

Elsewhere, the fund’s short position in diversified technology products and services company IBM weighed on relative returns. Overweight positions in technology holdings company Alphabet and financial services software designer SS&C detracted from relative returns. The fund’s underweight holding of wireless communications software company QUALCOMM also weakened relative returns. Holdings of data platform provider Hortonworks (b)(h) further dampened relative performance.

Contributors to Performance

An overweight position and stock selection in the broadcasting industry were primary contributors to relative performance. The fund’s position in shares of media firm Time Warner (b) benefited relative performance. Shares of Time Warner rose following news of a proposed acquisition of the company by telecommunications services provider AT&T. The stock price was further buoyed after management reported earnings that were above consensus estimates, driven by strong results in the Turner cable networks division and a favorable tax adjustment.

3

MFS Technology Portfolio

Management Review – continued

Stock selection in the consumer services industry also strengthened relative returns. However, there were no individual securities within this industry that were among the fund’s top relative contributors during the reporting period.

In other industries, the fund’s overweight positions in enterprise information technology provider Hewlett-Packard, semiconductor manufacturer Microchip Technology, software solutions provider Silicon Laboratories, global provider of banking and payment technologies Fidelity National Information Services and online information portal Yahoo (h) helped relative returns. Shares of Microchip Technologies rose as synergies from the recent acquisition of Atmel pushed earnings above market expectations and led the company to raise its earnings outlook. The fund’s holdings of digital marketing software provider Marketo (b)(h) aided relative returns. The timing of the fund’s ownership in shares of enterprise software products maker Oracle (h), and a short position in computer components company Intel (h), also supported relative results. Not owning shares of network security solutions provider Palo Alto Networks further benefited relative performance.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	8.69%	15.60%	10.14%
Service Class	8/24/01	8.39%	15.28%	9.86%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%
Standard & Poor’s North American Technology Sector Index (f)		13.56%	17.41%	10.42%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.81%	$1,000.00	$1,080.01	$4.24
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
Service Class	Actual	1.06%	$1,000.00	$1,078.44	$5.54
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.04% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.07% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.6%
Aerospace – 1.0%
Leidos Holdings, Inc.	19,937	$1,019,578
Northrop Grumman Corp.	1,608	373,989

		$1,393,567

Broadcasting – 1.2%
Time Warner, Inc.	17,228	$1,663,019

Brokerage & Asset Managers – 2.3%
Intercontinental Exchange, Inc.	24,460	$1,380,033
NASDAQ, Inc.	27,882	1,871,440

		$3,251,473

Business Services – 8.6%
Cognizant Technology Solutions Corp., “A” (a)	37,164	$2,082,299
Equifax, Inc.	9,837	1,163,028
Fidelity National Information Services, Inc.	37,644	2,847,391
Fiserv, Inc. (a)	19,151	2,035,368
FleetCor Technologies, Inc. (a)	11,898	1,683,805
Global Payments, Inc.	24,348	1,689,995
Verisk Analytics, Inc., “A” (a)	8,480	688,322

		$12,190,208

Cable TV – 0.5%
Charter Communications, Inc., “A” (a)	2,661	$766,155

Computer Software – 15.3%
Adobe Systems, Inc. (a)	45,530	$4,687,313
Akamai Technologies, Inc. (a)	23,073	1,538,508
Cadence Design Systems, Inc. (a)	45,333	1,143,298
Microsoft Corp.	142,736	8,869,615
Red Hat, Inc. (a)	7,564	527,211
Salesforce.com, Inc. (a)	68,606	4,696,767
Twilio, Inc., “A” (a)	5,806	167,503

		$21,630,215

Computer Software – Systems – 10.4%
Apple, Inc. (s)	35,157	$4,071,884
Constellation Software, Inc.	4,071	1,849,922
Hewlett Packard Enterprise	208,521	4,825,176
Kinaxis, Inc. (a)	4,629	215,479
NICE Systems Ltd., ADR	11,253	773,756
ServiceNow, Inc. (a)	11,080	823,687
SS&C Technologies Holdings, Inc.	40,202	1,149,777
Vantiv, Inc., “A” (a)	11,119	662,915
Verint Systems, Inc. (a)	12,100	426,525

		$14,799,121

Consumer Services – 1.8%
Priceline Group, Inc. (a)	1,755	$2,572,935

Electrical Equipment – 1.3%
Amphenol Corp., “A”	27,778	$1,866,682

Electronics – 12.3%
Applied Materials, Inc.	55,562	$1,792,986
Broadcom Corp.	20,215	3,573,406
Coherent, Inc. (a)	6,311	867,037

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Mellanox Technologies Ltd. (a)	13,200	$539,880
Microchip Technology, Inc.	76,353	4,898,045
NXP Semiconductors N.V. (a)	43,951	4,307,638
Silicon Laboratories, Inc. (a)	22,051	1,433,315

		$17,412,307

Entertainment – 0.8%
Netflix, Inc. (a)	9,139	$1,131,408

Internet – 21.4%
Alibaba Group Holding Ltd., ADR (a)	25,461	$2,235,730
Alphabet, Inc., “A” (a)(s)	22,308	17,677,975
Facebook, Inc., “A” (a)(s)	80,956	9,313,988
LogMeIn, Inc.	10,742	1,037,140

		$30,264,833

Leisure & Toys – 2.7%
Activision Blizzard, Inc.	47,335	$1,709,267
Electronic Arts, Inc. (a)	27,385	2,156,843

		$3,866,110

Network & Telecom – 3.5%
Cisco Systems, Inc.	131,901	$3,986,048
Harris Corp.	3,385	346,861
Qualcomm, Inc.	10,399	678,015

		$5,010,924

Other Banks & Diversified Financials – 6.2%
Mastercard, Inc., “A”	39,003	$4,027,060
Visa, Inc., “A”	60,543	4,723,565

		$8,750,625

Specialty Stores – 6.7%
Amazon.com, Inc. (a)	12,698	$9,521,849

Telecommunications – Wireless – 1.6%
American Tower Corp., REIT	9,177	$969,825
SBA Communications Corp. (a)	12,104	1,249,859

		$2,219,684

Total Common Stocks (Identified Cost, $98,886,248)		$138,311,115

Issuer/Expiration Date/Strike Price	Number of Contracts
PUT OPTIONS PURCHASED – 0.0%
Consumer Services – 0.0%
Tripadvisor, Inc. – March 2017 @ $49	40	$18,800

Electronics – 0.0%
Sanmina Corp. – February 2017 @ $38	65	$19,500

Internet – 0.0%
Twitter, Inc. – March 2017 @ $19	63	$20,790

Total Put Options Purchased (Premium Paid, $65,305)		$59,090

7

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 3.8%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $5,414,347)	5,414,389	$5,414,389

Total Investments (Identified Cost, $104,365,900)		$143,784,594

SECURITIES SOLD SHORT – (1.3)%
Computer Software – Systems – (0.9)%
International Business Machines Corp.	(7,345)	$(1,219,197)

Electrical Equipment – (0.4)%
Belden, Inc.	(7,736)	$(578,421)

Total Securities Sold Short (Proceeds Received, $1,622,223)		$(1,797,618)

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(231,339)

Net Assets – 100.0%		$141,755,637

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2016, the fund had cash collateral of $43,517 and other liquid securities with an aggregate value of $3,250,183 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $98,951,553)	$138,370,205
Underlying affiliated funds, at value (identified cost, $5,414,347)	5,414,389
Total investments, at value (identified cost, $104,365,900)	$143,784,594
Deposits with brokers	43,517
Receivables for
Fund shares sold	144,087
Interest and dividends	29,607
Other assets	125
Total assets		$144,001,930
Liabilities
Payables for
Dividends on securities sold short	$387
Securities sold short, at value (proceeds received, $1,622,223)	1,797,618
Investments purchased	356,221
Fund shares reacquired	32,033
Payable to affiliates
Investment adviser	8,962
Shareholder servicing costs	55
Distribution and/or service fees	2,616
Payable for independent Trustees’ compensation	45
Accrued expenses and other liabilities	48,356
Total liabilities		$2,246,293
Net assets		$141,755,637
Net assets consist of
Paid-in capital	$99,570,638
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	39,243,261
Accumulated net realized gain (loss) on investments and foreign currency	2,941,738
Net assets		$141,755,637
Shares of beneficial interest outstanding		11,187,593

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,195,091	1,152,101	$13.19
Service Class	126,560,546	10,035,492	12.61

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment loss
Income
Dividends	$948,977
Interest	9,277
Dividends from underlying affiliated funds	12,574
Other	5,176
Foreign taxes withheld	(2,504)
Total investment income		$973,500
Expenses
Management fee	$977,528
Distribution and/or service fees	287,969
Shareholder servicing costs	8,037
Administrative services fee	30,081
Independent Trustees’ compensation	5,273
Custodian fee	12,956
Reimbursement of custodian expenses	(50,065)
Shareholder communications	12,754
Audit and tax fees	53,443
Legal fees	1,623
Dividend and interest expense on securities sold short	38,750
Miscellaneous	21,188
Total expenses		$1,399,537
Reduction of expenses by investment adviser	(9,253)
Net expenses		$1,390,284
Net investment loss		$(416,784)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$4,112,134
Underlying affiliated funds	71
Written options	159,976
Securities sold short	(246,422)
Foreign currency	899
Net realized gain (loss) on investments and foreign currency		$4,026,658
Change in unrealized appreciation (depreciation)
Investments	$7,610,186
Securities sold short	(135,389)
Translation of assets and liabilities in foreign currencies	(27)
Net unrealized gain (loss) on investments and foreign currency translation		$7,474,770
Net realized and unrealized gain (loss) on investments and foreign currency		$11,501,428
Change in net assets from operations		$11,084,644

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment loss	$(416,784)	$(465,252)
Net realized gain (loss) on investments and foreign currency	4,026,658	3,622,863
Net unrealized gain (loss) on investments and foreign currency translation	7,474,770	7,577,384
Change in net assets from operations	$11,084,644	$10,734,995
Distributions declared to shareholders
From net realized gain on investments	$(3,659,012)	$(3,394,608)
Change in net assets from fund share transactions	$12,740,167	$16,495,188
Total change in net assets	$20,165,799	$23,835,575
Net assets
At beginning of period	121,589,838	97,754,263
At end of period (including accumulated net investment loss of $0 and $99, respectively)	$141,755,637	$121,589,838

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.45		$11.63	$10.71	$7.93	$6.92
Income (loss) from investment operations
Net investment loss (d)	$(0.01	)(c)	$(0.03)	$(0.02)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.10		1.22	1.16	2.81	1.05
Total from investment operations	$1.09		$1.19	$1.14	$2.79	$1.01
Less distributions declared to shareholders
From net realized gain on investments	$(0.35)		$(0.37)	$(0.22)	$(0.01)	$—
Net asset value, end of period (x)	$13.19		$12.45	$11.63	$10.71	$7.93
Total return (%) (k)(r)(s)(x)	8.69	(c)	10.75	10.71	35.18	14.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	(c)	0.91	0.94	1.05	1.18
Expenses after expense reductions (f)	0.85	(c)	0.91	0.93	1.05	1.13
Net investment loss	(0.10	)(c)	(0.22)	(0.20)	(0.27)	(0.51)
Portfolio turnover	36		45	35	48	62
Net assets at end of period (000 omitted)	$15,195		$15,588	$16,062	$15,428	$13,019
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.82	(c)	0.89	0.91	0.95	1.00

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.95		$11.20	$10.35	$7.69	$6.73
Income (loss) from investment operations
Net investment loss (d)	$(0.04	)(c)	$(0.05)	$(0.05)	$(0.05)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.05		1.17	1.12	2.72	1.02
Total from investment operations	$1.01		$1.12	$1.07	$2.67	$0.96
Less distributions declared to shareholders
From net realized gain on investments	$(0.35)		$(0.37)	$(0.22)	$(0.01)	$—
Net asset value, end of period (x)	$12.61		$11.95	$11.20	$10.35	$7.69
Total return (%) (k)(r)(s)(x)	8.39	(c)	10.53	10.40	34.72	14.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	(c)	1.16	1.19	1.30	1.48
Expenses after expense reductions (f)	1.10	(c)	1.16	1.18	1.30	1.42
Net investment loss	(0.35	)(c)	(0.47)	(0.45)	(0.52)	(0.74)
Portfolio turnover	36		45	35	48	62
Net assets at end of period (000 omitted)	$126,561		$106,002	$81,693	$58,379	$32,010
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.06	(c)	1.14	1.16	1.20	1.25

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

14

MFS Technology Portfolio

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$128,928,589	$59,090	$—	$128,987,679
Netherlands	4,307,638	—	—	4,307,638
China	2,235,731	—	—	2,235,731
Canada	2,065,401	—	—	2,065,401
Israel	773,756	—	—	773,756
Mutual Funds	5,414,389	—	—	5,414,389
Total Investments	$143,725,504	$59,090	$—	$143,784,594
Short Sales	$(1,797,618)	$—	$—	$(1,797,618)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end purchased options, as presented in the Portfolio of Investments, generally are indicative of the volume of purchased options held during the period. The volume of written options held during the period is reflected in the written option activity table.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$59,090

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

15

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(292,158)	$159,976

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$(5,651)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

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Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended December 31, 2016:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	17,496	1,073,869
Options closed	(5,191)	(462,463)
Options exercised	(1,219)	(58,632)
Options expired	(11,086)	(552,774)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2016, this expense amounted to $38,750. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

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Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$—	$1,705,601
Long-term capital gains	3,659,012	1,689,007
Total distributions	$3,659,012	$3,394,608

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$104,540,453
Gross appreciation	40,150,718
Gross depreciation	(906,577)
Net unrealized appreciation (depreciation)	$39,244,141
Undistributed ordinary income	828,261
Undistributed long-term capital gain	3,489,260
Other temporary differences	(1,376,663)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

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Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$398,532	$461,237
Service Class	3,260,480	2,933,371
Total	$3,659,012	$3,394,608

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $9,253, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $7,367, which equated to 0.0056% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $670.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0231% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of

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MFS Technology Portfolio

Notes to Financial Statements – continued

Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $263 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in sale transactions pursuant to this policy, which amounted to $94,272. The sales transactions resulted in net realized gains (losses) of $(3,630).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $57,275,907 and $46,237,277, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	62,965	$787,597	91,653	$1,099,490
Service Class	2,251,503	27,047,907	2,238,577	26,068,727
	2,314,468	$27,835,504	2,330,230	$27,168,217
Shares issued to shareholders in reinvestment of distributions
Initial Class	29,987	$398,532	42,946	$461,237
Service Class	256,327	3,260,480	284,242	2,933,371
	286,314	$3,659,012	327,188	$3,394,608
Shares reacquired
Initial Class	(192,929)	$(2,432,011)	(263,963)	$(3,145,108)
Service Class	(1,344,754)	(16,322,338)	(943,939)	(10,922,529)
	(1,537,683)	$(18,754,349)	(1,207,902)	$(14,067,637)
Net change
Initial Class	(99,977)	$(1,245,882)	(129,364)	$(1,584,381)
Service Class	1,163,076	13,986,049	1,578,880	18,079,569
	1,063,099	$12,740,167	1,449,516	$16,495,188

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $807 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,222,460	39,509,176	(39,317,247)	5,414,389

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$71	$—	$12,574	$5,414,389

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MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

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MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Sabel

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MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

26

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,025,000 as capital gain dividends paid during the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2016

MFS® U.S. GOVERNMENT MONEY MARKET PORTFOLIO

(formerly MFS® Money Market Portfolio)

MFS® Variable Insurance Trust II

MKS-ANN

MFS® U.S. GOVERNMENT MONEY MARKET PORTFOLIO

(formerly MFS® Money Market Portfolio)

Note to Shareholders: Effective April 29, 2016, the fund’s name changed from MFS Money Market Portfolio to MFS U.S. Government Money Market Portfolio.

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS U.S. Government Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	18.8%
A-1	81.2%
Not Rated	0.0%
Other Assets Less Liabilities (o)	(0.0)%

Maturity breakdown (u)
0 - 7 days	19.5%
8 - 29 days	51.1%
30 - 59 days	29.4%
Other Assets Less Liabilities (o)	(0.0)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(o)	Less than 0.1%.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS U.S. Government Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.01%	0.00%
Service Class	8/24/01	0.01%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2016, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

Prior to April 29, 2016, the fund was named MFS Money Market Portfolio and MFS normally invested the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Effective April 29, 2016, the fund’s name was changed to MFS U.S. Government Money Market Portfolio and the fund adopted an investment strategy of normally investing at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities and an investment strategy of normally investing at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

3

MFS U.S. Government Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.30%	$1,000.00	$1,000.09	$1.51
	Hypothetical (h)	0.30%	$1,000.00	$1,023.63	$1.53
Service Class	Actual	0.30%	$1,000.00	$1,000.08	$1.51
	Hypothetical (h)	0.30%	$1,000.00	$1,023.63	$1.53

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

4

MFS U.S. Government Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 100.0%
Fannie Mae, 0.41%, due 1/11/2017	$7,592,000	$7,591,135
Fannie Mae, 0.39%, due 1/17/2017	4,110,000	4,109,288
Fannie Mae, 0.37%, due 1/18/2017	14,725,000	14,722,427
Fannie Mae, 0.379%, due 1/18/2017	7,444,000	7,442,668
Fannie Mae, 0.39%, due 1/20/2017	1,252,000	1,251,742
Fannie Mae, 0.43%, due 1/20/2017	2,400,000	2,399,455
Fannie Mae, 0.35%, due 2/01/2017	2,359,000	2,358,289
Fannie Mae, 0.38%, due 2/01/2017	8,000,000	7,997,382
Fannie Mae, 0.44%, due 2/01/2017	4,600,000	4,598,257
Fannie Mae, 0.47%, due 2/01/2017	3,759,000	3,757,479
Federal Farm Credit Bank, 0.5%, due 1/19/2017	6,700,000	6,698,325
Federal Farm Credit Bank, 0.4%, due 1/27/2017	12,735,000	12,731,321
Federal Farm Credit Bank, 0.43%, due 1/30/2017	2,600,000	2,599,099
Federal Farm Credit Bank, 0.49%, due 2/02/2017	4,212,000	4,210,165
Federal Farm Credit Bank, 0.46%, due 2/03/2017	4,256,000	4,254,205
Federal Farm Credit Bank, 0.42%, due 2/22/2017	8,000,000	7,995,147
Federal Home Loan Bank, 0.39%, due 1/04/2017	14,022,000	14,021,544
Federal Home Loan Bank, 0.4%, due 1/05/2017	3,614,000	3,613,839
Federal Home Loan Bank, 0.4%, due 1/05/2017	14,400,000	14,399,360
Federal Home Loan Bank, 0.3%, due 1/06/2017	6,095,000	6,094,746
Federal Home Loan Bank, 0.32%, due 1/06/2017	15,265,000	15,264,322
Federal Home Loan Bank, 0.35%, due 1/11/2017	4,962,000	4,961,518
Federal Home Loan Bank, 0.32%, due 1/13/2017	112,000	111,988

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Federal Home Loan Bank, 0.36%, due 1/13/2017	$15,216,000	$15,214,174
Federal Home Loan Bank, 0.35%, due 1/18/2017	15,178,000	15,175,491
Federal Home Loan Bank, 0.449%, due 1/18/2017	4,468,000	4,467,053
Federal Home Loan Bank, 0.45%, due 1/18/2017	1,641,000	1,640,651
Federal Home Loan Bank, 0.355%, due 1/25/2017	7,618,000	7,616,197
Freddie Mac, 0.32%, due 1/03/2017	10,798,000	10,797,808
Freddie Mac, 0.43%, due 1/19/2017	13,719,000	13,716,050
Freddie Mac, 0.38%, due 1/23/2017	9,000,000	8,997,910
Freddie Mac, 0.4%, due 1/23/2017	9,600,000	9,597,653
Freddie Mac, 0.34%, due 1/30/2017	5,000,000	4,998,631
Freddie Mac, 0.42%, due 2/02/2017	14,728,000	14,722,502
Freddie Mac, 0.34%, due 2/06/2017	5,612,000	5,610,092
Freddie Mac, 0.355%, due 2/07/2017	18,000,000	17,993,433
Freddie Mac, 0.395%, due 2/23/2017	10,558,000	10,551,860
U.S. Treasury Bill, 0.32%, due 1/05/2017	6,640,000	6,639,764
U.S. Treasury Bill, 0.345%, due 1/12/2017	5,000,000	4,999,473
U.S. Treasury Bill, 0.3525%, due 1/12/2017	15,215,000	15,213,361
U.S. Treasury Bill, 0.33%, due 1/26/2017	15,145,000	15,141,529
U.S. Treasury Bill, 0.38%, due 1/26/2017	1,312,000	1,311,654
U.S. Treasury Bill, 0.425%, due 1/26/2017	9,963,000	9,960,060
U.S. Treasury Bill, 0.35%, due 2/09/2017	15,000,000	14,994,313

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$362,543,360

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(150,254)

NET ASSETS – 100.0%		$362,393,106

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments, at amortized cost and value	$362,543,360
Cash	306
Receivable for fund shares sold	183,646
Other assets	319
Total assets		$362,727,631
Liabilities
Payable for fund shares reacquired	$258,431
Payable to affiliates
Investment adviser	11,595
Shareholder servicing costs	62
Payable for independent Trustees’ compensation	80
Accrued expenses and other liabilities	64,357
Total liabilities		$334,525
Net assets		$362,393,106
Net assets consist of
Paid-in capital	$362,393,106
Net assets		$362,393,106
Shares of beneficial interest outstanding		362,612,917

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$179,457,917	179,566,073	$1.00
Service Class	182,935,189	183,046,844	1.00

See Notes to Financial Statements

6

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$1,189,089
Other	4,027
Total investment income		$1,193,116
Expenses
Management fee	$1,920,660
Distribution and/or service fees	495,078
Shareholder servicing costs	11,867
Administrative services fee	69,521
Independent Trustees’ compensation	11,057
Custodian fee	20,994
Reimbursement of custodian expenses	(29,710)
Audit and tax fees	35,322
Legal fees	3,322
Miscellaneous	13,229
Total expenses		$2,551,340
Reduction of expenses by investment adviser and distributor	(1,389,179)
Net expenses		$1,162,161
Net investment income		$30,955
Net realized gain (loss) on investments		$3,595
Change in net assets from operations		$34,550

See Notes to Financial Statements

7

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$30,955	$0
Net realized gain (loss) on investments	3,595	51
Change in net assets from operations	$34,550	$51
Distributions declared to shareholders
From net investment income	$(30,955)	$—
Change in net assets from fund share transactions	$(10,468,273)	$(46,710,775)
Total change in net assets	$(10,464,678)	$(46,710,724)
Net assets
At beginning of period	372,857,784	419,568,508
At end of period	$362,393,106	$372,857,784

See Notes to Financial Statements

8

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(c)(w)	$0.00		$0.00		$0.00		$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)	0.00
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)	0.01	(c)	0.00		0.00		0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	(c)	0.57		0.55		0.55		0.55
Expenses after expense reductions (f)	0.30	(c)	0.13		0.10		0.12		0.16
Net investment income	0.01	(c)	0.00		0.00		0.00		0.00
Net assets at end of period (000 omitted)	$179,458		$190,761		$214,019		$228,673		$242,646

Service Class	Years ended 12/31
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(c)(w)	$0.00		$0.00		$0.00		$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)	0.00
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)	0.01	(c)	0.00		0.00		0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(c)	0.82		0.80		0.80		0.80
Expenses after expense reductions (f)	0.30	(c)	0.13		0.10		0.12		0.15
Net investment income	0.01	(c)	0.00		0.00		0.00		0.00
Net assets at end of period (000 omitted)	$182,935		$182,097		$205,550		$246,964		$289,762

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

MFS U.S. Government Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS U.S. Government Money Market Portfolio (formerly MFS Money Market Portfolio) (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Prior to April 29, 2016, the fund was named MFS Money Market Portfolio and MFS normally invested the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Effective April 29, 2016, the fund’s name was changed to MFS U.S. Government Money Market Portfolio and the fund adopted an investment strategy of normally investing at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/ or repurchase agreements collateralized by cash or U.S. Government securities and an investment strategy of normally investing at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short-term securities	$—	$362,543,360	$—	$362,543,360

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a

10

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2016, the fund had no repurchase agreements outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2016, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$30,955	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$362,543,360

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$15,975	$—
Service Class	14,980	—
Total	$30,955	$—

11

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.50%
Average daily net assets in excess of $500 million	0.45%

During the year ended December 31, 2016, MFS voluntarily waived receipt of $866,843 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2016, this voluntary waiver had the effect of reducing the management fee by 0.23% of average daily net assets on an annualized basis. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $27,258, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.27% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2016, MFD voluntarily waived receipt of $495,078 of the fund’s distribution and/or service fees in order to avoid a negative yield. For the year ended December 31, 2016, this voluntary waiver had the effect of reducing the distribution and/or service fees by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2016 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $9,321, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,546.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $747 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

12

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	50,259,392	$50,259,392	58,858,173	$58,858,173
Service Class	147,523,783	147,523,783	77,562,487	77,562,487
	197,783,175	$197,783,175	136,420,660	$136,420,660
Shares issued to shareholders in reinvestment of distributions
Initial Class	15,975	$15,975	—	$—
Service Class	14,980	14,980	—	—
	30,955	$30,955	—	$—
Shares reacquired
Initial Class	(61,584,806)	$(61,584,806)	(82,126,619)	$(82,126,619)
Service Class	(146,697,597)	(146,697,597)	(101,004,816)	(101,004,816)
	(208,282,403)	$(208,282,403)	(183,131,435)	$(183,131,435)
Net change
Initial Class	(11,309,439)	$(11,309,439)	(23,268,446)	$(23,268,446)
Service Class	841,166	841,166	(23,442,329)	(23,442,329)
	(10,468,273)	$(10,468,273)	(46,710,775)	$(46,710,775)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,387 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

13

MFS U.S. Government Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS U.S. Government Money Market Portfolio (formerly MFS Money Market Portfolio):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Money Market Portfolio (formerly MFS Money Market Portfolio) (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Money Market Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

14

MFS U.S. Government Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

15

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Ed O’Dette

16

MFS U.S. Government Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

17

MFS U.S. Government Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

18

MFS U.S. Government Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT II” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

19

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

20

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

21

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2016 and 2015, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	42,794	42,794
MFS Core Equity Portfolio	44,818	44,818
MFS Corporate Bond Portfolio	62,599	62,599
MFS Emerging Markets Equity Portfolio	45,103	45,103
MFS Global Governments Portfolio	60,371	60,371
MFS Global Growth Portfolio	55,106	55,106
MFS Global Research Portfolio	43,664	43,664
MFS Global Tactical Allocation Portfolio	60,408	60,408
MFS Government Securities Portfolio	51,294	51,294
MFS High Yield Portfolio	66,648	66,648
MFS International Growth Portfolio	45,103	45,103
MFS International Value Portfolio	45,971	45,971
MFS Massachusetts Investors Growth Stock Portfolio	44,718	44,718
MFS U.S. Government Money Market Portfolio	26,407	26,407
MFS Research International Portfolio	42,794	42,794
MFS Strategic Income Portfolio	66,386	66,386
MFS Technology Portfolio	42,894	42,894

Total	847,078	847,078

For the fiscal years ended December 31, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,810	4,810	0	93
To MFS Core Equity Portfolio	2,400	2,400	4,810	4,810	0	32
To MFS Corporate Bond Portfolio	2,400	2,400	4,810	4,810	0	57
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,810	4,810	0	15
To MFS Global Governments Portfolio	2,400	2,400	4,810	4,810	0	43
To MFS Global Growth Portfolio	2,400	2,400	4,810	4,810	0	12
To MFS Global Research Portfolio	2,400	2,400	4,810	4,810	0	25
To MFS Global Tactical Allocation Portfolio	2,400	2,400	4,810	4,810	0	10,184
To MFS Government Securities Portfolio	2,400	2,400	4,810	4,810	0	160
To MFS High Yield Portfolio	2,400	2,400	4,810	4,810	0	128
To MFS International Growth Portfolio	2,400	2,400	4,810	4,810	0	40

To MFS International Value Portfolio	2,400	2,400	4,810	4,810	0	226
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	2,400	4,810	4,810	0	114
To MFS U.S. Government Money Market Portfolio	2,400	2,400	4,810	4,810	0	88
To MFS Research International Portfolio	2,400	2,400	4,810	4,810	0	69
To MFS Strategic Income Portfolio	2,400	2,400	4,810	4,810	0	14
To MFS Technology Portfolio	2,400	2,400	4,810	4,810	0	16
Total fees billed by Deloitte To above Funds:	40,800	40,800	81,770	81,770	0	11,316

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Research Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS High Yield Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS International Growth Portfolio*	0	186,019	0	0	5,000	5,000

To MFS and MFS Related Entities of MFS International Value Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS U.S. Government Money Market Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Research International Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Technology Portfolio*	0	186,019	0	0	5,000	5,000

	Aggregate fees for non-audit services:
	2016	2015
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	117,722	198,322
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	117,722	198,261
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	117,722	198,286
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	117,722	198,244
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	117,722	198,272
To MFS Global Growth Portfolio MFS and MFS Related Entities#	117,722	198,241
To MFS Global Research Portfolio, MFS and MFS Related Entities#	117,722	198,254
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	117,722	208,413
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	117,722	198,389
To MFS High Yield Portfolio, MFS and MFS Related Entities#	117,722	198,357
To MFS International Growth Portfolio, MFS and MFS Related Entities#	117,722	198,269
To MFS International Value Portfolio, MFS and MFS Related Entities#	117,722	198,455
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	117,722	198,343
To MFS U.S. Government Money Market Portfolio, MFS and MFS Related Entities#	117,722	198,317
To MFS Research International Portfolio, MFS and MFS Related Entities#	117,722	198,298
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	117,722	198,243
To MFS Technology Portfolio, MFS and MFS Related Entities#	117,722	198,245

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President
(Principal Executive Officer)

Date: February 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: February 15, 2017

*	Print name and title of each signing officer under his or her signature.